                                                        File Number: 333-182763
                                                                      811-04294

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]


                          POST-EFFECTIVE AMENDMENT 17


                            REGISTRATION STATEMENT

                                    and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]


                             AMENDMENT NUMBER 280


                               -----------------

                           VARIABLE ANNUITY ACCOUNT
             (formerly Minnesota Mutual Variable Annuity Account)
                          (Exact Name of Registrant)

                       Minnesota Life Insurance Company
                              (Name of Depositor)

                               -----------------

                           400 Robert Street North,
                        St. Paul, Minnesota 55101-2098
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (651) 665-3500
              (Depositor's Telephone Number, Including Area Code)

                              Gary R. Christensen
             Senior Vice President, Secretary and General Counsel
                       Minnesota Life Insurance Company
                            400 Robert Street North
                        St. Paul, Minnesota 55101-2098
                    (Name and Address of Agent for Service)

                               -----------------

It is proposed that this filing will become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b)


[_]  on (date) pursuant to paragraph (b) of Rule 485


[_]  60 days after filing pursuant to paragraph (a) (i)


[X]  on May 1, 2017 pursuant to paragraph (a)(i)


[_]  75 days after filing pursuant to paragraph (a)(ii)

[_]  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     TITLE OF SECURITIES BEING REGISTERED
                          Variable Annuity Contracts

                               -----------------


================================================================================

MULTIOPTION(R) GUIDE
VARIABLE ANNUITY CONTRACT
MINNESOTA LIFE INSURANCE COMPANY

[LOGO] MINNESOTA LIFE

400 ROBERT STREET NORTH . ST. PAUL, MINNESOTA 55101-2098 .
 TELEPHONE: 1-800-362-3141 . HTTP://WWW.SECURIAN.COM

    This Prospectus sets forth the information that a prospective investor should know before investing. It describes an individual, flexible payment, Variable Annuity contract ("the Contract") offered by the Minnesota Life Insurance Company. There are 2 series available: B Series and L Series. This contract is designed for long term investors. It may be used in connection with all types of personal retirement plans or independent of a retirement plan.
    This contract is NOT:
   . a bank deposit or obligation
   . federally insured
   . endorsed by any bank or government agency
    You may invest your Contract Values in our Variable Annuity Account or certain Guaranteed Interest Options that are available.

THE VARIABLE ANNUITY ACCOUNT INVESTS IN THE FOLLOWING FUND PORTFOLIOS:

[LOGO] Advantus/(R)/ CAPITAL MANAGEMENT

SECURIAN FUNDS TRUST
..SFT ADVANTUS BOND FUND -- CLASS 2 SHARES
..SFT ADVANTUS DYNAMIC MANAGED VOLATILITY FUND
..SFT ADVANTUS GOVERNMENT MONEY MARKET FUND
..SFT ADVANTUS INDEX 400 MID-CAP FUND -- CLASS 2 SHARES ..SFT ADVANTUS INDEX 500 FUND -- CLASS 2 SHARES
..SFT ADVANTUS INTERNATIONAL BOND FUND -- CLASS 2 SHARES ..SFT ADVANTUS MANAGED VOLATILITY EQUITY FUND
..SFT ADVANTUS MORTGAGE SECURITIES FUND -- CLASS 2 SHARES ..SFT ADVANTUS REAL ESTATE SECURITIES FUND -- CLASS 2 SHARES ..SFT IVY/SM/ GROWTH FUND*
..SFT IVY/SM/ SMALL CAP GROWTH FUND*
..SFT PYRAMIS(R) CORE EQUITY FUND -- CLASS 2 SHARES
..SFT T. ROWE PRICE VALUE FUND

*'IVY' IS THE SERVICE MARK OF IVY DISTRIBUTORS, INC., AN AFFILIATE OF THE
 WADDELL & REED INVESTMENT MANAGEMENT COMPANY, THE FUND'S SUBADVISOR.


[LOGO]        AB
      ALLIANCE BERNSTEIN
         Investments

AB VARIABLE PRODUCTS SERIES FUND, INC.
..DYNAMIC ASSET ALLOCATION PORTFOLIO -- CLASS B SHARES

[LOGO] American Century
       Investments/R/

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
..VP INFLATION PROTECTION FUND -- CLASS II SHARES

[LOGO]

AMERICAN FUNDS INSURANCE SERIES(R)

..GLOBAL BOND FUND -- CLASS 2 SHARES
..GLOBAL GROWTH FUND -- CLASS 2 SHARES
..GLOBAL SMALL CAPITALIZATION FUND -- CLASS 2 SHARES
..GROWTH FUND -- CLASS 2 SHARES
..GROWTH-INCOME FUND -- CLASS 2 SHARES
..INTERNATIONAL FUND -- CLASS 2 SHARES

..NEW WORLD FUND(R) -- CLASS 2 SHARES

..U.S. GOVERNMENT/AAA-RATED SECURITIES FUND -- CLASS 2 SHARES


[LOGO]

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
..CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO -- CLASS II SHARES

[LOGO] Fidelity/(R)/
       INVESTMENTS

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
..EQUITY-INCOME PORTFOLIO -- SERVICE CLASS 2 SHARES
..MID CAP PORTFOLIO -- SERVICE CLASS 2 SHARES

[LOGO](R) FRANKLIN TEMPLETON
             INVESTMENTS



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
..FRANKLIN SMALL CAP VALUE VIP FUND -- CLASS 2 SHARES
..TEMPLETON DEVELOPING MARKETS VIP FUND -- CLASS 2 SHARES

[LOGO] Goldman Sachs Asset Management

GOLDMAN SACHS VARIABLE INSURANCE TRUST
..GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND -- SERVICE SHARES ..GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND -- SERVICE SHARES

[LOGO]

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
..INVESCO V.I. AMERICAN VALUE FUND -- SERIES II SHARES
..INVESCO V.I. COMSTOCK FUND -- SERIES II SHARES
..INVESCO V.I. EQUITY AND INCOME FUND -- SERIES II SHARES
..INVESCO V.I. SMALL CAP EQUITY FUND -- SERIES II SHARES


[LOGO]

IVY VARIABLE INSURANCE PORTFOLIOS
..IVY VIP ASSET STRATEGY
..IVY VIP BALANCED
..IVY VIP CORE EQUITY
..IVY VIP GLOBAL GROWTH
..IVY VIP GLOBAL NATURAL RESOURCES
..IVY VIP HIGH INCOME
..IVY VIP INTERNATIONAL CORE EQUITY
..IVY VIP MICRO CAP GROWTH
..IVY VIP MID CAP GROWTH
..IVY VIP SCIENCE AND TECHNOLOGY
..IVY VIP SMALL CAP CORE
..IVY VIP VALUE
..IVY VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED VOLATILITY
..IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
..IVY VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED VOLATILITY


[LOGO] JANUS

JANUS ASPEN SERIES
..BALANCED PORTFOLIO -- SERVICE SHARES
..FLEXIBLE BOND PORTFOLIO -- SERVICE SHARES
..FORTY PORTFOLIO -- SERVICE SHARES
..OVERSEAS PORTFOLIO -- SERVICE SHARES
..PERKINS MID CAP VALUE PORTFOLIO -- SERVICE SHARES

[LOGO] MFS/(SM)/




MFS(R) VARIABLE INSURANCE TRUST II
..MFS(R) INTERNATIONAL VALUE PORTFOLIO -- SERVICE CLASS

[LOGO] Morgan Stanley Investment Management


MORGAN STANLEY VARIABLE INSURANCE FUND, INC.
..MORGAN STANLEY VIF EMERGING MARKETS EQUITY PORTFOLIO -- CLASS II SHARES


[LOGO]

ALPS VARIABLE INVESTMENT TRUST
..MORNINGSTAR AGGRESSIVE GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS II
 SHARES*
..MORNINGSTAR BALANCED ETF ASSET ALLOCATION PORTFOLIO -- CLASS II SHARES* ..MORNINGSTAR CONSERVATIVE ETF ASSET ALLOCATION PORTFOLIO -- CLASS II SHARES* ..MORNINGSTAR GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS II SHARES* ..MORNINGSTAR INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS II
 SHARES*
*THESE PORTFOLIOS ARE STRUCTURED AS FUND OF FUNDS THAT INVEST DIRECTLY IN
 SHARES OF UNDERLYING FUNDS. SEE THE SECTION ENTITLED "AN OVERVIEW OF CONTRACT FEATURES -- THE PORTFOLIOS" FOR ADDITIONAL INFORMATION.

[LOGO] NEUBERGER BERMAN



NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
..NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO -- S CLASS SHARES

[LOGO]
OppenheimerFunds/TM/
The Right Way to Invest

OPPENHEIMER VARIABLE ACCOUNT FUNDS
..OPPENHEIMER INTERNATIONAL GROWTH FUND/VA -- SERVICE SHARES
                                     [LOGO]

                                     PIMCO

PIMCO VARIABLE INSURANCE TRUST
..PIMCO VIT GLOBAL DIVERSIFIED ALLOCATION PORTFOLIO -- ADVISOR CLASS SHARES

..PIMCO VIT LOW DURATION PORTFOLIO -- ADVISOR CLASS SHARES
..PIMCO VIT TOTAL RETURN PORTFOLIO -- ADVISOR CLASS SHARES

[LOGO] Putnam Investments

PUTNAM VARIABLE TRUST

..PUTNAM VT EQUITY INCOME FUND -- CLASS IB SHARES

..PUTNAM VT GROWTH AND INCOME FUND -- CLASS IB SHARES (ON/ABOUT MAY 15, 2017
 WILL MERGE INTO PUTNAM VT EQUITY INCOME FUND)
..PUTNAM VT GROWTH OPPORTUNITIES FUND -- CLASS IB SHARES

[LOGO] TOPS/TM/
TOPS-THE OPTIMIZED PORTFOLIO SYSTEM/TM/


NORTHERN LIGHTS VARIABLE TRUST
..TOPS(R) MANAGED RISK BALANCED ETF PORTFOLIO -- CLASS 2 SHARES
..TOPS(R) MANAGED RISK FLEX ETF PORTFOLIO
..TOPS(R) MANAGED RISK GROWTH ETF PORTFOLIO -- CLASS 2 SHARES
..TOPS(R) MANAGED RISK MODERATE GROWTH ETF PORTFOLIO -- CLASS 2 SHARES
Your Contract Value and the amount of each Variable Annuity Payment will vary in accordance with the performance of the investment Portfolio(s) you select for amounts allocated to the Variable Annuity Account. You bear the entire investment risk for amounts you allocate to those Portfolios.

This Prospectus includes the information you should know before purchasing a contract. You should read it and keep it for future reference. A Statement of Additional Information, with the same date, contains further contract information. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling:
1-800-362-3141 or by writing to us at the address shown above. The table of contents for the Statement of Additional Information may be found at the end of this Prospectus. A copy of the text of this Prospectus and the Statement of Additional Information may also be found at the SEC's web site: http://www.sec.gov, via its EDGAR database.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.


THE DATE OF THIS PROSPECTUS AND OF THE STATEMENT OF ADDITIONAL INFORMATION IS:
MAY 1, 2017.

                               TABLE OF CONTENTS


            SPECIAL TERMS.......................................  1
            HOW TO CONTACT US...................................  4
            AN OVERVIEW OF CONTRACT FEATURES....................  5
            CONTRACT CHARGES AND EXPENSES.......................  9
            CONDENSED FINANCIAL INFORMATION AND FINANCIAL
             STATEMENTS......................................... 14
            DESCRIPTION OF THE CONTRACT......................... 20
              Ownership, Annuitants and Beneficiaries........... 20
              Right of Cancellation or "Free Look".............. 21
              1035 Exchanges or Replacements.................... 21
              Purchase Payments................................. 22
              Automatic Purchase Plan........................... 23
              Purchase Payment Allocation Options............... 23
              Focused Portfolio Strategies or Models............ 23
              CustomChoice Allocation Option.................... 24
              SimpleChoice Asset Allocation Portfolios.......... 28
              Transfers......................................... 29
              Market Timing and Disruptive Trading.............. 30
              Speculative Investing............................. 31
              Systematic Transfer Arrangements.................. 31
                 Automatic Portfolio Rebalancing................ 31
                 Dollar Cost Averaging.......................... 32
                 DCA Fixed Account Option....................... 32
              Purchase Payments and Value of the Contract....... 33
                 Crediting Accumulation Units................... 33
                 Value of the Contract.......................... 34
                 Accumulation Unit Value........................ 34
              Net Investment Factor for Each Valuation Period... 34
              Redemptions, Withdrawals and Surrender............ 35
              Modification and Termination of the Contract...... 36
              Assignment........................................ 36
              Deferment of Payment.............................. 36
              Confirmation Statements and Reports............... 37
            CONTRACT CHARGES AND FEES........................... 37
              Deferred Sales Charge............................. 37
              Hospital and Medical Care or Terminal Condition
               Waiver........................................... 38
              Mortality and Expense Risk Charge................. 39
              Administrative Charge............................. 39
              Annual Maintenance Fee............................ 40
              Optional Contract Rider Charges................... 40
              Premium Taxes..................................... 44
              Transfer Charges.................................. 44
              Underlying Portfolio Charges...................... 44
            ANNUITIZATION BENEFITS AND OPTIONS.................. 44
              Annuity Payments.................................. 44
              Electing the Retirement Date and Annuity
               Option........................................... 45
              Annuity Options................................... 46
              Calculation of Your First Annuity Payment......... 47
              Amount of Subsequent Variable Annuity
               Payments......................................... 47
              Value of the Annuity Unit......................... 47
              Transfers after you have Annuitized your Contract. 48
            DEATH BENEFITS...................................... 48
              Before Annuity Payments Begin..................... 48
              Optional Death Benefit Riders..................... 50
                 Highest Anniversary Value II Death Benefit
                  Option........................................ 51
                 Premier II Death Benefit Option................ 52
                 Premier Protector Death Benefit Option......... 53


                 Estate Enhancement Benefit II (EEB II)
                  Option.......................................  55
                 MyPath Highest Anniversary Death Benefit
                  (MyPath DB) (Single and Joint) Options.......  56
              Death Benefits After Annuity Payments Begin......  59
              Abandoned Property Requirements..................  59
            OPTIONAL LIVING BENEFIT RIDERS.....................  59
              MyPath Lifetime Income Optional Riders...........  60
              SureTrack Plus 90 Option......................... 107
              Guaranteed Minimum Income Benefit (GMIB)
               Option.......................................... 111
              Ovation Lifetime Income II (Ovation II) (Single
               and Joint) Option............................... 119
            GENERAL INFORMATION................................ 128
              The Company -- Minnesota Life Insurance
               Company......................................... 128
              The Separate Account -- Variable Annuity
               Account......................................... 129
              Changes to the Separate Account -- Additions,
               Deletions or Substitutions...................... 129
              Compensation Paid for the Sale of Contracts...... 130
              Payments Made by Underlying Mutual Funds......... 132
              The General Account.............................. 132
            VOTING RIGHTS...................................... 133
            FEDERAL TAX STATUS................................. 133
            PERFORMANCE DATA................................... 141
            CYBERSECURITY...................................... 142
            STATEMENT OF ADDITIONAL INFORMATION................ 142
            APPENDIX A -- Condensed Financial Information
             and Financial Statements.......................... A-1
            APPENDIX B -- Illustration of Annuity Values....... B-1
              Illustration of Variable Annuity Income.......... B-1
            APPENDIX C -- Types of Qualified Contracts......... C-1
            APPENDIX D -- Examples of Highest Anniversary
             Value II Death Benefit Option..................... D-1
            APPENDIX E -- Examples of Premier II Death
             Benefit Option.................................... E-1
            APPENDIX F -- Examples of Estate Enhancement
             Benefit II Option................................. F-1
            APPENDIX G -- Examples of the Guaranteed
             Minimum Income Benefit Option..................... G-1
            APPENDIX H -- Examples of the Ovation Lifetime
             Income II Single and Joint Options................ H-1
            APPENDIX I -- Examples of the MyPath Highest
             Anniversary Death Benefit Single and Joint
             Options........................................... I-1
            APPENDIX J -- Examples of the MyPath Core Flex
             Single and Joint Options.......................... J-1
            APPENDIX K -- Examples of the MyPath Ascend
             Single and Joint Options.......................... K-1
            APPENDIX L -- Examples of the MyPath Summit
             Single and Joint Options.......................... L-1
            APPENDIX M -- Examples of the MyPath Value
             Single and Joint Options.......................... M-1
            APPENDIX N -- Examples of the MyPath Ascend 2.0
             Single and Joint Options.......................... N-1
            APPENDIX O -- Examples of the SureTrack Plus 90
             Option............................................ O-1
            APPENDIX P -- Historic Benefit Base Enhancement
             Rates and Annual Income Percentages............... P-1
            APPENDIX Q -- Examples of the Premier Protector
             Death Benefit Rider............................... Q-1

--------------------------------------------------------------------------------
THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION IN WHICH THE OFFERING WOULD BE UNLAWFUL. WE HAVE NOT AUTHORIZED ANY DEALER, SALESPERSON, REPRESENTATIVE OR OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS, AND, IF GIVEN OR MADE, YOU SHOULD NOT RELY ON THEM.
--------------------------------------------------------------------------------

SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: an accounting unit of measure used to calculate the value of a Sub-Account of the Variable Annuity Account, of this contract before Annuity Payments begin.


ACTIVITIES OF DAILY LIVING (ADL): The activities of daily living refer to basic functional abilities that ensure the ability for self-care and ability to live independently without substantial assistance from another individual. The six activities of daily living are:

   (1) Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
   (2) Continence: The ability to maintain control of bowel and bladder function or, when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for a catheter or colostomy bag).
   (3) Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   (4) Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
   (5) Toileting: Getting to and from the toilet, getting on and off the toilet and performing associated personal hygiene.
   (6) Transferring: Moving into or out of a bed, chair or wheelchair.


ANNUITANT: the natural person named as annuitant upon whose lifetime Annuity Payment benefits will be determined under the contract. An Annuitant's life may also be used to determine the value of death benefits and to determine the Maturity Date.

ANNUITY PAYMENTS: a series of payments for life; for life with a minimum number of payments guaranteed; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: an accounting unit of measure used to calculate the value of Annuity Payments under a Variable Annuity income option.

ASSUMED INVESTMENT RETURN: the annual investment return (AIR) used to determine the amount of the initial Variable Annuity Payment. Currently the AIR is equal to 4.5%.

ANNUITY COMMENCEMENT DATE: the date on which Annuity Payments are elected to begin. This may be the Maturity Date or a date you select prior to the Maturity Date.

CODE:  the Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: the present value of any remaining period certain payments payable in a lump sum. The value will be based upon the then current dollar amount of one payment and the same interest rate that served as a basis for the annuity. If a Commuted Value is elected for a period certain on a Variable Annuity Payment during the life of the Annuitant, a deferred sales charge may apply.

CONTRACT ANNIVERSARY: the same day and month as the Contract Date for each succeeding year of this contract.

CONTRACT DATE: the effective date of this contract. It is also the date from which we determine Contract Anniversaries and Contract Years.

CONTRACT VALUE: the sum of your values in the Variable Annuity Account, the DCA Fixed Account, and the Fixed Account, on any Valuation Date prior to the Annuity Commencement Date.

CONTRACT YEAR: a period of one year beginning with the Contract Date or a Contract Anniversary.

DESIGNATED LIFE: for the applicable optional death benefit and optional living benefit riders, the "Designated Life" is the Owner of the contract, or the Annuitant in the case of an Owner that is not a natural person, unless otherwise agreed to by us. The Designated Life will be used to determine the benefits under the single versions of the optional riders. The Designated Life will be shown on your contract rider. For the single versions of the optional rider, a Designated Life may not be added or changed after the rider effective date. For joint versions of the optional rider, an Owner must be a natural person.

DOLLAR COST AVERAGING (DCA) FIXED ACCOUNT: a Guaranteed Interest Option available for Purchase Payment allocations. Purchase Payments allocated to the DCA Fixed Account will be transferred out to the Sub-Accounts of the Variable Annuity Account that you elect, over a specified time period. Amounts in the DCA Fixed Account are part of our General Account.

FIXED ACCOUNT: a Guaranteed Interest Option available for Fixed Annuity Payments. If you elect Fixed Annuity Payments, your Contract Value will be transferred to the Fixed Account as of the date we receive your election. For any period prior to the date amounts are applied to provide Annuity Payments, interest will be credited on amounts in the Fixed Account at an annual rate at least equal to the minimum guaranteed interest rate shown in your contract. Amounts in the Fixed Account are part of our General Account.

FIXED ANNUITY: an annuity providing for payments of guaranteed amounts throughout the payment period.

GENERAL ACCOUNT: all of our assets other than those held in our other Separate Accounts.

GUARANTEED INTEREST OPTIONS: A type of investment option that provides an interest rate guaranteed for a specified period of time. The Guaranteed Interest Options currently include the Fixed Account (for Fixed Annuity Payments only) and the DCA Fixed Account (for new Purchase Payments only).

JOINT DESIGNATED LIFE AND DESIGNATED LIVES: for the applicable optional death benefit and optional living benefit riders, the "Joint Designated Life" is either the joint Owner or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse of the Designated Life. "Designated Lives" will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the joint versions of the optional riders. The Designated Life and Joint Designated Life will be shown on your contract rider. A Joint Designated Life may be removed because of divorce, but otherwise may not be added or changed after the rider effective date. The joint versions of the optional riders are not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing the joint version of an optional rider if you have questions about your spouse's status under federal law.


MATURITY DATE: the date the contract matures. The Maturity Date will be the first of the month on or following the oldest Annuitant's 95/th/ or 100/th/ birthday, unless otherwise agreed to by us. The Maturity Date may vary by the contract issue state and the date of issue. Consult your contract for the date applicable to you.


MINNESOTA LIFE, WE, OUR, US:  Minnesota Life Insurance Company.

NET INVESTMENT FACTOR: the Net Investment Factor for a valuation period is the gross investment rate for such valuation period less a deduction for the charges to the Variable Annuity Account including any applicable optional benefit riders. The gross investment factor is a measure of the performance of the underlying Fund after deductions for all charges to the Variable Annuity Account including those for applicable optional benefit riders.

NON-QUALIFIED CONTRACT:  A contract other than a Qualified Contract.

OWNER, YOU, YOUR: the owner of the contract, which could be a natural person(s), or a corporation, trust, or custodial account that holds the contract as agent for the sole benefit of a natural person(s). The Owner has all of the rights under the contract.

PORTFOLIO(S), FUND(S): the mutual funds whose separate investment portfolios we have designated as eligible investments for the Variable Annuity Account. Each Sub-Account of the Variable Annuity Account invests in a different Portfolio. Currently these include the Portfolios shown on the cover page of this Prospectus.

PRO-RATA BASIS: values adjusted on a Pro-rata Basis means that the value being adjusted will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the value that is being adjusted immediately prior to the withdrawal,
   (b) is the total amount withdrawn, including any applicable charges, and
   (c) is the Contract Value immediately prior to the withdrawal.

PURCHASE PAYMENTS: amounts paid to us under your contract in consideration of the benefits provided.

QUALIFIED CONTRACT: A contract issued to an employer sponsored retirement plan or an individual retirement annuity or account that receives favorable tax treatment under Section 401, 404, 408, 408A or 457 of the Code. Currently, we issue Qualified Contracts that may include, but are not limited to, Traditional IRAs, Roth IRAs, and Simplified Employee Pension (SEP) IRAs.

RATE SHEET PROSPECTUS SUPPLEMENT: Supplements to the Prospectus that we periodically file with the SEC that provide and modify certain rates associated with optional living benefit riders. Rate Sheet Prospectus Supplements disclose the benefit base enhancement rate and annual income percentage that will be available for new contract purchases for a specified period. Current Rate Sheet Prospectus Supplements are available to Owners at the time of new contract purchases.

SEPARATE ACCOUNT: a separate investment account for which the investment experience of its assets is separate from that of our other assets.

SUB-ACCOUNT: a division of the Variable Annuity Account. Each Sub-Account invests in a different Portfolio.

VALUATION DATE OR VALUATION DAYS:  each date on which a Portfolio is valued.

VARIABLE ANNUITY: an annuity providing for payments varying in amount in accordance with the investment experience of the Portfolios.

VARIABLE ANNUITY ACCOUNT: a separate investment account called the Variable Annuity Account. The investment experience of its assets is separate from that of our other assets.

HOW TO CONTACT US

We make it easy for you to find information on your annuity. Here's how you can get the answers you need.

ON THE INTERNET

Visit our eService Center 24 hours a day, 7 days a week at www.securian.com. Our eService Center offers the following (when applicable):

                                    [GRAPHIC]  .  Account values
                                               .  Variable investment performance
                                               .  Interest rates (when applicable)
                                               .  Service forms
                                               .  Beneficiary information
                                               .  Transaction tools to allow transfers
                                               .  Contribution and transaction history

ANNUITY SERVICE LINE

                                    [GRAPHIC]  .  Call our service line at 1-800-362-3141 to speak with one of our customer service representatives. They're available
                                                  Monday through Friday from 7:30 a.m. to 4:30 p.m.
                                                  Central Time during normal business days.

BY MAIL

                                    [GRAPHIC]  .  Purchase Payments, service requests, and inquiries sent by regular mail should be sent to:
                                                   Minnesota Life
                                                   Annuity Services
                                                   P.O. Box 64628
                                                   St. Paul, MN 55164-0628
                                               .  All overnight express mail should be sent to:
                                                   Annuity Services A3-9999
                                                   400 Robert Street North
                                                   St. Paul, MN 55101-2098

        .  To receive a current copy of the MultiOption(R) Guide
           Variable Annuity Statement of Additional Information (SAI) without charge, call 1-800- 362-3141, or complete and detach the following and send it to:
            Minnesota Life Insurance Company
            Annuity Services
            P.O. Box 64628
            St. Paul, MN 55164-0628

                    Name __________________________________________________________________
                    Address _______________________________________________________________
                    City _______________________________________________ State _______ Zip __

AN OVERVIEW OF CONTRACT FEATURES


ANNUITY CONTRACTS

An annuity is a contract between an Owner and an insurance company, where the insurance company promises to pay you an income in the form of Annuity Payments. These payments begin on a designated date, referred to as the Annuity Commencement Date. An annuity contract may be "deferred" or "immediate". An immediate annuity contract is one in which Annuity Payments begin right away, generally within a month or two after our receipt of your Purchase Payment. A deferred annuity delays your Annuity Payments until a later date. During this deferral period, also known as the accumulation period, your annuity Purchase Payments and any earnings accumulate on a tax deferred basis. Tax deferral means you are not taxed until you take money out of your annuity.

TYPE OF CONTRACT

The Contract is a variable annuity because the value of your contract can increase or decrease based on the investment experience of the Portfolios in the Separate Account. If you invest in the Separate Account, the amount of money you accumulate in your contract during the accumulation phase depends upon the performance of the Portfolios you select. You can lose money for amounts you allocate to the Separate Account. If you choose a Variable Annuity for the income phase, the amount of Annuity Payments you receive from the Separate Account also depend upon the investment performance of your Portfolios. GUARANTEES PROVIDED BY THE INSURANCE COMPANY AS TO THE BENEFITS PROMISED IN THE CONTRACT ARE SUBJECT TO THE CLAIMS PAYING ABILITY OF THE INSURANCE COMPANY AND ARE SUBJECT TO THE RISK THAT THE INSURANCE COMPANY MAY DEFAULT ON ITS OBLIGATIONS UNDER THOSE GUARANTEES.

Below is a summary of certain contract features and expenses. PLEASE SEE THE CORRESPONDING SECTION OF THE PROSPECTUS FOR COMPLETE DETAILS, RESTRICTIONS OR LIMITATIONS THAT MAY APPLY. YOUR CONTRACT HAS A RIGHT OF CANCELLATION WHICH IS DESCRIBED IN DETAIL IN THE SECTION ENTITLED "RIGHT OF CANCELLATION OR FREE LOOK". Charges that apply to your Contract may be found in the section entitled "Contract Charges and Fees".

State variations of certain features may exist and the Contract may not be available in every state. The state in which your Contract is issued governs whether or not certain features, riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in riders or endorsements to your Contract. In addition, we may offer other Variable Annuity contracts which could be more or less expensive, or have different benefits from this Contract. See your registered representative for more information and to help determine if this product is right for you.


PURCHASE PAYMENTS:*

    Initial Minimum (B and L Series)                   $10,000 for Qualified and
                                                       Non-Qualified Contracts

    Subsequent payment minimum (B and L Series)        $500
                                                       ($100 for automatic payment plans)

    Maximum cumulative Purchase Payments (B and L      $1,000,000
    Series)** (without our prior consent)

  * Please note: If you intend to use this contract as part of an employer sponsored retirement plan or it is a Qualified Contract, the retirement plan or Qualified Contract may have contribution minimums or maximums that are different than those that apply to this contract. In addition, you will receive no additional benefit from the tax deferral feature of the annuity since the employer sponsored retirement plan (if it is tax qualified) or Qualified Contract is already tax deferred. You should consult your tax advisor to ensure that you meet all of the requirements and limitations, and to be sure this contract is appropriate to your situation.

  ** Restrictions on additional Purchase Payments may apply and are described later in this Prospectus. See the section entitled "Description of the Contract -- Purchase Payments" for details. If you elect an optional death benefit rider or optional living benefit rider, there may be additional restrictions on Purchase Payments. See the sections entitled "Death Benefits -- Optional Death Benefit Riders" and "Optional Living Benefit Riders" for details.

INVESTMENT OPTIONS:

   Fixed Account (available only for Fixed Annuity     Minnesota Life General Account
     Payments)

   DCA Fixed Account (new Purchase Payments only)      6 Month Option

   DCA Fixed Account (new Purchase Payments only)
                                                       12 Month Option

   Variable Annuity Account
                                                       See the list of Portfolios on the cover page

WITHDRAWALS:

                        Minimum withdrawal amount      $250

   (Withdrawals and surrenders may be subject to deferred sales charges.)

In certain cases the deferred sales charge ("DSC") is waived on withdrawal or surrender. The following DSC waivers are included in this contract if the withdrawal or surrender is after the first Contract Anniversary:

  .  Hospital and Medical Care Waiver

  .  Terminal Condition Waiver

State variations may apply to these waivers. See your representative and the section entitled "Contract Charges and Fees" for more details. The DSC is also waived at death and upon annuitization.

DEATH BENEFIT AND OPTIONAL DEATH BENEFITS

Your contract provides a standard guaranteed minimum death benefit. Certain optional death benefits may also be selected for an additional charge and may provide the opportunity for a larger death benefit. The optional death benefits include:

  .  HIGHEST ANNIVERSARY VALUE II (HAV II) DEATH BENEFIT OPTION,

  .  PREMIER II DEATH BENEFIT (PDB II) OPTION, and

  . MYPATH(TM) HIGHEST ANNIVERSARY DEATH BENEFIT (MYPATH DB) (SINGLE AND JOINT) OPTION. This rider is only available when you also elect to buy a MyPath Core Flex or MyPath Value optional living benefit rider.


  .  PREMIER PROTECTOR DEATH BENEFIT (PREMIER PROTECTOR OR PPDB) RIDER


In addition to the HAV II and PDB II optional riders, you may also elect the ESTATE ENHANCEMENT BENEFIT II (EEB II) OPTION for an additional charge. This optional contract rider provides for an additional amount to be included in the death benefit proceeds when the death benefit proceeds become payable under your contract. It is intended to provide additional amounts to help offset expenses that may be due upon your death, such as federal and state taxes that may be payable on any taxable gains in your contract.

Once you elect an optional rider, you may not cancel it. Please refer to the section entitled "Optional Death Benefit Riders" later in the Prospectus for a complete description of each rider, its benefits, limitations, and restrictions. Please also refer to the section entitled "Optional Contract Rider Charges" later in the Prospectus for a complete description of the rider charges.

ALLOCATION OF CONTRACT VALUES

You can change your allocation of future Purchase Payments by giving us written notice or a telephone call notifying us of the change. New Purchase Payments may be allocated among the Portfolios or to the DCA Fixed Account. Before Annuity Payments begin, you may transfer all or a part of your Contract Value among the Portfolios. If you elect a living benefit rider, your investment options may be limited to options permitted by us. After Annuity Payments begin, you may instruct us to transfer amounts held as annuity reserves among the Variable Annuity Sub-Accounts for a Variable Annuity, subject to some restrictions. Once Annuity Payments begin, annuity reserves may not be transferred from a Variable Annuity to a Fixed Annuity or from a Fixed Annuity to a Variable Annuity.

AVAILABLE ANNUITY OPTIONS

The annuity options available include a life annuity; a life annuity with a period certain of 120 months, 180 months, or 240 months; and a joint and last survivor annuity. Each annuity option may be elected as a Variable or Fixed Annuity or a combination of the two. Other annuity options may be available from us on request.

OPTIONAL LIVING BENEFIT RIDERS

We have suspended the availability of the following optional riders:

  .  MyPath Ascend -- Single and Joint Options (effective October 15, 2014)

  .  Guaranteed Minimum Income Benefit (effective October 4, 2013)

  . Ovation Lifetime Income II -- Single and Joint Options (effective October 4, 2013)

Certain other optional contract riders may also be available to you for an additional charge. These are sometimes referred to as "living benefits." Only one living benefit may be elected on a contract. When you elect a living benefit rider your investment choices will be limited and you must allocate your entire Contract Value to an allocation plan permitted by us. Purchase Payment amounts after your initial Purchase Payment may also be limited. Each optional contract rider may or may not be beneficial to you depending on your specific circumstances and how you intend to use your contract. For example, if you take withdrawals in excess of the annual guaranteed amount(s), it may adversely affect the benefit of the optional contract rider. Each rider also has a charge that applies to it. The charges are discussed in the section entitled "Optional Contract Rider Charges."

MYPATH LIFETIME INCOME OPTIONAL RIDERS

We currently offer the following single and joint versions of optional living benefit riders, each of which is a guaranteed lifetime withdrawal benefit rider:

  .  MYPATH CORE FLEX (SINGLE AND JOINT),

  .  MYPATH ASCEND 2.0 (SINGLE AND JOINT),

  .  MYPATH SUMMIT (SINGLE AND JOINT), AND

  .  MYPATH VALUE (SINGLE AND JOINT).

Collectively, these optional riders along with the MyPath Ascend (Single and Joint) optional riders, are sometimes referred to as the MyPath Lifetime Income optional riders.

Each of the MyPath Lifetime Income optional riders is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount beginning on or after a certain date (referred to as the benefit date) and continuing over the lifetime of the Designated life (for Single versions), and over the lifetime of two Designated Lives (for Joint versions), regardless of the underlying Sub-Account performance. The amount received will be in the form of a withdrawal from your Contract Value if the Contract Value is greater than zero. If the Contract Value falls to zero, the amount received will be pursuant to the automatic payment phase. Please be aware that if you withdraw more than the guaranteed annual withdrawal amount, that withdrawal may adversely reduce the amount you can withdraw in future years, and as a result the benefit may be reduced or eliminated.

Once you elect one of these optional riders, you may not cancel it. Please refer to the section entitled "Optional Living Benefit Riders" later in the Prospectus for a complete description of each rider, its benefits, and its limitations and restrictions. Please also refer to the section entitled "Optional Contract Rider Charges" later in the Prospectus for a complete description of the rider charges.

SURETRACK PLUS 90

SureTrack Plus 90 is a guaranteed minimum accumulation benefit. It is an optional living benefit rider. This optional rider is designed to provide a benefit that guarantees the Owner a minimum Contract Value at the end of a specified period called the benefit period. The benefit period is 10 years. This optional rider may be appropriate for you if you are concerned about loss of Contract Value due to market fluctuations and are willing to hold the contract and rider until the end of the benefit period. SureTrack Plus 90 may not be appropriate for you if you intend to surrender or annuitize your contract before the end of the 10-year benefit period or if you take withdrawals during the benefit period, which reduces the benefit.

Please refer to the section entitled "Optional Living Benefit Riders" later in the Prospectus for a complete description of SureTrack Plus 90 benefits, and its limitations and restrictions. Please also refer to the section entitled "Optional Contract Rider Charges" later in the Prospectus for a complete description of the rider charges.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

EFFECTIVE OCTOBER 4, 2013 THIS OPTION IS NO LONGER AVAILABLE.

This optional living benefit rider provides for a guaranteed minimum Fixed Annuity benefit, when elected on certain benefit dates, to protect against negative investment performance you may experience during your contract's accumulation period. If you do not annuitize your contract, you will not utilize the guaranteed Fixed Annuity benefit this option provides. If you do not intend to annuitize, this option may not be appropriate for you. The GMIB annuity payout rates are conservative so the Annuity Payments provided by this rider may be less than the same Annuity Payment option available under the base contract, even if the benefit base is greater than the Contract Value. Once you elect this option it cannot be cancelled. This rider does not guarantee an investment return in your contract or a minimum Contract Value. WITHDRAWALS FROM YOUR CONTRACT WILL REDUCE THE BENEFIT YOU RECEIVE IF YOU ANNUITIZE UNDER THIS RIDER AND THERE ARE LIMITATIONS ON HOW YOUR CONTRACT VALUE MAY BE ALLOCATED IF YOU PURCHASE THIS RIDER. IF YOUR CONTRACT IS NOT ELIGIBLE FOR THE AUTOMATIC PAYMENT PHASE, ANY WITHDRAWAL OR CHARGE THAT REDUCES YOUR CONTRACT VALUE TO ZERO TERMINATES THE RIDER AND THE CONTRACT. IF YOU ANTICIPATE HAVING TO MAKE NUMEROUS WITHDRAWALS FROM THE CONTRACT, THIS RIDER MAY NOT BE APPROPRIATE. SEE THE SECTION OF THIS PROSPECTUS ENTITLED 'OPTIONAL LIVING BENEFIT RIDERS' FOR A COMPLETE DESCRIPTION OF THE GMIB RIDER.

OVATION LIFETIME INCOME II (OVATION II)

EFFECTIVE OCTOBER 4, 2013 THIS OPTION IS NO LONGER AVAILABLE.

Ovation II is a guaranteed lifetime withdrawal benefit. It is an optional living benefit rider, and can be elected as a single option (Ovation II -- Single) or as a joint option (Ovation II -- Joint). The optional rider is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount beginning on the benefit date (described below) and continuing over the Owner's life for Ovation II -- Single, and over the lifetime of two "Designated Lives" for Ovation II -- Joint, regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value if the Contract Value is greater than zero and will be pursuant to the automatic payment phase if the Contract Value falls to zero. In each Contract Year, beginning on the later of the rider effective date or the Contract Anniversary following the 59/th/ birthday of the oldest Owner (or Annuitant in the case of a non-natural Owner) for Ovation II -- Single, and of the youngest Designated Life for Ovation II -- Joint (the "benefit date"), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the Owner's death (or in the case of joint Owners, until the first death) for Ovation II -- Single, and until the death of both Designated Lives for Ovation II --Joint. For Ovation II -- Single, the GAI amount is based on the age of the oldest Owner and ranges from 4.5% to 6.5% of the benefit base. For Ovation II -- Joint, the GAI amount is based on the age of the youngest Designated Life and ranges from 4.0% to 6.0% of the benefit base. Once you elect this rider it cannot be cancelled. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES (INCLUDING TERMINATING THE 200% BENEFIT BASE GUARANTEE) AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Optional Living Benefit Riders' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation II rider.

This rider differs, in part, from the GMIB rider in that the Ovation II rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through Fixed Annuity Payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation II. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation II rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial advisor.

CONTRACT CHARGES AND EXPENSES

The following contract expense information is intended to illustrate the expenses of the MultiOption(R) Guide Variable Annuity contract. All expenses shown are rounded to the nearest dollar.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted and range from 0% to 3.5%, depending on applicable law.

OWNER TRANSACTION EXPENSES

  SALES LOAD IMPOSED ON PURCHASES

                  (as a percentage of Purchase Payments)    None

  DEFERRED SALES CHARGE

 . Deferred sales charges may apply to withdrawals, partial surrenders and surrenders.

  (as a percentage of each Purchase Payment)

                   YEARS SINCE PURCHASE PAYMENT B SERIES L SERIES
                   ---------------------------- -------- --------
                               0-1                 8%       8%
                               1-2                 8%       8%
                               2-3                 7%       7%
                               3-4                 6%       6%
                               4-5                 5%       0%
                               5-6                 4%       0%
                               6-7                 3%       0%
                         7 and thereafter          0%       0%
                SURRENDER FEES                    None     None

                TRANSFER FEE*
                  Maximum Charge                  $10*     $10*
                  Transfer Charge                 None     None

* (We reserve the right to impose a $10 charge for each transfer when transfer requests exceed 12 in a single Contract Year. Currently this fee is waived.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Portfolio company fees and expenses.

                                            B SERIES L SERIES
                                            -------- --------
                  ANNUAL MAINTENANCE FEE**    $50      $50

** (Applies only to contracts where the greater of the Contract Value or Purchase Payments, less withdrawals, is less than $50,000 on the Contract Anniversary and at surrender. Does not apply after annuitization.)

SEPARATE ACCOUNT ANNUAL EXPENSES BEFORE ANNUITY PAYMENTS COMMENCE (as a percentage of average account value)

BASE CONTRACT SEPARATE ACCOUNT CHARGES

                                                                           B SERIES L SERIES
                                                                           -------- --------
Mortality and Expense Risk Charge                                            1.20%    1.55%
Administrative Charge                                                        0.15%    0.15%
Total Base Contract Separate Account Annual Expenses (No Optional Riders)    1.35%    1.70%

OPTIONAL SEPARATE ACCOUNT CHARGES

                                                       B SERIES L SERIES
                                                       -------- --------
        Estate Enhancement Benefit II (EEB II) Charge    0.25%    0.25%

MAXIMUM POSSIBLE SEPARATE ACCOUNT CHARGE COMBINATIONS

                                    TOTAL CHARGE:     TOTAL CHARGE:
                                  OPTIONAL CHARGE + OPTIONAL CHARGE +
                                    BASE CONTRACT     BASE CONTRACT
                                      B SERIES          L SERIES
                                  ----------------- -----------------
          Base Contract + EEB II        1.60%             1.95%

(The HAV II, PDB II, MyPath DB, and each of the optional living benefit riders are not included with the above charges because these charges are calculated on a different basis than the above-described charges.)

OTHER OPTIONAL BENEFIT CHARGES (APPLIES TO B AND L SERIES WHERE APPLICABLE)


-------------------------------------------------------------------------------------------------------
                                          CURRENT    MAXIMUM     TO DETERMINE THE
                                          BENEFIT    POSSIBLE      AMOUNT TO BE
                                           CHARGE     CHARGE   DEDUCTED, THE ANNUAL  THE BENEFIT CHARGE
                                           ANNUAL     ANNUAL   CHARGE PERCENTAGE IS    IS DEDUCTED ON
            OPTIONAL RIDER               PERCENTAGE PERCENTAGE  MULTIPLIED BY THE:         EACH:
-------------------------------------------------------------------------------------------------------
OPTIONAL DEATH BENEFIT RIDERS CURRENTLY OFFERED
-------------------------------------------------------------------------------------------------------
Premier Protector Death Benefit --          0.90%      0.90%     Premier Protector       Quarterly
  Charge                                                           Death Benefit         Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------
Highest Anniversary Value II                0.30%      0.30%       Death Benefit         Quarterly
  (HAV II) Death Benefit Charge                                                          Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------
Premier II Death Benefit (PDB II)           0.80%      0.80%       Death Benefit         Quarterly
  Charge                                                                                 Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------
MyPath Highest Anniversary Death            0.40%      0.40%    Highest Anniversary      Quarterly
  Benefit -- Single and Joint                                      Death Benefit         Contract
  (MyPath DB) Charge                                                                    Anniversary
-------------------------------------------------------------------------------------------------------
OPTIONAL LIVING BENEFIT RIDERS CURRENTLY OFFERED
-------------------------------------------------------------------------------------------------------
MyPath Core Flex -- Single Charge           1.20%      2.00%    Greater of Contract      Quarterly
                                                               Value or Benefit Base     Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------
MyPath Core Flex -- Joint Charge            1.30%      2.00%    Greater of Contract      Quarterly
                                                               Value or Benefit Base     Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------
MyPath Ascend 2.0 -- Single Charge          1.40%      2.25%    Greater of Contract      Quarterly
                                                               Value or Benefit Base     Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------
MyPath Ascend 2.0 -- Joint Charge           1.50%      2.25%    Greater of Contract      Quarterly
                                                               Value or Benefit Base     Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------
MyPath Summit -- Single Charge              1.40%      2.25%    Greater of Contract      Quarterly
                                                               Value or Benefit Base     Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------
MyPath Summit -- Joint Charge               1.50%      2.25%    Greater of Contract      Quarterly
                                                               Value or Benefit Base     Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------
MyPath Value -- Single Charge               0.45%      1.00%    Greater of Contract      Quarterly
  (Contracts Issued Before May 1, 2017)                        Value or Benefit Base     Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                          CURRENT    MAXIMUM     TO DETERMINE THE
                                          BENEFIT    POSSIBLE      AMOUNT TO BE
                                           CHARGE     CHARGE   DEDUCTED, THE ANNUAL  THE BENEFIT CHARGE
                                           ANNUAL     ANNUAL   CHARGE PERCENTAGE IS    IS DEDUCTED ON
            OPTIONAL RIDER               PERCENTAGE PERCENTAGE  MULTIPLIED BY THE:         EACH:
-------------------------------------------------------------------------------------------------------
MyPath Value -- Joint Charge                0.55%      1.00%    Greater of Contract      Quarterly
  (Contracts Issued Before May 1, 2017)                        Value or Benefit Base     Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------
MyPath Value -- Single Charge               0.55%      1.00%    Greater of Contract      Quarterly
  (Contracts Issued On or After                                Base or Benefit Base      Contract
  May 1, 2017)                                                                          Anniversary
-------------------------------------------------------------------------------------------------------
MyPath Value -- Joint Charge                0.65%      1.00%    Greater of Contract      Quarterly
  (Contracts Issued On or After                                Base or Benefit Base      Contract
  May 1, 2017)                                                                          Anniversary
-------------------------------------------------------------------------------------------------------
SureTrack Plus 90                           1.30%      2.00%     Accumulation Base       Quarterly
                                                                                         Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------
OPTIONAL LIVING BENEFIT RIDERS NO LONGER OFFERED
-------------------------------------------------------------------------------------------------------
MyPath Ascend -- Single Charge              1.40%      2.25%    Greater of Contract      Quarterly
                                                               Value or Benefit Base     Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------
MyPath Ascend -- Joint Charge               1.50%      2.25%    Greater of Contract      Quarterly
                                                               Value or Benefit Base     Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit           0.95%      1.50%       Benefit Base          Contract
  (GMIB) Charge                                                                         Anniversary
-------------------------------------------------------------------------------------------------------
Ovation Lifetime Income II -- Single        1.20%      2.25%    Greater of Contract      Quarterly
  Charge                                                       Value or Benefit Base     Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------
Ovation Lifetime Income II -- Joint         1.20%      2.50%    Greater of Contract      Quarterly
  Charge                                                       Value or Benefit Base     Contract
                                                                                        Anniversary
-------------------------------------------------------------------------------------------------------




The next item shows the minimum and maximum total operating expenses charged by the Portfolios (before any waivers or reimbursements) that you may pay periodically during the time that you own the contract. More detail concerning each of the Portfolio's fees and expenses is contained in the prospectus for each Portfolio.


                                                                               MINIMUM MAXIMUM
                                                                               ------- -------
TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES                                   %       %
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)




State premium taxes may also be deducted ranging from 0% to 3.5% depending on applicable law. See "Premium Tax" section for more information.

OWNER EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other Variable Annuity contracts. These costs include Owner transaction expenses, annual maintenance fees, Separate Account annual expenses, and Portfolio company fees and expenses.

Please note:

  .  You may elect only one optional living benefit rider on the contract.

  . You may not elect the HAV II, PDB II, Premier Protector DB or the EEB II with any optional living benefit rider.


  . You may only elect MyPath DB along with the MyPath Core Flex or MyPath Value optional living benefit riders.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and uses the Separate Account annual expenses before Annuity Payments commence. The Example is shown using both the least expensive Portfolio (Minimum Fund Expenses) and the most expensive Portfolio (Maximum Fund Expenses) before any reimbursements, with the most expensive contract design over the time period:

  . Base + MyPath DB -- Joint + MyPath Core Flex -- Joint (B and L Series contracts)

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                                       IF YOU ANNUITIZE AT THE END OF THE
                               IF YOU SURRENDERED YOUR CONTRACT AT THE AVAILABLE TIME PERIOD OR YOU DO
                               END OF THE APPLICABLE TIME PERIOD         NOT SURRENDER YOUR CONTRACT
                               --------------------------------------- -------------------------------
MULTIOPTION GUIDE -- B SERIES  1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR    3 YEARS 5 YEARS 10 YEARS
-----------------------------  ------   -------   -------   --------   ------    ------- ------- --------
MAXIMUM FUND EXPENSES
Base + MyPath DB -- Joint +
 MyPath Core Flex -- Joint
MINIMUM FUND EXPENSES
Base + MyPath DB -- Joint +
 MyPath Core Flex -- Joint

MULTIOPTION -- L SERIES
-----------------------
MAXIMUM FUND EXPENSES
Base + MyPath DB -- Joint +
 MyPath Core Flex -- Joint
MINIMUM FUND EXPENSES
Base + MyPath DB -- Joint +
 MyPath Core Flex -- Joint


NOTE: In the above example, the charge for MyPath Core Flex -- Joint assumes the maximum annual fee rate of 2.00% applies for each of the years. If your rider charge is not at the maximum annual fee rate, then your expenses would be less than those shown above.

Different fees and expenses not reflected in the examples above apply after annuity payments commence. Please see the section entitled "Contract Charges and Fees" for a discussion of those expenses. The examples contained in this table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

SEPARATE ACCOUNT ANNUAL EXPENSES AFTER ANNUITY PAYMENTS COMMENCE (as a percentage of average account value)

This section shows the fees and charges that apply to your contract after Annuity Payments commence.

  SEPARATE ACCOUNT BASED CHARGES                  B SERIES        L SERIES

  Mortality and Expense Risk Charge                 1.20%           1.20%

  Administrative Charge                             0.15%           0.15%

  Total Base Contract Separate Account Annual

  Expenses (No Optional Riders)                     1.35%           1.35%

  Optional Separate Account Charges            Not Applicable  Not Applicable

  OTHER CHARGES                                   B SERIES        L SERIES

  Optional Benefit Charges                     Not Applicable  Not Applicable

CONDENSED FINANCIAL INFORMATION AND FINANCIAL STATEMENTS

The financial history of each Sub-Account may be found in the appendix under the heading "Condensed Financial Information and Financial Statements". The complete financial statements of the Variable Annuity Account and Minnesota Life are included in the Statement of Additional Information.

THE PORTFOLIOS

Below is a list of the Portfolios, their investment adviser and/or investment sub-adviser, and investment objective. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the Portfolio's investment techniques and risks associated with its investments. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD CAREFULLY READ THESE PROSPECTUSES BEFORE INVESTING IN THE CONTRACT. Please contact us to receive a copy of the Portfolio prospectuses. If you received a summary prospectus for a Portfolio, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Portfolio prospectus.

                                                               INVESTMENT                            INVESTMENT
                    FUND NAME                                    ADVISER                             OBJECTIVE
                    ---------                                   ----------                           ----------
AB VARIABLE PRODUCTS SERIES FUND, INC.
Dynamic Asset Allocation Portfolio -- Class B      AllianceBernstein L.P.               The investment seeks to maximize
 Shares+                                                                                total return consistent with the
                                                                                        Adviser's determination of
                                                                                        reasonable risk.
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE
 INSURANCE FUNDS)
Invesco V.I. American Value Fund -- Series II      Invesco Advisers, Inc.               To provide above-average total
 Shares                                                                                 return over a market cycle of three
                                                                                        to five years by investing in common
                                                                                        stocks and other equity securities.
Invesco V.I. Comstock Fund -- Series II Shares     Invesco Advisers, Inc.               Seeks capital growth and income
                                                                                        through investments in equity
                                                                                        securities, including common stocks,
                                                                                        preferred stocks and securities
                                                                                        convertible into common and
                                                                                        preferred stocks.
Invesco V.I. Equity and Income Fund -- Series II   Invesco Advisers, Inc.               The Fund's investment objectives
 Shares                                                                                 are both capital appreciation and
                                                                                        current income.
Invesco V.I. Small Cap Equity Fund -- Series II    Invesco Advisers, Inc.               The Fund's investment objective is
 Shares                                                                                 long-term growth of capital. The
                                                                                        investment objective of the Fund
                                                                                        may be changed by the Board of
                                                                                        Trustees (the Board) without
                                                                                        shareholder approval.
ALPS VARIABLE INVESTMENT TRUST (MORNINGSTAR)
Morningstar Aggressive Growth ETF Asset            ALPS Advisors, Inc.,                 Seeks to provide investors with
 Allocation Portfolio -- Class II Shares           SUB-ADVISER: Morningstar Investment  capital appreciation.
                                                   Management LLC
Morningstar Balanced ETF Asset Allocation          ALPS Advisors, Inc.,                 Seeks to provide investors with
 Portfolio -- Class II Shares                      SUB-ADVISER: Morningstar Investment  capital appreciation and some
                                                   Management LLC                       current income.

                                                               INVESTMENT                            INVESTMENT
                    FUND NAME                                    ADVISER                              OBJECTIVE
                    ---------                                   ----------                            ----------
Morningstar Conservative ETF Asset Allocation      ALPS Advisors, Inc.,                 Seeks to provide investors with
 Portfolio -- Class II Shares                      SUB-ADVISER: Morningstar Investment  current income and preservation of
                                                   Management LLC                       capital.
Morningstar Growth ETF Asset Allocation            ALPS Advisors, Inc.,                 Seeks to provide investors with
 Portfolio -- Class II Shares                      SUB-ADVISER: Morningstar Investment  capital appreciation.
                                                   Management LLC
Morningstar Income and Growth ETF Asset            ALPS Advisors, Inc.,                 Seeks to provide investors with
 Allocation Portfolio Class II Shares              SUB-ADVISER: Morningstar Investment  current income and capital
                                                   Management LLC                       appreciation.
AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
VP Inflation Protection Fund -- Class II Shares    American Century Investment          The Fund pursues long-term total
                                                   Management, Inc.                     return using a strategy that seeks to
                                                                                        protect against U.S. inflation.
AMERICAN FUNDS INSURANCE SERIES(R)
Global Bond Fund -- Class 2 Shares                 Capital Research and Management      The Fund's investment objective is
                                                   Company                              to provide you, over the long term,
                                                                                        with a high level of total return
                                                                                        consistent with prudent investment
                                                                                        management.
Global Growth Fund -- Class 2 Shares               Capital Research and Management      The Fund's investment objective is
                                                   Company                              to provide you with long-term
                                                                                        growth of capital.
Global Small Capitalization Fund -- Class 2 Shares Capital Research and Management      The Fund's investment objective is
                                                   Company                              to provide you with long-term
                                                                                        growth of capital.
Growth Fund -- Class 2 Shares                      Capital Research and Management      The Fund's investment objective is
                                                   Company                              to provide you with growth of
                                                                                        capital.
Growth-Income Fund -- Class 2 Shares               Capital Research and Management      The Fund's investment objectives
                                                   Company                              are to achieve long-term growth of
                                                                                        capital and income.
International Fund -- Class 2 Shares               Capital Research and Management      The Fund's investment objective is
                                                   Company                              to provide you with long-term
                                                                                        growth of capital.
New World Fund(R) -- Class 2 Shares                Capital Research and Management      The Fund's investment objective is
                                                   Company                              long-term capital appreciation.
U.S. Government/AAA-Rated Securities Fund --       Capital Research and Management      The Fund's investment objective is
 Class 2 Shares                                    Company                              to provide a high level of current
                                                                                        income consistent with preservation
                                                                                        of capital.
FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
Equity-Income Portfolio -- Service Class 2 Shares  Fidelity Management & Research       Seeks reasonable income. The Fund
                                                   Company (FMR) is the Fund's          will also consider the potential for
                                                   manager.                             capital appreciation. The Fund's goal
                                                   SUB-ADVISER: FMR Investment          is to achieve a yield which exceeds
                                                   Management (U.K.) Limited;           the composite yield on the securities
                                                   Fidelity Management & Research       comprising the Standard & Poor's
                                                   (Japan) Limited; Fidelity            500(SM) Index (S&P 500(R)).
                                                   Management & Research (HK) Ltd;
                                                   FMR Co., Inc. (FMRC)

                                                             INVESTMENT                           INVESTMENT
                    FUND NAME                                  ADVISER                            OBJECTIVE
                    ---------                                 ----------                          ----------
Mid Cap Portfolio -- Service Class 2 Shares        Fidelity Management & Research   Seeks long-term growth of capital.
                                                   Company
                                                   (FMR) is the Fund's manager.
                                                   SUB-ADVISER: FMR Investment
                                                   Management (U.K.) Limited;
                                                   Fidelity Management & Research
                                                   (Japan) Limited; Fidelity
                                                   Management & Research (HK) Ltd;
                                                   FMR Co., Inc. (FMRC)
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
 TRUST
Franklin Small Cap Value VIP Fund -- Class 2       Franklin Advisory Services, LLC  Seeks long-term total return. Under
 Shares                                                                             normal market conditions, the fund
                                                                                    invests at least 80% of its net assets
                                                                                    in investments of small
                                                                                    capitalization companies.
Templeton Developing Markets VIP Fund -- Class 2   Templeton Asset Management Ltd.  Seeks long-term capital appreciation.
 Shares                                                                             Under normal market conditions,
                                                                                    the fund invests at least 80% of its
                                                                                    net assets in emerging markets
                                                                                    investments.
GOLDMAN SACHS VARIABLE INSURANCE TRUST
Goldman Sachs VIT Global Trends Allocation Fund    Goldman Sachs Asset Management,  Seeks total return while seeking to
 -- Service Shares                                 L.P.                             provide volatility management.
Goldman Sachs VIT High Quality Floating Rate       Goldman Sachs Asset Management,  Seeks to provide a high level of
 Fund -- Service Shares                            L.P.                             current income, consistent with low
                                                                                    volatility of principal.
IVY VARIABLE INSURANCE PORTFOLIOS
Ivy VIP Asset Strategy                             Ivy Investment Management        To seek to provide total return.
                                                   Company (IICO)
Ivy VIP Balanced                                   Ivy Investment Management        To seek to provide total return
                                                   Company (IICO)                   through a combination of capital
                                                                                    appreciation and current income.
Ivy VIP Core Equity                                Ivy Investment Management        To seek to provide capital growth
                                                   Company (IICO)                   and appreciation.
Ivy VIP Global Growth                              Ivy Investment Management        To seek to provide growth of capital.
                                                   Company (IICO)
Ivy VIP Global Natural Resources                   Ivy Investment Management        To seek to provide capital growth
                                                   Company (IICO)                   and appreciation.
Ivy VIP High Income                                Ivy Investment Management        To seek to provide total return
                                                   Company (IICO)                   through a combination of high
                                                                                    current income and capital
                                                                                    appreciation.
Ivy VIP International Core Equity                  Ivy Investment Management        To seek to provide capital growth
                                                   Company (IICO)                   and appreciation.
Ivy VIP Micro Cap Growth                           Ivy Investment Management        To seek to provide growth of capital.
                                                   Company (IICO)
Ivy VIP Mid Cap Growth                             Ivy Investment Management        To seek to provide growth of capital.
                                                   Company (IICO)

                                                              INVESTMENT                            INVESTMENT
                    FUND NAME                                   ADVISER                              OBJECTIVE
                    ---------                                  ----------                            ----------
Ivy VIP Science and Technology                     Ivy Investment Management          To seek to provide growth of capital.
                                                   Company (IICO)
Ivy VIP Small Cap Core                             Ivy Investment Management          Seeks to provide capital appreciation.
                                                   Company (IICO)
Ivy VIP Value                                      Ivy Investment Management          To seek to provide capital
                                                   Company (IICO)                     appreciation.
Ivy VIP Pathfinder                                 Ivy Investment Management          To seek to provide growth of capital,
 Moderately Aggressive -- Managed Volatility+      Company (IICO)                     but also to seek income consistent
                                                   SUB-ADVISER: Advantus Capital      with a moderately aggressive level of
                                                   Management, Inc.                   risk as compared to the other Ivy
                                                                                      Funds VIP Pathfinder Managed
                                                                                      Volatility Portfolios, while seeking to
                                                                                      manage volatility of investment
                                                                                      return.
Ivy VIP Pathfinder                                 Ivy Investment Management          To seek to provide total return
Moderate -- Managed Volatility+                    Company (IICO)                     consistent with a moderate level of
                                                   SUB-ADVISER: Advantus Capital      risk as compared to the other Ivy
                                                   Management, Inc.                   Funds VIP Pathfinder Managed
                                                                                      Volatility Portfolios, while seeking to
                                                                                      manage volatility of investment
                                                                                      return.
Ivy VIP Pathfinder Moderately Conservative --      Ivy Investment Management          To seek to provide total return
 Managed Volatility+                               Company (IICO)                     consistent with a moderately
                                                   SUB-ADVISER: Advantus Capital      conservative level of risk as
                                                   Management, Inc.                   compared to the other Ivy Funds VIP
                                                                                      Pathfinder Managed Volatility
                                                                                      Portfolios, while seeking to manage
                                                                                      volatility of investment return.
JANUS ASPEN SERIES
Balanced Portfolio -- Service Shares               Janus Capital Management LLC       Seeks long-term capital growth,
                                                                                      consistent with preservation of
                                                                                      capital and balanced by current
                                                                                      income.
Flexible Bond Portfolio -- Service Shares          Janus Capital Management LLC       Seeks to obtain maximum total
                                                                                      return, consistent with preservation
                                                                                      of capital.
Forty Portfolio -- Service Shares                  Janus Capital Management LLC       Seeks long-term growth of capital.
Overseas Portfolio -- Service Shares               Janus Capital Management LLC       Seeks long-term growth of capital.
Perkins Mid Cap Value Portfolio -- Service Shares  Janus Capital Management LLC       Seeks capital appreciation.
                                                   SUB-ADVISER: Perkins Investment
                                                   Management LLC
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Small Cap Growth Portfolio    Legg Mason Partners Fund Advisor,  The fund seeks long-term growth of
 -- Class II Shares                                LLC                                capital.
                                                   SUB-ADVISER: ClearBridge
                                                   Investments, LLC
MFS(R) VARIABLE INSURANCE TRUST II
MFS(R) International Value Portfolio -- Service    Massachusetts Financial Services   The fund's investment objective is to
 Class                                             Company                            seek capital appreciation.

                                                              INVESTMENT                            INVESTMENT
                    FUND NAME                                   ADVISER                             OBJECTIVE
                    ---------                                  ----------                           ----------
MORGAN STANLEY VARIABLE INSURANCE FUND, INC.
Morgan Stanley VIF Emerging Markets Equity         Morgan Stanley Investment          Seeks long-term capital appreciation
 Portfolio -- Class II Shares                      Management Inc.                    by investing primarily in growth-
                                                                                      oriented equity securities of issuers
                                                                                      in emerging market countries.
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Socially Responsive           Neuberger Berman Investment        Seeks long-term growth of capital by
 Portfolio -- S Class Shares                       Advisers LLC                       investing primarily in securities of
                                                                                      companies that meet the Fund's
                                                                                      financial criteria and social policy.
NORTHERN LIGHTS VARIABLE TRUST (TOPS)
TOPS(R) Managed Risk Balanced ETF Portfolio --     ValMark Advisers, Inc.             Seeks to provide income and capital
 Class 2 Shares+                                   SUB-ADVISER: Milliman, Inc.        appreciation with less volatility than
                                                                                      the fixed income and equity markets
                                                                                      as a whole.
TOPS(R) Managed Risk Flex ETF Portfolio+           ValMark Advisers, Inc.             Seeks to provide income and capital
                                                   SUB-ADVISER: Milliman, Inc.        appreciation with less volatility than
                                                                                      the fixed income and equity markets
                                                                                      as a whole.
TOPS(R) Managed Risk Growth ETF Portfolio --       ValMark Advisers, Inc.             Seeks capital appreciation with less
 Class 2 Shares+                                   SUB-ADVISER: Milliman, Inc.        volatility than the equity markets as
                                                                                      a whole.
TOPS(R) Managed Risk Moderate Growth ETF           ValMark Advisers, Inc.             Seeks capital appreciation with less
 Portfolio -- Class 2 Shares+                      SUB-ADVISER: Milliman, Inc.        volatility than the equity markets as
                                                                                      a whole.
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer International Growth Fund/VA --        OFI Global Asset Management, Inc.  Seeks capital appreciation by
 Service Shares                                    Sub-Adviser: OppenheimerFunds,     investing under normal
                                                   Inc.                               circumstances, at least 65% of its
                                                                                      total assets in equity securities of
                                                                                      issuers that are domiciled or that
                                                                                      have primary operations in at least
                                                                                      three different countries outside the
                                                                                      United States and may invest 100%
                                                                                      of its total assets in foreign
                                                                                      countries.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT Global Diversified Allocation            Pacific Investment Management      Seeks to maximize risk-adjusted total
 Portfolio -- Advisor Class Shares+                Company LLC ("PIMCO")              return relative to a blend of 60%
                                                                                      MSCI World Index 40% Bloomberg
                                                                                      Barclays U.S. Aggregate Index.
PIMCO VIT Low Duration Portfolio --Advisor Class   Pacific Investment Management      Seeks maximum total return,
 Shares                                            Company LLC ("PIMCO")              consistent with preservation of
                                                                                      capital and prudent investment
                                                                                      management.
PIMCO VIT Total Return Portfolio -- Advisor Class  Pacific Investment Management      Seeks maximum total return,
 Shares                                            Company LLC ("PIMCO")              consistent with preservation of
                                                                                      capital and prudent investment
                                                                                      management.

                                                                INVESTMENT                            INVESTMENT
                    FUND NAME                                    ADVISER                               OBJECTIVE
                    ---------                                   ----------                             ----------
PUTNAM VARIABLE TRUST
Putnam VT Equity Income Fund -- Class IB Shares    Putnam Investment Management,         Seeks capital growth and current
                                                   LLC                                   income.
Putnam VT Growth and Income Fund -- Class IB       Putnam Investment Management,         Seeks capital growth and current
 Shares (on/about May 15, 2017 will merge into     LLC                                   income.
 Putnam VT Equity Income Fund)
Putnam VT Growth Opportunities Fund -- Class IB    Putnam Investment Management,         Seeks capital appreciation.
 Shares                                            LLC
SECURIAN FUNDS TRUST
SFT Advantus Bond Fund -- Class 2 Shares           Advantus Capital Management, Inc.     Seeks as high a level of a long-term
                                                                                         total rate of return as is consistent
                                                                                         with prudent investment risk. The
                                                                                         Portfolio also seeks preservation of
                                                                                         capital as a secondary objective.
SFT Advantus Dynamic Managed Volatility Fund+      Advantus Capital Management, Inc.     Seeks to maximize risk-adjusted total
                                                                                         return relative to its blended
                                                                                         benchmark index comprised of 60%
                                                                                         S&P 500 Index and 40% Bloomberg
                                                                                         Barclays U.S. Aggregate Bond Index
                                                                                         (the Benchmark Index).
SFT Advantus Government Money Market Fund*         Advantus Capital Management, Inc.     Seeks maximum current income to
                                                                                         the extent consistent with liquidity
                                                                                         and the preservation of capital.
SFT Advantus Index 400 Mid-Cap Fund -- Class 2     Advantus Capital Management, Inc.     Seeks investment results generally
 Shares                                                                                  corresponding to the aggregate price
                                                                                         and dividend performance of the
                                                                                         publicly traded common stocks that
                                                                                         comprise the Standard & Poor's 400
                                                                                         MidCap Index (the S&P 400).
SFT Advantus Index 500 Fund -- Class 2 Shares      Advantus Capital Management, Inc.     Seeks investment results that
                                                                                         correspond generally to the price and
                                                                                         yield performance of the common
                                                                                         stocks included in the Standard &
                                                                                         Poor's 500 Composite Stock Price
                                                                                         Index (the S&P 500).
SFT Advantus International Bond Fund -- Class 2    Advantus Capital Management, Inc.     Seeks to maximize current income,
 Shares                                            SUB-ADVISER: Franklin Advisers, Inc.  consistent with the protection of principal.
SFT Advantus Managed Volatility Equity Fund+       Advantus Capital Management, Inc.     Seeks to maximize risk-adjusted total
                                                                                         return relative to its blended
                                                                                         benchmark index, comprised of 60%
                                                                                         S&P 500 Low Volatility Index, 20%
                                                                                         S&P BMI International Developed
                                                                                         Low Volatility Index and 20%
                                                                                         Bloomberg Barclays U.S. 3 month
                                                                                         Treasury Bellwether Index (the
                                                                                         Benchmark Index).
SFT Advantus Mortgage Securities Fund -- Class 2   Advantus Capital Management, Inc.     Seeks a high level of current income
 Shares                                                                                  consistent with prudent investment
                                                                                         risk.
SFT Advantus Real Estate Securities Fund -- Class  Advantus Capital Management, Inc.     Seeks above average income and
 2 Shares                                                                                long-term growth of capital.
SFT Ivy/SM/ Growth Fund                            Advantus Capital Management, Inc.     Seeks to provide growth of capital.
                                                   SUB-ADVISER: Waddell & Reed
                                                   Investment Management Company

                                                               INVESTMENT                            INVESTMENT
                    FUND NAME                                    ADVISER                              OBJECTIVE
                    ---------                                   ----------                            ----------
SFT Ivy/SM/ Small Cap Growth Fund                  Advantus Capital Management Inc.     Seeks to provide growth of capital.
                                                   SUB-ADVISER: Waddell & Reed
                                                   Investment Management Company
SFT Pyramis(R) Core Equity Fund -- Class 2 Shares  Advantus Capital Management, Inc.    Seeks long-term capital appreciation.
                                                   SUB-ADVISER: Fidelity Institutional
                                                   Asset Management
SFT T. Rowe Price Value Fund                       Advantus Capital Management, Inc.    Seeks to provide long-term capital
                                                   SUB-ADVISER: T. Rowe Price           appreciation by investing in common
                                                   Associates, Inc.                     stocks believed to be undervalued.
                                                                                        Income is a secondary objective.

* Although the SFT Advantus Government Money Market Fund seeks to preserve its net asset value at $1.00, per share, it cannot guarantee it will do so. An investment in the SFT Advantus Government Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. The SFT Advantus Government Money Market Fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the SFT Advantus Government Money Market Fund at any time. In addition, because of expenses incurred by Sub-Accounts in the Variable Annuity Account, during extended periods of low interest rates, the yield of the Sub-Account that invests in the SFT Advantus Government Money Market Fund may become extremely low and possibly negative.

+ This Fund employs a Managed Volatility Strategy.

DESCRIPTION OF THE CONTRACT

Your contract may be used in connection with certain employer sponsored retirement plans or individual retirement annuities adopted by, or on behalf of individuals. It may also be purchased by individuals not as a part of any employer sponsored retirement plan or individual retirement annuities. The contract provides for a Variable Annuity or a Fixed Annuity to begin at some future date.

You must complete an application and submit it to us. We will review your application form for compliance with our issue criteria, and if it is accepted, we will issue the contract to you. We currently require each Owner and Annuitant to be 85 years old or less at the time the contract is issued. In some states you may be able to purchase the contract through an automated electronic transmission process. Ask your representative about availability and details.

OWNERSHIP, ANNUITANTS, AND BENEFICIARIES

OWNER
You, as the Owner, have all the rights under the contract, both before and after the Annuity Commencement Date. The Owner is designated on the Contract Date. You may change the Owner at any time, but the new Owner must meet our issue requirements in effect on the date we receive your written request to change the Owner. If the Owner, who is not also the Annuitant, dies on or after the Annuity Commencement Date, the beneficiary will become the new Owner.

Qualified Contracts can only have one Owner. Non-Qualified Contracts can be owned by up to two natural Owners. If a contract has joint Owners, the joint Owners have equal ownership rights and both must authorize any exercising of those ownership rights unless otherwise permitted by us.

ANNUITANT
The natural person(s) named as Annuitant upon whose life Annuity Payment benefits will be determined under the contract. The Annuitant's life may also be used to determine the value of death benefits and to determine the Maturity Date. You can change the Annuitant on an individually owned non-qualified contract at any time before the Annuity Commencement Date, but you cannot change the Annuitant if the Owner is a not a natural person, such as a trust, corporation or similar entity. If the Annuitant is not the Owner and dies prior to the Annuity Commencement Date, the Owner may name a new Annuitant if the Owner is a natural person. If a new Annuitant is not named, the youngest Owner will become the Annuitant. If the Owner is not a natural person and the Annuitant dies prior to the Annuity Commencement Date, the death will be treated as the death of the Owner, as further described in the section of this Prospectus entitled "Death Benefits".

You may name a joint Annuitant, whose life, together with the Annuitant's, Annuity Payment benefits will be determined under the contract.

Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it. For more information, please see the Section of this Prospectus entitled 'Death Benefits'. You should consult your financial advisor for assistance in designating and changing Owners and Annuitants.

BENEFICIARY
The person, persons or entity designated by you to receive any death benefit proceeds payable on the death of any Owner prior to the Annuity Commencement Date; or to receive any remaining Annuity Payments payable on the death of the Annuitant after the Annuity Commencement Date. The beneficiary will be the first person on the following list who is alive on the date of death: a surviving Owner (if any), the primary (class 1) beneficiary, the secondary (class 2) beneficiary or, if none of the above is alive, your estate.

If the Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

RIGHT OF CANCELLATION OR "FREE LOOK"

You should read your contract carefully as soon as you receive it. You may cancel your contract within twenty days after its delivery, for any reason, by giving us written notice at: Annuity Services P.O. Box 64628 St. Paul, MN 55164-0628. If you cancel and return your contract during the "free look period", we will refund to you the amount of your Contract Value plus any premium tax charges that may have been deducted, or such other amount as required by your state. Purchase Payments will be invested in accordance with your allocation instructions during the free look period. You may bear the investment risk for your Purchase Payments during this period.

Payment of the requested refund will be made to you within seven days after we receive notice of cancellation. In some states, the free look period may be longer. See your contract for complete details regarding your right to cancel.

1035 EXCHANGES OR REPLACEMENTS

If you are considering the purchase of this contract with the proceeds of another annuity or life insurance contract, also referred to as a "Section 1035 Exchange" or "Replacement", it may or may not be advantageous to replace your existing contract with this contract. You should compare both contracts carefully. You may have to pay surrender charges on your old contract and there is a deferred sales charge period for this contract. In addition, the charges for this contract may be higher (or lower) and the benefits or investment options may be different from your old contract. You should not exchange another contract for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest. For additional information regarding the tax impact in Section 1035 Exchanges, see "Federal Tax Status --
Section 1035 Exchanges."

PURCHASE PAYMENTS

You choose when to make Purchase Payments. Your initial Purchase Payment must be at least equal to the following and must be in U.S. dollars:

       B and L Series $10,000 for Qualified and Non-Qualified Contracts

We may reduce the initial Purchase Payment requirement if you purchase this contract through a 1035 exchange or qualified retirement plan direct transfer from a contract issued by another carrier and at the time of application the value of the other contract(s) meets or exceeds the applicable minimum initial Purchase Payment for this contract, but prior to receipt by us of the proceeds from the other contract(s), the value drops below the minimum initial Purchase Payment requirement due to market conditions.

You must submit this amount along with your application. There may also be limits on the maximum contributions that you can make to employer sponsored retirement plans or Qualified Contracts. Be sure to review your employer sponsored retirement plan's or your Qualified Contract's contribution rules, applicable to your situation.

We will return your initial payment or any subsequent payment within five business days if: (1) your application or instructions fail to specify which Portfolios you desire, or are otherwise incomplete, or (2) you do not consent to our retention of your payment until the application or instructions are made complete and in "good order."

Purchase Payments subsequent to your initial payment must be at least $500 regardless of whether it is a Qualified or Non-Qualified Contract. Total Purchase Payments may not exceed $1,000,000 for the benefit of the same Owner or Annuitant except with our consent. For purposes of this limitation, we may aggregate other Minnesota Life annuity contracts with this one. Additional Purchase Payments will not be accepted while either the Owner or joint Owner qualifies under the hospital and medical care or terminal condition provisions for the waiver of any deferred sales charges. If you elect an optional death benefit rider or optional living benefit rider, there may be additional restrictions on Purchase Payments. See the sections entitled "Death Benefits -- Optional Death Benefit Riders" and "Optional Living Benefit Riders" for details.

In addition, we reserve the right to refuse to accept additional Purchase Payments at any time on or after the Contract Date for any reason. We reserve the right to refuse an individual Purchase Payment if appropriate under our policies related to anti-money laundering or stranger owned contracts. Upon advance written notice, we may also exercise our rights under the contract or optional riders to limit or discontinue acceptance of all future Purchase Payments. This means that if we exercise these rights, you will not be able to make additional Purchase Payments and therefore will no longer be able to increase your Contract Value through additional Purchase Payments to the contract. Any guaranteed or optional benefits you may have elected and which are determined by the amount of Purchase Payments will also no longer be able to be increased through any additional Purchase Payments to the contract. You should consider these Purchase Payment limitations, and all other limitations in this contract, and how they may impact your long-term investment plans, especially if you intend on making additional Purchase Payments over a long period of time.

If we exercise these rights, there will be no impact to Purchase Payments received prior to the effective date of the limitation or to benefits already accrued in the contract and/or optional riders. We will apply these limitations in a non-discriminatory manner.

If your contract was issued in the State of Florida, future Purchase Payments may not be limited beyond the minimum and maximum Purchase Payments stated in the contract or optional rider.

AUTOMATIC PURCHASE PLAN

If you elect to establish an Automatic Purchase Plan (APP), the minimum subsequent Purchase Payment amount is reduced to $100. You may elect Purchase Payments to occur on a bi-weekly, monthly, bi-monthly, quarterly, semi-annual or annual basis. You must also select which day of the month you would like your APP draft to occur. You may select from the 1st day of the month through the 25th day. If the date you selected falls on a date that is not a Valuation Date, for example because it's a holiday or weekend, the transaction will be processed on the next Valuation Date. An APP is not available if the contract is a Simplified Employee Pension (SEP) IRA.

PURCHASE PAYMENT ALLOCATION OPTIONS

Your Purchase Payments may be allocated to a Portfolio of the Variable Annuity Account or to the DCA Fixed Account. There is no minimum amount which must be allocated to any of the allocation options. You may only allocate your Purchase Payments or Contract Value to the Fixed Account after you have elected to begin Fixed Annuity Payments.

FOCUSED PORTFOLIO STRATEGIES OR MODELS

Minnesota Life makes available to Owners at no additional charge five diversified model portfolios called "Focused Portfolio Strategies or Models" ("Model Portfolios") that range from conservative to aggressive in investment style. These Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

Securian Financial Services, Inc. ("Securian Financial"), a broker-dealer and registered investment adviser, determined the composition of the Model Portfolios. Securian Financial is an affiliate of Minnesota Life and the principal underwriter of the contract. THERE IS NO INVESTMENT ADVISORY RELATIONSHIP BETWEEN SECURIAN FINANCIAL AND CONTRACT OWNERS. YOU SHOULD NOT RELY ON THE MODEL PORTFOLIOS AS PROVIDING INDIVIDUALIZED INVESTMENT RECOMMENDATIONS TO YOU. In the future, Minnesota Life may modify or discontinue its arrangement with Securian Financial, in which case Minnesota Life may contract with another firm to provide similar asset allocation models, may provide its own asset allocation models, or may choose not to make any models available.


The following is a brief description of the five Model Portfolios currently available. Your sales representative can provide additional information about the Model Portfolios. Please talk to him or her if you have additional questions about these Model Portfolios.


AGGRESSIVE GROWTH PORTFOLIO

The Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 100% in equity investments. The largest of the asset class target allocations are in U.S. large cap value, international large cap equity, and U.S. large cap growth.

GROWTH PORTFOLIO

The Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 80% in equity and 20% in fixed income investments. The largest of the asset class target allocations are in U.S. large cap value, international large cap equity, U.S. large cap growth, and fixed income.

CONSERVATIVE GROWTH PORTFOLIO

The Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 60% in equity and 40% in fixed income investments. The largest asset class target allocations are in fixed income, U.S. large cap value, international large cap equity, and U.S. large cap growth.

INCOME AND GROWTH PORTFOLIO

The Income and Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 40% in equity and 60% in fixed income investments. The largest asset class target allocations are in fixed income, U.S. large cap value, international large cap equity, and U.S. large cap growth.

INCOME PORTFOLIO

The Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 20% in equity and 80% in fixed income investments. The largest asset class target allocations are in fixed income, U.S. large cap value and U.S. large cap growth.

The target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the holdings of the Funds in the underlying Portfolios. However, this is considered a "static" allocation model. When you elect one of the Model Portfolios we do not automatically change your allocations among the Sub-Accounts if the Model Portfolio's allocation is changed. You must instruct us to change the allocation.

Certain Model Portfolios may be used with some of the living benefit riders. Please see the section that describes the optional benefit for additional discussion of how the models may be used for these benefits.

CUSTOMCHOICE ALLOCATION OPTION

In conjunction with certain living benefit riders you may have the option of participating in the CustomChoice Allocation Option. Currently, this option is only available if you have one of the optional living benefit riders other than MyPath Ascend (Single or Joint), MyPath Ascend 2.0 (Single or Joint) or MyPath Summit (Single or Joint). This option is an asset allocation approach that is intended to offer you a variety of investment options while also allowing us to limit some of the risk that we take when offering living benefit riders. IN PROVIDING THIS ALLOCATION OPTION, MINNESOTA LIFE IS NOT PROVIDING INVESTMENT ADVICE OR MANAGING THE ALLOCATIONS UNDER YOUR CONTRACT. THIS IS NOT AN INVESTMENT ADVISORY ACCOUNT. IF YOU PARTICIPATE IN THIS OPTION YOU HAVE SOLE AUTHORITY TO MAKE INVESTMENT ALLOCATION DECISIONS WITHIN THE DEFINED LIMITATIONS. If you choose to participate in this option you must allocate 100% of your Contract Value within the limitations set forth below.

You may transfer your Contract Value among the Fund options within a group or among Funds in different groups provided that after the transfer your allocation meets the limitations below. Transfers between Funds within the CustomChoice Allocation Option will be validated against the limitations based on Contract Values as of the Valuation Date preceding the transfer. We will reject any allocation instructions that do not comply with the limitations.


If we receive an instruction that will result in an allocation that does not comply with the allocation limitations, we will notify you either through your financial representative or directly via phone or email.

In selecting an allocation option, you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. ASSET ALLOCATION DOES NOT ENSURE A PROFIT OR PROTECT AGAINST A LOSS IN A DECLINING MARKET.

To participate in the CustomChoice Allocation Option you must allocate 100% of your Contract Value to Groups A, B, C, D, and E, according to the following limitations:

    Group A -- a MINIMUM of 30% and MAXIMUM of 60% of your total allocation, but no more than 30% of your total allocation may be allocated to any single Fund in Group A

    Group B -- a MINIMUM of 40% and MAXIMUM of 70% of your total allocation

    Group C -- a MAXIMUM of 30% of your total allocation

    Group D -- a MAXIMUM of 10% of your total allocation

    Group E -- a MAXIMUM of 5% of your total allocation

Please note -- the above percentage limitations require that you allocate a minimum of 30% of your Contract Value to Group A and a minimum of 40% of your Contract Value to Group B. You are not required to allocate anything to Groups C, D, or E.

GROUP A (30% - 60% - NO MORE THAN 30% IN ANY SINGLE FUND)

             -----------------------------------------------------
             AMERICAN CENTURY VARIABLE  PIMCO VARIABLE INSURANCE
             PORTFOLIOS II, INC.        TRUST
               .  VP Inflation            .  PIMCO VIT Low
                  Protection Fund --         Duration Portfolio
                  Class II Shares            -- Advisor Class
             AMERICAN FUNDS INSURANCE        Shares
             SERIES(R)                    .  PIMCO VIT Total
               .  U.S.                       Return Portfolio --
                  Government/AAA-Rated       Advisor Class Shares
                  Securities Fund/SM/   SECURIAN FUNDS TRUST
                  -- Class 2 Shares       .  SFT Advantus Bond
             GOLDMAN SACHS VARIABLE          Fund -- Class 2
             INSURANCE TRUST                 Shares
               .  Goldman Sachs VIT       .  SFT Advantus
                  High Quality               Government Money
                  Floating Rate Fund         Market Fund
                  -- Service Shares       .  SFT Advantus
             JANUS ASPEN SERIES              Mortgage Securities
               .  Flexible Bond              Fund -- Class 2
                  Portfolio -- Service       Shares
                  Shares
             -----------------------------------------------------

GROUP B (40% - 70%)

             -----------------------------------------------------
             AB VARIABLE PRODUCTS         .  Tops(R) Managed Risk
             SERIES FUND, INC.               Flex ETF Portfolio
               .  Dynamic Asset           .  TOPS(R) Managed Risk
                  Allocation Portfolio       Growth ETF Portfolio
                  -- Class B Shares          -- Class 2 Shares
             GOLDMAN SACHS VARIABLE       .  TOPS(R) Managed Risk
             INSURANCE TRUST                 Moderate Growth ETF
               .  Goldman Sachs VIT          Portfolio -- Class 2
                  Global Trends              Shares
                  Allocation Fund --    PIMCO VARIABLE INSURANCE
                  Service Shares        TRUST
             IVY FUNDS VARIABLE           .  PIMCO VIT Global
             INSURANCE PORTFOLIOS            Diversified
               .  Ivy Funds VIP              Allocation Portfolio
                  Pathfinder                 -- Advisor Class
                  Moderately                 Shares
                  Aggressive --         SECURIAN FUNDS TRUST
                  Managed Volatility      .  SFT Advantus Dynamic
               .  Ivy Funds VIP              Managed Volatility
                  Pathfinder Moderate        Fund
                  -- Managed Volatility   .  SFT Advantus Managed
               .  Ivy Funds VIP              Volatility Equity
                  Pathfinder                 Fund
                  Moderately
                  Conservative --
                  Managed Volatility
             NORTHERN LIGHTS VARIABLE
             TRUST
               .  TOPS(R) Managed Risk
                  Balanced ETF
                  Portfolio -- Class 2
                  Shares
             -----------------------------------------------------

GROUP C (UP TO 30%)


             -----------------------------------------------------
             AIM VARIABLE INSURANCE     IVY FUNDS VARIABLE
             FUNDS (INVESCO VARIABLE    INSURANCE PORTFOLIOS
             INSURANCE FUNDS)             .  Ivy Funds VIP Asset
               .  Invesco V.I.               Strategy
                  Comstock Fund --        .  Ivy Funds VIP
                  Series II Shares           Balanced
               .  Invesco V.I. Equity     .  Ivy Funds VIP Core
                  and Income Fund --         Equity
                  Series II Shares        .  Ivy Funds VIP Value
             ALPS VARIABLE INVESTMENT   JANUS ASPEN SERIES
             TRUST (MORNINGSTAR)          .  Balanced Portfolio
               .  Morningstar                -- Service Shares
                  Aggressive Growth       .  Perkins Mid Cap
                  ETF Asset Allocation       Value Portfolio --
                  Portfolio -- Class         Service Shares
                  II Shares             NEUBERGER BERMAN ADVISERS
               .  Morningstar Balanced  MANAGEMENT TRUST
                  ETF Asset Allocation    .  Neuberger Berman AMT
                  Portfolio -- Class         Socially Responsive
                  II Shares                  Portfolio -- S Class
               .  Morningstar           PUTNAM VARIABLE TRUST
                  Conservative ETF        .  Putnam VT Equity
                  Asset Allocation           Income Fund --
                  Portfolio -- Class         Class IB Shares
                  II Shares             SECURIAN FUNDS TRUST
               .  Morningstar Growth      .  SFT Advantus Index
                  ETF Asset Allocation       500 Fund -- Class 2
                  Portfolio -- Class         Shares
                  II Shares               .  SFT Ivy/SM/ Growth
               .  Morningstar Income         Fund
                  and Growth ETF Asset    .  SFT Pyramis(R) Core
                  Allocation Portfolio       Equity Fund -- Class
                  -- Class II Shares         2 Shares
             AMERICAN FUNDS INSURANCE     .  SFT T. Rowe Price
             SERIES(R)                       Value Fund
               .  Growth Fund/SM/ --
                  Class 2 Shares
               .  Growth-Income
                  Fund/SM/ -- Class 2
                  Shares
             FIDELITY(R) VARIABLE
             INSURANCE PRODUCTS FUNDS
               .  Fidelity VIP
                  Equity-Income
                  Portfolio -- Service
                  Class 2 Shares
             -----------------------------------------------------

GROUP D (UP TO 10%)


             -----------------------------------------------------
             AIM VARIABLE INSURANCE     JANUS ASPEN SERIES
             FUNDS (INVESCO VARIABLE      .  Forty Portfolio --
             INSURANCE FUNDS)                Service Shares
               .  Invesco V.I.          LEGG MASON PARTNERS
                  American Value Fund   VARIABLE EQUITY TRUST
                  -- Series II Shares     .  ClearBridge Variable
               .  Invesco V.I. Small         Small Cap Growth
                  Cap Equity Fund --         Portfolio -- Class
                  Series II Shares           II Shares
             AMERICAN FUNDS INSURANCE   MFS(R) VARIABLE INSURANCE
             SERIES(R)                  TRUST II
               .  Global Bond Fund/SM/    .  MFS(R) International
                  -- Class 2 Shares          Value Portfolio --
               .  Global Growth              Service Shares
                  Fund/SM/ -- Class 2   OPPENHEIMER VARIABLE
                  Shares                ACCOUNT FUNDS
               .  International           .  Oppenheimer
                  Fund/SM/ -- Class 2        International Growth
                  Shares                     Fund/VA -- Service
             FIDELITY(R) VARIABLE            Shares
             INSURANCE PRODUCTS FUNDS   PUTNAM VARIABLE TRUST
               .  Mid Cap Portfolio --    .  Putnam VT Growth
                  Service Class 2            Opportunities
                  Shares                     Fund -- Class IB
             IVY FUNDS VARIABLE              Shares
             INSURANCE PORTFOLIOS       SECURIAN FUNDS TRUST
               .  Ivy Funds VIP Global    .  SFT Advantus Index
                  Growth                     400 Mid Cap Fund --
               .  Ivy Funds VIP              Class 2 Shares
                  International Core      .  SFT Advantus
                  Equity                     International Bond
               .  Ivy Funds VIP Mid          Fund -- Class 2
                  Cap Growth                 Shares
               .  Ivy Funds VIP Small     .  SFT Ivy/SM/ Small
                  Cap Core                   Cap Growth Fund
             -----------------------------------------------------


GROUP E (UP TO 5%)


             -----------------------------------------------------
             AMERICAN FUNDS INSURANCE     .  Ivy Funds VIP High
             SERIES(R)                       Income
               .  Global Small            .  Ivy Funds VIP Micro
                  Capitalization             Cap Growth
                  Fund/SM/ -- Class 2     .  Ivy Funds VIP
                  Shares                     Science and
               .  New World Fund(R) --       Technology
                  Class 2 Shares        JANUS ASPEN SERIES
             FRANKLIN TEMPLETON           .  Overseas Portfolio
             VARIABLE INSURANCE              -- Service Shares
             PRODUCTS TRUST             MORGAN STANLEY VARIABLE
               .  Franklin Small Cap    INSURANCE FUND, INC.
                  Value VIP Fund --       .  Morgan Stanley VIF
                  Class 2 Shares             Emerging Markets
               .  Templeton Developing       Equity Portfolio --
                  Markets VIP Fund --        Class II Shares
                  Class 2 Shares        SECURIAN FUNDS TRUST
             IVY FUNDS VARIABLE           .  SFT Advantus Real
             INSURANCE PORTFOLIOS            Estate Securities
               .  Ivy Funds VIP Global       Fund -- Class 2
                  Natural Resources          Shares
             -----------------------------------------------------


REBALANCING

If you elect to use the CustomChoice Allocation Option, your Contract Value will automatically be rebalanced each quarter. When we rebalance your Contract Value we will transfer amounts between Sub-Accounts so that the allocations when the rebalancing is complete are the same as the most recent allocation instructions we received from you. The rebalancing will occur on the same day of the month as the Contract Date. If the Contract Date is after the 25th of the month, rebalancing will occur on the first business day of the following month. If the quarterly rebalancing date does not fall on a business date, the rebalancing will occur on the next business date. REBALANCING DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

POSSIBLE CHANGES

We reserve the right to add, remove, or change the groups, the Funds within each group, or the percentage limitations for each group. We will notify you of any such change. If there is a change, you will not need to change your then-current allocation instructions. However, the next time you make a Purchase Payment, reallocation request or transfer request, we will require that your allocation instructions comply with the limitations in effect at the time of the Purchase Payment, reallocation request or transfer request. We are currently waiving this requirement with respect to additional Purchase Payments to the contract. If an Owner makes an allocation change request to a group or Fund that is no longer available, the Owner will be obligated to provide a new allocation instruction to a group or Fund available at the time of the request. Until your next Purchase Payment, transfer request or reallocation request, quarterly rebalancing will continue to be based on the most recent allocation instructions we received from you.

TERMINATION

To terminate participation in the CustomChoice Allocation Option you must allocate your entire Contract Value to another allocation plan approved for use with the rider you have elected.

SIMPLECHOICE ASSET ALLOCATION PORTFOLIOS

If you elect MyPath Core Flex, MyPath Value, or SureTrack Plus 90 optional living benefit riders, you may elect to use asset allocation options called SimpleChoice Asset Allocation Portfolios. The SimpleChoice Asset Allocation Portfolios are designed to provide a simple, alternative method of meeting the Fund and allocation percentage requirements and limitations of the CustomChoice Allocation Option. The requirements and limitations of the CustomChoice Allocation Option are previously described in the section of this Prospectus entitled "Description of the Contract -- CustomChoice Allocation Option." Like the CustomChoice Allocation Option, the SimpleChoice Asset Allocation Portfolios allow us to help reduce the risks we take in offering MyPath Core Flex and MyPath Value.

Securian Financial Services, Inc. ("Securian Financial"), a broker-dealer and registered investment adviser, determined the composition of the SimpleChoice Asset Allocation Portfolios. Securian Financial is an affiliate of Minnesota Life and the principal underwriter of the contract. THERE IS NO INVESTMENT ADVISORY RELATIONSHIP BETWEEN SECURIAN FINANCIAL AND CONTRACT OWNERS. YOU SHOULD NOT RELY ON THE SIMPLECHOICE ASSET ALLOCATION PORTFOLIOS AS PROVIDING INDIVIDUALIZED INVESTMENT RECOMMENDATIONS TO YOU. In the future, Minnesota Life may modify or discontinue its arrangement with Securian Financial, in which case Minnesota Life may contract with another firm to provide similar asset allocation portfolios, may provide its own asset allocation portfolios, or may choose not to make any portfolios available.

The SimpleChoice Asset Allocation Portfolios are intended to provide a diversified investment portfolio by combining different asset classes. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There is no additional charge to elect a SimpleChoice Asset Allocation Portfolio.


The following is a brief description of the two SimpleChoice Asset Allocation Portfolios currently available. Please talk to your registered representative regarding specific allocations or if you have additional questions about these SimpleChoice Asset Allocation Portfolios.

SIMPLECHOICE INCOME AND GROWTH PORTFOLIO is an allocation that uses the CustomChoice Allocation Option framework. It is generally designed to have a higher allocation of income producing Funds in its allocation, with a secondary focus on equity Funds.

SIMPLECHOICE MODERATE GROWTH PORTFOLIO is an allocation that uses the CustomChoice Allocation Option framework. It is generally designed to have an allocation of both equity Funds and income producing Funds.

The target asset allocations of these SimpleChoice Asset Allocation Portfolios may vary from time to time in response to market conditions and changes in the holdings of the funds in the underlying Portfolios. However, this is considered a "static" allocation model. When you elect one of the SimpleChoice Asset Allocation Portfolios, we do not automatically change your allocations among the Sub-Accounts if the SimpleChoice Asset Allocation Portfolios' allocation is changed, nor do we automatically notify you when changes occur in a SimpleChoice Asset Allocation Portfolios' allocation. You must instruct us to change the allocation.


The SimpleChoice Asset Allocation Portfolios are only available with MyPath Core Flex, MyPath Value, or SureTrack Plus 90 optional living benefit riders. Please see the section that describes the optional living benefit rider you are considering for additional discussion of how the SimpleChoice Asset Allocation Portfolios may be used for these riders.


REBALANCING

If you elect to use the SimpleChoice Asset Allocation Portfolios, your Contract Value will automatically be rebalanced each quarter. When we rebalance your Contract Value we will transfer amounts between Sub-Accounts so that the allocations when the rebalancing is complete are the same as the SimpleChoice Asset Allocation Portfolio you elected. The rebalancing will occur on the same day of the month as the Contract Date. If the Contract Date is after the 25th of the month, rebalancing will occur on the first business day of the following month. If the quarterly rebalancing date does not fall on a business date, the rebalancing will occur on the next business date. REBALANCING DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

TERMINATION

To terminate participation in the SimpleChoice Asset Allocation Portfolios, you must allocate your entire Contract Value to another allocation plan approved for use with the rider you have elected.

TRANSFERS

Values may be transferred between or among the Portfolios of the Variable Annuity Account. You may effect transfers or change allocation of future Purchase Payments by written request, internet (through our eService Center), or telephone transfer. We will make the transfer on the basis of Accumulation Unit values next determined after receipt of your request at our home office. You may not transfer into the DCA Fixed Account. Only new Purchase Payments may be allocated to the DCA Fixed Account. You also may not transfer into the Fixed Account. Contract Value will only be allocated to the Fixed Account after you have elected a Fixed Annuity.

Unless stated otherwise, the same conditions and procedures that apply to written requests apply to telephone requests including any faxed requests. We have procedures designed to provide reasonable assurance that telephone or faxed authorizations are genuine. To the extent that we do not have procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We require Owners or persons authorized by them to provide identifying information to us, we record telephone instruction conversations and we provide you with written confirmations of your telephone or faxed transactions.

There is generally no dollar amount limitation on transfers. (Additional limitations apply in the case of systematic transfer arrangements. See "Systematic Transfer Arrangements".)

No deferred sales charge will be imposed on transfers. In addition, there is currently no charge for transfers. However, we reserve the right to charge up to $10 per transfer if you make more than 12 transfers in any single Contract Year.

During periods of marked economic or market changes, you may experience difficulty making a telephone request due to the volume of telephone calls. If that occurs, you should consider submitting a written request while continuing to attempt your transaction request.

MARKET TIMING AND DISRUPTIVE TRADING

This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying Portfolios and their investment strategies, dilute the value of Portfolio shares held by long-term shareholders, and increase Portfolio expenses (including brokerage or other trading costs) for all Portfolio shareholders, including long-term Owners invested in affected Portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected Portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for Owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying Portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same Portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

We reserve the right to restrict the frequency of -- or otherwise modify, condition or terminate -- any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more Owners is or would be to the disadvantage of other Owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying Portfolio attributable to transfers in your contract. We will consider one or more of the following factors:

  .  the dollar amount of the transfer(s);

  . whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

  . whether an underlying Portfolio has requested that we look into identified unusual or frequent activity in a Portfolio;

  .  the number of transfers in the previous calendar quarter;

  . whether the transfers during a quarter constitute more than two "round trips" in a particular Portfolio. A round trip is a purchase into a Portfolio and a subsequent redemption out of the Portfolio, without regard to order.

In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.

In addition to our market timing procedures, the underlying Portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the Portfolios' policies and procedures, Owners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide the Portfolio promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Portfolios.

None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging or Automatic Portfolio Rebalancing.

SPECULATIVE INVESTING

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your contract may not be traded on any stock exchange or secondary market. By purchasing this contract you represent and warrant that you are not using this contract, or any of its riders, for speculation arbitrage, viatication or any other type of collective investment scheme.

SYSTEMATIC TRANSFER ARRANGEMENTS

We offer certain systematic transfer arrangements including rebalancing and two dollar cost averaging options: (1) regular Dollar Cost Averaging ("DCA") and
(2) the DCA Fixed Account option. You may elect either rebalancing or regular DCA to occur on a monthly, quarterly, semi-annual or annual basis. However, you may not elect more than one of these systematic transfer arrangements on the same contract at the same time. You must also select the day of the month you would like the transaction to be processed (ranging from the 1st to the 25th day of the month). If the transaction is after annuitization, the date must range from the 2nd to the 25th day of the month. If a transaction cannot be completed on that date, for example, because it's a weekend or holiday, it will be processed on the next Valuation Date. There will be no charge for any of the systematic transfer arrangements described below, and they will not count toward your 12 transfers in any single Contract Year described above.

    AUTOMATIC PORTFOLIO REBALANCING

Rebalancing is a technique where you instruct us to re-allocate specific Portfolios periodically to a predetermined percentage. We will re-allocate your Portfolios based on the designated date, frequency and percentage instructions you provide to us.

Rebalancing will not affect your allocation of future Purchase Payments and is not limited to a maximum or minimum number of Portfolios. If you elect an optional living benefit, and you have elected the Focused Portfolio Strategy or CustomChoice Allocation option, your Contract Value will automatically be rebalanced each quarter.

If you elect a Variable Annuity, you may instruct us to rebalance the variable Sub-Accounts. Rebalancing is not available for any portion that is a Fixed Annuity.

    DOLLAR COST AVERAGING

Dollar Cost Averaging ("DCA") is another type of systematic transfer arrangement. DCA is an investment technique by which you invest a set amount of money at regular intervals. This technique averages the cost of the units you purchase over the period of time and may help to even out the market's volatility in your Sub-Account. DCA is not available if you elect an optional living benefit that contains asset allocation requirements.

For the "regular" DCA, you must tell us the Sub-Accounts in your contract that you wish to transfer amounts out of as well as the Sub-Accounts into which you wish the amounts transferred. In addition, you must instruct us as to the dollar amount (or percentage amount) you wish transferred and the frequency (monthly, quarterly, semi-annual or annual). You must also select the day of the month you would like the transaction to be processed (ranging from the 1st to the 25th day of the month).

Your "regular" DCA instructions will remain active until the Sub-Account is depleted in the absence of specific instructions otherwise. DCA will not affect your allocation of future Purchase Payments, is not limited to a maximum or minimum number of Portfolios, and is not available after you annuitize.

    DCA FIXED ACCOUNT OPTION

The DCA Fixed Account option also allows you to dollar cost average. The DCA Fixed Account option may only be used for new Purchase Payments to the contract -- you may not transfer into it from other investment options.

Purchase Payment amounts that you allocate to the DCA Fixed Account will be held in a fixed account which credits interest at an annual rate at least equal to the minimum guaranteed interest rate shown in your contract. Beginning one month following the date a Purchase Payment is allocated to the DCA Fixed Account, a portion of the amount allocated will be systematically transferred over an established period of time (currently either 6 months or 12 months) to Sub-Accounts of the Variable Annuity Account that you have elected. If the systematic transfer would occur on or after the 26th day of the month, then the systematic transfer will be on the first day of the following month instead.

Each month thereafter a portion of the allocated Purchase Payment will be transferred to the designated Sub-Accounts until the DCA Fixed Account has been depleted. In the event you allocate additional Purchase Payments to the DCA Fixed Account during the period selected, those additional amounts will be transferred over the remainder of the period. If you allocate Purchase Payments to the DCA Fixed Account after it is depleted, a new period of time will be started, as selected by you.


The DCA Fixed Account is not available with Automatic Purchase Plans. If you have elected an optional living benefit with asset allocation requirements, you may use the DCA Fixed Account to allocate new Purchase Payments into your allocation plan provided you are allocating to one of the approved allocation plans currently available for your rider. If your allocation plan requires automatic rebalancing, only Contract Values in the variable sub-accounts will be rebalanced.


If you wish to terminate this systematic transfer prior to the end of the period, you may instruct us to do so. Any remaining amount held in the DCA Fixed Account at that time will be transferred to the Sub-Accounts you elected as of the Valuation Date coincident with or next following the date you instruct us to terminate the transfers. In the event you die prior to the end of the period, the amount remaining in your DCA Fixed Account when we receive notice of your death will be transferred to the government money market Sub-Account.

The DCA Fixed Account is not available after you annuitize. Amounts held in the DCA Fixed Account are part of our General Account. To the extent permitted by law we reserve the right at any time to stop accepting new Purchase Payments to the DCA Fixed Account.

Below is an example designed to show how transfers from the DCA Fixed Account might work:

                           DCA FIXED ACCOUNT EXAMPLE

                                     PURCHASE
                         DCA FIXED   PAYMENTS
                          ACCOUNT  ALLOCATED TO                         DCA FIXED
TRANSACTION               BEFORE        DCA      TRANSFER TO SELECTED ACCOUNT AFTER
   DATE      TRANSACTION ACTIVITY  FIXED ACCOUNT     SUB-ACCOUNTS       ACTIVITY
-----------  ----------- --------- ------------- -------------------- -------------
  June 1      Purchase      --       20,000.00            --            20,000.00
              Payment

  July 1      Monthly    20,032.58      --             1,669.38         18,363.20
              Transfer                              (=20,032.58/12)

 August 1     Monthly    18,394.11      --             1,672.19         16,721.92
              Transfer                              (=18,394.11/11)

 August 15    Purchase   16,734.63   10,000.00            --            26,734.63
              Payment

September 1   Monthly    26,759.30      --             2,675.93         24,083.37
              Transfer                              (=26,759.30/10)

To illustrate the DCA Fixed Account, assume a contract is issued on June 1. At this time, Purchase Payments totaling $20,000 are allocated to the 12 month DCA Fixed Account. Assume the interest rate as of June 1 for the 12 month DCA Fixed Account option is 2%.

On July 1, one month after the first Purchase Payment into the DCA Fixed Account, the DCA Fixed Account value with interest is $20,032.58. There are 12 monthly transfers remaining from the DCA Fixed Account. Therefore, an amount of $1,669.38 ($20,032.58 /12) is transferred into the variable Sub-Accounts you previously selected.

On August 1, two months after the initial Purchase Payment into the DCA Fixed Account, the DCA Fixed Account value with interest is $18,394.11. There are 11 monthly transfers remaining in the period. Therefore, an amount of $1,672.19 ($18,394.11 /11) is transferred into the variable Sub-Accounts you previously selected.

On August 15, the value of the DCA Fixed Account is $16,734.63. An additional Purchase Payment of $10,000 is allocated to the DCA Fixed Account resulting in a DCA Fixed Account value of $26,734.63. Since this additional Purchase Payment was made during the 12 month period originally established on June 1, the resulting DCA Fixed Account Value will be transferred over the remaining 10 monthly transfers.

On September 1, three months after the initial Purchase Payment into the DCA Fixed Account, the DCA Fixed Account value with interest is $26,759.30. There are 10 monthly transfers remaining in the period. Therefore, an amount of $2,675.93 ($26,759.30 /10) is transferred into the variable Sub-Accounts you previously selected.

This process will continue, with transfers being made monthly, until the end of the 12 month period. The final transfer will occur on June 1 of the following year. Following this transfer, the DCA Fixed Account value will equal zero.

PURCHASE PAYMENTS AND VALUE OF THE CONTRACT

    CREDITING ACCUMULATION UNITS

During the accumulation period each Purchase Payment is credited on the Valuation Date on or following the date we receive the Purchase Payment at our home office. We will credit your Purchase

Payments allocated to the Variable Annuity Account, to your contract in the form of Accumulation Units. The number of Accumulation Units credited with respect to each Purchase Payment is determined by dividing the portion of the Purchase Payment allocated to each Sub-Account by the then current Accumulation Unit value for that Sub-Account.

The number of Accumulation Units so determined shall not be changed by any subsequent change in the value of an Accumulation Unit, but the value of an Accumulation Unit will vary from Valuation Date to Valuation Date to reflect the investment experience of the Portfolio(s).

We will determine the value of Accumulation Units on each day on which each Portfolio is valued. The net asset value of the portfolios' shares shall be computed once daily, and, in the case of government money market Portfolio, after the declaration of the daily dividend, as of the close of the New York Stock Exchange ("Exchange") (generally, 3:00 p.m., Central Time), on each day, Monday through Friday, except:

  . days on which changes in the value of that Portfolio's securities will not materially affect the current net asset value of that Portfolio's shares;

  . days during which none of that Portfolio's shares are tendered for redemption and no order to purchase or sell that Portfolio's shares is received by that Portfolio; and

  . customary national business holidays on which the Exchange is closed for trading.

The value of Accumulation Units for any given Sub-Account will be the same for all Purchase Payments we receive at our home office on that day prior to the close of the Exchange. Purchase Payments received after the close of business of the Exchange will be priced on the next Valuation Date.

In addition to providing for the allocation of Purchase Payments to the Sub-Account of the Variable Annuity Account, the contracts allow you to allocate Purchase Payments to the DCA Fixed Account for accumulation at a guaranteed interest rate.

    VALUE OF THE CONTRACT

The Contract Value of your contract at any time prior to when Annuity Payments begin can be determined by multiplying the number of Accumulation Units of each Portfolio to which you allocate values by the current value of those units and then adding the values so calculated. Then add to that amount any value you have allocated to the Guaranteed Interest Options. There is no assurance that your Contract Value will equal or exceed your Purchase Payments.

    ACCUMULATION UNIT VALUE

The value of an Accumulation Unit for each Sub-Account of the Variable Annuity Account was set at $1.000000 on the first Valuation Date of the Sub-Account. The value of an Accumulation Unit on any subsequent Valuation Date is determined by multiplying:

  . the value of that Accumulation Unit on the immediately preceding Valuation Date by,

  . the Net Investment Factor for the applicable Sub-Account (described below) for the valuation period just ended.

The value of an Accumulation Unit any day other than a Valuation Date is its value on the next Valuation Date.

NET INVESTMENT FACTOR FOR EACH VALUATION PERIOD

The Net Investment Factor is an index used to measure the investment performance of a Sub-Account of the Variable Annuity Account from one valuation period to the next. For any Sub-Account, the Net

Investment Factor for a valuation period is the gross investment rate for that Sub-Account for the valuation period, less a deduction for the mortality and expense risk charge at the current rate of 1.20% for B Series and 1.55% for L Series per annum (1.20% per annum after annuitization) and a deduction for the administrative charge at the current rate of .15% per annum. If you elected an optional benefit with a daily Separate Account charge, the charge associated with that option will also be deducted.

The gross investment rate may be positive or negative and is equal to:

  . the net asset value per share of a Portfolio share held in a Sub-Account of the Variable Annuity Account determined at the end of the current valuation period, plus

  . the per share amount of any dividend or capital gain distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period, divided by,

  . the net asset value per share of that Portfolio share determined at the end of the preceding valuation period.

REDEMPTIONS, WITHDRAWALS AND SURRENDER

Prior to the date Annuity Payments begin you may make partial withdrawals from your contract in amounts of at least $250. We will waive the minimum withdrawal amount:

  . on withdrawals where a systematic withdrawal program is in place and the smaller amount satisfies the minimum distribution requirements of the Code, or

  . when the withdrawal is requested because of an excess contribution to a Qualified Contract.

To request a withdrawal or surrender (including 1035 exchanges) you may submit to Annuity Services a fully completed and signed surrender or withdrawal form authorized by Minnesota Life. You may also request certain partial withdrawals by telephone if we have a completed telephone authorization on file. Contact Annuity Services for details.

Unless stated otherwise, the same conditions and procedures that apply to written requests apply to telephone requests including any faxed requests. We require Owners or persons authorized by them to provide identifying information to use, we record telephone instruction conversations and we provide you with written confirmations of your telephone or faxed transactions. Minnesota Life will not be liable for any loss, expense, or cost arising out of any requests that we reasonably believe to be authentic.

During periods of marked economic or market changes, you may experience difficulty making a telephone request due to the volume of telephone calls. If that occurs, you should consider submitting a written request while continuing to attempt your transaction request. We also reserve the right to suspend or limit telephone transactions.

Withdrawal values will be determined as of the Valuation Date we receive your written withdrawal request at our home office. Unless you tell us otherwise, withdrawals (including systematic withdrawals) will be made from the Variable Annuity Account and any amounts in the DCA Fixed Account on a proportionate basis.

Your Contract Value will be reduced by the amount of your withdrawal and any applicable deferred sales charge.

If a withdrawal leaves you with a Contract Value of less than $2,000, we may elect to treat your withdrawal as a full surrender of your contract and send you your contract's surrender value, as calculated below.

Before Annuity Payments begin, you may surrender the contract for its surrender value. You will receive the surrender value in a single lump sum. The surrender value of your contract is the Contract

Value computed as of the Valuation Date your surrender request is received, reduced by any applicable deferred sales charge. In lieu of a lump sum payment, you may elect an annuity. In most cases, once Annuity Payments begin, you cannot surrender the annuity benefits and receive a single sum instead (see "Electing the Retirement Date and Annuity Option" for more information).

MODIFICATION AND TERMINATION OF THE CONTRACT

Your contract may be modified at any time by written agreement between you and us. However, no such modification will adversely affect your rights under the contract unless the modification is made to comply with a law or government regulation. You will have the right to accept or reject the modification.

The contract permits us to cancel your contract, and pay you its Contract Value if:

  . no Purchase Payments are made for a period of two or more full Contract Years, and

  . the total Purchase Payments made, less any withdrawals and associated charges, are less than $2,000, and

  .  the Contract Value of the contract is less than $2,000.

We will notify you, in advance, of our intent to exercise this right in our annual report to you about the status of your contract. We will cancel the contract ninety days after the Contract Anniversary unless we receive an additional Purchase Payment before the end of that ninety day period. We will not terminate your contract solely because of poor Sub-Account performance. If we do elect to terminate your contract under this provision, no deferred sales charge will apply.

ASSIGNMENT

If the contract is sold in connection with a tax-qualified program (including individual retirement annuities), then:

  . your interest may not be assigned, sold, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and

  . to the maximum extent permitted by law, benefits payable under the contract shall be exempt from the claims of creditors.

If the contract is not issued in connection with a tax-qualified program, any person's interest in the contract may be assigned. You should discuss the tax consequences with your tax advisor.

We will not be bound by any assignment until we have recorded written notice of it at our home office. We are not responsible for the validity of any assignment. An assignment will not apply to any payment or action made by us before it was recorded. Any payments to an assignee will be paid in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

DEFERMENT OF PAYMENT

We will make all payments (including withdrawals, surrenders, and Annuity Payments) and transfers within seven days after the date the transaction request is received by us in good order, unless the payment or transfer is postponed for:

  . any period during which the Exchange is closed other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, as determined by the Securities and Exchange Commission ("SEC");

  . any period during which an emergency exists as determined by the SEC as a result of which it is not reasonably practical to dispose of securities in the Portfolio(s) or to fairly determine the value of the assets of the Portfolio(s); or

  .  other periods the SEC by order permits for the protection of the Owners.

See the section entitled "The General Account" for additional restrictions on withdrawals from the General Account.

CONFIRMATION STATEMENTS AND REPORTS

You will receive confirmation statements of any unscheduled Purchase Payment, transfer, or withdrawal; surrender; and payment of any death benefit. Quarterly statements will be made available to you with certain contract information. However, we may not deliver a quarterly statement if you do not have any transactions during that quarter. Statements will include the number of Accumulation Units in your contract, current value of those units and the contract's total value. Scheduled transactions such as systematic withdrawals, Automatic Purchase Plans and systematic transfers will be shown on your quarterly statement following the transaction. It will also include information related to any amount you have allocated to the DCA Fixed Account.

CONTRACT CHARGES AND FEES

DEFERRED SALES CHARGE

No sales charge is deducted from a Purchase Payment made for this contract at the time of its receipt. However, when a contract's value is reduced by a withdrawal or a surrender, a deferred sales charge ("DSC") may be deducted. The DSC applies to the total amount withdrawn, including the DSC (see example below). A deferred sales charge of up to 8% may apply to partial withdrawals and surrenders. The DSC will be deducted pro rata from the DCA Fixed Account and all Sub-Accounts from which withdrawals are made. This is designed to compensate us for the distribution expenses of the contract. To the extent the sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, including profits from mortality and expense risk charges.

The schedule in the table is applied separately to each Purchase Payment. All Purchase Payments will be allocated to a withdrawal or a surrender for this purpose on a first-in, first-out basis. This means that the withdrawal or surrender will be taken from the oldest Purchase Payment first. It applies only to withdrawal or surrender of Purchase Payments. The applicable DSC percentage is as shown in the table below:

                YEARS SINCE PURCHASE PAYMENT  B SERIES L SERIES
                ----------------------------  -------- --------
                           0-1                   8%       8%
                           1-2                   8%       8%
                           2-3                   7%       7%
                           3-4                   6%       6%
                           4-5                   5%       0%
                           5-6                   4%       0%
                           6-7                   3%       0%
                     7 and thereafter            0%       0%

The amount of the DSC is determined by:

  . calculating the number of years each Purchase Payment being withdrawn has been in the contract;

  . multiplying each Purchase Payment withdrawn by the appropriate sales charge percentage in the table; and

  . adding the DSC from all Purchase Payments so calculated. This amount is then deducted from your Contract Value.

EXAMPLE Assuming that all amounts to be withdrawn are subject to a DSC in a B Series contract. If the Owner requests a withdrawal of $1,000, and the applicable sales charge is 8% (because the Purchase Payment was made within the last 2 years), the Owner will receive $1,000, the sales charge will be $86.96 (which represents the sales charge applied to the total amount withdrawn, including the sales charge) and the total withdrawal amount deducted from the Contract Value will equal $1,086.96.

The DSC will not apply to:

  . Amounts withdrawn in any Contract Year that are less than or equal to the annual "free amount". The free amount is equal to 10% of any Purchase Payments not previously withdrawn and received by us during the current Contract Year plus the greater of: (1) Contract Value less Purchase Payments not previously withdrawn, each as of the most recent Contract Anniversary; or (2) 10% of the sum of Purchase Payments not previously withdrawn and still subject to DSC as of the most recent Contract Anniversary.

  . The difference, in any Contract Year, between a required minimum distribution due (according to Internal Revenue Service (IRS) rules) on this contract for a single calendar year and any annual "free amount" allowed. However, if you withdraw the required minimum distribution for two calendar years in a single Contract Year, DSC may apply. Amounts withdrawn to satisfy the required minimum distribution will reduce the free amount available for the Contract Year. We may modify or eliminate this right if there is any change to the Code or regulations regarding required minimum distributions, including guidance issued by the IRS.

  .  Amounts withdrawn to pay the annual maintenance fee or any transfer charge.

  . Amounts payable as a death benefit upon the death of the Owner or the Annuitant, if applicable.

  .  Amounts applied to provide Annuity Payments under an annuity option.

  . Amounts withdrawn because of an excess contribution to a tax-qualified contract (including, for example, IRAs).

  . A surrender or withdrawal requested any time after the first Contract Anniversary and if you meet the requirements of a qualifying confinement in a hospital or medical care facility as described below.

  . A surrender or withdrawal requested any time after the first Contract Anniversary and in the event that you are diagnosed with a terminal condition as described below.

  . Withdrawals in a Contract Year if less than or equal to the Guaranteed Annual Income (GAI) if you have purchased single or joint versions of Ovation Lifetime Income II, or any of the MyPath Lifetime Income optional riders.

HOSPITAL AND MEDICAL CARE OR TERMINAL CONDITION WAIVER

A surrender or withdrawal request made any time after the first Contract Anniversary due to the Owner's confinement in a hospital or medical care facility for at least 90 consecutive days will not be subject to a DSC (Hospital and Medical Care Waiver). The request must be made while the Owner is still confined or within 90 days after the discharge from a hospital or medical care facility after a confinement of at least 90 consecutive days. A medical care facility for this purpose means a facility operated pursuant to law or any state licensed facility providing medically necessary inpatient care which is:

  .  prescribed by a licensed Physician in writing; and

  . based on physical limitations which prohibit daily living in a non-institutional setting.

A surrender or withdrawal request made any time after the first Contract Anniversary in the event the Owner is diagnosed with a terminal condition will also not be subject to a DSC (Terminal Condition Waiver). A terminal condition for this purpose is a condition which:

  .  is diagnosed by a licensed Physician; and

  .  is expected to result in death within 12 months.

For purposes of these provisions, we must receive due proof, satisfactory to us, of the Owner's confinement or terminal condition in writing. Physician for this purpose means a licensed medical doctor (MD) or a licensed doctor of osteopathy (DO) practicing within the scope of his or her license; and not the Owner, the Annuitant or a member of either the Owner's or the Annuitant's immediate families.

If the Owner of this contract is other than a natural person, such as a trust or other similar entity, benefits payable due to hospital or medical care confinement or terminal condition will be based upon the Annuitant.

If the Owner, or Annuitant in the case of a contract owned by a non-natural person, is changed in accordance with the provisions of this contract, a one-year waiting period will apply after the date of the change before the new Owner or Annuitant is eligible for these waivers.

The Hospital and Medical Care or Terminal Condition Waiver may not be available in every state and the provisions may vary based on the state where the contract is issued.

MORTALITY AND EXPENSE RISK CHARGE

We assume mortality risk under the contract by our obligation to pay death benefits and to continue to make monthly Annuity Payments, in accordance with the annuity rate tables and other provisions in the contract, regardless of how long that Annuitant lives or all Annuitants as a group live. This assures you that neither the Annuitant's longevity nor an improvement in life expectancy generally will have an adverse effect on the monthly Annuity Payments received under the contract. Our expense risk is the risk that the charges under the contract will be inadequate to cover our expenses. This charge is deducted during both the accumulation phase and the annuity phase of the contract.

For assuming these risks, we make a deduction from the Variable Annuity Account at the following annual rate of the net asset value during the accumulation period:

                                 B Series   1.20%
                                 L Series   1.55%

During the annuity period the annual rate is 1.20% for all contract series.

ADMINISTRATIVE CHARGE

We perform all contract administrative services. These include the review of applications, the preparation and issuance of contracts, the receipt of Purchase Payments, forwarding amounts to the Portfolios for investment, the preparation and mailing of periodic reports and other services.

For providing these services we make a deduction from the Variable Annuity Account at the annual rate of 0.15% of the net asset value of the Variable Annuity Account. This charge is taken during both the accumulation period and the annuity period by the contract and it applies to all series of the contract. Since the charge is taken from a contract on each Valuation Date, there is no return of any part of the charge in the event that the contract is redeemed. As the charge is made as a percentage of assets in the Variable Annuity Account, there is not necessarily a relationship between the amount of administrative charge imposed on a given contract and the amount of expenses that may be attributable to that contract.

ANNUAL MAINTENANCE FEE

We charge an annual maintenance fee for maintaining the records and documents with each contract for all contract series. This fee is $50 and it will be deducted on each Contract Anniversary and at surrender of the contract on a pro rata basis from your accumulation value in the Variable Annuity Account. We waive this fee if the greater of your Purchase Payments, less withdrawals, or your Contract Value is $50,000 or more at each Contract Anniversary.

OPTIONAL CONTRACT RIDER CHARGES

If you elect one of the optional death benefits and/or one of the other optional contract riders, the charge described below will apply to your contract. A complete description of each optional contract rider can be found under the corresponding section of the Prospectus. If these deductions are insufficient to cover our actual costs, then we will absorb the resulting losses. If the deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit to us. Some or all of such profit or "retained earnings" may be used to cover any distribution costs not recovered through the Deferred Sales Charge
(DSC).

We reserve the right to change the current charges for optional contract riders that are issued in the future. Any changes in the charges will not exceed the maximum charges listed in the section of this Prospectus entitled "Contract Charges and Expenses -- Other Optional Benefit Charges." If we change the current charges, they will only apply to the optional riders applied for on or after the effective date of the change. We may decide to change the rider charge in our sole discretion.

HIGHEST ANNIVERSARY VALUE II (HAV II) DEATH BENEFIT OPTION -- CHARGE

  . If you purchase the HAV II optional death benefit, we will deduct an HAV II death benefit charge (HAV II charge) on a quarterly basis for expenses related to this optional benefit. The annual HAV II charge is equal to 0.30% of the death benefit. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the HAV II charge (0.075%) will be multiplied by the death benefit on that date and will be deducted on a pro rata basis from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled 'Death Benefits -- Optional Death Benefit Riders' for details on how the death benefit is determined. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

PREMIER II DEATH BENEFIT (PDB II) OPTION -- CHARGE

  . If you purchase the PDB II optional death benefit, we will deduct an PDB II death benefit charge (PDB II charge) on a quarterly basis for expenses related to this optional benefit. The annual PDB II charge is equal to 0.80% of the death benefit. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the PDB II charge (0.20%) will be multiplied by the death benefit on that date and will be deducted on a pro rata basis from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled 'Death Benefits -- Optional Death Benefit Riders' for details on how the death benefit is determined. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

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PREMIER PROTECTOR DEATH BENEFIT (PREMIER PROTECTOR DB) OPTION -- CHARGE

  . If you purchase the Premier Protector DB, we will deduct a charge on a quarterly basis for expenses related to this optional benefit. The annual Premier Protector DB charge is equal to 0.90% of the Premier Protector DB value. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the Premier Protector DB charge (0.225%) will be multiplied by the Premier Protector DB value on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled "Death Benefits -- Optional Death Benefits" for details on how the Premier Protector DB value is determined. The charge does not apply after annuitization, or in the case of a partial annuitization, to the portion of your contract annuitized. Additionally, the charge does not apply during the Acceleration Period. See the section entitled "Death Benefits -- Optional Death Benefit Riders" for details on the Acceleration Period. At rider termination, a portion of the charge for the period of time between the last quarterly charge and the date of termination will be deducted.


ESTATE ENHANCEMENT BENEFIT II (EEB II) OPTION -- CHARGE

  . If you purchase the EEB II optional benefit, we will deduct an annual EEB II benefit charge for expenses related to this optional benefit. The EEB II charge is equal to 0.25% annually of the Contract Value allocated to the Variable Annuity Account and this amount will be deducted daily from amounts held in the Variable Annuity Account. This charge will also be applied as a reduction to the interest rate for any portion of your Contract Value allocated to the Guaranteed Interest Options available with this option. The reduced interest rate will in no event be less than the minimum guaranteed interest rate for your contract. See the 'Death Benefits -- Optional Death Benefit Riders' section of this Prospectus for additional information. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

MYPATH HIGHEST ANNIVERSARY DEATH BENEFIT (MYPATH DB) (SINGLE AND JOINT) OPTION -- CHARGE

  . If you purchase either the single or joint version of the MyPath DB optional death benefit, we will deduct a MyPath DB death benefit charge (MyPath DB charge) on a quarterly basis for expenses related to this optional benefit. The annual MyPath DB charge is equal to 0.40% of the Highest Anniversary Death Benefit. It is possible that the death benefit amount under the contract may be higher than the Highest Anniversary Death Benefit amount, but the charge for the rider is based on the Highest Anniversary Death Benefit amount. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the MyPath DB charge (0.10%) will be multiplied by the Highest Anniversary Death Benefit on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled "Death Benefits -- Optional Death Benefit Riders" for details on how the Highest Anniversary Death Benefit is determined. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.

MYPATH CORE FLEX (SINGLE AND JOINT) OPTION -- CHARGE

  . If you purchase the MyPath Core Flex optional benefit, we will deduct a MyPath Core Flex benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual charge for this rider is 1.20% for MyPath Core Flex -- Single and 1.30% for MyPath Core Flex -- Joint, of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.00% for MyPath Core Flex -- Single and MyPath Core Flex -- Joint, of the greater of the Contract Value or benefit base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current

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     charge (0.30% for MyPath Core Flex -- Single, and 0.325% for MyPath Core
     Flex -- Joint) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled "Optional Living Benefit Riders" for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.

MYPATH ASCEND 2.0 (SINGLE AND JOINT) OPTION -- CHARGE

  . If you purchase the MyPath Ascend 2.0 optional benefit, we will deduct a MyPath Ascend 2.0 benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual charge for this rider is 1.40% for MyPath Ascend 2.0 -- Single and 1.50% for MyPath Ascend 2.0 -- Joint, of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.25% for MyPath Ascend 2.0 -- Single and MyPath Ascend 2.0 -- Joint, of the greater of the Contract Value or benefit base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge (0.35% for MyPath Ascend 2.0 -- Single, and 0.375% for MyPath Ascend 2.0 -- Joint) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled "Optional Living Benefit Riders" for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.

MYPATH ASCEND (SINGLE AND JOINT) OPTION -- CHARGE

  . If you purchase the MyPath Ascend optional benefit, we will deduct a MyPath Ascend benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual charge for this rider is 1.40% for MyPath Ascend -- Single and 1.50% for MyPath Ascend -- Joint, of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.25% for MyPath Ascend -- Single and MyPath Ascend -- Joint, of the greater of the Contract Value or benefit base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge (0.35% for MyPath Ascend -- Single, and 0.375% for MyPath Ascend -- Joint) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled "Optional Living Benefit Riders" for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.

MYPATH SUMMIT (SINGLE AND JOINT) OPTION -- CHARGE

  . If you purchase the MyPath Summit optional benefit, we will deduct a MyPath Summit benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual charge for this rider is 1.40% for MyPath Summit -- Single and 1.50% for MyPath Summit -- Joint, of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.25% for MyPath Summit -- Single and MyPath Summit -- Joint, of the greater of the

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     Contract Value or benefit base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge (0.35% for MyPath Summit -- Single, and 0.375% for MyPath Summit -- Joint) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled "Optional Living Benefit Riders" for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.

MYPATH VALUE (SINGLE AND JOINT) OPTION -- CHARGE


  . If you purchase the MyPath Value optional benefit, we will deduct a MyPath Value benefit charge on a quarterly basis for expenses related to this optional benefit. The annual charge for this rider is as follows:

       . For Contracts Issued Before May 1, 2017. Annual charge of 0.45% for MyPath Value -- Single and 0.55% for MyPath Value -- Joint, of the greater of the Contract Value or benefit base.

       . For Contracts Issued On or After May 1, 2017. Annual charge of 0.55% for MyPath Value -- Single and 0.65% for MyPath Value -- Joint, of the greater of the Contract Value or benefit base.

     The maximum possible charge for this rider is 1.00% for MyPath Value -- Single and MyPath Value -- Joint, of the greater of the Contract Value or benefit base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled "Optional Living Benefit Riders" for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.


SURETRACK PLUS 90 OPTION -- CHARGE

  . If you purchase the SureTrack Plus 90 optional benefit, we will deduct a SureTrack Plus 90 benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual charge for this rider is 1.30% of the accumulation base. The maximum possible charge for this rider is 2.00% of the accumulation base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge (0.325%) will be multiplied by the accumulation base on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled "Optional Living Benefit Riders" for details on how the accumulation base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OPTION -- CHARGE

  . If you purchase the GMIB optional benefit, we will deduct an annual GMIB benefit charge for expenses related to this optional benefit. The current GMIB benefit charge is equal to 0.95%

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     multiplied by the GMIB benefit base amount. See the section of this
     Prospectus entitled 'Optional Living Benefit Riders' for details on how the GMIB benefit base is determined. The maximum possible charge for this rider is 1.50%. Beginning with the first Contract Anniversary following the rider effective date and every Contract Anniversary thereafter, the GMIB benefit charge will be calculated and deducted in proportion to the Owner's allocation to the Sub-Accounts in the Variable Annuity Account. The charge does not apply after annuitization. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

OVATION LIFETIME INCOME II (OVATION II) (SINGLE AND JOINT) OPTION -- CHARGE

  . If you purchase the Ovation II optional benefit, we will deduct an Ovation II benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation II (Single and Joint) charge is equal to 1.20% of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.25% for Ovation II -- Single and 2.50% for Ovation II -- Joint, of the greater of the Contract Value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the current Ovation II charge (0.30%) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted on a pro rata basis from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled 'Optional Living Benefit Riders' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

PREMIUM TAXES

Deduction for any applicable state premium taxes may be made from each Purchase Payment or when Annuity Payments begin. Currently such taxes range from 0% to 3.5%, depending on applicable law. Any amount withdrawn from the contract may be reduced by any premium taxes not previously deducted.

TRANSFER CHARGES

There currently is no charge for any transfer. However, we reserve the right under the contract to charge up to $10 per transfer if you make more than 12 transfers in any single Contract Year.

UNDERLYING PORTFOLIO CHARGES

There are deductions from and expenses paid out of the assets of the Portfolio companies that are described in the prospectuses of those Portfolios.

ANNUITIZATION BENEFITS AND OPTIONS

ANNUITY PAYMENTS

When you elect Annuity Payments to commence, or annuitize, you elect to convert your Contract Value into a stream of payments. This is sometimes referred to as the "payout" phase of your contract. You may choose a fixed or variable annuitization, or a combination of both. You may annuitize your entire contract or a portion of your contract. In the event you annuitize only a portion of your contract, your Contract Value will be reduced by the amount you annuitize. If you choose a partial annuitization in a non-qualified contract with a life contingent option or a period certain of 10 years or more, the cost basis in the contract will be allocated pro rata between each portion of the contract. Partial annuitization is treated as a withdrawal for purposes of benefits provided under optional death

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and living benefit riders. You may wish to consult with your tax advisor in the event you choose a partial annuitization with an option that is not a life contingent option or period certain of less than 10 years as the tax treatment under the Code is unclear. Values will be allocated at your direction to our Fixed Account for purposes of providing a Fixed Annuity Payment and to the Sub-Accounts of the Variable Annuity Account for purposes of providing Variable Annuity Payments. You also need to elect an annuity option, which is described below. Annuity Payments will be made to you, unless you designate another payee acceptable to us, and you will receive tax reporting on those payments.

If you choose a variable annuitization, Annuity Payments are determined by several factors:

a) the Assumed Investment Return (AIR) and mortality table specified in the contract,

b)  the age and gender of the Annuitant and any joint Annuitant,

c)  the type of Annuity Payment option you select, and

d)  the investment performance of the Portfolios you select.

The amount of the Variable Annuity Payments will not be affected by adverse mortality experience or by an increase in our expenses in excess of the expense deductions described in the contract. The Owner will receive the value of a fixed number of Annuity Units each month. The value of those units, and thus the amounts of the monthly Annuity Payments will, however, reflect investment gains and losses and investment income of the Portfolios. In other words, the Annuity Payments will vary with the investment experience of the assets of the Portfolios you select. The dollar amount of payment determined for each Sub-Account will be aggregated for purposes of making payments.

When your contract is annuitized, any death benefit or living benefit rider is terminated and you are no longer eligible for any death benefit(s) or living benefit(s) if elected under the contract. However, your beneficiaries may be entitled to any remaining Annuity Payments, depending on the annuity option used. You should refer to the section of the prospectus describing the specific optional benefit you have elected and the Annuity Options section below for additional information.

Annuitization may provide higher income amounts and/or different tax treatment than payments or withdrawals taken as part of a living benefit. You should consult with your tax advisor, your financial advisor and consider requesting an annuitization illustration before you decide.

ELECTING THE RETIREMENT DATE AND ANNUITY OPTION


You may elect to begin Annuity Payments immediately or at a future date you specify. If you do not elect to begin Annuity Payments, Annuity Payments will begin on the Annuity Commencement Date. You may request a change in the Annuity Commencement Date at any time before the Maturity Date. You must notify us in writing at least 30 days before Annuity Payments are to begin. Under the contract, if you do not make an election for an Annuity Commencement Date, Annuity Payments will begin automatically on the Maturity Date. The Maturity Date is the first of the month on or after the 95/th/ or 100/th/ birthday of the oldest Annuitant. Consult your contract for the date applicable to you.


The contract permits an Annuity Payment to begin on the first day of any month. The minimum first Annuity Payment whether on a variable or fixed dollar basis must be at least $50 for the payment frequency elected. If the first Annuity Payment would be less than our rules then in effect, we may fulfill our obligation by paying in a single sum the surrender value of the contract. Alternatively, we may change the payment frequency to meet our minimum payment requirements. We currently require each Annuity Payment to be at least $50, which we may change in our sole discretion. The maximum amount which may be applied to provide a Fixed Annuity under the contract without our prior consent is $1,000,000.

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ANNUITY OPTIONS

The contract provides for three annuity options. Any one of them may be elected if permitted by law. Each annuity option may be elected on either a Variable Annuity or a Fixed Annuity basis, or a combination of the two. We may make other annuity options available on request. If a period certain annuity option is available and elected by you, at any time prior to the Annuitant's death, you may elect to withdraw the Commuted Value of any portion of the remaining Annuity Payments as determined by Minnesota Life. Redemption requests for any period certain annuity may not be less than the minimum contract withdrawal amount. Commutation prior to death is not available on any amounts in the Fixed Account.

If you fail to elect an annuity option a Variable Annuity will be provided and the annuity option will be Option 2A, a life annuity with a period certain of 120 months, unless a shorter period certain is needed to meet IRS requirements.

OPTION 1 -- LIFE ANNUITY This is an Annuity Payment option which is payable monthly during the lifetime of the Annuitant and it terminates with the last scheduled payment preceding the death of the Annuitant. This option offers the maximum monthly payment (of those options which involve a life contingency) since there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option for you to receive only one Annuity Payment if the Annuitant died prior to the due date of the second Annuity Payment, two if the Annuitant died before the due date of the third Annuity Payment, etc.

OPTION 2 -- LIFE ANNUITY WITH A PERIOD CERTAIN OF 120 MONTHS (OPTION 2A), 180 MONTHS (OPTION 2B), OR 240 MONTHS (OPTION 2C) This is an Annuity Payment option which is payable monthly during the lifetime of the Annuitant, with the guarantee that if the Annuitant dies before payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain. If the beneficiary so elects at any time during the remainder of the period certain, the present value of the remaining guaranteed number of payments, based on the then current dollar amount of one such payment and using the same interest rate which served as a basis for the annuity, shall be paid in a single sum to the beneficiary.

OPTION 3 -- JOINT AND LAST SURVIVOR ANNUITY This is an Annuity Payment option which is payable monthly during the joint lifetime of the Annuitant and a designated joint Annuitant and continuing thereafter during the remaining lifetime of the survivor. Under this option there is no guarantee of a minimum number of payments or continuation of payments to beneficiaries. It would be possible under this option for you to receive only one Annuity Payment if the Annuitants both died prior to the due date of the second Annuity Payment, two if they died before the due date of the third Annuity Payment, etc.

If you have elected an optional single or joint version of Ovation II benefit and it is still in effect when you reach the maximum Maturity Date, we will offer you an additional annuity option. The annuity option will provide a Fixed Annuity Payment equivalent on an annual basis to your current GAI for the remainder of your life (or the life of the joint Owner or Designated Life, where applicable). These options will generally be more favorable when your remaining benefit value is greater than the current Contract Value and you believe it is unlikely your Contract Value will exceed the remaining benefit value in the future. You should consider requesting an annuitization illustration if you have questions about which annuity option is appropriate for you.

If you have elected one of the MyPath Lifetime Income optional riders, it is still in effect when you reach the maximum Maturity Date, and the oldest Annuitant is a Designated Life under the rider, we will offer you an additional annuity option. The annuity option will provide a Fixed Annuity Payment

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equivalent on an annual basis to your current GAI for the remainder of the life of the Designated Life (or both Designated Lives, as appropriate), as further described in the section of this Prospectus entitled "Optional Living Benefit Riders." These options will generally be more favorable when your remaining benefit value is greater than the current Contract Value and you believe it is unlikely your Contract Value will exceed the remaining benefit value in the future. You should consider requesting an annuitization illustration if you have questions about which annuity option is appropriate for you.

CALCULATION OF YOUR FIRST ANNUITY PAYMENT

The Contract Value is available to provide Annuity Payments. Some states impose a premium tax which we apply at the time you elect Annuity Payments. These taxes may vary based on the type of employer sponsored retirement plan or Qualified Contract involved and we may deduct these amounts from the amount available to provide Annuity Payments.

The amount of the first monthly payment depends on the Annuity Payment option elected, gender (except in tax-qualified employer sponsored retirement plans or Qualified Contracts that require the use of genderless rates), and the adjusted age of the Annuitant and any joint Annuitant. A formula for determining the adjusted age is contained in your contract.

The contract contains tables which show the dollar amount of the first monthly payment for each $1,000 of value applied for Fixed or Variable Annuity Payment options. If, when payments are elected, we are using tables of annuity rates for this contract which are more favorable, we will apply those rates instead.

If you elect a Variable Annuity Payment, the first monthly payment is determined from the applicable tables in the contract. This initial payment is then allocated in proportion to your value in each Sub-Account of the Variable Annuity Account. A number of Annuity Units is then determined by dividing this dollar amount by the then current Annuity Unit value for each Sub-Account. Thereafter, the number of Annuity Units remains unchanged during the period of Annuity Payments, except for transfers and in the case of certain joint Annuity Payment options which provide for a reduction in payment after the death of the Annuitant.

A 4.50% Assumed Investment Return (AIR) is used for the initial Variable Annuity Payment determination. This would produce level Annuity Payments if the Net Investment Factor remained constant at 4.50% per year. Subsequent Variable Annuity Payments will decrease, remain the same or increase depending upon whether the actual Net Investment Factor is less than, equal to, or greater than 4.50%. (See section entitled 'Value of Annuity Unit').

Annuity Payments are generally made as of the first day of a month, unless otherwise agreed to by us. The contract requires that we receive notice of election to begin Annuity Payments at least thirty days prior to the Annuity Commencement Date.

AMOUNT OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

The dollar amount of the second and later Variable Annuity Payments is equal to the number of Annuity Units determined for each Sub-Account multiplied by the current Annuity Unit value for that Sub-Account. This dollar amount may increase or decrease from month to month.

VALUE OF THE ANNUITY UNIT

The value of an Annuity Unit for each Sub-Account of the Variable Annuity Account will vary to reflect the investment experience of the applicable Portfolio(s). It will be determined by multiplying:

(a) the value of the Annuity Unit for that Sub-Account for the preceding Valuation Date by;

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(b) the Net Investment Factor for that Sub-Account for the Valuation Date for which the Annuity Unit value is being calculated; and by

(c) a factor that neutralizes the Assumed Investment Return. This factor reverses the Assumed Investment Return (AIR) which is used to calculate the initial variable payment and Annuity Units. It substitutes the performance of the underlying Funds in place of the AIR to determine the increase or decrease in the value of the Annuity Units.

TRANSFERS AFTER YOU HAVE ANNUITIZED YOUR CONTRACT

After you annuitize, we hold amounts as "reserves" for our obligations to make Annuity Payments under your contract. You specify where we hold those reserves by choosing your payment allocation. If you specify a Sub-Account of the Variable Annuity Account, then the amount of your Annuity Payments will vary with the performance of that Sub-Account. Amounts held as annuity reserves may be transferred among the Sub-Accounts as elected by you.

There are restrictions to such a transfer:

  . We must receive the written request for an annuity transfer in the home office at least 3 days in advance of the due date of the Annuity Payment subject to the transfer. A transfer request received less than 3 days prior to the Annuity Payment due date will be made as of the next Annuity Payment due date.

  . Your transfer must be for the lesser of $1,000 or the entire reserve amount in the applicable Sub-Account.

Upon request, we will provide you with annuity reserve amount information by Sub-Account.

A transfer will be made on the basis of Annuity Unit values. The number of Annuity Units being transferred from the Sub-Account will be converted to a number of Annuity Units in the new Sub-Account. The Annuity Payment option will remain the same and cannot be changed. After this conversion, a number of Annuity Units in the new Sub-Account will be payable under the elected option. The first payment after conversion will be of the same amount as it would have been without the transfer. The number of Annuity Units will be set at the number of units which are needed to pay that same amount on the transfer date.

Amounts held as reserves to pay a Variable Annuity may not be transferred to a Fixed Annuity, and amounts held as reserves to pay a Fixed Annuity may not be transferred to a Variable Annuity, during the annuity period.

When we receive a request to make transfers of annuity reserves it will be effective for future Annuity Payments.

DEATH BENEFITS

BEFORE ANNUITY PAYMENTS BEGIN

If you die before Annuity Payments begin, we will pay the death benefit to the beneficiary. If the Owner of this contract is other than a natural person, such as a trust or other similar entity, we will pay the death benefit to the beneficiary on the death of any Annuitant. The death benefit will be paid in a single sum to the beneficiary designated unless another form of settlement has been requested and agreed to by us. If your contract includes an optional living benefit, the beneficiary may be entitled to additional options. See the section entitled "Optional Living Benefit Riders" for the specific optional benefit details.

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The value of the death benefit will be determined as of the Valuation Date coincident with or next following the day we receive due proof of death and any related information necessary. Any amounts due as a death benefit in excess of the Contract Value on the date we receive due proof of death will be directed into the Guaranteed Interest Options or the Sub-Accounts of the Variable Annuity Account, in the same proportion that each allocation bears to the Contract Value on the date the death benefit is calculated, in fulfillment of the guaranteed death benefit provision of the contract. However, amounts will not be directed into the DCA Fixed Account Option. The death benefit will be equal to the greater of:

(a) the Contract Value; or

(b) the total amount of Purchase Payments, adjusted on a Pro-rata Basis for partial withdrawals (including any DSC that applied to the partial withdrawal); or

(c) if you purchased an optional death benefit when your contract was issued, the value due under the selected optional death benefit rider. (See the section entitled "Optional Death Benefit Riders" for details of this calculation.)

Any remaining amounts in the DCA Fixed Account as of the date we are notified of a death will be transferred to the government money market Sub-Account.

Prior to any election by the beneficiary of a death benefit payment option, amounts held in the contract (including amounts paid or payable by us as a death benefit to the Contract Value) shall continue to be affected by the Sub-Account performance as allocated by the Owner. The beneficiary has the right to allocate or transfer to any available Sub-Account option, subject to the same limitations imposed on the Owner. If there are multiple beneficiaries, all of the beneficiaries must agree to the allocation or transfer.

We reserve the right to limit the death benefit to the Contract Value in lieu of any other death benefit value payable if we receive proof of death more than one year after the date of death.

SURVIVING SPOUSE OPTION

If the entire death benefit is payable to the sole designated beneficiary who is also the surviving spouse, that spouse shall be treated as the Owner for purposes of: (1) when payments must begin, and (2) the time of distribution in the event of that spouse's death. In addition, if a surviving spouse elects to assume his or her deceased spouse's contract, there may be an adjustment to the Contract Value in the form of a death benefit.

BENEFICIARY OTHER THAN THE SURVIVING SPOUSE

If the designated beneficiary is a person other than the Owner's spouse, that beneficiary may: (1) elect an annuity option measured by a period not longer than that beneficiary's life expectancy only so long as Annuity Payments begin not later than one year after the death, or (2) take the entire value in the contract within five years after death of the Owner. If there is no designated beneficiary, then the entire value in the contract must be distributed within five years after death of the Owner.

Alternatively, and if permitted by the IRS, a beneficiary may elect to receive a systematic distribution over a period not exceeding the beneficiary's life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code.

Payment to the designated beneficiary, other than in a lump sum, may only be elected by the designated beneficiary during the sixty (60) day period following the date we receive due proof of death.

Below is an overview of some of the more common scenarios and who would receive the death benefit (if any) under the contract terms. If you elect an optional death benefit rider, the scenarios below may apply differently or not be applicable. Please refer to the Section of this Prospectus entitled "Optional Death Benefit Riders" for details.

IF DEATH OCCURS BEFORE ANNUITY PAYMENTS BEGIN:

 -----------------------------------------------------------------------------
                  IF:                                   THEN:
 -----------------------------------------------------------------------------
  The Owner dies; and                   The joint Owner receives the death
   .  there is a surviving joint        benefit
      Owner; and
   .  the Annuitant is either living
      or deceased.
 -----------------------------------------------------------------------------
  The Owner dies; and                   The designated beneficiary receives
   .  there is no joint Owner; and      the death benefit
   .  the Annuitant is either living
      or deceased.
 -----------------------------------------------------------------------------
  The Owner dies; and                   Owner's estate receives the death
   .  there is no joint Owner and       benefit
   .  there is no designated
      beneficiary (or all of the
      beneficiaries pre-decease the
      Owner); and
   .  the Annuitant is either living
      or deceased
 -----------------------------------------------------------------------------
  The Annuitant dies; and               The Owner may name a new Annuitant
   .  Owner is living
 -----------------------------------------------------------------------------
  The Annuitant dies; and               The designated beneficiary receives
   .  the Owner is not a natural        the death benefit
      person, such as a trust
 -----------------------------------------------------------------------------
  The Annuitant dies; and               The Owner receives the death benefit
   .  the Owner is not a natural
      person, such as a trust; and
   .  there is no designated
      beneficiary (or all of the
      beneficiaries pre-decease the
      Annuitant)
 -----------------------------------------------------------------------------

OPTIONAL DEATH BENEFIT RIDERS


At the time you purchase your contract you may elect optional death benefits. You must be 75 years old or less in order to elect HAV II, PDB II, or EEB II. You must be 70 years old or less in order to elect MyPath DB or Premier Protector DB. ONCE YOU ELECT AN OPTIONAL DEATH BENEFIT RIDER, YOU MAY NOT CANCEL IT. There is a particular charge associated with each optional death benefit. See "Optional Contract Rider Charges" for more information. Each optional contract feature may or may not be beneficial to you depending upon your circumstances. You should consult your tax advisor and your financial advisor before you elect any optional features. These optional death benefits are subject to state availability and we reserve the right to stop offering any option(s) at any time.

The following chart provides an overview of the optional death benefit riders and combinations of riders that may be available to you, subject to state approval.


                         AVAILABLE IF NO          OPTIONAL DEATH           OPTIONAL LIVING
   OPTIONAL DEATH     OPTIONAL LIVING BENEFIT  BENEFIT RIDERS IT MAY    BENEFIT RIDERS IT MAY
   BENEFIT RIDERS          IS ELECTED?           BE ELECTED WITH           BE ELECTED WITH
-------------------------------------------------------------------------------------------------
Premier Protector DB           Yes                    None                       None
-------------------------------------------------------------------------------------------------
HAV II                         Yes                   EEB II                      None
-------------------------------------------------------------------------------------------------
PDB II                         Yes                   EEB II                      None
-------------------------------------------------------------------------------------------------
EEB II                         Yes                  HAV II or                    None
                                                     PDB II
-------------------------------------------------------------------------------------------------
My Path DB -- Single           No                     None            MyPath Core Flex -- Single
                                                                      or MyPath Value -- Single
-------------------------------------------------------------------------------------------------
My Path DB -- Joint            No                     None            MyPath Core Flex -- Joint
                                                                       or MyPath Value -- Joint
-------------------------------------------------------------------------------------------------


AFTER THE FIRST CONTRACT ANNIVERSARY FOLLOWING THE EFFECTIVE DATE OF THE OPTIONAL DEATH BENEFIT RIDER, PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A PURCHASE PAYMENT IS RECEIVED IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR DEATH BENEFIT. This restriction does not apply to Purchase Payments made during the first Contract Year following the effective date of the optional death benefit.

HIGHEST ANNIVERSARY VALUE II (HAV II) DEATH BENEFIT OPTION

The HAV II death benefit option provides for a periodic calculation of a death benefit based on the highest Contract Value on Contract Anniversaries as described below.

The initial Highest Anniversary Value is equal to the Purchase Payments received on the rider effective date. Thereafter, the Highest Anniversary Value will be determined on every Contract Anniversary prior to and including the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person). On the day your death benefit is determined, the Highest Anniversary Value is equal to the greater of:

(a) the Contract Value; or

(b) the previous Highest Anniversary Value increased by any Purchase Payments and reduced on a Pro-rata Basis for amounts withdrawn since the previous Highest Anniversary Value was determined.

There will be no further Highest Anniversary Values determined after the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person). However, where joint Owners exist, if the surviving Owner continues the contract after the death of the first Owner, determination of new Highest Anniversary Values may resume on the next Contract Anniversary until the Contract Anniversary following the 80th birthday of surviving Owner.

WE RESERVE THE RIGHT TO LIMIT THE DEATH BENEFIT TO THE CONTRACT VALUE IN LIEU OF ANY OTHER DEATH BENEFIT VALUE PAYABLE IF WE RECEIVE PROOF OF DEATH MORE THAN ONE YEAR AFTER THE DATE OF DEATH. THIS MAY RESULT IN YOUR BENEFICIARY RECEIVING A DEATH BENEFIT THAT IS LESS THAN WHAT THE BENEFICIARY MAY HAVE OTHERWISE BEEN ENTITLED TO. IN ADDITION, YOU MAY HAVE PAID FOR A DEATH BENEFIT THAT MAY NOT ULTIMATELY BE RECEIVED IN THIS CIRCUMSTANCE.

This death benefit option will terminate on the earliest of:

  . the payment of all death benefits available under the contract or optional death benefit riders;

  .  termination or surrender of the contract;

  . the Annuity Commencement Date where all remaining Contract Value has been applied to provide Annuity Payments;

  .  the Contract Value equals zero; or

  .  the date of an ownership change or assignment under the contract unless:
     (a) the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to, the change from individual ownership to a revocable trust for the benefit of such individual Owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or (b) the assignment is for the purposes of effectuating a 1035 exchange of the contract.

See Appendix D for examples of how this optional death benefit works.

PREMIER II DEATH BENEFIT OPTION

The Premier II death benefit option provides for a death benefit equal to the greater of the Highest Anniversary Value, or the 5% Increase Value.

The Highest Anniversary Value is determined in the manner described in the section entitled "Highest Anniversary Value II (HAV II) Death Benefit Option" above. The initial 5% Increase Value is equal to the Purchase Payments received on the rider effective date. Thereafter, the 5% Increase Value is determined as follows:

Prior to and including the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person), the 5% Increase Value is equal to the sum of:

(a) Contract Value in the Guaranteed Interest Options; and

(b) Purchase Payments and transfers into the Variable Annuity Account less withdrawals and transfers out of the Variable Annuity Account, accumulated at an interest rate of 5% compounded annually until the earlier of the date we receive proof of death or the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person) (the Variable Portion).

After the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person), the 5% Increase Value is equal to the sum of:

(a) Contract Value in the Guaranteed Interest Options; and

(b) the Variable Portion of the 5% Increase Value calculated as of the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person), less withdrawals and transfers out of the Variable Annuity Account after that date.

The 5% Increase Value shall not exceed 200% of the sum of Purchase Payments adjusted on a Pro-rata Basis for any amounts previously withdrawn.

WE RESERVE THE RIGHT TO LIMIT THE DEATH BENEFIT TO THE CONTRACT VALUE IN LIEU OF ANY OTHER DEATH BENEFIT VALUE PAYABLE IF WE RECEIVE PROOF OF DEATH MORE THAN ONE YEAR AFTER THE DATE OF DEATH.

THIS MAY RESULT IN YOUR BENEFICIARY RECEIVING A DEATH BENEFIT THAT IS LESS THAN WHAT THE BENEFICIARY MAY HAVE OTHERWISE BEEN ENTITLED TO. IN ADDITION, YOU MAY HAVE PAID FOR A DEATH BENEFIT THAT MAY NOT ULTIMATELY BE RECEIVED IN THIS CIRCUMSTANCE.

This death benefit option will terminate on the earliest of:

  . the payment of all death benefits available under the contract or optional death benefit riders;

  .  termination or surrender of the contract;

  . the Annuity Commencement Date where all remaining Contract Value has been applied to provide Annuity Payments;

  .  the Contract Value equals zero; or

  .  the date of an ownership change or assignment under the contract unless:
     (a) the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to, the change from individual ownership to a revocable trust for the benefit of such individual Owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or (b) the assignment is for the purposes of effectuating a 1035 exchange of the contract.

See Appendix E for examples of how this optional death benefit works.


PREMIER PROTECTOR DEATH BENEFIT OPTION

The Premier Protector DB death benefit option provides for a death benefit equal to the greater of the Highest Anniversary Value, or the 4% Increase Value. The death benefit value may be accelerated in the event the Owner or Annuitant, in the case of non-natural ownership, meets the eligibility requirements as described below.

Before electing this optional death benefit, you should consider the following:

  .  This death benefit is not long term care or nursing home insurance.
  . This death benefit may not be elected if, at the time of application, either Owner (or Annuitant in the case of an Owner who is not a natural person):
       a)  Cannot perform all of the Activities of Daily Living; or
       b)  Is confined to a nursing home or skilled nursing facility.
  . The death benefit may not be accelerated during the one year period following contract issue.
  . Withdrawals or surrender of Contract Value during the acceleration period will be subject to taxation in the same manner as any other withdrawal. You may wish to consult your tax advisor before electing to accelerate your benefit.

Premier Protector Death Benefit Value

The value of the Premier Protector Death Benefit is the greater of the
(a) Highest Anniversary Value and the 4% Increase Value.

The Highest Anniversary Value and 4% Increase Value will continue to increase until the earlier of the following:

   (a) the date we receive due proof of death;
   (b) the date the acceleration period begins; or
   (c) the Last Increase Date which is the Contract Anniversary on or following the 85/th/ birthday of the oldest Owner or the oldest Annuitant, in the case of an Owner who is not a natural person.

The initial Highest Anniversary Value is equal to the Purchase Payments received on the Rider Effective Date.

During each Contract Year, prior to and including the Last Increase Date, the Highest Anniversary Value will increase by any Purchase Payments received.

On every subsequent Contract Anniversary, prior to and including the Last Increase Date, if the Contract Value is greater than the current Highest Anniversary Value, the Highest Anniversary Value will be set to the Contract Value.

The initial 4% Increase Value is equal to the Purchase Payments received on the Rider Effective Date.

The 4% Increase Value is increased by any additional Purchase Payments received and accumulated for interest at 4% to the Last Increase Date.

Any withdrawal and associated charges will reduce the Highest Anniversary Value and the 4% Increase Value on a Pro-rata Basis at the time of the withdrawal.

WE RESERVE THE RIGHT TO LIMIT THE DEATH BENEFIT TO THE CONTRACT VALUE IN LIEU OF ANY OTHER DEATH BENEFIT VALUE PAYABLE IF WE RECEIVE PROOF OF DEATH MORE THAN ONE YEAR AFTER THE DATE OF DEATH.

Acceleration Feature of Premier Protector DB

The Premier Protector DB provides the ability to accelerate the death benefit if the Owner or the Annuitant, if the Owner is a not a natural person, meets certain eligibility requirements. In order to be eligible for the accelerated death benefit, the Owner, or the Annuitant if the Owner is not a natural person, must be certified by a licensed health care practitioner as meeting the definition of Chronic Illness or Terminal Illness as described below:

   --  CHRONIC ILLNESS is permanent condition where the individual is:

       . Unable to perform, without substantial assistance from another person, at least two Activities of Daily Living due to loss of functional capacity; or
       . Requires substantial supervision to protect the individual from threats to health and safety due to severe cognitive impairment.

   -- TERMINAL ILLNESS is a diagnosis expected to result in death within 12 months.

Once we receive due proof of benefit eligibility and benefit election, the acceleration period of the Premier Protector DB begins. The acceleration period ends when the Premier Protector DB is terminated. A waiting period of one year starting on the Rider Effective Date along with a 90 day elimination period, that can run concurrently with the waiting period, must be satisfied prior to any accelerated death benefits being paid.

The value of the Premier Protector DB will be determined as of day we receive due proof of benefit eligibility and benefit election. If the date we receive due proof of benefit eligibility and benefit election is not a Valuation Date, the Premier Protector DB will be determined at the next Valuation Date. Any amounts in excess of the Contract Value will be paid as a death benefit adjustment and added to the Contract Value.

ONCE THE ACCELERATION FEATURE OF THE PREMIER PROTECTOR DB IS TRIGGERED, THE CONTRACT VALUE WILL BE TRANSFERRED INTO THE FIXED ACCOUNT. Transfers out of the Fixed Account into Sub-Accounts are not permitted during the acceleration period. Any withdrawals or surrender from the Fixed Account will not be subject to a Deferred Sales Charge.

Once acceleration of the Premier Protector DB Benefit is elected, it cannot be cancelled. No additional purchase payments may be made and no additional rider charges will be deducted.

During the acceleration period the death benefit provided by this rider is the Contract Value, which is the remaining value in the Fixed Account.

Premier Protector DB Termination

IF PRIOR to the acceleration period, the rider will automatically terminate at the earliest of:

   (a) the date we receive due proof of death of either Owner (or either Annuitant in the case of an Owner who is not a natural person);
   (b) termination or surrender of the contract;
   (c) the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments;
   (d) the Contract Value equals zero; or
   (e) the date of an ownership change or assignment under the contract unless:
       . the new Owner assumes full ownership of the contract and is essentially the same person (this includes but is not limited to the change from individual ownership to a revocable trust for the benefit of such individual Owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or
       . the assignment is for the purposes of effectuating a 1035 exchange of the contract.

IF DURING the acceleration period, the rider will automatically terminate at the earliest of:

   (a) the date we receive due proof of death of any remaining Owner who satisfied Accelerated Benefit Eligibility;
   (b) the date we receive due proof of death of either Annuitant in the case of an Owner who is not a natural person;
   (c) termination or surrender of the contract;
   (d) the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments;
   (e) the Contract Value equals zero; or
   (f) the date of an ownership change or assignment under the contract unless:
       . the new Owner assumes full ownership of the contract and is essentially the same person (this includes but is not limited to the change from individual ownership to a revocable trust for the benefit of such individual Owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or the assignment is for the purposes of effectuating a 1035 exchange of the contract.

See Appendix Q for examples of how this optional death benefit works.


ESTATE ENHANCEMENT BENEFIT II (EEB II) OPTION

This optional contract rider may provide an additional amount to be added to the death benefit proceeds that become payable upon any Owner's death. It is designed to help pay expenses that may be due upon an Owner's death. We do not guarantee that the amounts provided by the EEB II option will be adequate to cover any such expenses that any heirs may have to pay. If any Owner dies before Annuity Payments begin, we will pay the EEB II benefit of this contract to the beneficiary. If the Owner of the contract is other than a natural person, such as a trust or other similar entity, we will pay the EEB II benefit to the beneficiary on the death of the Annuitant.

The EEB II benefit will be the EEB II Percentage (as described below) multiplied by the lesser of:

(a) the Contract Value less Purchase Payments not previously withdrawn; or
(b) 200% of the sum of Purchase Payments adjusted on a Pro-rata Basis for any amounts previously withdrawn.

The EEB II Percentage depends on the age of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner). The age used in determining the EEB II benefit is determined at the time the rider is issued, and it will not be adjusted upon a change of Owner or Annuitant. If the age of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner) is less than 70 years at the time the rider is issued, the EEB II Percentage is equal to 40%. If the age of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner) is 70 years or older at the time the rider is issued, the EEB II Percentage is equal to 25%.

The value of the EEB II benefit will be determined as of the Valuation Date coincident with or next following the day we receive proof of death at our home office. Any amounts due as an EEB II benefit will be paid as a death benefit adjustment and directed into the Guaranteed Interest Options and Sub-Accounts of the Variable Annuity Account based on the same proportion that each bears to the Contract Value on the date the benefit is calculated. If the Contract Value is less than Purchase Payments not previously withdrawn, the EEB II benefit is zero and no adjustment will apply.

If a surviving spouse is the sole beneficiary and elects to assume his or her deceased spouse's contract, he or she may elect to:

(a) have any amount due under the EEB II benefit paid and this rider will terminate; or

(b) continue this rider such that the EEB II benefit is payable on his or her death instead of the death of the Owner or Annuitant, as applicable.

If no election is made within 30 days following the date we receive proof of death at our home office, the EEB II benefit, if any, will be paid and the rider terminated under option (a). Option (b) may only be exercised one time per contract, and will not be an option upon the death of the surviving spouse.

This rider will terminate on the earliest of:

  .  the payment of the EEB II benefit available;

  . the payment of all death benefits available under the contract or optional death benefit riders;

  .  termination or surrender of the contract;

  . the Annuity Commencement Date where all remaining Contract Value has been applied to provide Annuity Payments;

  .  the Contract Value equals zero; or

  .  the date of an ownership change or assignment under the contract unless:
     (a) the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to, the change from individual ownership to a revocable trust for the benefit of such individual Owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or (b) the assignment is for the purposes of effectuating a 1035 exchange of the contract.

See Appendix F for examples of how this optional death benefit works.

MYPATH HIGHEST ANNIVERSARY DEATH BENEFIT (MYPATH DB) (SINGLE AND JOINT) OPTION

MyPath DB is an optional death benefit rider that is only available if you elect a MyPath Core Flex or MyPath Value optional living benefit rider. If you also elect the MyPath DB, you will receive the single (MyPath DB -- Single) or joint (MyPath DB -- Joint) version based on whether you elected the single or joint version of MyPath Core Flex or MyPath Value. The benefits are different between MyPath DB -- Single and MyPath DB -- Joint, and you should consult your financial advisor to determine which version, if any, is appropriate to your situation.

If you elect MyPath DB with MyPath Core Flex, each Designated Life must be at least age 45 and at most age 70 at the time the riders are issued. If you elect MyPath DB with MyPath Value, each Designated Life must be at least age 35 and at most age 70 at the time the riders are issued.

The MyPath DB optional death benefit rider provides an additional death benefit value prior to the Annuity Commencement Date that may be greater than the death benefit provided under the contract. For MyPath DB -- Single, the death benefit provided under this rider is payable upon the death of the Designated Life. For MyPath DB -- Joint, the death benefit provided under this rider is payable upon the death of the last remaining Designated Life.

CALCULATING THE HIGHEST ANNIVERSARY DEATH BENEFIT

The MyPath DB option provides for a periodic calculation of a death benefit based on the highest Contract Value on Contract Anniversaries, subject to adjustments for subsequent Purchase Payments and withdrawals, each of which is described below. This amount is referred to as the Highest Anniversary Death Benefit.

The initial Highest Anniversary Death Benefit is equal to the Purchase Payments received on the rider effective date.

On each Valuation Date after the rider effective date, the Highest Anniversary Death Benefit is increased by any subsequent Purchase Payments that have occurred since the previous Valuation Date, and reduced for amounts withdrawn, as described below, since the previous Valuation Date. After the first Contract Anniversary following the effective date of the rider, Purchase Payments are limited to a cumulative total of $25,000, without our prior consent.

The amount by which the Highest Anniversary Death Benefit is reduced by withdrawals depends on two factors: (1) when the withdrawal takes place relative to the "Benefit Date", and (2) the amount of the withdrawal relative to the Guaranteed Annual Income (GAI) amount or required minimum distribution
(RMD) amount, each as determined under MyPath Core Flex or MyPath Value, as applicable. See the Section of this Prospectus entitled "Optional Living Benefit Riders" for a description of the Benefit Date and how GAI and RMD are determined under MyPath Core Flex and MyPath Value.

Prior to the Benefit Date, any amount you withdraw will cause the Highest Anniversary Death Benefit to be reduced on a Pro-rata Basis. This may result in the Highest Anniversary Death Benefit being reduced by more than the actual amount of the withdrawal.

After the Benefit Date, any amount you withdraw in a single Contract Year that is less than or equal to the GAI, or RMD, if greater, will cause the Highest Anniversary Death Benefit to be reduced by the amount of the withdrawal. Any amount you withdraw in a single Contract Year that is in excess of the GAI, or RMD, if greater, will cause the Highest Anniversary Death Benefit to be further reduced on a Pro-rata Basis based on the excess portion of the withdrawal. This may result in the Highest Anniversary Death Benefit being reduced by more than the actual amount of the excess portion of the withdrawal.

In addition to adjustments for subsequent Purchase Payments and withdrawals, the Highest Anniversary Death Benefit will be reevaluated on every Contract Anniversary prior to and including the Contract Anniversary on or following the 80th birthday of the Designated Life for MyPath DB -- Single or the youngest Designated Life for MyPath DB -- Joint. On each of those Contract Anniversaries, the Highest Anniversary Death Benefit is set equal to the greater of:

   (a) the Contract Value; or

   (b) the Highest Anniversary Death Benefit increased by any Purchase Payments and reduced for withdrawals, as described above, that have occurred since the previous Valuation Date.

After the Contract Anniversary on or following the 80th birthday of the Designated Life for MyPath DB -- Single or the youngest Designated Life for MyPath DB -- Joint, the Highest Anniversary Death Benefit will not be reevaluated on the Contract Anniversary, but will still be adjusted by subsequent Purchase Payments and withdrawals, as described above.

DETERMINING THE DEATH BENEFIT

For MyPath DB -- Single, the value of the death benefit will be determined as of the Valuation Date coincident with or next following the day we receive due proof of death of the Designated Life at our home office. For MyPath DB -- Joint, the value of the death benefit will be determined as of the Valuation Date coincident with or next following the day we receive due proof of death of the last remaining Designated Life at our home office.

If the Highest Anniversary Death Benefit results in an amount greater than the death benefit provided under the contract, any amount due as a death benefit in excess of the Contract Value will be paid as a death benefit adjustment and directed into the Guaranteed Interest Options or the Sub-Accounts of the Variable Annuity Account, in the same proportion that each allocation bears to the Contract Value on the date the death benefit is calculated, in fulfillment of the death benefit provisions of the contract. However, amounts will not be directed into the DCA Fixed Account Option.

WE RESERVE THE RIGHT TO LIMIT THE DEATH BENEFIT TO THE CONTRACT VALUE IN LIEU OF ANY OTHER DEATH BENEFIT VALUE PAYABLE IF WE RECEIVE PROOF OF DEATH MORE THAN ONE YEAR AFTER THE DATE OF DEATH. THIS MAY RESULT IN YOUR BENEFICIARY RECEIVING A DEATH BENEFIT THAT IS LESS THAN WHAT THE BENEFICIARY MAY HAVE OTHERWISE BEEN ENTITLED TO. IN ADDITION, YOU MAY HAVE PAID FOR A DEATH BENEFIT THAT MAY NOT ULTIMATELY BE RECEIVED IN THIS CIRCUMSTANCE.

SPOUSAL CONTINUATION (FOR MYPATH DB -- JOINT)

For MyPath DB -- Joint, if a Designated Life dies and the surviving spouse continues the contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of the contract continuation. The MyPath DB -- Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

IMPACT OF DIVORCE

For MyPath DB -- Single, if the Designated Life is removed as the Owner of the contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.

For MyPath DB -- Joint, if a Designated Life is removed from the contract due to a divorce or qualified dissolution order, the benefits provided by this rider will be adjusted, as necessary, based on the life of the remaining Designated Life.

RIDER TERMINATION

This death benefit option will terminate on the earliest of:

   (a) for MyPath DB -- Single and MyPath DB -- Joint:

       (1) termination or surrender of the contract; or

       (2) the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or

       (3) the Contract Value is reduced to zero; or

       (4) the date of an ownership change or assignment under the contract unless:

           (i)the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to: for MyPath DB -- Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath DB -- Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or

          (ii)the assignment is for the purposes of effectuating a 1035 exchange of the contract; or

   (b) for MyPath DB -- Single:

       (1) the date we receive due proof of death of the Designated Life; or

       (2) the date the Designated Life is removed as a contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or

   (c) for MyPath DB -- Joint:

       (1) the date we receive due proof of death of the last remaining Designated Life; or

       (2) the date any death benefits are paid as a lump sum under the terms of the contract.

See Appendix I for examples of how this optional death benefit works.

The rider cannot be terminated prior to the earliest of the above dates. Upon termination of this rider, the benefits and charges within this rider will terminate. Once terminated, this rider may not be reinstated.

DEATH BENEFITS AFTER ANNUITY PAYMENTS BEGIN

If the Annuitant dies on or after the Annuity Commencement Date, we will pay whatever amount may be required by the terms of the Annuity Payment option selected. The remaining value in the contract must be distributed at least as rapidly as under the option in effect at the Annuitant's death.

If the Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner and any remaining payments under the Annuity Payment option selected will continue at least as rapidly as under the Annuity Payment option in effect as of the Owner's death.

ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or date the death benefit is due and payable. For example, if the payment of death benefit proceeds has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the applicable state. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit proceeds if your beneficiary steps forward to claim it with the proper documentation.

OPTIONAL LIVING BENEFIT RIDERS

We have suspended the availability of the following optional riders:

  .  MyPath Ascend -- Single and Joint Options (effective October 15, 2014)

  .  Guaranteed Minimum Income Benefit (effective October 4, 2013)

  . Ovation Lifetime Income II -- Single and Joint Options (effective October 4, 2013)

Your contract may also allow you to choose an optional contract feature described below. These are sometimes referred to as "living benefits" and may not be available in every state. We reserve the right to stop offering any or all of the optional contract riders at any time. Before you elect a living benefit you should consider its specific benefits and features carefully. Optional contract features may or may not be beneficial to you depending on your specific circumstances.

In considering your specific circumstances, you may wish to consider how long you intend to hold the contract; how long you may be required to hold the contract before you may access the benefit; whether you intend to take withdrawals from the contract, including how much and how frequently; whether you intend to annuitize the contract; and what kind of assurances you are seeking in a benefit. Other considerations may apply to your circumstances. There is also a specific charge associated with each optional contract rider which is described in detail in the "Optional Contract Rider Charges" section of this Prospectus. The longer you are required to hold the contract before the benefit may be utilized generally the more you will pay in charges.

None of the living benefits guarantees an investment return in your Contract Value nor do they guarantee that the income or amounts received will be sufficient to cover any individual's particular needs. You should consider whether the benefits provided by the option and its costs (which reduce Contract Value) are consistent with your financial goals.

All living benefit options terminate once the contract moves into the pay-out phase, (i.e., once the contract is annuitized). In purchasing your contract and when considering the election of a living benefit in this contract, you should also consider whether annuitizing the contract will produce better financial results for you than a living benefit option. You should discuss these important considerations with your financial advisor or tax advisor before making a determination.

MYPATH LIFETIME INCOME OPTIONAL RIDERS

We currently offer single and joint versions of the following optional living benefit riders, which are along with the MyPath Ascend (Single and Joint) optional riders sometimes collectively referred to as the MyPath Lifetime Income optional riders:

  .  MYPATH CORE FLEX (SINGLE AND JOINT),

  .  MYPATH ASCEND 2.0 (SINGLE AND JOINT),

  .  MYPATH SUMMIT (SINGLE AND JOINT), AND

  .  MYPATH VALUE (SINGLE AND JOINT).

Each of the MyPath Lifetime Income optional riders is a guaranteed lifetime withdrawal benefit. Each is an optional rider and can be elected as a single option or as a joint option. The benefits are different between the single options and the joint options, and you should consult your financial advisor to determine which version, if any, is appropriate to your situation. Each optional rider is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of a "Designated Life" (described below) for the single versions, and over the lifetime of two "Designated Lives" for the joint versions, regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value if the Contract Value is greater than zero or pursuant to the automatic payment phase if the Contract Value is zero.

The MyPath Lifetime Income optional riders do not guarantee investment gains or a minimum Contract Value. Because the GAI is paid in the form of a withdrawal until your Contract Value reaches

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zero, our obligation to pay you more than your Contract Value will only arise if your entire Contract Value has been exhausted. You can take withdrawals from your contract without electing one of these options. You should also consider the following:

  . Election of one of these riders may or may not be beneficial to you. Because the benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then the riders are generally not appropriate for you.

  . Withdrawals under the riders are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, or any other contract feature impacted by a withdrawal.

  . You may only elect a rider at the time the contract is issued. The rider will be effective on the rider issue date, also known as the rider effective date. Once you elect the option you may not cancel it. You may only elect one of the MyPath Lifetime Income optional riders.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . Your entire Contract Value must be allocated to an allocation plan approved by us for use with the rider while the rider is in effect.

  . After the first Contract Year following the optional living benefit rider effective date, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent.

  . The joint options are not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing a joint rider if you have questions about your spouse's status under federal law.

  . The riders may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

Each of the MyPath Lifetime Income optional riders has restrictions and limitations. These restrictions and limitations include, among others:

   (i) restrictions on the age of each Designated Life,

   (ii)restrictions on whether joint Owners or Annuitants are permitted,

  (iii)restrictions on whether non-natural Owners are permitted, and

   (iv)restrictions on which other optional benefit riders, if any, may also be elected.

The table below summarizes those restrictions and limitations, but does not serve as a complete description of all restrictions and limitations. A complete description of each rider, its benefits, and additional limitations and restrictions follows the table.

---------------------------------------------------------------------------------------------

                        AGE LIMITS FOR EACH
                        DESIGNATED LIFE AT
                         RIDER ISSUE:                     RIDER AVAILABLE WITH:
---------------------------------------------------------------------------------------------

   MYPATH LIFETIME                          JOINT      JOINT       NON-NATURAL OTHER OPTIONAL
INCOME OPTIONAL RIDER   MINIMUM   MAXIMUM   OWNERS   ANNUITANTS       OWNER    BENEFIT RIDERS
---------------------------------------------------------------------------------------------
MyPath Core Flex --       45        80       No    Yes, if natural     Yes      MyPath DB --
  Single                                                Owner                      Single
---------------------------------------------------------------------------------------------
MyPath Core Flex --       45        80       Yes         Yes           No       MyPath DB --
  Joint                                                                            Joint
---------------------------------------------------------------------------------------------
MyPath Ascend 2.0 --      45        80       No    Yes, if natural     Yes          None
  Single                                                Owner
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
MyPath Ascend 2.0 --      45        80       Yes         Yes           No           None
  Joint
---------------------------------------------------------------------------------------------
MyPath Ascend --          45        80       No    Yes, if natural     Yes          None
  Single                                                Owner
---------------------------------------------------------------------------------------------
MyPath Ascend -- Joint    45        80       Yes         Yes           No           None
---------------------------------------------------------------------------------------------
MyPath Summit --          55        80       No    Yes, if natural     Yes          None
  Single                                                Owner
---------------------------------------------------------------------------------------------
MyPath Summit -- Joint    55        80       Yes         Yes           No           None
---------------------------------------------------------------------------------------------
MyPath Value -- Single    35        80       No    Yes, if natural     Yes      MyPath DB --
                                                        Owner                      Single
---------------------------------------------------------------------------------------------
MyPath Value --           35        80       Yes         Yes           No       MyPath DB --
  Joint                                                                            Joint
---------------------------------------------------------------------------------------------

MYPATH CORE FLEX (SINGLE AND JOINT) OPTION

THE BENEFIT

This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of the Designated Life for MyPath Core Flex -- Single, or until the death of both Designated Lives for MyPath Core Flex -- Joint. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI, it may result in a reduced GAI, as described below, and negatively impact your benefit.

The GAI is determined by multiplying the annual income percentage by an amount referred to as the benefit base. The benefit base may be adjusted for benefit base enhancements, benefit base resets, subsequent Purchase Payments, and withdrawals. The methods used to calculate the GAI, the benefit base, and each of the benefit base adjustments is described in detail below.

This rider differs, in part, from the other MyPath Lifetime Income optional riders in that it offers the opportunity for new enhancement periods to begin upon benefit base resets. New enhancement periods may be beneficial to those that do not take regular withdrawals for extended periods of time.

Several examples to help show how this rider works are included in Appendix J.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the Designated Life for MyPath Core Flex -- Single and of the youngest Designated Life for MyPath Core Flex -- Joint, or the rider effective date. The rider effective date is the rider issue date.

CALCULATING THE BENEFIT BASE AND ENHANCEMENT BASE VALUES

BENEFIT BASE

The benefit base is a value that is used to calculate the amount of GAI available for withdrawal under this rider. The benefit base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The benefit base may also be adjusted for benefit base enhancements and benefit base resets, which are also described below.

The initial benefit base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. AFTER THE FIRST CONTRACT ANNIVERSARY, HOWEVER, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A SUBSEQUENT PURCHASE PAYMENT IS RECEIVED AFTER THE FIRST CONTRACT ANNIVERSARY IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR BENEFIT BASE. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the benefit base as a result of the Purchase Payment.

Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the benefit base will not be reduced.

After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

Reductions on a Pro-rata Basis may result in the benefit base being reduced by more than the actual amount of the withdrawal.

The benefit base is separate from your Contract Value. The benefit base may not be withdrawn as a lump sum and is not payable at death.

The benefit base is subject to a maximum of $4,000,000. This applies to the initial benefit base, as well as increases due to subsequent Purchase Payments, benefit base enhancements, or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the benefit base provided by this rider.

ENHANCEMENT BASE

The enhancement base is a value that is used to calculate any applicable benefit base enhancement. The enhancement base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The enhancement base may also be increased at the time of a benefit base reset.

The initial enhancement base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the enhancement base will be increased by the amount of the subsequent Purchase Payment. AFTER THE FIRST CONTRACT ANNIVERSARY, HOWEVER, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A SUBSEQUENT PURCHASE PAYMENT IS RECEIVED AFTER THE FIRST CONTRACT ANNIVERSARY IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR ENHANCEMENT BASE. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the enhancement base as a result of the Purchase Payment.

Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the enhancement base will not be reduced.

After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.

Reductions on a Pro-rata Basis may result in the enhancement base being reduced by more than the actual amount of the withdrawal.

The enhancement base is separate from your Contract Value. The enhancement base may not be withdrawn as a lump sum and is not payable at death.

The enhancement base is subject to a maximum of $4,000,000. This applies to the initial enhancement base, as well as increases due to subsequent Purchase Payments or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the enhancement base provided by this rider.

BENEFIT BASE ENHANCEMENT

For purposes of calculating the benefit base enhancement, the "enhancement period" is the 10 Contract Years following the later of the rider effective date or the date of the most recent benefit base reset (described below). If a benefit base reset does not occur, the enhancement period will terminate 10 Contract Years following the rider effective date. If a benefit base reset occurs, regardless of whether it occurs during an enhancement period, a new 10-year enhancement period will begin.

On each Contract Anniversary during the enhancement period, after each Contract Year in which there have been no withdrawals, we will increase the benefit base by an amount equal to 6.0% multiplied by the enhancement base. This increase in the benefit base is referred to as the benefit base enhancement. We reserve the right to change the percentage used to determine the benefit base enhancement for MyPath Core Flex (Single and Joint) riders that are issued in the future, and may disclose these changes in a Rate Sheet Prospectus Supplement.

For any Contract Year during the enhancement period in which you take a withdrawal, regardless of whether the amount of the withdrawal is greater than, less than, or equal to, the GAI, you will not receive the benefit base enhancement for that Contract Year. However, you may receive a benefit base enhancement in each of the remaining Contract Years in the enhancement period if you do not take a withdrawal for that Contract Year. The enhancement period will not be extended for years in which

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you take a withdrawal and are no longer eligible for the benefit base enhancement for those years. Nor will the enhancement period be extended for years in which you do not take a withdrawal. The enhancement period will only change upon a benefit base reset, in which case a new 10-year enhancement period will begin.

Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the enhancement.

BENEFIT BASE RESET

On each Contract Anniversary, immediately following application of any applicable benefit base enhancement, the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. This increase in the benefit base is referred to as the benefit base reset. If a benefit base reset occurs, the enhancement base will increase to the value of the benefit base following the benefit base reset, and a new 10-year enhancement period will begin.

On each date of a benefit base reset, if the rider charge applicable to new customers purchasing MyPath Core Flex exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. The rider charge following the increase will also not exceed the maximum annual rider charge shown in the section of this Prospectus entitled "Contract Charges and Fees -- Optional Contract Rider Charges," regardless of the charge applicable to new customers. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled "Contract Charges and Fees" for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO FURTHER INCREASE TO THE BENEFIT BASE, WHICH MAY MEAN YOUR BENEFIT UNDER THE RIDER WILL NOT HAVE THE OPPORTUNITY TO INCREASE IN THE FUTURE. You will be notified in writing a minimum of 30 days prior to the date of the potential benefit base reset that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the date of the potential benefit base reset. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

CALCULATING THE GUARANTEED ANNUAL INCOME (GAI)

The GAI will be equal to the benefit base multiplied by the annual income percentage (described below) based on the age of the Designated Life for MyPath Core Flex -- Single or of the youngest Designated Life for MyPath Core Flex -- Joint. The annual income percentage will be determined at the time of the first withdrawal, and will be based on the age of the Designated Life for MyPath Core Flex -- Single or of the youngest Designated Life for MyPath Core Flex -- Joint at the time of the first withdrawal.

The annual income percentages are as follows:

                      FOR CONTRACTS APPLIED FOR ON OR AFTER JULY 21, 2014
                      ---------------------------------------------------
                      MYPATH CORE FLEX -- SINGLE MYPATH CORE FLEX -- JOINT
           AGE         ANNUAL INCOME PERCENTAGE  ANNUAL INCOME PERCENTAGE
           ---        -------------------------- -------------------------
      through age 64             4.10%                     3.85%
          65-74                  5.10%                     4.85%
          75-79                  5.35%                     5.10%
           80+                   6.10%                     5.85%

We reserve the right to change the annual income percentage for MyPath Core Flex (Single and Joint) riders that are issued in the future, and may disclose these changes in a Rate Sheet Prospectus Supplement. Please see Appendix P for historical benefit base enhancement rates and annual income percentages applicable for this rider.

The annual income percentage will not change after it is determined as of the date of the first withdrawal, except in the case of a benefit base reset. Upon a benefit base reset, the annual income percentage will be re-determined based on the age of the Designated Life for MyPath Core Flex -- Single or of the youngest Designated Life for MyPath Core Flex -- Joint, on the date of the benefit base reset.

Upon an increase in the benefit base pursuant to a subsequent Purchase Payment, benefit base enhancement, or benefit base reset, the GAI will be recalculated to be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the subsequent Purchase Payment, benefit base enhancement, or benefit base reset, as applicable, and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Core Flex -- Single or of the youngest Designated Life for MyPath Core Flex -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. If you purchased a Qualified Contract, withdrawals taken to satisfy any required minimum distribution requirements may not adjust the GAI, if certain conditions are satisfied. Please see the description of Required Minimum Distributions for Applicable Qualified Contracts below.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. If a subsequent Purchase Payment increases the benefit base, the GAI will be recalculated to be equal to the new benefit base multiplied by the applicable annual income percentage.

The applicable annual income percentage will be based on the age of the Designated Life for MyPath Core Flex -- Single or of the youngest Designated Life for MyPath Core Flex -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset. The annual income percentage will not be reevaluated upon a subsequent Purchase Payment.

For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no increase to the benefit base as a result of the Purchase Payment. As a result, there will be no immediate increase to the GAI.

AFTER THE FIRST CONTRACT YEAR FOLLOWING THE OPTIONAL LIVING BENEFIT RIDER EFFECTIVE DATE, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A PURCHASE PAYMENT IS RECEIVED IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE, BENEFIT BASE, OR ENHANCEMENT BASE.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

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

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base, enhancement base, and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

  . Any provision in your contract requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option or the SimpleChoice Asset Allocation Portfolios, any withdrawals you take will be deducted from the Sub-Accounts of the Variable Annuity Account proportionate to the Contract Value. If you choose to allocate to the "allowable Sub-Accounts" (described below) instead, you may take a withdrawal from any allowable Sub-Account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause the benefit base, enhancement base, and the GAI to be recalculated and reduced. The benefit base and enhancement base will each be reduced on a Pro-rata Basis, which may result in a reduction that is greater than the amount of the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Core Flex -- Single or of the youngest Designated Life for MyPath Core Flex -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each Contract Year after the benefit date, you may withdraw an amount less than or equal to the GAI or, if the contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value by the amount of the withdrawal, but will not reduce the benefit base, enhancement base, or GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.

Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD is an excess withdrawal. The portion of each individual withdrawal during a Contract Year that is treated as an excess withdrawal is equal to the amount withdrawn, including any applicable deferred sales charge, less any GAI or RMD remaining prior to the withdrawal for that Contract Year. An excess withdrawal will cause the benefit base, enhancement base, and GAI to be recalculated. The excess portion of an excess withdrawal will reduce the benefit base and enhancement base on a Pro-rata Basis, which means that the lower the Contract Value is relative to the benefit base and enhancement base, the greater the reduction in the benefit base and enhancement base.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base being reduced on a Pro-rata Basis), and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Core Flex -- Single or of the youngest Designated Life for MyPath Core Flex -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

EXCESS WITHDRAWALS CAN REDUCE FUTURE BENEFITS BY MORE THAN THE DOLLAR AMOUNT OF THE EXCESS WITHDRAWAL.

REQUIRED MINIMUM DISTRIBUTIONS FOR APPLICABLE QUALIFIED CONTRACTS

For purposes of this rider, the RMD is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code.

Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. A withdrawal in any Contract Year after you are eligible for RMD will not be treated as an excess withdrawal if that withdrawal does not cause the total withdrawals for the Contract Year to exceed the greater of the GAI or your RMD for the current calendar year. Such treatment is contingent on your acceptance of our calculation of the RMD amounts. RMD calculations will be based solely on the value of the individual contract and any attached riders, and will be determined for the calendar year in which the RMD withdrawal is requested. Each RMD amount is calculated based on information provided by you and our understanding of the Code and related regulations. We reserve the right to make changes in our calculations, as needed, to comply with the Code and related regulations.

While this contract is subject to RMD provisions, the benefit will be treated as follows:

  . Each Contract Year the GAI will be calculated as described in the "Calculating the Guaranteed Annual Income" section above. The GAI will not be changed based on the RMD requirement.

  . If the RMD amount is greater than the GAI, the benefit base, enhancement base, and GAI will not be reduced for withdrawals up to the RMD amount.

Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, multiple withdrawals in a single Contract Year may be more likely to result in a reduction of the GAI and therefore a reduced benefit. If the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base, enhancement base, and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a Contract Year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2013 Contract Year ending March 31, 2014 is $5,000. The RMDs for calendar years 2013 and 2014 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2013 and $2,000 in the first quarter of calendar year 2014, then the Owner will have withdrawn $6,500 for the 2013 Contract Year (April 1 to March 31).

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Since the sum of the Owner's withdrawals for the 2013 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2014, he or she takes it in the last quarter of 2013. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Each of the allocation plans is discussed below, and you may only elect to utilize one allocation plan at a time. The approved allocation plans currently include:

   a)  100% allocation among allowable Sub-Accounts; or

   b)  100% allocation to the CustomChoice Allocation Option; or

   c)  100% allocation to a SimpleChoice Asset Allocation Portfolio.

A) ALLOWABLE SUB-ACCOUNTS: When you elect this allocation plan, only certain Sub-Accounts are available to you for allocation of your funds. These are referred to as "allowable Sub-Accounts." Each of these Portfolios is a managed volatility fund, which means each Portfolio seeks to manage the volatility of investment return. The risks and objectives of each allowable Sub-Account are described in detail in that Sub-Account's prospectus which is part of the underlying Funds prospectus.

The allowable Sub-Accounts currently include:



 .  SFT Advantus Dynamic Managed        .  Ivy VIP Pathfinder Moderate --
    Volatility Fund                        Managed Volatility
 .  SFT Advantus Managed Volatility     .  PIMCO VIT Global Diversified
    Equity Fund                            Allocation Portfolio
 .  AB Dynamic Asset Allocation         .  TOPS(R) Managed Risk Flex ETF
    Portfolio                              Portfolio
 .  Goldman Sachs VIT Global Trends
    Allocation Fund


B) THE CUSTOMCHOICE ALLOCATION OPTION: This allocation plan requires that you allocate Purchase Payments or your Contract Value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within certain groups. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter according to the CustomChoice allocation you elected. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are previously described in detail in this Prospectus in the section entitled "Description of the Contract -- CustomChoice Allocation Option."


C) THE SIMPLECHOICE ASSET ALLOCATION PORTFOLIOS: This allocation plan requires that you allocate Purchase Payments or your Contract Value to a SimpleChoice Asset Allocation Portfolio. The SimpleChoice Asset Allocation Portfolios are previously described in detail in this Prospectus in the section entitled "Description of the Contract -- SimpleChoice Asset Allocation Portfolios." You may also ask your representative for additional details regarding the SimpleChoice Asset Allocation Portfolios. In the SimpleChoice Asset Allocation Portfolios, the Contract Value will be automatically rebalanced each calendar quarter according to the SimpleChoice Asset Allocation Portfolio you elected.


                                                                        PAGE 69

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The allowable Sub-Accounts, CustomChoice Allocation Option, and the
SimpleChoice Asset Allocation Portfolios are each designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allocation plan you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an allocation plan. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.

You may reallocate the full Contract Value from one currently approved allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by any subsequent addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.

AUTOMATIC PAYMENT PHASE

If the Contract Value is reduced to zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that you will no longer be eligible for a benefit base reset or benefit base enhancement. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Core Flex -- Single and of both Designated Lives for MyPath Core Flex -- Joint. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of the Designated Life for MyPath Core Flex -- Single and of both Designated Lives for MyPath Core Flex -- Joint, this rider terminates and no further benefits are payable under this rider or the contract.

ANNUITY PAYMENTS

If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base, enhancement base, and GAI. BE SURE TO READ THE SECTION ENTITLED "ANNUITIZATION BENEFITS AND OPTIONS" IF YOU ARE CONSIDERING ANNUITIZING YOUR CONTRACT.

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If Annuity Payments are required to begin and the oldest Annuitant is a
Designated Life, the MyPath Core Flex rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Core Flex -- Single and of both Designated Lives for MyPath Core Flex -- Joint. Annuity Payments are required to begin on the Maturity Date. Please see the section entitled "Electing the Retirement Date and Annuity Option" for further details on the Maturity Date and the required beginning of Annuity Payments.

SPOUSAL CONTINUATION (FOR MYPATH CORE FLEX -- JOINT)

For MyPath Core Flex -- Joint, if a Designated Life dies and the surviving spouse continues the contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the MyPath Core Flex -- Joint rider charge, and any future GAI calculations will be based on the life of the surviving spouse as the sole Designated Life. The MyPath Core Flex -- Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

IMPACT OF DIVORCE

For MyPath Core Flex -- Single, if the Designated Life is removed as the Owner of the contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.

For MyPath Core Flex -- Joint, if a Designated Life is removed from the contract due to a divorce or qualified dissolution order, any future GAI calculations will be based on the life of the remaining Designated Life. The rider charge and all terms of this rider will continue to be based on the joint version of the rider even though benefits are provided for only one Designated Life.

RIDER TERMINATION

Once you elect the MyPath Core Flex rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) For MyPath Core Flex -- Single and MyPath Core Flex -- Joint:

       (1) termination or surrender of the contract (Note -- a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

       (2) the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or

       (3) the date of an ownership change or assignment under the contract unless:

           (i)the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to: for MyPath Core Flex -- Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath Core Flex -- Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or

          (ii)the assignment is for the purposes of effectuating a 1035 exchange of the contract; or

                                                                        PAGE 71

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   (b) for MyPath Core Flex -- Single:

       (1) the date we receive due proof of death of the Designated Life; or

       (2) the date the Designated Life is removed as a contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or

   (c) for MyPath Core Flex -- Joint:

       (1) the date we receive due proof of death of the last remaining Designated Life; or

       (2) the date any death benefits are paid as a lump sum under the terms of the contract.

Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

MYPATH ASCEND 2.0 (SINGLE AND JOINT) OPTION

THE BENEFIT

This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of the Designated Life for MyPath Ascend
2.0 -- Single, or until the death of both Designated Lives for MyPath Ascend
2.0 -- Joint. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals before the benefit date or in a single Contract Year in excess of the GAI, it may result in a reduced GAI, as described below, and negatively impact your benefit. See the descriptions of "Withdrawals" and "Adjustments for Withdrawals" below for additional detail. In addition, if you take any withdrawals from the contract prior to the 12th Contract Anniversary following the rider effective date, or prior to the Contract Anniversary on or following the 67th birthday of the Designated Life for MyPath Ascend 2.0 -- Single, or the youngest Designated Life for MyPath Ascend 2.0 -- Joint, whichever is later, you will not be eligible for the 200% benefit base guarantee. Not being eligible for the 200% benefit base guarantee means you will not be guaranteed to have the benefit base increase by 200%. However, you are still eligible to receive the GAI under the rider, as determined in the manner described below.

The GAI is determined by multiplying the annual income percentage by an amount referred to as the benefit base. The benefit base may be adjusted for benefit base enhancements, benefit base resets, the 200% benefit base guarantee, subsequent Purchase Payments, and withdrawals. The methods used to calculate the GAI, the benefit base, and each of the benefit base adjustments are described in detail below.

This rider differs, in part, from the other MyPath Lifetime Income optional riders in that it offers the highest percentage used to calculate a benefit base enhancement, but it is limited to only one 12-year enhancement period. Higher benefit base enhancements, without the opportunity for new enhancement periods to begin, may be beneficial to those who intend to begin withdrawals within, or shortly after, 12 Contract Years following the rider issue date. This rider is also the only option currently available that offers the 200% benefit base guarantee (i.e., where the benefit base may be increased to 200% of the Purchase Payments made before the first Contract Anniversary, subject to the benefit base maximum). The 200% benefit base guarantee is described in detail below. There is a specific charge associated with the rider, which is described in detail in the "Optional Contract Rider Charges" section of this Prospectus, but there is not a separate charge for the 200% benefit base guarantee component of the rider. The 200% benefit base guarantee may be beneficial to those who

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

intend to take withdrawals shortly after waiting 12 Contract Years following the rider issue date or, if later, until the Contract Anniversary on or following the 67th birthday of the Designated Life for MyPath Ascend 2.0 -- Single, or the youngest Designated Life for MyPath Ascend 2.0 -- Joint.

Several examples designed to help show how this rider works are included in Appendix N.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the Designated Life for MyPath Ascend 2.0 -- Single and of the youngest Designated Life for MyPath Ascend 2.0 -- Joint, or the rider effective date. The rider effective date is the rider issue date.

CALCULATING THE BENEFIT BASE AND ENHANCEMENT BASE VALUES

BENEFIT BASE

The benefit base is a value that is used to calculate the amount of GAI available for withdrawal under this rider. The benefit base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The benefit base may also be adjusted for benefit base enhancements, benefit base resets, and the 200% benefit base guarantee, which are also described below.

The initial benefit base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. AFTER THE FIRST CONTRACT ANNIVERSARY, HOWEVER, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A SUBSEQUENT PURCHASE PAYMENT IS RECEIVED AFTER THE FIRST CONTRACT ANNIVERSARY IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR BENEFIT BASE. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the benefit base as a result of the Purchase Payment.

Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the benefit base will not be reduced.

After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

Reductions on a Pro-rata Basis may result in the benefit base being reduced by more than the actual amount of the withdrawal.

The benefit base is separate from your Contract Value. The benefit base may not be withdrawn as a lump sum and is not payable at death.

The benefit base is subject to a maximum of $4,000,000. This applies to the initial benefit base, as well as increases due to subsequent Purchase Payments, benefit base enhancements, benefit base resets, or the 200% benefit base guarantee. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the benefit base provided by this rider.

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ENHANCEMENT BASE

The enhancement base is a value that is used to calculate any applicable benefit base enhancement. The enhancement base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The enhancement base may also be increased at the time of a benefit base reset, if the benefit base reset occurs during the enhancement period, which is more fully described below.

The initial enhancement base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the enhancement base will be increased by the amount of the subsequent Purchase Payment. AFTER THE FIRST CONTRACT ANNIVERSARY, HOWEVER, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A SUBSEQUENT PURCHASE PAYMENT IS RECEIVED AFTER THE FIRST CONTRACT ANNIVERSARY IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR ENHANCEMENT BASE. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the enhancement base as a result of the Purchase Payment.

Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the enhancement base will not be reduced.

After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.

Reductions on a Pro-rata Basis may result in the enhancement base being reduced by more than the actual amount of the withdrawal.

The enhancement base is separate from your Contract Value. The enhancement base may not be withdrawn as a lump sum and is not payable at death.

The enhancement base is subject to a maximum of $4,000,000. This applies to the initial enhancement base, as well as increases due to subsequent Purchase Payments or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the enhancement base provided by this rider.

BENEFIT BASE ENHANCEMENT

For purposes of calculating the benefit base enhancement, the "enhancement period" is the 12 Contract Years following the rider effective date. The enhancement period, and the potential for any benefit base enhancement, will terminate 12 Contract Years following the rider effective date.

On each Contract Anniversary during the enhancement period, after each Contract Year in which there have been no withdrawals, we will increase the benefit base by an amount equal to 7.0% multiplied by the enhancement base. This increase in the benefit base is referred to as the benefit base enhancement. We reserve the right to change the percentage used to determine the benefit base enhancement for MyPath Ascend 2.0 (Single and Joint) riders that are issued in the future, and may disclose these changes in a Rate Sheet Prospectus Supplement.

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For any Contract Year during the enhancement period in which you take a withdrawal, regardless of whether the amount of the withdrawal is greater than, less than, or equal to, the GAI, you will not receive the benefit base enhancement for that Contract Year. However, you may receive a benefit base enhancement in each of the remaining Contract Years in the enhancement period if you do not take a withdrawal for that Contract Year. The enhancement period will not be extended for any reason, including for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement for those years.

Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the benefit base enhancement.

BENEFIT BASE RESET

On each Contract Anniversary, immediately following application of any applicable benefit base enhancement, the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. This increase in the benefit base is referred to as the benefit base reset. If a benefit base reset occurs during the enhancement period, the enhancement base will increase to the value of the benefit base following the benefit base reset. The enhancement period, however, will not be affected by the benefit base reset.

On each date of a benefit base reset, if the rider charge applicable to new customers purchasing MyPath Ascend 2.0 exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. The rider charge following the increase will also not exceed the maximum annual rider charge shown in the section of this Prospectus entitled "Contract Charges and Fees -- Optional Contract Rider Charges," regardless of the charge applicable to new customers. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled "Contract Charges and Fees" for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO FURTHER INCREASE TO THE BENEFIT BASE, WHICH MAY MEAN YOUR BENEFIT UNDER THE RIDER WILL NOT HAVE THE OPPORTUNITY TO INCREASE IN THE FUTURE. You will be notified in writing a minimum of 30 days prior to the date of the potential benefit base reset that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the date of the potential benefit base reset. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

200% BENEFIT BASE GUARANTEE

On the later of the 12th Contract Anniversary following the rider effective date, or the Contract Anniversary on or following the 67th birthday of the Designated Life for MyPath Ascend 2.0 -- Single or of the youngest Designated Life for MyPath Ascend 2.0 -- Joint, if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a) and (b), where:

   (a) is all Purchase Payments made before the first Contract Anniversary multiplied by 200%, and

   (b) is all subsequent Purchase Payments made on or after the first Contract Anniversary.

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If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, the benefit base will be set equal to the 200% benefit base guarantee. THE BENEFIT BASE AFTER ADJUSTMENT REMAINS SUBJECT TO THE BENEFIT BASE MAXIMUM OF $4,000,000. Accordingly, if your Purchase Payments made before the first Contract Anniversary are over $2,000,000, you will not receive the full value of the 200% benefit base guarantee because 200% of those Purchase Payments will exceed the $4,000,000 benefit base maximum. In that case, your benefit base will be adjusted to $4,000,000. IF YOU TAKE A WITHDRAWAL ON OR BEFORE THE DATE YOUR BENEFIT BASE IS ELIGIBLE FOR THE 200% BENEFIT BASE GUARANTEE, THE 200% BENEFIT BASE GUARANTEE TERMINATES WITHOUT VALUE. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or Contract Value, the 200% benefit base guarantee may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the 200% benefit base guarantee. See Appendix N for examples of how the 200% benefit base guarantee is calculated.

CALCULATING THE GUARANTEED ANNUAL INCOME (GAI)

The GAI will be equal to the benefit base multiplied by the annual income percentage (described below) based on the age of the Designated Life for MyPath Ascend 2.0 -- Single or of the youngest Designated Life for MyPath Ascend 2.0 -- Joint. The annual income percentage will be determined at the time of the first withdrawal, and will be based on the age of the Designated Life for MyPath Ascend 2.0 -- Single or of the youngest Designated Life for MyPath Ascend 2.0 -- Joint at the time of the first withdrawal.

The annual income percentages are as follows:

                      MYPATH ASCEND 2.0 --SINGLE MYPATH ASCEND 2.0 --JOINT
           AGE         ANNUAL INCOME PERCENTAGE  ANNUAL INCOME PERCENTAGE
           ---        -------------------------- -------------------------
      through age 64             4.10%                     3.75%
          65-74                  5.10%                     4.75%
          75-79                  5.35%                     5.00%
           80+                   6.10%                     5.75%

We reserve the right to change the annual income percentage for MyPath Ascend
2.0 (Single and Joint) riders that are issued in the future, and may disclose these changes in a Rate Sheet Prospectus Supplement. Please see Appendix P for historical benefit base enhancement rates and annual income percentages applicable for this rider.

The annual income percentage will not change after it is determined as of the date of the first withdrawal, except in the case of a benefit base reset. Upon a benefit base reset, the annual income percentage will be re-determined based on the age of the Designated Life for MyPath Ascend 2.0 -- Single or of the youngest Designated Life for MyPath Ascend 2.0 -- Joint, on the date of the benefit base reset.

Upon an increase in the benefit base pursuant to a subsequent Purchase Payment, benefit base enhancement, benefit base reset, or 200% benefit base guarantee, the GAI will be recalculated to be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the subsequent Purchase Payment, benefit base enhancement, benefit base reset, or 200% benefit base guarantee, as applicable, and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Ascend 2.0 -- Single or of the youngest Designated Life for MyPath Ascend 2.0 -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

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Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. If you purchased a Qualified Contract, withdrawals taken to satisfy any required minimum distribution requirements may not adjust the GAI, if certain conditions are satisfied. Please see the description of Required Minimum Distributions for Applicable Qualified Contracts below.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. If a subsequent Purchase Payment increases the benefit base, the GAI will be recalculated to be equal to the new benefit base multiplied by the applicable annual income percentage.

The applicable annual income percentage will be based on the age of the Designated Life for MyPath Ascend 2.0 -- Single or of the youngest Designated Life for MyPath Ascend 2.0 -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset. The annual income percentage will not be reevaluated upon a subsequent Purchase Payment.

For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no increase to the benefit base as a result of the Purchase Payment. As a result, there will be no immediate increase to the GAI.

AFTER THE FIRST CONTRACT YEAR FOLLOWING THE OPTIONAL LIVING BENEFIT RIDER EFFECTIVE DATE, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A PURCHASE PAYMENT IS RECEIVED IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE, BENEFIT BASE, OR ENHANCEMENT BASE.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base, enhancement base, and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

  . A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

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  .  Any provision in your contract requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.

You may take a withdrawal from any "allowable Sub-Account" (described below) in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause the benefit base, enhancement base, and the GAI to be recalculated and reduced. The benefit base and enhancement base will each be reduced on a Pro-rata Basis, which may result in a reduction that is greater than the amount of the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Ascend 2.0 -- Single or of the youngest Designated Life for MyPath Ascend 2.0 -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each Contract Year after the benefit date, you may withdraw an amount less than or equal to the GAI or, if the contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value by the amount of the withdrawal, but will not reduce the benefit base, enhancement base, or GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.

Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD is an excess withdrawal. The portion of each individual withdrawal during a Contract Year that is treated as an excess withdrawal is equal to the amount withdrawn, including any applicable deferred sales charge, less any GAI or RMD remaining prior to the withdrawal for that Contract Year. An excess withdrawal will cause the benefit base, enhancement base, and GAI to be recalculated. The excess portion of an excess withdrawal will reduce the benefit base and enhancement base on a Pro-rata Basis, which means that the lower the Contract Value is relative to the benefit base and enhancement base, the greater the reduction in the benefit base and enhancement base.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base being reduced on a Pro-rata Basis), and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Ascend 2.0 -- Single or of the youngest Designated Life for MyPath Ascend 2.0 -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

EXCESS WITHDRAWALS CAN REDUCE FUTURE BENEFITS BY MORE THAN THE DOLLAR AMOUNT OF THE EXCESS WITHDRAWAL.

REQUIRED MINIMUM DISTRIBUTIONS FOR APPLICABLE QUALIFIED CONTRACTS

For purposes of this rider, the RMD is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time

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to time, and the regulations promulgated thereunder. Applicable contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code.

Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. A withdrawal in any Contract Year after you are eligible for RMD will not be treated as an excess withdrawal if that withdrawal does not cause the total withdrawals for the Contract Year to exceed the greater of the GAI or your RMD for the current calendar year. Such treatment is contingent on your acceptance of our calculation of the RMD amounts. RMD calculations will be based solely on the value of the individual contract and any attached riders, and will be determined for the calendar year in which the RMD withdrawal is requested. Each RMD amount is calculated based on information provided by you and our understanding of the Code and related regulations. We reserve the right to make changes in our calculations, as needed, to comply with the Code and related regulations.

While this contract is subject to RMD provisions, the benefit will be treated as follows:

  . Each Contract Year the GAI will be calculated as described in the "Calculating the Guaranteed Annual Income" section above. The GAI will not be changed based on the RMD requirement.

  . If the RMD amount is greater than the GAI, the benefit base, enhancement base, and GAI will not be reduced for withdrawals up to the RMD amount.

Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, multiple withdrawals in a single Contract Year may be more likely to result in a reduction of the GAI and therefore a reduced benefit. If the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base, enhancement base, and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a Contract Year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2013 Contract Year ending March 31, 2014 is $5,000. The RMDs for calendar years 2013 and 2014 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2013 and $2,000 in the first quarter of calendar year 2014, then the Owner will have withdrawn $6,500 for the 2013 Contract Year (April 1 to March 31). Since the sum of the Owner's withdrawals for the 2013 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2014, he or she takes it in the last quarter of 2013. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Currently, the only approved allocation plan is:

  .  100% allocation among allowable Sub-Accounts

ALLOWABLE SUB-ACCOUNTS: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds. These are referred to as "allowable Sub-Accounts." Each of these Portfolios is a managed volatility fund, which means each Portfolio seeks to manage the volatility of investment

                                                                        PAGE 79

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return. The risks and objectives of each allowable Sub-Account are described in detail in that Sub-Account's prospectus which is part of the underlying Funds prospectus.

The allowable Sub-Accounts currently include:


 .  SFT Advantus Dynamic Managed        .  Ivy VIP Pathfinder Moderate --
    Volatility Fund                        Managed Volatility
 .  SFT Advantus Managed Volatility     .  PIMCO VIT Global Diversified
    Equity Fund                            Allocation Portfolio
 .  AB Dynamic Asset Allocation         .  TOPS(R) Managed Risk Flex ETF
    Portfolio                              Portfolio
 .  Goldman Sachs VIT Global Trends
    Allocation Fund


The allowable Sub-Accounts are designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allowable Sub-Account you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an allowable Sub-Account. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.

We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by any subsequent addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.

AUTOMATIC PAYMENT PHASE

If the Contract Value is reduced to zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that you will no longer be eligible for a benefit base reset, benefit base enhancement, or 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Ascend 2.0 -- Single and of both Designated Lives for MyPath Ascend 2.0 -- Joint. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of the Designated Life for MyPath Ascend 2.0 -- Single and of both Designated Lives for MyPath Ascend 2.0 -- Joint, this rider terminates and no further benefits are payable under this rider or the contract.

ANNUITY PAYMENTS

If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value

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that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base, enhancement base, and GAI. BE SURE TO READ THE SECTION ENTITLED "ANNUITIZATION BENEFITS AND OPTIONS" IF YOU ARE CONSIDERING ANNUITIZING YOUR CONTRACT.

If Annuity Payments are required to begin and the oldest Annuitant is a Designated Life, the MyPath Ascend 2.0 rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Ascend 2.0 -- Single and of both Designated Lives for MyPath Ascend 2.0 -- Joint. Annuity Payments are required to begin on the Maturity Date. Please see the section entitled "Electing the Retirement Date and Annuity Option" for further details on the Maturity Date and the required beginning of Annuity Payments.

SPOUSAL CONTINUATION (FOR MYPATH ASCEND 2.0 -- JOINT)

For MyPath Ascend 2.0 -- Joint, if a Designated Life dies and the surviving spouse continues the contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the MyPath Ascend 2.0 -- Joint rider charge, and any future GAI calculations will be based on the life of the surviving spouse as the sole Designated Life. The MyPath Ascend 2.0 -- Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

IMPACT OF DIVORCE

For MyPath Ascend 2.0 -- Single, if the Designated Life is removed as the Owner of the contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.

For MyPath Ascend 2.0 -- Joint, if a Designated Life is removed from the contract due to a divorce or qualified dissolution order, any future GAI calculations will be based on the life of the remaining Designated Life. The rider charge and all terms of this rider will continue to be based on the joint version of the rider even though benefits are provided for only one Designated Life.

RIDER TERMINATION

Once you elect the MyPath Ascend 2.0 rider, you may not elect to cancel it. The rider will automatically terminate at the earliest of:

   (a) for MyPath Ascend 2.0 -- Single and MyPath Ascend 2.0 -- Joint:

       (1) termination or surrender of the contract (Note -- a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

       (2) the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or

       (3) the date of an ownership change or assignment under the contract unless:

           (i)the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to: for MyPath Ascend 2.0 -- Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and,

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              for MyPath Ascend 2.0 -- Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or

          (ii)the assignment is for the purposes of effectuating a 1035 exchange of the contract; or

   (b) for MyPath Ascend 2.0 -- Single:

       (1) the date we receive due proof of death of the Designated Life; or

       (2) the date the Designated Life is removed as a contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or

   (c) for MyPath Ascend 2.0 -- Joint:

       (1) the date we receive due proof of death of the last remaining Designated Life; or

       (2) the date any death benefits are paid as a lump sum under the terms of the contract.

Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

MYPATH ASCEND (SINGLE AND JOINT) OPTION

EFFECTIVE OCTOBER 15, 2014 THESE OPTIONS ARE NO LONGER AVAILABLE.

THE BENEFIT

This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of the Designated Life for MyPath Ascend -- Single, or until the death of both Designated Lives for MyPath Ascend -- Joint. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI, it may result in a reduced GAI, as described below, and negatively impact your benefit.

The GAI is determined by multiplying the annual income percentage by an amount referred to as the benefit base. The benefit base may be adjusted for benefit base enhancements, benefit base resets, subsequent Purchase Payments, and withdrawals. The methods used to calculate the GAI, the benefit base, and each of the benefit base adjustments is described in detail below.

This rider differs, in part, from the other MyPath Lifetime Income optional riders in that it offers the highest percentage used to calculate a benefit base enhancement, but it is limited to only one 10-year enhancement period. Higher benefit base enhancements, without the opportunity for new enhancement periods to begin, may be beneficial to those that do not intend to wait longer than ten Contract Years following the rider issue date before beginning withdrawals.

Several examples to help show how this rider works are included in Appendix K.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the Designated Life for MyPath Ascend -- Single and of the youngest Designated Life for MyPath Ascend -- Joint, or the rider effective date. The rider effective date is the rider issue date.

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CALCULATING THE BENEFIT BASE AND ENHANCEMENT BASE VALUES

BENEFIT BASE

The benefit base is a value that is used to calculate the amount of GAI available for withdrawal under this rider. The benefit base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The benefit base may also be adjusted for benefit base enhancements and benefit base resets, which are also described below.

The initial benefit base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. AFTER THE FIRST CONTRACT ANNIVERSARY, HOWEVER, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A SUBSEQUENT PURCHASE PAYMENT IS RECEIVED AFTER THE FIRST CONTRACT ANNIVERSARY IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR BENEFIT BASE. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the benefit base as a result of the Purchase Payment.

Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the benefit base will not be reduced.

After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

Reductions on a Pro-rata Basis may result in the benefit base being reduced by more than the actual amount of the withdrawal.

The benefit base is separate from your Contract Value. The benefit base may not be withdrawn as a lump sum and is not payable at death.

The benefit base is subject to a maximum of $4,000,000. This applies to the initial benefit base, as well as increases due to subsequent Purchase Payments, benefit base enhancements, or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the benefit base provided by this rider.

ENHANCEMENT BASE

The enhancement base is a value that is used to calculate any applicable benefit base enhancement. The enhancement base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The enhancement base may also be increased at the time of a benefit base reset, if the benefit base reset occurs during the enhancement period, which is more fully described below.

The initial enhancement base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the enhancement base will be increased by the amount of the subsequent Purchase Payment. AFTER THE FIRST CONTRACT ANNIVERSARY, HOWEVER, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR

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PRIOR CONSENT. IF A SUBSEQUENT PURCHASE PAYMENT IS RECEIVED AFTER THE FIRST
CONTRACT ANNIVERSARY IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR ENHANCEMENT BASE. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the enhancement base as a result of the Purchase Payment.

Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the enhancement base will not be reduced.

After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.

Reductions on a Pro-rata Basis may result in the enhancement base being reduced by more than the actual amount of the withdrawal.

The enhancement base is separate from your Contract Value. The enhancement base may not be withdrawn as a lump sum and is not payable at death.

The enhancement base is subject to a maximum of $4,000,000. This applies to the initial enhancement base, as well as increases due to subsequent Purchase Payments or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the enhancement base provided by this rider.

BENEFIT BASE ENHANCEMENT

For purposes of calculating the benefit base enhancement, the "enhancement period" is the 10 Contract Years following the rider effective date. The enhancement period, and the potential for any benefit base enhancement, will terminate 10 Contract Years following the rider effective date.

On each Contract Anniversary during the enhancement period, after each Contract Year in which there have been no withdrawals, we will increase the benefit base by an amount equal to 7.0% multiplied by the enhancement base. This increase in the benefit base is referred to as the benefit base enhancement.

For any Contract Year during the enhancement period in which you take a withdrawal, regardless of whether the amount of the withdrawal is greater than, less than, or equal to, the GAI, you will not receive the benefit base enhancement for that Contract Year. However, you may receive a benefit base enhancement in each of the remaining Contract Years in the enhancement period if you do not take a withdrawal for that Contract Year. The enhancement period will not be extended for any reason, including for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement for those years.

Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the enhancement.

BENEFIT BASE RESET

On each Contract Anniversary, immediately following application of any applicable benefit base enhancement, the benefit base will be increased to the Contract Value if the Contract Value is greater

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than the benefit base. This increase in the benefit base is referred to as the benefit base reset. If a benefit base reset occurs during the enhancement period, the enhancement base will increase to the value of the benefit base following the benefit base reset. The enhancement period, however, will not be affected by the benefit base reset.

On each date of a benefit base reset, if the rider charge applicable to new customers purchasing MyPath Ascend exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. The rider charge following the increase will also not exceed the maximum annual rider charge shown in the section of this Prospectus entitled "Contract Charges and Fees -- Optional Contract Rider Charges," regardless of the charge applicable to new customers. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled "Contract Charges and Fees" for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO FURTHER INCREASE TO THE BENEFIT BASE, WHICH MAY MEAN YOUR BENEFIT UNDER THE RIDER WILL NOT HAVE THE OPPORTUNITY TO INCREASE IN THE FUTURE. You will be notified in writing a minimum of 30 days prior to the date of the potential benefit base reset that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the date of the potential benefit base reset. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

CALCULATING THE GUARANTEED ANNUAL INCOME (GAI)

The GAI will be equal to the benefit base multiplied by the annual income percentage (described below) based on the age of the Designated Life for MyPath Ascend -- Single or of the youngest Designated Life for MyPath Ascend -- Joint. The annual income percentage will be determined at the time of the first withdrawal, and will be based on the age of the Designated Life for MyPath Ascend -- Single or of the youngest Designated Life for MyPath Ascend -- Joint at the time of the first withdrawal.

The annual income percentages are as follows:

                       FOR CONTRACTS APPLIED FOR ON OR AFTER JULY 21, 2014
                       --------------------------------------------------
                       MYPATH ASCEND -- SINGLE    MYPATH ASCEND -- JOINT
            AGE        ANNUAL INCOME PERCENTAGE  ANNUAL INCOME PERCENTAGE
            ---        ------------------------  ------------------------
       through age 64            4.10%                     3.75%
           65-74                 5.10%                     4.75%
           75-79                 5.35%                     5.00%
            80+                  6.10%                     5.75%

Please see Appendix P for historical benefit base enhancement rates and annual income percentages applicable for this rider.

The annual income percentage will not change after it is determined as of the date of the first withdrawal, except in the case of a benefit base reset. Upon a benefit base reset, the annual income percentage will be re-determined based on the age of the Designated Life for MyPath Ascend -- Single or of the youngest Designated Life for MyPath Ascend -- Joint, on the date of the benefit base reset.

                                                                        PAGE 85

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Upon an increase in the benefit base pursuant to a subsequent Purchase Payment, benefit base enhancement, or benefit base reset, the GAI will be recalculated to be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the subsequent Purchase Payment, benefit base enhancement, or benefit base reset, as applicable, and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Ascend -- Single or of the youngest Designated Life for MyPath Ascend -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. If you purchased a Qualified Contract, withdrawals taken to satisfy any required minimum distribution requirements may not adjust the GAI, if certain conditions are satisfied. Please see the description of Required Minimum Distributions for Applicable Qualified Contracts below.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. If a subsequent Purchase Payment increases the benefit base, the GAI will be recalculated to be equal to the new benefit base multiplied by the applicable annual income percentage.

The applicable annual income percentage will be based on the age of the Designated Life for MyPath Ascend -- Single or of the youngest Designated Life for MyPath Ascend -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset. The annual income percentage will not be reevaluated upon a subsequent Purchase Payment.

For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no increase to the benefit base as a result of the Purchase Payment. As a result, there will be no immediate increase to the GAI.

AFTER THE FIRST CONTRACT YEAR FOLLOWING THE OPTIONAL LIVING BENEFIT RIDER EFFECTIVE DATE, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A PURCHASE PAYMENT IS RECEIVED IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE, BENEFIT BASE, OR ENHANCEMENT BASE.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

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  .  Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base, enhancement base, and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

  . Any provision in your contract requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.

You may take a withdrawal from any "allowable Sub-Account" (described below) in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause the benefit base, enhancement base, and the GAI to be recalculated and reduced. The benefit base and enhancement base will each be reduced on a Pro-rata Basis, which may result in a reduction that is greater than the amount of the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Ascend -- Single or of the youngest Designated Life for MyPath Ascend -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each Contract Year after the benefit date, you may withdraw an amount less than or equal to the GAI or, if the contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value by the amount of the withdrawal, but will not reduce the benefit base, enhancement base, or GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.

Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD is an excess withdrawal. The portion of each individual withdrawal during a Contract Year that is treated as an excess withdrawal is equal to the amount withdrawn, including any applicable deferred sales charge, less any GAI or RMD remaining prior to the withdrawal for that Contract Year. An excess withdrawal will cause the benefit base, enhancement base, and GAI to be recalculated. The excess portion of an excess withdrawal will reduce the benefit base and enhancement base on a Pro-rata Basis, which means that the lower the Contract Value is relative to the benefit base and enhancement base, the greater the reduction in the benefit base and enhancement base.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base being reduced on a Pro-rata Basis), and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Ascend -- Single or of the youngest Designated Life for MyPath Ascend -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

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EXCESS WITHDRAWALS CAN REDUCE FUTURE BENEFITS BY MORE THAN THE DOLLAR AMOUNT OF
THE EXCESS WITHDRAWAL.

REQUIRED MINIMUM DISTRIBUTIONS FOR APPLICABLE QUALIFIED CONTRACTS

For purposes of this rider, the RMD is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code.

Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. A withdrawal in any Contract Year after you are eligible for RMD will not be treated as an excess withdrawal if that withdrawal does not cause the total withdrawals for the Contract Year to exceed the greater of the GAI or your RMD for the current calendar year. Such treatment is contingent on your acceptance of our calculation of the RMD amounts. RMD calculations will be based solely on the value of the individual contract and any attached riders, and will be determined for the calendar year in which the RMD withdrawal is requested. Each RMD amount is calculated based on information provided by you and our understanding of the Code and related regulations. We reserve the right to make changes in our calculations, as needed, to comply with the Code and related regulations.

While this contract is subject to RMD provisions, the benefit will be treated as follows:

  . Each Contract Year the GAI will be calculated as described in the "Calculating the Guaranteed Annual Income" section above. The GAI will not be changed based on the RMD requirement.

  . If the RMD amount is greater than the GAI, the benefit base, enhancement base, and GAI will not be reduced for withdrawals up to the RMD amount.

Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, multiple withdrawals in a single Contract Year may be more likely to result in a reduction of the GAI and therefore a reduced benefit. If the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base, enhancement base, and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a Contract Year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2013 Contract Year ending March 31, 2014 is $5,000. The RMDs for calendar years 2013 and 2014 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2013 and $2,000 in the first quarter of calendar year 2014, then the Owner will have withdrawn $6,500 for the 2013 Contract Year (April 1 to March 31). Since the sum of the Owner's withdrawals for the 2013 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2014, he or she takes it in the last quarter of 2013. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

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CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Currently, the only approved allocation plan is:

  .  100% allocation among allowable Sub-Accounts

ALLOWABLE SUB-ACCOUNTS: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds. These are referred to as "allowable Sub-Accounts." Each of these Portfolios is a managed volatility fund, which means each Portfolio seeks to manage the volatility of investment return. The risks and objectives of each allowable Sub-Account are described in detail in that Sub-Account's prospectus which is part of the underlying Funds prospectus.

The allowable Sub-Accounts currently include:


  . SFT Advantus Dynamic Managed         . Ivy VIP Pathfinder Moderate --
    Volatility Fund                        Managed Volatility
  . SFT Advantus Managed Volatility      . PIMCO VIT Global Diversified
    Equity Fund                            Allocation Portfolio
  . AB Dynamic Asset Allocation          . TOPS(R) Managed Risk Flex ETF
    Portfolio                              Portfolio
  . Goldman Sachs VIT Global Trends
    Allocation Fund
 -----------------------------------------------------------------------------


The allowable Sub-Accounts are designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allowable Sub-Account you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an allowable Sub-Account. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.

We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by any subsequent addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.

AUTOMATIC PAYMENT PHASE

If the Contract Value is reduced to zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that you will no longer be eligible for a benefit base reset or benefit base enhancement. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Ascend -- Single and of both Designated Lives for MyPath Ascend -- Joint. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees

                                                                        PAGE 89

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except the guarantees provided by this rider are terminated. Upon the death of the Designated Life for MyPath Ascend -- Single and of both Designated Lives for MyPath Ascend -- Joint, this rider terminates and no further benefits are payable under this rider or the contract.

ANNUITY PAYMENTS

If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base, enhancement base, and GAI. BE SURE TO READ THE SECTION ENTITLED "ANNUITIZATION BENEFITS AND OPTIONS" IF YOU ARE CONSIDERING ANNUITIZING YOUR CONTRACT.

If Annuity Payments are required to begin and the oldest Annuitant is a Designated Life, the MyPath Ascend rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Ascend -- Single and of both Designated Lives for MyPath Ascend -- Joint. Annuity Payments are required to begin on the Maturity Date. Please see the section entitled "Electing the Retirement Date and Annuity Option" for further details on the Maturity Date and the required beginning of Annuity Payments.

SPOUSAL CONTINUATION (FOR MYPATH ASCEND -- JOINT)

For MyPath Ascend -- Joint, if a Designated Life dies and the surviving spouse continues the contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the MyPath Ascend -- Joint rider charge, and any future GAI calculations will be based on the life of the surviving spouse as the sole Designated Life. The MyPath Ascend -- Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

IMPACT OF DIVORCE

For MyPath Ascend -- Single, if the Designated Life is removed as the Owner of the contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.

For MyPath Ascend -- Joint, if a Designated Life is removed from the contract due to a divorce or qualified dissolution order, any future GAI calculations will be based on the life of the remaining Designated Life. The rider charge and all terms of this rider will continue to be based on the joint version of the rider even though benefits are provided for only one Designated Life.

RIDER TERMINATION

Once you elect the MyPath Ascend rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) For MyPath Ascend -- Single and MyPath Ascend -- Joint:

       (1) termination or surrender of the contract (Note -- a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

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       (2) the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or

       (3) the date of an ownership change or assignment under the contract unless:

           (i)the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to: for MyPath Ascend -- Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath Ascend -- Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or

          (ii)the assignment is for the purposes of effectuating a 1035 exchange of the contract; or

   (b) for MyPath Ascend -- Single:

       (1) the date we receive due proof of death of the Designated Life; or

       (2) the date the Designated Life is removed as a contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or

   (c) for MyPath Ascend -- Joint:

       (1) the date we receive due proof of death of the last remaining Designated Life; or

       (2) the date any death benefits are paid as a lump sum under the terms of the contract.

Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

MYPATH SUMMIT (SINGLE AND JOINT) OPTION

THE BENEFIT

This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of the Designated Life for MyPath Summit -- Single, or until the death of both Designated Lives for MyPath Summit -- Joint. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI, it may result in a reduced GAI, as described below, and negatively impact your benefit.

The GAI is determined by multiplying the annual income percentage by an amount referred to as the benefit base. The benefit base may be adjusted for benefit base resets, subsequent Purchase Payments, and withdrawals. The methods used to calculate the GAI, the benefit base, and each of the benefit base adjustments is described in detail below.

This rider differs, in part, from the other MyPath Lifetime Income optional riders in that it offers the highest annual income percentages used in calculating the GAI, but does not offer the opportunity for benefit base enhancements. Higher annual income percentages without benefit base enhancements may be beneficial to those that intend to take withdrawals shortly after the rider issue date and intend to take regular withdrawals.

Several examples to help show how this rider works are included in Appendix L.

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THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the Designated Life for MyPath Summit -- Single and of the youngest Designated Life for MyPath Summit -- Joint, or the rider effective date. The rider effective date is the rider issue date.

CALCULATING THE BENEFIT BASE VALUES

BENEFIT BASE

The benefit base is a value that is used to calculate the amount of GAI available for withdrawal under this rider. The benefit base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The benefit base may also be adjusted for benefit base resets, which is also described below.

The initial benefit base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. AFTER THE FIRST CONTRACT ANNIVERSARY, HOWEVER, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A SUBSEQUENT PURCHASE PAYMENT IS RECEIVED AFTER THE FIRST CONTRACT ANNIVERSARY IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR BENEFIT BASE. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the benefit base as a result of the Purchase Payment.

Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the benefit base will not be reduced.

After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

Reductions on a Pro-rata Basis may result in the benefit base being reduced by more than the actual amount of the withdrawal.

The benefit base is separate from your Contract Value. The benefit base may not be withdrawn as a lump sum and is not payable at death.

The benefit base is subject to a maximum of $4,000,000. This applies to the initial benefit base, as well as increases due to subsequent Purchase Payments or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the benefit base provided by this rider.

BENEFIT BASE RESET

On each Contract Anniversary, the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. This increase in the benefit base is referred to as the benefit base reset.

On each date of a benefit base reset, if the rider charge applicable to new customers purchasing MyPath Summit exceeds your current rider charge and the benefit base increases to the Contract Value, we

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reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. The rider charge following the increase will also not exceed the maximum annual rider charge shown in the section of this Prospectus entitled "Contract Charges and Fees -- Optional Contract Rider Charges," regardless of the charge applicable to new customers. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled "Contract Charges and Fees" for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO FURTHER INCREASE TO THE BENEFIT BASE, WHICH MAY MEAN YOUR BENEFIT UNDER THE RIDER WILL NOT HAVE THE OPPORTUNITY TO INCREASE IN THE FUTURE. You will be notified in writing a minimum of 30 days prior to the date of the potential benefit base reset that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the date of the potential benefit base reset. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

CALCULATING THE GUARANTEED ANNUAL INCOME (GAI)

The GAI will be equal to the benefit base multiplied by the annual income percentage (described below) based on the age of the Designated Life for MyPath Summit -- Single or of the youngest Designated Life for MyPath Summit -- Joint. The annual income percentage will be determined at the time of the first withdrawal, and will be based on the age of the Designated Life for MyPath Summit -- Single or of the youngest Designated Life for MyPath Summit -- Joint at the time of the first withdrawal.

The annual income percentages are as follows:

                       FOR CONTRACTS APPLIED FOR ON OR AFTER JULY 21, 2014
                       --------------------------------------------------
                       MYPATH SUMMIT -- SINGLE    MYPATH SUMMIT -- JOINT
            AGE        ANNUAL INCOME PERCENTAGE  ANNUAL INCOME PERCENTAGE
            ---        ------------------------  ------------------------
       through age 64            4.35%                     4.00%
           65-74                 5.35%                     5.00%
           75-79                 5.60%                     5.25%
            80+                  6.35%                     6.00%

We reserve the right to change the annual income percentage for MyPath Summit (Single and Joint) riders that are issued in the future, and may disclose these changes in a Rate Sheet Prospectus Supplement. Please see Appendix P for historical benefit base enhancement rates and annual income percentages applicable for this rider.

The annual income percentage will not change after it is determined as of the date of the first withdrawal, except in the case of a benefit base reset. Upon a benefit base reset, the annual income percentage will be re-determined based on the age of the Designated Life for MyPath Summit -- Single or of the youngest Designated Life for MyPath Summit -- Joint, on the date of the benefit base reset.

Upon an increase in the benefit base pursuant to a subsequent Purchase Payment or benefit base reset, the GAI will be recalculated to be equal to
(a) multiplied by (b) where:

   (a) is the benefit base following the subsequent Purchase Payment or benefit base reset, as applicable, and

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   (b) is the annual income percentage based on the applicable age of the
       Designated Life for MyPath Summit -- Single or of the youngest Designated Life for MyPath Summit -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. If you purchased a Qualified Contract, withdrawals taken to satisfy any required minimum distribution requirements may not adjust the GAI, if certain conditions are satisfied. Please see the description of Required Minimum Distributions for Applicable Qualified Contracts below.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. If a subsequent Purchase Payment increases the benefit base, the GAI will be recalculated to be equal to the new benefit base multiplied by the applicable annual income percentage.

The applicable annual income percentage will be based on the age of the Designated Life for MyPath Summit -- Single or of the youngest Designated Life for MyPath Summit -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset. The annual income percentage will not be reevaluated upon a subsequent Purchase Payment.

For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no increase to the benefit base as a result of the Purchase Payment. As a result, there will be no immediate increase to the GAI.

AFTER THE FIRST CONTRACT YEAR FOLLOWING THE OPTIONAL LIVING BENEFIT RIDER EFFECTIVE DATE, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A PURCHASE PAYMENT IS RECEIVED IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR BENEFIT BASE.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

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  .  Any provision in your contract requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.

You may take a withdrawal from any "allowable Sub-Account" (described below) in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced on a Pro-rata Basis, which may result in a reduction that is greater than the amount of the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Summit -- Single or of the youngest Designated Life for MyPath Summit -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each Contract Year after the benefit date, you may withdraw an amount less than or equal to the GAI or, if the contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value by the amount of the withdrawal, but will not reduce the benefit base or GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.

Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD is an excess withdrawal. The portion of each individual withdrawal during a Contract Year that is treated as an excess withdrawal is equal to the amount withdrawn, including any applicable deferred sales charge, less any GAI or RMD remaining prior to the withdrawal for that Contract Year. An excess withdrawal will cause the benefit base and GAI to be recalculated. The excess portion of an excess withdrawal will reduce the benefit base on a Pro-rata Basis, which means that the lower the Contract Value is relative to the benefit base, the greater the reduction in the benefit base.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base being reduced on a Pro-rata Basis), and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Summit -- Single or of the youngest Designated Life for MyPath Summit -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

EXCESS WITHDRAWALS CAN REDUCE FUTURE BENEFITS BY MORE THAN THE DOLLAR AMOUNT OF THE EXCESS WITHDRAWAL.

REQUIRED MINIMUM DISTRIBUTIONS FOR APPLICABLE QUALIFIED CONTRACTS

For purposes of this rider, the RMD is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code.

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Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. A withdrawal in any Contract Year after you are eligible for RMD will not be treated as an excess withdrawal if that withdrawal does not cause the total withdrawals for the Contract Year to exceed the greater of the GAI or your RMD for the current calendar year. Such treatment is contingent on your acceptance of our calculation of the RMD amounts. RMD calculations will be based solely on the value of the individual contract and any attached riders, and will be determined for the calendar year in which the RMD withdrawal is requested. Each RMD amount is calculated based on information provided by you and our understanding of the Code and related regulations. We reserve the right to make changes in our calculations, as needed, to comply with the Code and related regulations.

While this contract is subject to RMD provisions, the benefit will be treated as follows:

  . Each Contract Year the GAI will be calculated as described in the "Calculating the Guaranteed Annual Income" section above. The GAI will not be changed based on the RMD requirement.

  . If the RMD amount is greater than the GAI, the benefit base and GAI will not be reduced for withdrawals up to the RMD amount.

Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, multiple withdrawals in a single Contract Year may be more likely to result in a reduction of the GAI and therefore a reduced benefit. If the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a Contract Year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2013 Contract Year ending March 31, 2014 is $5,000. The RMDs for calendar years 2013 and 2014 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2013 and $2,000 in the first quarter of calendar year 2014, then the Owner will have withdrawn $6,500 for the 2013 Contract Year (April 1 to March 31). Since the sum of the Owner's withdrawals for the 2013 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2014, he or she takes it in the last quarter of 2013. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Currently, the only approved allocation plan is:

  .  100% allocation among allowable Sub-Accounts

ALLOWABLE SUB-ACCOUNTS: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds. These are referred to as "allowable Sub-Accounts." Each of these Portfolios is a managed volatility fund, which means each Portfolio seeks to manage the volatility of investment return. The risks and objectives of each allowable Sub-Account are described in detail in that Sub-Account's prospectus which is part of the underlying Funds prospectus.

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The allowable Sub-Accounts currently include:


  . SFT Advantus Dynamic Managed         . Ivy VIP Pathfinder Moderate --
    Volatility Fund                        Managed Volatility
  . SFT Advantus Managed Volatility      . PIMCO VIT Global Diversified
    Equity Fund                            Allocation Portfolio
  . AB Dynamic Asset Allocation          . TOPS(R) Managed Risk Flex ETF
    Portfolio                              Portfolio
  . Goldman Sachs VIT Global Trends
    Allocation Fund
 -----------------------------------------------------------------------------


The allowable Sub-Accounts are designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allowable Sub-Account you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an allowable Sub-Account. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.

We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by any subsequent addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.

AUTOMATIC PAYMENT PHASE

If the Contract Value is reduced to zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that you will no longer be eligible for a benefit base reset. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Summit -- Single and of both Designated Lives for MyPath Summit -- Joint. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of the Designated Life for MyPath Summit -- Single and of both Designated Lives for MyPath Summit -- Joint, this rider terminates and no further benefits are payable under this rider or the contract.

ANNUITY PAYMENTS

If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. BE SURE TO READ THE SECTION ENTITLED "ANNUITIZATION BENEFITS AND OPTIONS" IF YOU ARE CONSIDERING ANNUITIZING YOUR CONTRACT.

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If Annuity Payments are required to begin and the oldest Annuitant is a
Designated Life, the MyPath Summit rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Summit -- Single and of both Designated Lives for MyPath Summit -- Joint. Annuity Payments are required to begin on the Maturity Date. Please see the section entitled "Electing the Retirement Date and Annuity Option" for further details on the Maturity Date and the required beginning of Annuity Payments.

SPOUSAL CONTINUATION (FOR MYPATH SUMMIT -- JOINT)

For MyPath Summit -- Joint, if a Designated Life dies and the surviving spouse continues the contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the MyPath Summit -- Joint rider charge, and any future GAI calculations will be based on the life of the surviving spouse as the sole Designated Life. The MyPath Summit -- Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

IMPACT OF DIVORCE

For MyPath Summit -- Single, if the Designated Life is removed as the Owner of the contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.

For MyPath Summit -- Joint, if a Designated Life is removed from the contract due to a divorce or qualified dissolution order, any future GAI calculations will be based on the life of the remaining Designated Life. The rider charge and all terms of this rider will continue to be based on the joint version of the rider even though benefits are provided for only one Designated Life.

RIDER TERMINATION

Once you elect the MyPath Summit rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) For MyPath Summit -- Single and MyPath Summit -- Joint:

       (1) termination or surrender of the contract (Note -- a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

       (2) the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or

       (3) the date of an ownership change or assignment under the contract unless:

           (i)the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to: for MyPath Summit -- Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath Summit -- Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or

          (ii)the assignment is for the purposes of effectuating a 1035 exchange of the contract; or

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   (b) for MyPath Summit -- Single:

       (1) the date we receive due proof of death of the Designated Life; or

       (2) the date the Designated Life is removed as a contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or

   (c) for MyPath Summit -- Joint:

       (1) the date we receive due proof of death of the last remaining Designated Life; or

       (2) the date any death benefits are paid as a lump sum under the terms of the contract.

Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

MYPATH VALUE (SINGLE AND JOINT) OPTION

THE BENEFIT

This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of the Designated Life for MyPath Value -- Single, or until the death of both Designated Lives for MyPath Value -- Joint. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI, it may result in a reduced GAI, as described below, and negatively impact your benefit.

The GAI is determined by multiplying the annual income percentage by an amount referred to as the benefit base. The benefit base may be adjusted for benefit base resets, subsequent Purchase Payments, and withdrawals. The methods used to calculate the GAI, the benefit base, and each of the benefit base adjustments is described in detail below.

This rider differs, in part, from the other MyPath Lifetime Income optional riders in that it is the lowest cost option, but does not offer the opportunity for benefit base enhancements or different annual income percentages based on the age of the Designated Life. This may be beneficial to those who are seeking a guaranteed minimum annual withdrawal amount at a cost that is lower than the other MyPath Lifetime Income optional riders.

Several examples to help show how this rider works are included in Appendix M.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the Designated Life for MyPath Value -- Single and of the youngest Designated Life for MyPath Value -- Joint, or the rider effective date. The rider effective date is the rider issue date.

CALCULATING THE BENEFIT BASE VALUES

BENEFIT BASE

The benefit base is a value that is used to calculate the amount of GAI available for withdrawal under this rider. The benefit base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The benefit base may also be adjusted for benefit base resets, which is also described below.

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The initial benefit base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. AFTER THE FIRST CONTRACT ANNIVERSARY, HOWEVER, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A SUBSEQUENT PURCHASE PAYMENT IS RECEIVED AFTER THE FIRST CONTRACT ANNIVERSARY IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR BENEFIT BASE. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the benefit base as a result of the Purchase Payment.

Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the benefit base will not be reduced.

After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

Reductions on a Pro-rata Basis may result in the benefit base being reduced by more than the actual amount of the withdrawal.

The benefit base is separate from your Contract Value. The benefit base may not be withdrawn as a lump sum and is not payable at death.

The benefit base is subject to a maximum of $4,000,000. This applies to the initial benefit base, as well as increases due to subsequent Purchase Payments or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the benefit base provided by this rider.

BENEFIT BASE RESET

On each Contract Anniversary, the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. This increase in the benefit base is referred to as the benefit base reset.

On each date of a benefit base reset, if the rider charge applicable to new customers purchasing MyPath Value exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. The rider charge following the increase will also not exceed the maximum annual rider charge shown in the section of this Prospectus entitled "Contract Charges and Fees -- Optional Contract Rider Charges," regardless of the charge applicable to new customers. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled "Contract Charges and Fees" for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO FURTHER INCREASE TO THE BENEFIT BASE, WHICH MAY MEAN YOUR BENEFIT UNDER THE RIDER WILL NOT HAVE THE OPPORTUNITY TO INCREASE IN THE FUTURE. You will be notified in writing a minimum of 30 days prior to the date of the potential benefit base reset that you may decline the rider charge increase. If

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you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the date of the potential benefit base reset. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

CALCULATING THE GUARANTEED ANNUAL INCOME (GAI)

The GAI will be equal to the benefit base multiplied by the applicable annual income percentage (described below). The annual income percentage will not change while the rider is in effect.

The annual income percentages are as follows:

                    FOR CONTRACTS APPLIED FOR ON OR AFTER JULY 21, 2014
                    --------------------------------------------------
                     MYPATH VALUE -- SINGLE    MYPATH VALUE -- JOINT
            AGE     ANNUAL INCOME PERCENTAGE  ANNUAL INCOME PERCENTAGE
            ---     ------------------------  ------------------------
          All ages            4.10%                     3.85%

We reserve the right to change the annual income percentage for MyPath Value (Single and Joint) riders that are issued in the future, and may disclose these changes in a Rate Sheet Prospectus Supplement. Please see Appendix P for historical benefit base enhancement rates and annual income percentages applicable for this rider.

Upon an increase in the benefit base pursuant to a subsequent Purchase Payment or benefit base reset, the GAI will be recalculated to be equal to
(a) multiplied by (b) where:

   (a) is the benefit base following the subsequent Purchase Payment or benefit base reset, as applicable, and

   (b) is the applicable annual income percentage.

Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. If you purchased a Qualified Contract, withdrawals taken to satisfy any required minimum distribution requirements may not adjust the GAI, if certain conditions are satisfied. Please see the description of Required Minimum Distributions for Applicable Qualified Contracts below.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. If a subsequent Purchase Payment increases the benefit base, the GAI will be recalculated to be equal to the new benefit base multiplied by the applicable annual income percentage.

For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no increase to the benefit base as a result of the Purchase Payment. As a result, there will be no immediate increase to the GAI.

AFTER THE FIRST CONTRACT YEAR FOLLOWING THE OPTIONAL LIVING BENEFIT RIDER EFFECTIVE DATE, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A PURCHASE PAYMENT IS RECEIVED IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR BENEFIT BASE.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

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  .  Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

  . Any provision in your contract requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option or the SimpleChoice Asset Allocation Portfolios, any withdrawals you take will be deducted from the Sub-Accounts of the Variable Annuity Account proportionate to the Contract Value. If you choose to allocate to the "allowable Sub-Accounts" (described below) instead, you may take a withdrawal from any allowable Sub-Account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced on a Pro-rata Basis, which may result in a reduction that is greater than the amount of the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the applicable annual income percentage.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each Contract Year after the benefit date, you may withdraw an amount less than or equal to the GAI or, if the contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value by the amount of the withdrawal, but will not reduce the benefit base or GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.

Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD is an excess withdrawal. The portion of each individual withdrawal during a Contract Year that is treated as an excess withdrawal is equal to the amount withdrawn, including any applicable deferred sales charge, less any GAI or RMD remaining prior to the withdrawal for that Contract Year. An excess withdrawal will cause the benefit base and GAI to be recalculated. The excess portion of an excess withdrawal will reduce the benefit base on a Pro-rata Basis, which means that the lower the Contract Value is relative to the benefit base, the greater the reduction in the benefit base.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base being reduced on a Pro-rata Basis), and

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   (b) is the applicable annual income percentage.

EXCESS WITHDRAWALS CAN REDUCE FUTURE BENEFITS BY MORE THAN THE DOLLAR AMOUNT OF THE EXCESS WITHDRAWAL.

REQUIRED MINIMUM DISTRIBUTIONS FOR APPLICABLE QUALIFIED CONTRACTS

For purposes of this rider, the RMD is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code.

Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. A withdrawal in any Contract Year after you are eligible for RMD will not be treated as an excess withdrawal if that withdrawal does not cause the total withdrawals for the Contract Year to exceed the greater of the GAI or your RMD for the current calendar year. Such treatment is contingent on your acceptance of our calculation of the RMD amounts. RMD calculations will be based solely on the value of the individual contract and any attached riders, and will be determined for the calendar year in which the RMD withdrawal is requested. Each RMD amount is calculated based on information provided by you and our understanding of the Code and related regulations. We reserve the right to make changes in our calculations, as needed, to comply with the Code and related regulations.

While this contract is subject to RMD provisions, the benefit will be treated as follows:

  . Each Contract Year the GAI will be calculated as described in the "Calculating the Guaranteed Annual Income" section above. The GAI will not be changed based on the RMD requirement.

  . If the RMD amount is greater than the GAI, the benefit base and GAI will not be reduced for withdrawals up to the RMD amount.

Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, multiple withdrawals in a single Contract Year may be more likely to result in a reduction of the GAI and therefore a reduced benefit. If the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a Contract Year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2013 Contract Year ending March 31, 2014 is $5,000. The RMDs for calendar years 2013 and 2014 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2013 and $2,000 in the first quarter of calendar year 2014, then the Owner will have withdrawn $6,500 for the 2013 Contract Year (April 1 to March 31). Since the sum of the Owner's withdrawals for the 2013 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2014, he or she takes it in the last quarter of 2013. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

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CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Each of the allocation plans is discussed below, and you may only elect to utilize one allocation plan at a time. The approved allocation plans currently include:

   a)  100% allocation among allowable Sub-Accounts; or

   b)  100% allocation to the CustomChoice Allocation Option; or

   c)  100% allocation to a SimpleChoice Asset Allocation Portfolio.




a) ALLOWABLE SUB-ACCOUNTS: When you elect this allocation plan, only certain Sub-Accounts may be available to you for allocation of your funds. These are referred to as "allowable Sub-Accounts." The risks and objectives of each allowable Sub-Account are described in detail in that Sub-Account's prospectus which is part of the underlying Funds prospectus. The allowable Sub-Accounts for this rider also vary by Contract issue date. The allowable Sub-Accounts are described below.

    FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2017: All existing Sub-Accounts are available for allocation.

    FOR CONTRACTS ISSUED BEFORE MAY 1, 2017: The allowable Sub-Accounts currently include:

       .  SFT Advantus Dynamic Managed Volatility Fund
       .  SFT Advantus Managed Volatility Equity Fund
       .  AB Dynamic Asset Allocation Portfolio
       .  Goldman Sachs VIT Global Trends Allocation Fund
       .  Ivy VIP Pathfinder Moderate -- Managed Volatility
       .  PIMCO VIT Global Diversified Allocation Portfolio
       .  TOPS(R) Managed Risk Flex ETF Portfolio

    Each of the Portfolios listed above are managed volatility funds, which means each Portfolio seeks to manage the volatility of investment return.


B) THE CUSTOMCHOICE ALLOCATION OPTION: This allocation plan requires that you allocate Purchase Payments or your Contract Value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within certain groups. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter according to the CustomChoice allocation you elected. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are previously described in detail in this Prospectus in the section entitled "Description of the Contract -- CustomChoice Allocation Option."


C) THE SIMPLECHOICE ASSET ALLOCATION PORTFOLIOS: This allocation plan requires that you allocate Purchase Payments or your Contract Value to a SimpleChoice Asset Allocation Portfolio. The SimpleChoice Asset Allocation Portfolios are previously described in detail in this Prospectus in the section entitled "Description of the Contract - SimpleChoice Asset Allocation Portfolios." You may also ask your representative for additional details regarding the SimpleChoice Asset Allocation Portfolios. In the SimpleChoice Asset Allocation Portfolios, the Contract Value will be automatically rebalanced each calendar quarter according to the SimpleChoice Asset Allocation Portfolio you elected.


The allowable Sub-Accounts, CustomChoice Allocation Option, and the SimpleChoice Asset Allocation Portfolios are each designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allocation plan you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may

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also wish to ask your representative for assistance in selecting an allocation plan. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.

You may reallocate the full Contract Value from one currently approved allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by any subsequent addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.

AUTOMATIC PAYMENT PHASE

If the Contract Value is reduced to zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that you will no longer be eligible for a benefit base reset. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Value -- Single and of both Designated Lives for MyPath Value -- Joint. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of the Designated Life for MyPath Value --
Single and of both Designated Lives for MyPath Value -- Joint, this rider terminates and no further benefits are payable under this rider or the contract.

ANNUITY PAYMENTS

If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. BE SURE TO READ THE SECTION ENTITLED "ANNUITIZATION BENEFITS AND OPTIONS" IF YOU ARE CONSIDERING ANNUITIZING YOUR CONTRACT.

If Annuity Payments are required to begin and the oldest Annuitant is a Designated Life, the MyPath Value rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Value -- Single and of both Designated Lives for MyPath Value -- Joint. Annuity Payments are required to begin on the Maturity Date. Please see the section entitled "Electing the Retirement Date and Annuity Option" for further details on the Maturity Date and the required beginning of Annuity Payments.

                                                                       PAGE 105

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SPOUSAL CONTINUATION (FOR MYPATH VALUE -- JOINT)

For MyPath Value -- Joint, if a Designated Life dies and the surviving spouse continues the contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the MyPath Value -- Joint rider charge. The MyPath Value -- Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

IMPACT OF DIVORCE

For MyPath Value -- Single, if the Designated Life is removed as the Owner of the contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.

For MyPath Value -- Joint, if a Designated Life is removed from the contract due to a divorce or qualified dissolution order, the rider charge and all terms of this rider will continue to be based on the joint version of the rider even though benefits are provided for only one Designated Life.

RIDER TERMINATION

Once you elect the MyPath Value rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) For MyPath Value -- Single and MyPath Value -- Joint:

(1) terminationor surrender of the contract (Note -- a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

    (2) theAnnuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or

    (3) thedate of an ownership change or assignment under the contract unless:

        (i) thenew Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to: for MyPath Value -- Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath Value -- Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or

       (ii) theassignment is for the purposes of effectuating a 1035 exchange of the contract; or

   (b) for MyPath Value -- Single:

    (1) thedate we receive due proof of death of the Designated Life; or

    (2) thedate the Designated Life is removed as a contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or

   (c) for MyPath Value -- Joint:

    (1) thedate we receive due proof of death of the last remaining Designated Life; or

    (2) thedate any death benefits are paid as a lump sum under the terms of the contract.

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Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

SURETRACK PLUS 90 OPTION

SureTrack Plus 90 is a guaranteed minimum accumulation benefit. It is an optional living benefit rider. This optional rider is designed to provide a guaranteed minimum Contract Value at the end of a specified period, as described below.

Before electing this rider, you should consider the following:

  . This optional rider may or may not be beneficial for you. The benefit of the rider is only available at the end of the benefit period, which is 10 years. SureTrack Plus 90 may not be appropriate for you if you intend to surrender or annuitize your contract before the end of the benefit period.

  . You may only elect the rider at the time the contract is issued. The rider will be effective on the rider issue date, also known as the rider effective date. Once you elect this option, you may only cancel it in a manner described in the "Rider Termination" section below.

  . While this rider is in effect, subsequent Purchase Payments may only be made during the 12-month period following the rider effective date or optional reset (described below), if applicable. If the rider is terminated, these Purchase Payment restrictions will no longer apply.

  . If you take withdrawals while the rider is in effect, including those required to satisfy required minimum distributions in Qualified Contracts, you will reduce the potential benefit you receive and may prematurely terminate the contract and the rider. As a result, this rider may not be appropriate for you if you intend to take withdrawals before the end of the benefit period or if you purchase the contract as a Qualified Contract. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation.

  . Withdrawals under the rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, or any other contract feature impacted by a withdrawal.

  . The oldest Owner (or Annuitant if a non-natural Owner) must be age 80 or younger as of the rider effective date.

  . Your entire Contract Value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider in combination with any other optional death benefit rider or optional living benefit rider.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

THE BENEFIT

This optional rider is designed to provide a benefit that guarantees the Owner a minimum Contract Value on the benefit date. The benefit date is the end of the 10-year period following the later of the rider effective date or the effective date of the most recent optional reset. This 10-year period is referred to as the benefit period. The SureTrack Plus 90 provides a one-time adjustment to your

                                                                       PAGE 107

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Contract Value on the benefit date if your accumulation base (described below)
is greater than the Contract Value on the benefit date.

THE ACCUMULATION BASE

The accumulation base is a value that is used to determine the benefit available under this rider, if any. The accumulation base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals. The accumulation base may also be adjusted for possible annual increases and optional resets, which are described below. The accumulation base is separate from your Contract Value. The accumulation base may not be withdrawn as a lump sum and is not payable at death.

The initial accumulation base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment accepted by us, the accumulation base will be increased by the amount of the subsequent Purchase Payment. AFTER THE FIRST CONTRACT ANNIVERSARY, HOWEVER, SUBSEQUENT PURCHASE PAYMENTS WILL NOT BE
ACCEPTED WHILE THIS RIDER IS IN EFFECT, EXCEPT FOR THE 12-MONTH PERIOD
FOLLOWING AN OPTIONAL RESET, IF APPLICABLE. IF A SUBSEQUENT PURCHASE PAYMENT IS RECEIVED AFTER THE FIRST CONTRACT ANNIVERSARY OR AFTER THE 12-MONTH PERIOD FOLLOWING AN OPTIONAL RESET, IF APPLICABLE, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR ACCUMULATION BASE.

Purchase Payments that are accepted by us will be allocated to the Guaranteed Interest Options and/or the Sub-Accounts as you direct, subject to the Contract Value allocation plans (described below) in effect at the time of the Purchase Payment.

The accumulation base may also be adjusted on each rider anniversary. On each rider anniversary, following deduction of the rider charge, the accumulation base is increased to 90% of the Contract Value if that amount is greater than the current accumulation base.

The rider anniversary date is the same day and month as the rider issue date for each of the years following the rider issue date while the rider is in effect. If the rider anniversary falls on a day that is not a Valuation Date, rider benefit values will be calculated on the next available Valuation Date.

Because the rider charge is a percentage of the accumulation base, increases in the accumulation base will result in an increased cost of the rider.

Any withdrawal, including a required minimum distribution under a Qualified Contract, will cause the accumulation base to be reduced on a Pro-rata Basis. Reductions on a Pro-rata Basis may result in the accumulation base being reduced by more than the actual amount of the withdrawal.

If you choose the CustomChoice Allocation Option or the SimpleChoice Asset Allocation Portfolios, any withdrawals you take will be deducted from the Sub-Accounts of the Variable Annuity Account proportionate to the Contract Value. If you choose to allocate to the "allowable Sub-Accounts" (described below) instead, you may take a withdrawal from any allowable Sub-Account in any proportion.

OPTIONAL RESET

On any rider anniversary, subject to the limitations below, the Owner may elect an optional reset if the Contract Value is greater than the accumulation base. Upon election of the optional reset, the accumulation base will increase to the full Contract Value and a new benefit period will begin as of the most recent rider anniversary. In addition, a new 12-month period will begin where you may make subsequent Purchase Payments. Because the election of an optional reset starts a new benefit period, the potential benefit under the rider is not available for 10 years following the rider anniversary that occurred immediately prior to the election of the optional reset.

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The optional reset may only be elected on a rider anniversary that is on or before the earlier of (a) or (b), where:

   (a) is the rider anniversary following the 80th birthday of the oldest Owner (or Annuitant in the case of a non-natural Owner), and

   (b) is the last rider anniversary prior to the benefit date.

The optional reset will not be available after the time set forth above.

In order to elect an optional reset, we must receive a written request in good order from you within 30 days following the rider anniversary upon which the optional reset will take effect. Upon election of the optional reset; the new accumulation base, benefit period, and 12-month period where subsequent Purchase Payments will be accepted, will all be determined as of the most recent rider anniversary date, and not the date the optional reset is elected.

An Owner has the right to elect the optional reset multiple times, as long as all of the requirements described above are satisfied.

When an optional reset is elected, the rider charge may increase. Prior to electing the optional reset, you should contact us or your financial advisor to determine what the rider charge will be upon electing the optional reset. The rider charge following the increase will not exceed the maximum annual rider charge shown in the section of this Prospectus entitled "Contract Charges and Fees -- Optional Contract Rider Charges." The increase, if any, will take effect on the same rider anniversary that the optional reset will take effect.

ON THE BENEFIT DATE

On the benefit date, if the accumulation base is greater than the Contract Value, the Contract Value will be increased by an amount equal to the difference between the accumulation base and the Contract Value, and the rider will terminate. The amount added to the Contract Value will be directed into the Guaranteed Interest Options and Sub-Accounts of the Variable Annuity Account based on the same proportion that each bears to the Contract Value on the benefit date.

On the benefit date, if the Contract Value is equal to or greater than the accumulation base, the SureTrack Plus 90 will terminate without value and no adjustment will be made to the Contract Value.

Several examples to help show how this rider works are included in Appendix O.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Each of the allocation plans is discussed below, and you may only elect to utilize one allocation plan at a time. The approved allocation plans currently include:

   a)  100% allocation among allowable Sub-Accounts; or

   b)  100% allocation to the CustomChoice Allocation Option; or

   c)  100% allocation to a SimpleChoice Asset Allocation Portfolio.

A) ALLOWABLE SUB-ACCOUNTS: When you elect this allocation plan, only certain Sub-Accounts are available to you for allocation of your funds. These are referred to as "allowable Sub-Accounts." Each of these Portfolios is a managed volatility fund, which means each Portfolio seeks to manage the volatility of investment return. The risks and objectives of each allowable Sub-Account are described in detail in that Sub-Account's prospectus which is part of the underlying Funds prospectus.

                                                                       PAGE 109

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The allowable Sub-Accounts currently include:


 -----------------------------------------------------------------------------
  . SFT Advantus Dynamic Managed         . Ivy VIP Pathfinder Moderate --
    Volatility Fund                        Managed Volatility
  . SFT Advantus Managed Volatility      . PIMCO VIT Global Diversified
    Equity Fund                            Allocation Portfolio
  . AB Dynamic Asset Allocation          . TOPS(R) Managed Risk Flex ETF
    Portfolio                              Portfolio
  . Goldman Sachs VIT Global Trends
    Allocation Fund
 -----------------------------------------------------------------------------


B) THE CUSTOMCHOICE ALLOCATION OPTION: This allocation plan requires that you allocate Purchase Payments or your Contract Value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within certain groups. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter according to the CustomChoice allocation you elected. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are previously described in detail in this Prospectus in the section entitled "Description of the Contract -- CustomChoice Allocation Option."


C) THE SIMPLECHOICE ASSET ALLOCATION PORTFOLIOS: This allocation plan requires that you allocate Purchase Payments or your Contract Value to a SimpleChoice Asset Allocation Portfolio. The SimpleChoice Asset Allocation Portfolios are previously described in detail in this Prospectus in the section entitled "Description of the Contract -- SimpleChoice Asset Allocation Portfolios." You may also ask your representative for additional details regarding the SimpleChoice Asset Allocation Portfolios. In the SimpleChoice Asset Allocation Portfolios, the Contract Value will be automatically rebalanced each calendar quarter according to the SimpleChoice Asset Allocation Portfolio you elected.


The allowable Sub-Accounts, CustomChoice Allocation Option, and the SimpleChoice Asset Allocation Portfolios are each designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allocation plan you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an allocation plan. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.

You may reallocate the full Contract Value from one currently approved allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.

CONTRACT VALUE REACHES ZERO

If the Contract Value and accumulation base both reach zero, the rider will terminate.

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If the Contract Value is reduced to zero and the accumulation base is still positive, the rider will remain in effect until the benefit date. On the benefit date, the Contract Value will be increased to the accumulation base and the rider will terminate. No rider charges will be deducted while the Contract Value is zero.

ANNUITY PAYMENTS

If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the accumulation base. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

SPOUSAL CONTINUATION

If an Owner dies and the surviving spouse elects to continue the contract, the rider will automatically continue until the rider is terminated.

RIDER TERMINATION

You may elect to terminate the SureTrack Plus 90 rider by providing us with a written request in good order that we receive no more than 30 days prior to a rider anniversary.

The rider will automatically terminate at the earliest of:

   (a) the benefit date; or

   (b) the rider anniversary following our receipt of your written request to terminate the rider; or

   (c) termination or surrender of the contract, including the date any death benefits are paid as a lump sum under the terms of the contract; or

   (d) the Annuity Commencement Date where all remaining amounts available have been applied to provide Annuity Payments; or

   (e) the date of an ownership change or assignment under the contract unless:

       (i) the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to: the change from individual ownership to a revocable trust for the benefit of such individual Owner, and the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or

       (ii)the assignment is for the purposes of effectuating a 1035 exchange of the contract.

Upon termination of the rider, the benefits and charges within the rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of the rider.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OPTION

EFFECTIVE OCTOBER 4, 2013, THIS OPTION IS NO LONGER AVAILABLE.

This optional rider is designed to provide a guaranteed minimum Fixed Annuity Payment during the payout phase of your contract to protect against negative investment performance during the accumulation phase. IT DOES NOT HOWEVER, GUARANTEE AN INVESTMENT RETURN OR ANY MINIMUM CONTRACT VALUE. The GMIB annuity payout rates are conservative so the Annuity Payments provided by this rider may be less than the same Annuity Payment option available under the base contract,

                                                                       PAGE 111

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even if the benefit base (described below) is greater than the Contract Value.
All requests to elect this option must be in writing on a form provided by us. You should consider the following before electing this option:

  . The GMIB is an annuitization benefit, not a withdrawal benefit. If you do not intend to annuitize your contract, you will not utilize the guaranteed Fixed Annuity benefit this option provides. If you do not intend to annuitize your contract, this option may not be appropriate for you.

  . If you anticipate having to make numerous withdrawals from the contract, the GMIB rider may not be appropriate.

  . If your contract is not eligible for the automatic payment phase (described below), any withdrawal or charge that reduces your Contract Value to zero terminates the rider and the contract.

  .  Once you elect this option you may not cancel it.

  . If available, you may elect this option when your contract is issued or within 30 days prior to any Contract Anniversary date. The option will be effective on either the issue date or a Contract Anniversary date.

  . The youngest Owner (or Annuitant, if a non-natural Owner) must be at least age 45 at the time the rider is issued, in order to elect this option.

  . The oldest Owner (or Annuitant, if a non-natural Owner) must be no older than 75 at the time the rider is issued, in order to elect this option.

  . You may not elect this option if you have selected the Premier II Death Benefit, Estate Enhancement Benefit II or in combination with any other living benefit rider.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account and may not be available in every state.

  . If at some point we no longer offer this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge.

  . Your entire Contract Value must be allocated to an allocation plan approved by us while this option is in effect.

THE BENEFIT

This rider guarantees that on any benefit date (described below), your minimum monthly Fixed Annuity Payment will not be less than the Guaranteed Minimum Income Benefit (GMIB). The GMIB is the Fixed Annuity Payment amount calculated by multiplying the benefit base (described below), adjusted for any applicable premium tax not previously deducted from Purchase Payments, by the Guaranteed Minimum Income Benefit rates provided with the rider. Please note -- some states impose a premium tax on amounts used to provide Annuity Payments. These taxes are deducted at annuitization from the amount available to provide Annuity Payments. SEE APPENDIX G FOR NUMERICAL EXAMPLES OF THE GMIB RIDER.

If the Owner is a natural person, the Owner must also be named as an Annuitant. If the Owner of this contract is other than a natural person, such as a trust or other similar entity, the rider guarantees and benefits will be based on the life of the Annuitant(s).

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THE BENEFIT DATES

The benefit dates begin the period of time during which you may exercise the benefit. The benefit dates for this rider are:

   (a) the later of the 10th Contract Anniversary following the rider effective date or the 10th Contract Anniversary following the last optional reset (described below), or

   (b) any Contract Anniversary subsequent to the date described in "a", but prior to the Contract Anniversary following the oldest Owner's 90th birthday or the rider's termination.

EXERCISING THE BENEFIT

To exercise this benefit, you must elect to receive the GMIB provided by this rider on or during the 30-day period immediately following the benefit date. You may not elect a partial annuitization of the benefit base. You may however, elect a partial annuitization of the Contract Value but while this rider is in effect, a partial annuitization will be treated as a withdrawal for the purpose of this rider. This means the Contract Value amount converted to Annuity Payments will reduce the benefit base as if that amount was a withdrawal. See the sections below entitled 'Benefit Base' and 'Withdrawals' for a complete description of how withdrawals impact the benefit base.

The Fixed Annuity Payment amount will be the greater of:

   (a) the Fixed Annuity Payment calculated under the terms of this rider based on the Annuity Payment option selected by the Owner; or

   (b) the Fixed Annuity Payment calculated under the terms of the base contract based on the same Annuity Payment option selected by the Owner.

THE GMIB ANNUITY PAYOUT RATES ARE CONSERVATIVE SO THE ANNUITY PAYMENTS PROVIDED BY THIS RIDER MAY BE LESS THAN THE SAME ANNUITY PAYMENT OPTION AVAILABLE UNDER THE BASE CONTRACT, EVEN IF THE BENEFIT BASE IS GREATER THAN THE CONTRACT VALUE.

BENEFIT BASE

The Benefit Base is equal to the greater of the Highest Anniversary Value or the Roll-up Value, both of which are described in detail below. The benefit base is subject to a maximum of $5,000,000.

HIGHEST ANNIVERSARY VALUE

If this rider is added on the Contract Date, the initial Highest Anniversary Value is equal to Purchase Payment(s) applied on the Contract Date. If added after the Contract Date, the initial Highest Anniversary Value is equal to the Contract Value on the rider effective date.

During each Contract Year, the Highest Anniversary Value will increase by any Purchase Payments received and will be adjusted, on a Pro-rata Basis, for amounts withdrawn from the contract. The pro rata adjustment will reduce the Highest Anniversary Value by the same proportion that the amount withdrawn bears to the Contract Value immediately prior to the withdrawal. The use of pro rata calculations to reflect withdrawals will increase the reduction in the Highest Anniversary Value when the Contract Value is below the Highest Anniversary Value.

On every subsequent Contract Anniversary, up to and including the Contract Anniversary following the oldest Owner's 80th birthday, if the Contract Value is greater than the current Highest Anniversary Value, the Highest Anniversary Value will be set to the Contract Value. Keep in mind, applicable deferred sales charges reduce the Highest Anniversary Value at the time of the withdrawal

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and while other contract charges do not directly reduce the Highest Anniversary
Value, they do reduce the Contract Value which may reduce the amount by which the Highest Anniversary Value increases on future Contract Anniversaries.

ROLL-UP VALUE

If the rider effective date is the same as the Contract Date, the initial Roll-up Value is equal to Purchase Payment(s) applied on the Contract Date. If the rider is added after the Contract Date, the initial Roll-up Value is equal to the Contract Value on the rider effective date.

Thereafter, the Roll-up Value is equal to the initial Roll-up Value, increased for Purchase Payments, and decreased for any withdrawals as described below, accumulated with interest at an annual effective rate of 5% through the Contract Anniversary following the oldest Owner's 80th birthday.

Any amount withdrawn in a single Contract Year which is less than or equal to the greater of the 5% of the Roll-up Value as of the prior Contract Anniversary, or the Required Minimum Distribution (RMD) amount, as described below, will reduce the Roll-up Value by the amount of the withdrawal. This is commonly referred to as a dollar-for-dollar withdrawal treatment.

If a withdrawal causes the cumulative withdrawals for the Contract Year to exceed the greater of 5% of the Roll-up Value as of the prior Contract Anniversary, or the RMD amount, the entire withdrawal amount will reduce the Roll-up Value on a Pro-rata Basis. The pro rata reduction will reduce the Roll-up Value by the same proportion that the amount withdrawn bears to the Contract Value immediately prior to the withdrawal. This means that for each withdrawal causing the cumulative withdrawals for the year to exceed the greater of 5% of the Roll-up Value or RMD amount, the lower the Contract Value, the greater the reduction in the benefit base. Keep in mind, applicable deferred sales charges reduce the Roll-up Value at the time of the applicable withdrawal.

REQUIRED MINIMUM DISTRIBUTION (RMD)

For purposes of this rider, the RMD amount is the amount needed, based on the value of this contract, to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Contracts to which RMD applies include those Qualified Contracts issued under the provisions of Section 401, 404, 408, or 457 of the Code. Amounts withdrawn in excess of the RMD may result in an adjustment on a Pro-rata Basis.

Under the Code, RMDs are calculated and taken on a calendar (tax) year basis. Under this rider, the Roll-up Value dollar-for-dollar withdrawal treatment is based on the Contract Year. Because the intervals for dollar-for-dollar withdrawal treatment and the RMD are different, the timing of withdrawals may be more likely to result in a reduction of the Roll-up Value on a Pro-rata Basis and therefore a reduced benefit. Taking RMD withdrawals on the same frequency and at the same time each year will help to avoid an adjustment to the Roll-up Value on a Pro-rata Basis.

For Qualified Contracts, any withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the RMD applicable at the time of the withdrawal or 5% of the Roll-up Value as of the prior Contract Anniversary, will reduce the Roll-up Value on a Pro-rata Basis, as opposed to a dollar-for-dollar basis. Below is an example of how this would apply.

Assume an IRA with a Contract Year of April 1 to March 31, and there are no withdrawals other than as described. Five percent of the Roll-up Value as of the prior Contract Anniversary (April 1, 2009) is $5,000. The RMDs for calendar years 2009 and 2010 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2009 and $2,000 in the first quarter of calendar year 2010, then the Owner will have withdrawn $6,500 for the 2009 Contract

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Year (April 1 to March 31). However, since the sum of the Owner's withdrawals for the 2009 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000), all of that year's withdrawals would reduce the Roll-up Value on a dollar-for-dollar basis.

Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2010 he or she takes it in the last quarter of 2009. In that case, the withdrawals for the Contract Year (i.e. $6,500) exceed the applicable RMD at the time of the withdrawal (i.e. $6,000) and the entire $2,000 withdrawal is subject to pro rata withdrawal treatment. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

WITHDRAWALS

If you are considering purchasing this optional rider, please remember these important details:

  . UNLIKE "LIFETIME WITHDRAWAL BENEFIT" RIDERS WHICH MAY ALLOW YOU TO TAKE A CERTAIN AMOUNT OF WITHDRAWALS WITHOUT REDUCING THE BENEFIT YOU RECEIVE UNDER THE RIDER, ALL WITHDRAWALS UNDER THE GMIB RIDER REDUCE THE BENEFIT YOU RECEIVE FROM THE RIDER. SEE THE BENEFIT BASE DESCRIPTION ABOVE FOR ADDITIONAL DETAILS ON HOW WITHDRAWALS IMPACT THE BENEFIT BASE.

  . Withdrawals under this contract option are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . While this rider is in effect, a partial annuitization will be treated as a withdrawal for the purpose of reducing the benefit base. This means the Contract Value amount converted to Annuity Payments will reduce the benefit base as if that amount was a withdrawal. See the section above entitled 'Benefit Base' for a complete description of how withdrawals impact the benefit base.

  . Withdrawals reduce the Highest Anniversary Value on a Pro-rata Basis. With the exception of withdrawals subject to dollar-for-dollar treatment, withdrawals also reduce the Roll-up Value on a Pro-rata Basis. This means that for each pro rata withdrawal, the lower the Contract Value, the greater the reduction in the benefit base. See the section above entitled 'Benefit Base' for a complete description of when dollar-for-dollar or pro rata withdrawal treatment applies to the Roll-up Value.

  . Withdrawals may only be taken prior to annuitizing the contract. You will begin to receive the GMIB benefit when the contract is annuitized. Thus, once you elect to receive the GMIB benefit, you may no longer take withdrawals from the contract.

If you choose the Focused Portfolio Strategies or the CustomChoice Allocation Option, withdrawals will be deducted from the Sub-Accounts of the Variable Annuity Account proportionate to the Contract Value. If you choose the other allowable allocation options, you may take a withdrawal from any allowable Sub-Account in any proportion.

SUBSEQUENT PURCHASE PAYMENTS

Purchase Payments after the first Contract Year following the rider effective date are limited to a cumulative total of $25,000 without our prior consent.

OPTIONAL RESET OF THE ROLL-UP VALUE

Beginning with the third Contract Anniversary following the rider effective date you may elect to reset the Roll-up Value. Upon reset, the Roll-up Value will be set equal to the Contract Value on the date of

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reset. The last date on which you can elect a reset is the Contract Anniversary following the oldest Owner's 80th birthday. A reset can only occur on a Contract Anniversary if the Contract Value is greater than the Roll-up Value at the time of reset. No reset will be made unless we receive your written request to elect the reset within 30 days prior to the applicable Contract Anniversary. PLEASE NOTE: IF YOU ELECT TO RESET, THE NEXT AVAILABLE BENEFIT DATE WILL BE THE 10TH CONTRACT ANNIVERSARY FOLLOWING THE DATE OF THE RESET. IN THAT CASE, YOU WILL NOT BE ABLE TO EXERCISE THE GMIB UNTIL THAT BENEFIT DATE. YOU MAY STILL ELECT TO ANNUITIZE UNDER THE BASE CONTRACT AT ANY TIME, HOWEVER, YOU WILL NOT
BE ABLE TO UTILIZE THE BENEFIT PROVIDED BY THIS RIDER UNTIL THE NEXT BENEFIT
DATE.

Upon reset, the rider charge will be changed to the then-current charge and a new three year period will be required before another reset may be elected. If the rider charge increases it will not exceed the current rider charge for new issues or the maximum charge.

AUTOMATIC PAYMENT PHASE

Your contract will enter the automatic payment phase if your Contract Value falls to zero immediately after a withdrawal or charge at any point prior to the earliest benefit date. If your contract enters the automatic payment phase, the benefit base will be applied to provide monthly Annuity Payments under a Life with a Period Certain of 60 months option based on the age of the oldest Annuitant unless you select a different Annuity Payment option under this rider as described below. We will notify you by letter that your contract has entered the automatic payment phase and offer you the opportunity to choose from the allowable Annuity Payment options. If we receive a withdrawal request that would result in your contract entering the automatic payment phase, we will notify you and offer you the opportunity to cancel the withdrawal. YOUR CONTRACT IS NOT ELIGIBLE FOR THE AUTOMATIC PAYMENT PHASE IF IN THE YEAR IN WHICH YOUR CONTRACT VALUE FALLS TO ZERO IMMEDIATELY AFTER A WITHDRAWAL OR CHARGE, OR IN ANY PRIOR CONTRACT YEAR, THE CUMULATIVE WITHDRAWALS FOR THE CONTRACT YEAR EXCEED THE GREATER OF 5% OF THE ROLL-UP VALUE AS OF THE PRIOR CONTRACT ANNIVERSARY OR THE RMD AMOUNT. In the unlikely event your Contract Value falls to zero due solely to market performance and not due to a withdrawal or charge, your contract will not be eligible for the automatic payment phase. If your contract is not eligible for the automatic payment phase, any withdrawal or charge that reduces your Contract Value to zero terminates the rider and the contract.

ANNUITY PAYMENT OPTIONS

You may not elect a partial annuitization of the benefit base under this rider. You may however, partially annuitize your Contract Value while this rider is in effect, but the partial annuitization will be treated as a withdrawal for the purpose of reducing the benefit base. See the section above entitled 'Benefit Base' for a detailed description of how a partial annuitization will impact the benefit base.

You may elect the GMIB to be paid under one of the following Annuity Payment options:

  . Life Annuity -- Annuity Payments payable for the lifetime of the Annuitant, ending with the last Annuity Payment due prior to the Annuitant's death.

  . Life with a Period Certain of 60 Months -- Annuity Payments payable for the lifetime of the Annuitant; provided, if the Annuitant dies before Annuity Payments have been made for the entire period certain, Annuity Payments will continue to the beneficiary for the remainder of the period.

  . Joint Life with 100% to Survivor -- Annuity Payments payable for the joint lifetimes of the Annuitant and designated joint Annuitant. The Annuity Payments end with the last Annuity Payment due before the survivor's death.

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  .  Joint Life with 100% to Survivor with a Period Certain of 60 Months --
     Annuity Payments payable for the joint lifetimes of the Annuitant and joint Annuitant; provided, if both Annuitants die before Annuity Payments have been made for the entire period certain, Annuity Payments will continue to the beneficiary for the remainder of the period.

If a single life option is chosen and joint Owners are named, monthly Fixed Annuity Payments will be made for the lifetime of the oldest joint Owner. You may name a joint Annuitant on the benefit date for purposes of a Joint Life option provided the joint Annuitant is your spouse or the difference in ages of the Annuitants is no more than 10 years.

Annuity Payments will be made on a monthly basis, unless we agree to another payment frequency. If the amount of the benefit base is less than $5,000, we reserve the right to make one lump sum payment in lieu of Annuity Payments. If the amount of the first Annuity Payment is less than $150, we may reduce the frequency of Annuity Payments to meet this minimum payment requirement.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation to an allowable Focused Portfolio Strategy;

   (b) 100% allocation among allowable Sub-Accounts; or

   (c) 100% allocation to the CustomChoice Allocation Option.


A) CURRENT ALLOWABLE FOCUSED PORTFOLIO STRATEGIES INCLUDE: Income Portfolio, Income and Growth Portfolio, and Conservative Growth Portfolio. The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this Prospectus. You may also ask your representative for additional details regarding these models. In the Focused Portfolio Strategies, the Contract Value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.


B) CURRENT ALLOWABLE SUB-ACCOUNTS: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your Funds outside of the allowable Focused Portfolio Strategy and the CustomChoice Allocation Option. These are referred to as "allowable Sub-Accounts." The allowable Sub-Accounts currently include:


             -----------------------------------------------------
             .  SFT Advantus Dynamic    .  Ivy VIP Pathfinder
                Managed Volatility Fund    Moderate -- Managed
             .  SFT Advantus Managed       Volatility
                Volatility Equity Fund  .  PIMCO VIT Global
             .  AB Dynamic Asset           Diversified Allocation
                Allocation Portfolio       Portfolio
             .  Goldman Sachs VIT       .  TOPS(R) Managed Risk
                Global Trends              Balanced ETF Portfolio
                Allocation Fund         .  TOPS(R) Managed Risk
             .  Morningstar Balanced       Flex ETF Portfolio
                ETF Asset Allocation    .  TOPS(R) Managed Risk
                Portfolio                  Growth ETF Portfolio
             .  Morningstar             .  TOPS(R) Managed Risk
                Conservative ETF Asset     Moderate Growth ETF
                Allocation Portfolio       Portfolio
             .  Morningstar Income and
                Growth ETF Asset
                Allocation Portfolio
             -----------------------------------------------------


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Each of the Morningstar ETF Asset Allocation Portfolios and the TOPS(TM) ETF
Managed Risk Portfolios is a fund of funds. Each Portfolio invests in underlying exchange traded funds, also called "ETFs". The risks and objectives of each allowable Sub-Account are described in detail that Sub-Account's prospectus which is part of the underlying Funds prospectus.

C) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate Purchase Payments or your Contract Value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within each group. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract'.

The allowable Focused Portfolio Strategies, allowable Sub-Accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.

You may reallocate the full Contract Value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional Purchase Payments to the contract. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan.

SPOUSAL CONTINUATION

If the Owner dies and the contract to which this rider is attached is continued on the life of the Owner's spouse (as defined by federal law) pursuant to Code
Section 72(s) and the terms of the contract, the rider will continue with the surviving spouse as Owner and Annuitant for purposes of this benefit.

Spousal continuation will not affect the benefit base calculation or the initial benefit date; however, the new Annuitant's age will be used to determine the amount of Fixed Annuity Payment available under this rider.

RIDER TERMINATION

This rider will terminate upon the earliest of:

   (a) the Contract Anniversary following the oldest Owner's 90th birthday; or

   (b) termination or surrender of the contract, other than due to a withdrawal or charge that triggers the automatic payment phase of this rider (If your contract is not eligible for the

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       automatic payment phase, any withdrawal or charge that reduces your
       Contract Value to zero terminates the rider and the contract.); or

   (c) any change of Owner or joint Owner after the rider effective date; or, in the case of a non-natural Owner, any change of Annuitant, other than the addition of a joint Annuitant as provided for under Annuity Payment options, after the rider effective date; or

   (d) the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or

   (e) the death of the Owner or joint Owner (or Annuitant if the Owner is non-natural) unless the contract is continued subject to the spousal continuation provision; or

   (f) the date the GMIB is exercised.

Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

OVATION LIFETIME INCOME II (OVATION II) (SINGLE AND JOINT) OPTION

EFFECTIVE OCTOBER 4, 2013, THIS OPTION IS NO LONGER AVAILABLE.

Ovation II is a guaranteed lifetime withdrawal benefit. It is an optional rider, and can be elected as a single option (Ovation II -- Single) or as a joint option (Ovation II -- Joint). The benefits are different between Ovation II -- Single and Ovation II -- Joint, and you should consult your financial advisor to determine which version, if any, is appropriate to your situation. The optional rider is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the Owner's life for Ovation II -- Single, and over the lifetime of two "Designated Lives" (described below) for Ovation II -- Joint, regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value if the Contract Value is greater than zero or pursuant to the automatic payment phase if the Contract Value is zero. See Appendix H for examples of how the benefit base and GAI are calculated.

Ovation II does not guarantee investment gains or a minimum Contract Value. Because the GAI is paid in the form of a withdrawal until your Contract Value reaches zero, our obligation to pay you more than your Contract Value will only arise if your entire Contract Value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since the benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then these riders are generally not appropriate for you.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . If available, you may elect this rider at the time the contract is issued or within 30 days prior to any Contract Anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the Contract Anniversary immediately following election, also known as the rider effective date. Once you elect this option you may not cancel it.

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  .  If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . If you take any withdrawals from the contract prior to the 10th Contract Anniversary following the rider effective date, or prior to the Contract Anniversary on or following the 70th birthday of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner) for Ovation II -- Single, or the youngest Designated Life for Ovation II -- Joint, whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.

  . The oldest Owner (or Annuitant if a non-natural Owner) for Ovation II -- Single, or the oldest Designated Life for Ovation II -- Joint, must be age 80 or younger at the time the rider becomes effective.

  . Your entire Contract Value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider if you have selected the Premier II Death Benefit, Estate Enhancement Benefit II or in combination with any other living benefit.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

  . The Ovation II -- Joint rider may not be available under certain employer sponsored qualified retirement plans.

DESIGNATED LIFE, JOINT DESIGNATED LIFE AND DESIGNATED LIVES (FOR OVATION II -- JOINT)

The "Designated Life" is the Owner of the contract, or the Annuitant in the case of a non-natural Owner, unless otherwise agreed to by us. The "Joint Designated Life" is either the joint Owner, joint Annuitant if a non-natural Owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse (as defined by federal law) of the Designated Life. All references to "Designated Lives" will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the Ovation II -- Joint option. The Designated and Joint Designated Life will be shown on your contract rider. The Ovation II -- Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

THE BENEFIT

This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the Owner's death (or in the case of joint Owner's, until the first death) for Ovation II -- Single, or until the death of both Designated Lives for Ovation II -- Joint. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix H.

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THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner) for Ovation II -- Single and of the Youngest Designated Life for Ovation II -- Joint, or the rider effective date. The rider effective date is the rider issue date, if the rider is elected at issue, or the Contract Anniversary immediately following election, if the rider is elected after contract issue.

CALCULATING THE BENEFIT BASE

BENEFIT BASE MAXIMUM

The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the benefit base provided by this rider.

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial Purchase Payment if this rider is added when your contract is issued. If it is added on a subsequent Contract Anniversary, the initial benefit base will be equal to the Contract Value on the rider effective date. Subsequent Purchase Payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation II exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

BENEFIT BASE ENHANCEMENT

On each Contract Anniversary, for the first 10 years following the rider effective date, after each Contract Year in which there have been no withdrawals, we will take the benefit base from the prior Contract Anniversary, plus any Purchase Payments made during the Contract Year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. If you take a withdrawal during the

                                                                       PAGE 121

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first 10 Contract Years following the rider effective date, you will not receive the benefit base enhancement for any Contract Year in which you took a withdrawal. The 10-year period for which you are eligible for a benefit base enhancement will not be extended for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement. Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the enhancement.

200% BENEFIT BASE GUARANTEE

On the later of the 10th Contract Anniversary following the rider effective date, or the Contract Anniversary on or following the 70th birthday of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner) for Ovation II -- Single or of the youngest Designated Life for Ovation II -- Joint, if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:

   (a) is 200% of the initial benefit base,

   (b) is 200% of all subsequent Purchase Payments made in the one year following the rider effective date, and

   (c) is 100% of all subsequent Purchase Payments made after the first Contract Anniversary following the rider effective date.

If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. THE BENEFIT BASE AFTER ADJUSTMENT REMAINS SUBJECT TO THE BENEFIT BASE MAXIMUM OF $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. IF YOU TAKE A WITHDRAWAL ON OR BEFORE THE DATE YOUR BENEFIT BASE IS ELIGIBLE FOR THE 200% BENEFIT BASE GUARANTEE, THE 200% BENEFIT BASE GUARANTEE TERMINATES WITHOUT VALUE. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the adjustment. See Appendix H for examples of how the benefit base adjustment is calculated.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the oldest Owner (or Annuitant in the case of a non-natural Owner) for Ovation II -- Single or of the youngest Designated Life for Ovation II -- Joint, as of the rider effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

   (a) is the GAI immediately prior to the reset date, and

   (b) is equal to (1) multiplied by (2) where:

       (1) is the benefit base on the reset date, after all applicable benefit base adjustments described above, and

       (2) is the annual income percentage based on the age of the oldest Owner (or Annuitant in the case of a non-natural Owner) for Ovation II -- Single or of the youngest Designated Life for Ovation II -- Joint, as of the reset date.

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

The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. See Appendix H for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the oldest Owner for Ovation II -- Single and of the youngest Designated Life for Ovation II -- Joint, on the rider effective date, date of the Purchase Payment, or reset date. If the Owner of this contract is other than a natural person, such as a trust or other similar entity, the annual income percentage is determined based on the age of the oldest Annuitant.

                         OVATION II -- SINGLE     OVATION II -- JOINT
            AGE        ANNUAL INCOME PERCENTAGE ANNUAL INCOME PERCENTAGE
            ---        ------------------------ ------------------------
       through age 64            4.5%                     4.0%
           65-74                 5.0%                     4.5%
           75- 79                5.5%                     5.0%
            80+                  6.5%                     6.0%

See Appendix H for examples of how the annual income percentage is used to determine the GAI.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent Purchase Payments. The GAI will also be increased by the amount of the subsequent Purchase Payment multiplied by the applicable annual income percentage shown above, based on the age of the oldest Owner (or Annuitant in the case of a non-natural Owner) for Ovation II -- Single or of the youngest Designated Life for Ovation II -- Joint, as of the date the subsequent Purchase Payment is credited to the contract, subject to the maximum GAI immediately following a subsequent Purchase Payment described below.

The GAI immediately following a subsequent Purchase Payment is subject to a maximum of (a) multiplied by (b) where:

   (a) is the benefit base maximum of $5,000,000, and

   (b) is the annual income percentage based on the applicable age as of the date the subsequent Purchase Payment is credited to the contract.

We may limit subsequent Purchase Payments after the first Contract Year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix H for examples of how the GAI is adjusted for subsequent Purchase Payments.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

  . A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

  . Any provision in your annuity requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.

If you choose the Focused Portfolio Strategies or the CustomChoice Allocation Option, any withdrawals you take will be deducted from the Sub-Accounts of the Variable Annuity Account proportionate to the Contract Value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable Sub-Account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the Contract Value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each Contract Year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.

Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit

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

base will be recalculated on a pro rata basis. This means that the lower the Contract Value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the Contract Value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the Contract Value immediately prior to the excess portion of the withdrawal.

See Appendix H for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For Qualified Contracts, if the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a Contract Year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2012 Contract Year ending March 31, 2013 is $5,000. The RMDs for calendar years 2012 and 2013 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2012 and $2,000 in the first quarter of calendar year 2013, then the Owner will have withdrawn $6,500 for the 2012 Contract Year (April 1 to March 31). Since the sum of the Owner's withdrawals for the 2012 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2013, he or she takes it in the last quarter of 2012. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix H for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   a)  100% allocation to an allowable Focused Portfolio Strategy;

   b)  100% allocation among allowable Sub-Accounts; or

   c)  100% allocation to the CustomChoice Allocation Option


A) CURRENT ALLOWABLE FOCUSED PORTFOLIO STRATEGIES INCLUDE: Income Portfolio, Income and Growth Portfolio, and Conservative Growth Portfolio. The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this Prospectus. You may also ask your representative for additional details regarding these models. In the Focused Portfolio Strategies the Contract Value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.


B) CURRENT ALLOWABLE SUB-ACCOUNTS: When you elect the Ovation II rider, only certain Sub-Accounts are available to you for allocation of your Funds outside of the allowable Focused Portfolio Strategy and the CustomChoice Allocation Option. These are referred to as "allowable Sub-Accounts."
The allowable Sub-Accounts currently include:


             -----------------------------------------------------
             .  SFT Advantus Dynamic    .  Ivy VIP Pathfinder
                Managed Volatility Fund    Moderate -- Managed
             .  SFT Advantus Managed       Volatility
                Volatility Equity Fund  .  PIMCO VIT Global
             .  AB Dynamic Asset           Diversified Allocation
                Allocation Portfolio       Portfolio
             .  Goldman Sachs VIT       .  TOPS(R) Managed Risk
                Global Trends              Balanced ETF Portfolio
                Allocation Fund         .  TOPS(R) Managed Risk
             .  Morningstar Balanced       Flex ETF Portfolio
                ETF Asset Allocation    .  TOPS(R) Managed Risk
                Portfolio                  Growth ETF Portfolio
             .  Morningstar             .  TOPS(R) Managed Risk
                Conservative ETF Asset     Moderate Growth ETF
                Allocation Portfolio       Portfolio
             .  Morningstar Income and
                Growth ETF Asset
                Allocation Portfolio
             -----------------------------------------------------


Each of the Morningstar ETF Asset Allocation Portfolios and the TOPS(TM) ETF Managed Risk Portfolios is a fund of funds. Each Portfolio invests in underlying exchange traded funds, also called "ETFs". The risks and objectives of each allowable Sub-Account are described in detail that Sub-Account's prospectus which is part of the underlying Funds prospectus.

C) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate Purchase Payments or your Contract Value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within each group. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The allowable Focused Portfolio Strategies, allowable Sub-Accounts, and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.

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

You may reallocate the full Contract Value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional Purchase Payments to the contract. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with Ovation II.

AUTOMATIC PAYMENT PHASE

If the Contract Value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of any Owner for Ovation II -- Single and of both Designated Lives for Ovation II -- Joint. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of any Owner for Ovation II -- Single and of both Designated Lives for Ovation II -- Joint, this rider terminates and no further benefits are payable under this rider.

ANNUITY PAYMENTS UNDER OVATION II

If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

If Annuity Payments are required to begin, the Ovation II rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Owner or any joint Owner for Ovation II -- Single and of both Designated Lives for Ovation II -- Joint. Annuity Payments are required to begin on the Maturity Date. Please see the section entitled 'Electing the Retirement Date and Annuity Option' for further details on the Maturity Date and the required beginning of Annuity Payments.

SPOUSAL CONTINUATION (FOR OVATION II - JOINT)

For Ovation II -- Joint, if the Owner dies, the surviving spouse may elect to continue the contract and this rider, provided the surviving spouse is the Joint Designated Life and this rider is in effect at the time of contract continuation. The GAI will be recalculated on the next reset date. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the Ovation II -- Joint rider charge.

RIDER TERMINATION

Once you elect the Ovation II rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note -- a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) for Ovation II -- Single, any change of Owner or joint Owner after the rider effective date, or in the case of a non-natural Owner, any change of Annuitant or joint Annuitant after the rider effective date; or

   (c) for Ovation II -- Joint, any change to a Designated Life after the rider effective date; or

   (d) the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or

   (e) the death of the Owner or joint Owner, or in the case of a non-natural Owner, the death of the Annuitant or joint Annuitant for Ovation II -- Single, or the death of both Designated Lives for Ovation II -- Joint; or

   (f) for Ovation II -- Joint, the date any death benefits are paid as a lump sum under the terms of the contract.

Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

GENERAL INFORMATION

THE COMPANY -- MINNESOTA LIFE INSURANCE COMPANY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company" ("Minnesota Life"). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. our home office address, telephone and internet address are shown on the cover page. We are licensed to engage in the life insurance business in all states of the United States (except New York), the District of Columbia, Puerto Rico and Guam.

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

THE SEPARATE ACCOUNT -- VARIABLE ANNUITY ACCOUNT

We established the Variable Annuity Account on September 10, 1984, in accordance with Minnesota law. The Separate Account is registered as a "unit investment trust" with the SEC under the Investment Company Act of 1940.

The Variable Annuity Account has Sub-Accounts to which you may allocate Purchase Payments. Each Sub-Account invests in shares of a corresponding Portfolio. Additional Sub-Accounts may be added at our discretion.

The assets of the Variable Annuity Account are not chargeable with liabilities arising out of any other business we may conduct. The investment performance of the Variable Annuity Account is entirely independent of the investment performance of our General Account, the Guaranteed Interest Options, and our other separate accounts. All obligations under the contracts are our general corporate obligations.

The General Account is not segregated or insulated from the claims of insurance company creditors. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

CHANGES TO THE SEPARATE ACCOUNT -- ADDITIONS, DELETIONS OR SUBSTITUTIONS

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the Sub-Accounts of the Variable Annuity Account. If an investment in a Portfolio should no longer be possible or if we determine it becomes inappropriate for these contracts, we may substitute another Portfolio. Substitution may be with respect to existing accumulation values, future Purchase Payments or future Annuity Payments.

We also reserve the right to add, combine or remove any Sub-Accounts of the Variable Annuity Account. Sub-Accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. We will use similar considerations in determining whether to eliminate one or more of the Sub-Accounts of the Variable Annuity Account. The addition of any investment option may be made available to existing Owners on whatever basis we determine.

We also reserve the right, when permitted by law, to de-register the Variable Annuity Account under the Investment Company Act of 1940, to restrict or eliminate any voting rights of the Owners, and to combine the Variable Annuity Account with one or more of our other Separate Accounts.

The Portfolios serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and Variable Annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the Portfolio is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the Owners of variable life insurance policies and Variable Annuity contracts to invest in the Portfolio at the same time, or (ii) the Owners of such policies and contracts issued by different life insurance companies to invest in the Portfolio at the same time, or (iii) participating qualified plans to invest in shares of the Portfolio at the same time as one or more life insurance companies. Neither the Portfolio nor Minnesota Life currently foresees any disadvantage, but if the Portfolio determines that there is any such disadvantage due to a material conflict of interest between such policy Owners and Owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Portfolio's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell Portfolio shares with respect to certain groups of policy Owners or Owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

COMPENSATION PAID FOR THE SALE OF CONTRACTS

Securian Financial Services, Inc. ("Securian Financial"), an affiliate of Minnesota Life that has the same principal business address, is the principal underwriter of the contract. Securian Financial and other authorized broker-dealers sell contracts through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of contracts by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a contract is determined by his or her broker-dealer. In the case of contracts sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges against the contract that are in addition to the contract charges described elsewhere in this Prospectus. The following is a list of broker-dealers that are affiliated with Minnesota Life:

       Securian Financial Services, Inc.
       CRI Securities, LLC
       H. Beck, Inc.

COMMISSIONS


Commissions paid to broker-dealers, and indirectly to registered representatives (including registered representatives of Securian Financial), will vary depending on a number of different factors, including the charge structure of the selected contract, the age of the Owner at the time the Purchase Payment generating the commission is paid, and whether Annuity Payments will begin within twelve months of the date the contract is issued. Subject to these factors, broker-dealers are typically paid base commissions for the sale of contracts pursuant to a standard schedule of broker-dealer commissions. These base commissions may be paid in the form of a front-end commission calculated as a percentage of Purchase Payments, an asset-based (or "trail") commission calculated as a percentage of Contract Value, or a combination of both. The maximum front-end base commission is 8.00% of Purchase Payments. We do not pay any additional compensation on the sale or exercise of any of the contract's optional benefit riders offered.


ADDITIONAL PAYMENTS

From time to time certain broker-dealers may receive additional compensation. Subject to FINRA and other applicable rules, Minnesota Life (or its affiliate(s)) may also choose to make the following types of payments to help encourage the sale of its products.

      --------------------------------------------------------------------
        ADDITIONAL PAYMENT TYPE     DESCRIPTION OR EXAMPLES OF PAYMENT
      --------------------------------------------------------------------
       Payments for Access or       Access to registered representatives
       Visibility                   and/or broker dealers such as
                                    one-on-one wholesaler visits or
                                    attendance at national/regional sales
                                    meetings or similar events; inclusion
                                    of our products on a broker-dealer's
                                    "preferred list"; participation in or
                                    visibility at national and/or
                                    regional conferences; articles in
                                    broker-dealer or similar publications
                                    promoting our services or products
      --------------------------------------------------------------------
       Payments for Gifts &         Occasional meals and/or
       Entertainment                entertainment, tickets to
                                    sporting/other events, and other
                                    gifts.
      --------------------------------------------------------------------
       Payments for Marketing       Joint marketing campaigns,
       Support                      broker-dealer event
                                    participation/advertising;
                                    sponsorship of broker-dealer sales
                                    contests or promotions in which
                                    participants (including registered
                                    representatives) receive prizes such
                                    as travel, awards, merchandise or
                                    other recognition
      --------------------------------------------------------------------
       Payments for Technical Type  Sales support through the provision
       Support                      of hardware, software, or links to
                                    our websites from broker-dealer
                                    websites and other expense allowance
                                    or reimbursement
      --------------------------------------------------------------------
       Payments for Training        Educational, due diligence, sales or
                                    training seminars, conferences and
                                    programs, sales and service desk
                                    training, and/or client or prospect
                                    seminar sponsorships.
      --------------------------------------------------------------------


These additional payments may be either in the form of front-end commissions in excess of base commissions or in the form of marketing allowances. We may also pay to qualifying Securian Financial registered representatives additional amounts based on their production. Additional payments are intended to provide further encouragement to broker-dealers to sell contracts, and are paid based on a determination by Minnesota Life and Securian Financial of a broker-dealer's ability and willingness to promote and market the contracts. In no event will total front-end commissions paid to broker-dealers in connection with sales of contracts exceed 8.50% of Purchase Payments (i.e., base commission plus additional payments). Aggregate trail commissions, which also recognize the on-going services of registered representatives that contribute to contract Owner retention and satisfaction, are not subject to an upper limit and may, over time, exceed 8.50% of Purchase Payments.


NON-CASH COMPENSATION


In accordance with FINRA rules, on the sales of all insurance policies by registered representatives of Securian Financial, we and Securian Financial may award credits which allow those registered representatives who are responsible for the sales of the insurance products to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits also cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. Finally, qualifying registered representatives of Securian Financial are also eligible for financing arrangements, company-paid training, group health and/or life insurance benefits, retirement benefits, deferred compensation benefits and other benefits based on their contract with us. All of these programs are designed to encourage Securian Financial's registered representatives to sell Minnesota Life's products, including the contracts described in this prospectus.


All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this contract over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing

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customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker- dealer are compensated for selling the contracts.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

Minnesota Life pays the costs of selling contracts, some of which are described in more detail elsewhere in this Prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such Funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the Funds. Payments from an underlying Fund that relate to distribution services are made pursuant to the Fund's 12b-1 plan, under which the payments are deducted from the Fund's assets and described in the fee table included in the Fund's prospectus. 12b-1 payments from underlying Funds range in amount from 0% to 0.35% of Fund assets held in the Separate Account.

In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the Fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a Fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all Owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the Fund avoids the expenses associated with processing individual transactions. Because Funds selected for inclusion in the contract may also benefit from expanded marketing opportunities as a result of such inclusion, a Fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the Fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of Fund assets held in the Separate Account.

Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the contract. Without these payments, certain contract charges would likely be higher than they are currently. All of the underlying mutual funds offered in the contract currently pay 12b-1 fees to Minnesota Life, and some but not all of such Funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

Minnesota Life considers profitability when determining the charges in the contract. In early Contract Years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later Contract Years. In general, Minnesota Life's profit will be greater the longer a contract is held and the greater a contract's investment return.

THE GENERAL ACCOUNT

The interests of Owners arising from the allocation of Purchase Payments or the transfer of Contract Values to our General Account (including the Fixed Account and the DCA Fixed Account) are not registered under the Securities Act of 1933, nor is it registered as an investment company under the Investment Company Act of 1940. Accordingly, such interests are not subject to the provisions of

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those acts that would apply if registration under such acts was required. In addition, the staff of the commission has not reviewed the disclosures in the prospectus relating to it. Disclosures relating to interests in that option however, may be subject to certain generally applicable provisions of the federal securities laws relating to accuracy of statements made in a registration statement.

The guaranteed interest rate on new amounts allocated to the DCA Fixed Account is determined from time-to-time by Minnesota Life in accordance with existing market conditions. In no event will the guaranteed rate of interest be less than the minimum guaranteed rate of interest as stated in your contract.

We do not currently offer any General Account investment choices prior to the Annuity Commencement Date, except for the DCA Fixed Account for new Purchase Payments. Any Contract Value you apply to Fixed Annuity Payments becomes part of our General Account.

Minnesota Life reserves the right to defer payment of amounts withdrawn from the General Account (including the Fixed Account and DCA Fixed Account) for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 30 days pursuant to this right, Minnesota Life will pay interest on the amount deferred at a rate not less than the minimum guaranteed interest rate as stated in your contract).

VOTING RIGHTS

We will vote the Portfolio shares held in the Variable Annuity Account at shareholder meetings of the Portfolios. We will vote shares attributable to contracts in accordance with instructions received from Owners with voting interests in each Sub-Account of the Variable Annuity Account. We will vote shares for which no instructions are received and shares not attributable to contracts in the same proportion as shares for which instructions have been received. The number of votes for which a Owner may provide instructions will be calculated separately for each Sub-Account of the Variable Annuity Account. One of the effects of proportional voting is that a small number of Owners may determine the outcome of the vote. If applicable laws should change so that we were allowed to vote shares in our own right, then we may elect to do so.

During the accumulation period, you hold the voting interest in the contract. The number of votes will be determined by dividing the Contract Value of the contract attributable to each Sub-Account of the Variable Annuity Account by the net asset value per share of the Portfolio shares held by that Sub-Account.

During the annuity period the Owner holds the voting interest in the contract. The number of votes will be determined by dividing the reserve for each contract allocated to each Sub-Account of the Variable Annuity Account by the net asset value per share of the Portfolio shares held by that Sub-Account. After an annuity begins, the votes attributable to any particular contract will decrease as the reserves decrease. In determining any voting interest, we count fractional shares.

We shall notify you of a Portfolio shareholders' meeting if the contract has shares to vote. We will also send proxy materials and a form of instruction so that you can instruct us with respect to voting.

FEDERAL TAX STATUS

INTRODUCTION

Our tax discussion in this Prospectus is general in nature and is not intended as tax advice. You should consult a competent tax adviser. We make no attempt to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). The contract

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may be purchased on a non-tax qualified basis or purchased and used in connection with certain retirement arrangements entitled to special income tax treatment under Sections 401(a), 408(b), 408A or 457 of the Code ("Tax Qualified Accounts"). The ultimate effect of federal income taxes on the amounts held under a contract, on Annuity Payments, and on the economic benefit to the Owner or the beneficiary(ies) may depend on the tax status of the individual concerned.

In U.S. v Windsor, the U.S. Supreme Court held a portion of the Defense of Marriage Act unconstitutional. As a result, same sex couples who are married under applicable state and District of Columbia law will now be treated as spouses under federal law. In Revenue Ruling 2013-17, the U.S. Department of the Treasury (the "Treasury Department") and the Internal Revenue Service ("IRS") clarified their position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction that recognizes same sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside.

Furthermore, in Obergeffel v. Hodges, the U.S. Supreme Court ruled that the Fourteenth Amendment to the U.S. Constitution requires the States to license marriages between persons of the same sex and to recognize marriages of same sex couples performed lawfully in other states. The practical effect of this rule is that same sex marriages will now be recognized by the federal government and by each and every state. However, the Treasury Department and IRS did not recognize civil unions or registered domestic partnerships as marriages for federal tax purposes. Currently, if the state where a civil union or a registered domestic partnership occurred does not recognize the arrangement as a marriage, it is not a marriage for federal tax purposes.

There are specific rules for the taxation of annuity products. In many cases, these rules differ from tax rules which apply to other types of investments. For example, as an illustration of points more fully discussed below, a gain recognized upon a withdrawal from an annuity contract may be taxed differently than the gain on the sale of other types of investments, such as corporate stock, bonds or mutual funds. The gain in an annuity contract, represented by the difference between the cash value and the sum of the Purchase Payments paid into the contract, is taxed as ordinary income. By contrast, the sale of shares of corporate stock, bonds or mutual funds would be taxed as capital gains based upon the difference between the sale price and the purchase price. Depending upon how long the corporate stock, bonds or mutual funds were held, the Owner may be entitled to reduced tax rates applicable to long term capital gains.

For Variable Annuity contracts, increases in Contract Values attributable to dividends and interest from underlying investment Funds are not currently taxed, but instead the taxation of such gains is deferred until there is a withdrawal, contract surrender, or Annuity Payments begin, at which time they are taxed as ordinary income (as described above). This favorable treatment allows the value of the contract to remain undiminished and allows the Owner to determine the timing of the receipt of taxable income. Note, however, that Variable Annuity contracts held in Tax Qualified Accounts do not provide any additional tax deferral benefit. A Tax Qualified Account independently provides a tax deferral benefit for gains on all assets held in such an account. By contrast, the Owner of a corporate stock, bond or mutual fund held on a non-tax qualified basis who receives dividends or interest, whether in cash or as automatic reinvestments, must report such income as taxable on an annual basis. In some cases, the receipt of dividends from corporate stocks and mutual funds may enjoy favorable tax rates.

This prospectus makes no representation as to the tax rules which apply to those other types of investments and the discussion which follows makes no comparison of the described insurance products to such other investments. For a complete discussion of matters relating to taxation and the tax impact on your investments or for a comparison of taxation differences between investment products and types, please see your tax adviser.

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TAXATION OF MINNESOTA LIFE AND THE VARIABLE ANNUITY ACCOUNT

We are taxed as a "life insurance company" under the Code. The operations of the Variable Annuity Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on any investment income received by the Variable Annuity Account or on capital gains arising from the Variable Annuity Account's activities. The Variable Annuity Account is not taxed as a "regulated investment company" under the Code and we do not anticipate any change in that tax status.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include foreign tax credits which can be material. We do not pass these benefits through to the Separate Accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Separate Account receives; and (ii) under applicable income tax law, Owners are not the Owners of the assets generating the benefits.

TAXATION OF ANNUITY CONTRACTS IN GENERAL

Section 72 of the Code governs the taxation of nonqualified annuities in general and some aspects of qualified programs. No taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single sum or as Annuity Payments under the annuity option elected. As a general rule, annuity contracts held by an entity (such as a corporation or trust) that is not a natural person are not treated as annuity contracts for federal income tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the Owner of the contract during the taxable year. There is an exception to this general rule for Qualified Contracts described in Sections 401(a), 408 or 408A of the Code.

There is also an exception to this general rule for immediate annuity contracts. An immediate annuity contract for these purposes is an annuity:
(i) purchased with a single premium or annuity consideration, (ii) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (iii) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax adviser.

If you do not annuitize your nonqualified contract on or before the Maturity Date, it is possible that the IRS could challenge the status of your contract as an annuity contract for tax purposes. The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the Contract Value each year from the inception of the contract or the entire increase in the Contract Value would be taxable in the year you reach the Maturity Date. In either situation, you could realize taxable income even if the contract proceeds are not distributed to you at that time. Accordingly, before purchasing a contract, you should consult your tax advisor with respect to these issues.

DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Annuity Account to be "adequately diversified" in order for the contract to be treated as an annuity contract for federal income tax purposes. The diversification requirements of Section 817(h) do not apply to Qualified Contracts which are described in Sections 401(a), 408, 408A or 457(b) of the Code.

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The Variable Annuity Account, through the Fund Portfolios, intends to comply with the diversification requirements prescribed in Regulations
Section 1.817-5, which affect how the Portfolio's assets may be invested. Although the investment adviser of the Securian Funds Trust is an affiliate of ours, we do not control the Securian Funds Trust nor the investments of its Funds. Nonetheless, we believe that each Fund of the Securian Funds Trust in which the Variable Annuity Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Owners bear the risk that the entire contract could be disqualified as an annuity contract under the Code due to the failure of the Variable Annuity Account to be deemed to be "adequately diversified".

OWNERSHIP TREATMENT

In connection with its issuance of temporary and proposed regulations under
Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the Owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the Owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the Owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between an Owner and the insurance company regarding the availability of a particular investment option and other than an Owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an investment advisor in its sole and absolute discretion. Rev. Rul. 2003-91 states that the determination of whether the Owner of a variable contract is to be treated as the Owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The IRS has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. Minnesota Life believes that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a Owner under the contract will not result in any Owner being treated as the Owner of the assets of the Variable Annuity Account. However, Minnesota Life does not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, Minnesota Life reserves the right to modify the contract as necessary to attempt to prevent a Owner from being considered the Owner of a pro rata share of the assets of the Variable Annuity Account.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

For payments made in the event of a full surrender of an annuity that is not part of a qualified program, the taxable portion of the amount you receive is generally the amount in excess of the "investment in the contract" (i.e., Purchase Payments less any amounts previously received from the contract which were not included in income). Amounts withdrawn upon a partial withdrawal from a Variable Annuity contract that is not part of a qualified program are treated first as taxable income to the extent of the excess of the Contract Value over the investment in the contract. This will also be true if you take withdrawals under one of the optional living benefit riders. All taxable amounts received under an annuity contract are subject to tax at ordinary rather than capital gain tax rates.

In the case of a withdrawal under an annuity that is part of a tax-qualified retirement plan, a portion of the amount received is taxable based on the ratio of the "investment in the contract" to the individual's balance in the retirement plan, generally the value of the annuity. The "investment in the contract" generally equals the portion of any deposits made by or on behalf of an individual under an annuity

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which was neither deductible when made nor excludable from the gross income of the individual. For annuities issued in connection with qualified retirement plans, the "investment in the contract" can be zero.

SECTION 1035 EXCHANGES

An annuity contract may be fully or partially exchanged for another annuity contract in a tax-free exchange under IRC (S)1035. Historically, the IRS challenged attempts by taxpayers to exchange part of an annuity contract for a new annuity contract (a "Partial Exchange"). IRS rulings over the last several years have allowed annuity contract holders to make Partial Exchanges under certain conditions. If this contract is received in a Partial Exchange or is Partially Exchanged for another annuity contract, withdrawals taken from either annuity contract within 180 days from the date of the Partial Exchange may have adverse tax consequences. You should consult your tax advisor before entering into a Partial Exchange.

TAXATION OF ANNUITY PAYMENTS

The taxable portion of an Annuity Payment is generally equal to the excess of the payment over the exclusion amount. In the case of a Fixed Annuity Payment, the exclusion amount is generally determined by a formula that establishes the ratio of the investment in the contract to the expected return under the contract (determined under Treasury Department regulations). In the case of Variable Annuity Payments, the exclusion amount is generally determined by a formula that establishes the ratio of the investment in the contract to the expected number of payments to be made (determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). The taxable portion of an Annuity Payment is taxed at ordinary income rates. Once the total amount of the investment under the contract is excluded using this ratio, Annuity Payments will be fully taxable.

TAXES PAYABLE ON OPTIONAL RIDERS

The single and joint versions of Ovation II and each of the MyPath Lifetime Income optional rider options provide benefits that are different from the usual benefits available under Variable Annuity contracts. If you elect these options a contract Owner or beneficiary may be allowed to take withdrawals under the option even after the Contract Value is equal to zero. Like any withdrawal under the option it is treated as a withdrawal from the contract for income tax purposes. If the investment in the contract has been fully recovered for tax purposes see "Taxation of Partial and Full Withdrawals", then these withdrawals are generally included in the taxpayer's income.

TAXATION OF DEATH BENEFIT PROCEEDS

Death benefit payments are generally taxable to the recipient. Death benefits paid upon the death of a Owner generally are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as Annuity Payments, as described above. For these purposes, the investment in the contract is not affected by the Owner's death. That is, the investment in the contract remains the amount of any Purchase Payments paid which were not excluded from gross income.

MEDICARE TAX

Beginning in 2013, distributions from Non-Qualified Contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain

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circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly, and $125,000 for married filing separately.) Please consult your tax adviser for more information.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

The Code imposes a 10% penalty tax on the taxable portion of certain distributions from annuity contracts. This additional tax does not apply where the payment is made under an immediate annuity contract, as defined above, or:

  .  where the taxpayer is 59 1/2 or older,

  .  where payment is made on account of the taxpayer's disability, or

  .  where payment is made by reason of the death of the Owner, and

  .  in certain other circumstances.

The Code also provides an exception to the penalty tax for distributions, in periodic payments, of substantially equal installments (not less frequently than annually), where they are made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary. For tax qualified employer-sponsored retirement plans, this exception to the 10% additional tax applies only if payments begin after separation from service.

For some types of tax qualified retirement plans, other tax penalties may apply to certain distributions.

AGGREGATION OF CONTRACTS

For purposes of determining a Owner's gross income, the Code provides that all nonqualified deferred annuity contracts issued by the same company (or its affiliates) to the same Owner during any calendar year shall be treated as one annuity contract. Additional rules may be promulgated under this provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

ASSIGNMENT OR PLEDGES

Transfers, assignments and certain designations of Annuitants or payees can have tax consequences. A transfer of ownership of a contract, a pledge of any interest in a contract as security for a loan, the designation of an Annuitant or payee who is not also the Owner, or the assignment of the contract may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. If you are contemplating such a transfer, pledge, designation or assignment, you should consult a competent tax adviser about its potential tax effects.

REQUIRED DISTRIBUTIONS

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified Contract issued after January 18, 1985 to provide that:

    (a)if an Owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

    (b)if an Owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the Owner's death.

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The requirements of (b) above will be considered satisfied with respect to any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" who is a natural person, is distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner's death. The Owner's "designated beneficiary", who must be a natural person, is the person designated by the Owner as a beneficiary. If the Owner's "designated beneficiary" is the surviving spouse of the Owner, however, the contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts issued after January 18, 1985 contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such contract provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Similar rules apply to Qualified Contracts, with the exception of contracts held as Section 403(b) Individual Retirement Annuities where the Contract Owner's surviving spouse may not assume the Contract as his or her own Contract.

POSSIBLE CHANGES IN TAXATION

Although the likelihood of there being any change is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, taking effect before the date the legislation is passed). You should consult a tax adviser with respect to legislative developments and their effect on the contract.

TAX QUALIFIED PROGRAMS

The contract is designed for use with several types of individual and employer-sponsored retirement plans that qualify for special tax treatment. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

  .  contributions in excess of specified limits;

  .  distributions prior to age 59 1/2 (subject to certain exceptions);

  .  distributions that do not conform to specified minimum distribution rules;
     and

  .  other specified circumstances.

We make no attempt to provide more than general information about the use of annuities with the various types of retirement plans. Tax deferral under annuity contracts purchased in connection with tax qualified plans arises under the specific provisions of the Code governing the tax qualified plan, so a contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax qualified plans, and not for the purpose of obtaining tax deferral. The rights of any person to any benefits under annuity contracts purchased in connection with these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the annuity issued in connection with such a plan. Some retirement plans are subject to transfer restrictions, distribution and other requirements that are not incorporated into our annuity administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. If you intend to purchase a contract for use

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with any retirement plan you should consult your legal counsel and tax adviser regarding the suitability of the contract.

Any annuity contract that is part of a tax qualified retirement plan must comply with the required minimum distribution (RMD) provisions of the Code, and the implementing regulations. A failure to comply with the RMD requirements will generally result in the imposition of an excise tax on the recipient equal to 50% of the amount by which the RMD exceeds the amount actually distributed. Under certain limited circumstances IRS regulations permit partial withdrawals from your tax qualified retirement plan contract after Annuity Payments have begun after the required beginning date without violating the RMD rules. We will notify any holder of a contract under a tax qualified plan who requests such a partial withdrawal of the effects of the withdrawal on the contract prior to processing the withdrawal.

For tax qualified plans under Sections 401(a) and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant): (i) reaches age 70 1/2, or (ii) if later retires; and must be made in a specified form or manner. If the plan participant is a "5 percent Owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in
Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner reaches age
70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death.

To the extent the optional death benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

In accordance with recent changes in laws and regulations RMDs must be calculated based on the sum of the Contract Value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the RMDs may be larger than if the calculation were based on the Contract Value alone. This may result in an earlier (but not before the required beginning date) distribution under the contract and an increased amount of taxable income distributed to the Owner, and a reduction of death benefits and the benefits of any optional riders.

IRA ROLLOVERS. The Internal Revenue Service issued guidance effective on January 1, 2015 that limits the use of indirect rollovers for individual retirement accounts (IRA's). As of that date, IRA account holders will be limited to one indirect rollover for all IRA accounts in any twelve month period. The twelve month period is measured from the date of the last indirect rollover. An indirect rollover occurs when you take a distribution in cash from your IRA with the intention of transferring it to another IRA within the 60 day period allowed under the Code. This new guidance does not affect direct rollovers where an unlimited number of transfers from one IRA trustee directly to another IRA trustee may be made in a twelve month period. You should consult your tax advisor regarding rollovers of annuity contracts held in IRA's.

WITHHOLDING

In general, distributions from annuity contracts are subject to federal income tax withholding unless the recipient elects not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

The Code generally allows the rollover of most distributions to and from tax qualified retirement plans, Section 403(b) annuities, individual retirement plans and eligible deferred compensation plans of state or local governments under Section 457(b). Distributions which may not be rolled over are those which are:

  . one of a series of substantially equal annual (or more frequent) payments made:

     -- over the life or life expectancy of the employee,

     -- over the joint lives or joint life expectancies of the employee and the employee's designated beneficiary, or

     -- for a specified period of ten years or more,

  .  a required minimum distribution,

  .  a hardship distribution, or

  .  the non-taxable portion of a distribution.

Any distribution eligible for rollover, which may include payment to an employee, an employee's surviving spouse, or an ex-spouse who is an alternate payee, will be subject to mandatory federal tax withholding at a 20% rate unless the distribution is made as a direct rollover to a tax qualified plan or to an individual retirement account or annuity. It should be noted that amounts received by individuals which are eligible for rollover may still be placed in another tax qualified plan or individual retirement account or individual retirement annuity if the transaction is completed within 60 days after the distribution has been received. However a taxpayer must replace withheld amounts with other funds in order to avoid taxation on the amount previously withheld.

SEE YOUR OWN TAX ADVISOR

The foregoing summary of the federal income tax consequences under these contracts is not exhaustive. The benefits and features of this contract, when owned by employer provided welfare benefit arrangements or other types of special purpose entities, may impact any unique tax aspects such arrangements or entities may enjoy. Special rules may apply to situations not discussed here. Should a tax qualified retirement plan lose its qualified status, employees will lose some of the tax benefits described. Statutory changes in the Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a Variable Annuity contract or exercising elections under such a contract. For further information you should consult a tax advisor.

PERFORMANCE DATA

From time to time the Variable Annuity Account may publish advertisements containing performance data relating to its Sub-Accounts. In the case of the government money market Portfolio, the Variable Annuity Account will publish yield or effective yield quotations for a seven-day or other specified period. In the case of the other Portfolios, performance data will consist of average annual total return quotations for one year, five year and ten year periods and for the period when the Portfolios first became available to the Variable Annuity Account. Such performance data may be accompanied by cumulative total return quotations for the comparable periods. For periods prior to the date of this Prospectus the quotations will be based on the assumption that the contract described herein was issued when the underlying Portfolios first became available to the Variable Annuity Account under other contracts issued by us.

The government money market Portfolio may also quote such average annual and cumulative total return figures. Performance figures used by the Variable Annuity Account are based on historical information of the Portfolios for specified periods, and the figures are not intended to suggest that such performance will continue in the future. Performance figures of the Variable Annuity Account will reflect charges made pursuant to the terms of the contracts offered by this Prospectus and charges of underlying Funds. More detailed information on the computations is set forth in the Statement of Additional Information.

CYBERSECURITY

Our variable annuity product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your product values. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our online service centers or with the portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the portfolios invest, which may cause the portfolios to lose value. While the Company has implemented administrative, technical and physical safeguards that are reasonably designed to protect confidential customer information and confidential business information, there can be no assurance that we or the portfolios or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information, which contains additional information including financial statements, is available from us at your request. The table of contents for that Statement of Additional Information is as follows:

       General Information and History
       Distribution of Contract
       Performance
       Independent Registered Public Accounting Firm
       Registration Statement
       Financial Statements

    APPENDIX A -- CONDENSED FINANCIAL INFORMATION AND FINANCIAL STATEMENTS

   The table below is designed to help you understand how the sub-account options have performed. It shows the value of sub-account unit at the beginning and end of each period, as well as the number of sub-account units at the end of each period. A sub-account unit is also referred to as an ACCUMULATION UNIT. Each possible charge combination is reflected in the following tables. You should read the table in conjunction with the financial statements for the variable annuity account and the consolidated financial statements of Minnesota Life Insurance Company. The financial statements of the variable annuity account and the consolidated financial statements of Minnesota Life Insurance Company may be found in the Statement of Additional Information.

             APPENDIX B -- ILLUSTRATION OF VARIABLE ANNUITY VALUES

The illustration included in this Appendix shows the effect of investment performance on the monthly variable annuity income. The illustration assumes a gross investment return of: 0.00%, 6.81% and 10.00%.

For illustration purposes, an average annual expense equal to 2.31% of the average daily net assets is deducted from the gross investment return to determine the net investment return. The net investment return is then used to project the monthly variable annuity incomes. The average expense charge of 2.31% includes: 1.20% for mortality and expense risk, .15% for administrative fee and an average of 0.97% for the fund management fee, other fund expenses, and distribution fee. The average is calculated from the Total Annual Portfolio Company Operating Expenses and is based on the total annual portfolio operating expenses with waivers or reductions applied.

The gross and net investment rates are for illustrative purposes only and are not a reflection of past or future performance. Actual variable annuity income will be more or less than shown if the actual returns are different than those illustrated.

The illustration assumes 100% of the assets are invested in the sub-account(s) of the variable annuity account. For comparison purposes, a current fixed annuity income, available through the Fixed Account, is also provided. The illustration assumes an initial interest rate, used to determine the first variable payment of 4.50%. After the first variable annuity payment future payments will increase if the annualized net rate of return exceeds the initial interest rate, and will decrease if the annualized net rate of return is less than the initial interest rate.

The illustration provided is for a male, age 65, selecting a life and 10 year certain annuity option with $100,000 of non-qualified funds, residing in the State of Minnesota. This illustration is based on average fund expenses. Upon request, a similar illustration specific to your situation and fund election may be available.

             VARIABLE ANNUITY INCOME -- HYPOTHETICAL ILLUSTRATION
       ANNUITY INCOME OPTION -- LIFE ANNUITY WITH 10 YEAR PERIOD CERTAIN

PREPARED FOR: Client
VARIABLE CONTRIBUTION: $100,000.00
INITIAL VARIABLE MONTHLY INCOME: $631.36

The illustration below shows how investment returns may affect variable annuity income payments. This illustration is hypothetical and is not intended to project or predict investment results.

Annuity income payments will INCREASE if the returns on your investments ARE GREATER THAN the total of the Assumed Investment Return (AIR) and your annual contract expenses.

Annuity income payments will DECREASE if the returns on your investments ARE LESS THAN the total of the Assumed Investment Return (AIR) and your annual contract expenses.

An AIR of 4.50% annually is used for calculating the initial income payment. More information on the annual expense charges for this contract can be found in the prospectus.

The graph and table below show how annual gross investment returns of 0%, 6.81% and 10.00% would affect annuity income payments. The calculated income shown is after the deduction of all contract expenses (based on your investment allocation).

In the example below, the annuity income amount shown assumes a constant annual investment return. The actual rate of return and resulting annuity income payments will vary over time.

VARIABLE ANNUITY INCOME -- HYPOTHETICAL

                  Impact of Rate of Return on Monthly Income

                               Annuity Income ($)

                                   [CHART]

                      0.00% Gross            6.81% Gross            10.00% Gross
     Age             (-2.31% Net)            (4.50% Net)             (7.69% Net)
    -----            ------------            -----------             -----------
     65                  $631                    $631                   $631
     68                  $516                    $631                   $691
     71                  $421                    $631                   $756
     74                  $344                    $631                   $828
     77                  $281                    $631                   $906
     80                  $230                    $631                   $991
     83                  $188                    $631                 $1,085
     86                  $153                    $631                 $1,187
     89                  $125                    $631                 $1,299
     92                  $102                    $631                 $1,422
     95                   $84                    $631                 $1,556
     98                   $68                    $631                 $1,703




VARIABLE ANNUITY INCOME -- SUPPORTING DETAIL

                                  MONTHLY ANNUITY INCOME BASED ON
                                    HYPOTHETICAL RATE OF RETURN
                             -----------------------------------------
                                 0.00% GROSS  6.81% GROSS 10.00% GROSS
          BEGINNING OF YEAR  AGE (-2.31% NET) (4.50% NET) (7.69% NET)
          -----------------  --- ------------ ----------- ------------
                 1.......... 65      $631        $631        $  631
                 4.......... 68      $516        $631        $  691
                 7.......... 71      $421        $631        $  756
                 10......... 74      $344        $631        $  828
                 13......... 77      $281        $631        $  906
                 16......... 80      $230        $631        $  991
                 19......... 83      $188        $631        $1,085
                 22......... 86      $153        $631        $1,187
                 25......... 89      $125        $631        $1,299
                 28......... 92      $102        $631        $1,422
                 31......... 95      $ 84        $631        $1,556
                 34......... 98      $ 68        $631        $1,703

If you applied the amount of your purchase payment allocated to variable to a fixed annuity on the quotation date of this illustration, your fixed annuity income would be $524.86.

                  APPENDIX C -- TYPES OF QUALIFIED CONTRACTS

Individual and employer sponsored tax qualified retirement plans provide tax deferral. If you purchase an annuity contract in a tax qualified plan, the tax deferral feature of the annuity is redundant and offers you no additional advantage. You should purchase the annuity for reasons other than tax deferral when part of a tax qualified plan.

INDIVIDUAL RETIREMENT ANNUITIES

Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Annuity, (an "IRA"). Distributions from certain other types of tax qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a contract for use with an IRA will be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agencies. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. A qualified contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. You should seek competent advice as to the suitability of the contract for use with IRAs.

Earnings in an IRA are not taxed until distribution. IRA contributions are subject to certain limits each year and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of tax qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

A portion of the amount distributed from an IRA may be taxable based on the ratio of the "investment in the contract" to the individual's balance in the IRA, generally the value of the IRA. The "investment in the contract" generally equals the non deductible contributions to an IRA. The "investment in the contract" can be zero.

SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS

Employers may establish Simplified Employee Pension (SEP) IRAs under Code
Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

ROTH IRAS

Section 408A of the Code permits certain eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, must be made in cash or as a rollover or conversion from another Roth IRA or a traditional IRA. A rollover from, or conversion of, a traditional IRA to a Roth IRA may be subject to tax, deferred sales charges and other special rules may apply.

Qualified distributions from a Roth IRA, as defined by the Code, generally are excluded from gross income. Qualified distributions include those distributions made more than five years after the taxable year of the first contribution to the Roth IRA, but only if : (1) the annuity Owner has reached age 59 1/2;
(2) the distribution is paid to a beneficiary after the Owner's death; (3) the annuity Owner becomes disabled; or (4) the distribution will be used for a first time home purchase and does not exceed $10,000. Non-qualified distributions are includable in gross income only to the extent they exceed contributions made to the Roth IRA. The taxable portion of a non-qualified distribution may be subject to a 10% penalty tax.

In addition, state laws may not completely follow the federal tax treatment of Roth IRAs. You should consult your tax adviser for further information regarding Roth IRAs.

APPENDIX D -- EXAMPLES OF THE HIGHEST ANNIVERSARY VALUE II DEATH BENEFIT OPTION

Below are several examples that are designed to help show how the Highest Anniversary Value II (HAV II) death benefit option functions. A complete description of this optional contract feature can be found in the prospectus section "Death Benefits -- Optional Death Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- SINGLE PURCHASE PAYMENT OF $100,000, NO WITHDRAWALS, AND CORRESPONDING RIDER VALUES.

The table below is meant to provide a numeric example of how the Highest Anniversary Value, Purchase Payments adjusted for withdrawals, and Contract Value vary relative to one another during periods of positive and negative market fluctuations.

                          CONTRACT                                   PURCHASE                DEATH
                           VALUE   PURCHASE             CONTRACT     PAYMENTS     HIGHEST   BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ADJUSTED FOR ANNIVERSARY  UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY   WITHDRAWALS     VALUE    HAV II
--------------------  --- -------- -------- ---------- ----------- ------------ ----------- --------
Beginning of Year 1.. 67        -- $100,000     --      $100,000     $100,000    $100,000   $100,000
Beginning of Year 2.. 68  $106,000       --     --      $106,000     $100,000    $106,000   $106,000
Beginning of Year 3.. 69  $120,000       --     --      $120,000     $100,000    $120,000   $120,000
Beginning of Year 4.. 70  $128,000       --     --      $128,000     $100,000    $128,000   $128,000
Beginning of Year 5.. 71  $108,000       --     --      $108,000     $100,000    $128,000   $128,000
Beginning of Year 6.. 72  $100,000       --     --      $100,000     $100,000    $128,000   $128,000
Beginning of Year 7.. 73  $156,000       --     --      $156,000     $100,000    $156,000   $156,000
Beginning of Year 8.. 74  $160,000       --     --      $160,000     $100,000    $160,000   $160,000
Beginning of Year 9.. 75  $125,000       --     --      $125,000     $100,000    $160,000   $160,000
Beginning of Year 10. 76  $141,000       --     --      $141,000     $100,000    $160,000   $160,000
Beginning of Year 11. 77  $160,000       --     --      $160,000     $100,000    $160,000   $160,000
Beginning of Year 12. 78  $155,000       --     --      $155,000     $100,000    $160,000   $160,000
Beginning of Year 13. 79  $163,000       --     --      $163,000     $100,000    $163,000   $163,000
Beginning of Year 14. 80  $140,000       --     --      $140,000     $100,000    $163,000   $163,000
Beginning of Year 15. 81  $155,000       --     --      $155,000     $100,000    $163,000   $163,000
Beginning of Year 16. 82  $165,000       --     --      $165,000     $100,000    $163,000   $165,000

In the example above, the beginning of year 2 illustrates the impact on rider values when the Contract Value increases. The Contract Value has increased to $106,000 and the Highest Anniversary Value is increased to the current Contract Value. The death benefit is the greater of the Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value, resulting in a death benefit of $106,000.

In the example above, the beginning of year 5 illustrates the impact on rider values when the Contract Value decreases. The Contract Value has decreased to $108,000 and since that is less than the prior year, the Highest Anniversary Value remains $128,000 and is not increased. The death benefit is the greater of the Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value, resulting in a death benefit of $128,000.

In the example above, the beginning of year 14 illustrates the Contract Anniversary following the oldest Owner's 80th birthday; the last anniversary at which the Highest Anniversary Value has the potential to increase.

EXAMPLE #2 -- INITIAL VALUES AT ISSUE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

Examples 2 -- 5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the oldest Owner.

                          CONTRACT                                   PURCHASE                DEATH
                           VALUE   PURCHASE             CONTRACT     PAYMENTS     HIGHEST   BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ADJUSTED FOR ANNIVERSARY  UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY   WITHDRAWALS     VALUE    HAV II
--------------------  --- -------- -------- ---------- ----------- ------------ ----------- --------
Beginning of Year 1.. 67     --    $100,000     --      $100,000     $100,000    $100,000   $100,000

Initial Highest Anniversary Value = initial Purchase Payment = $100,000.

Initial Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($100,000, $100,000, $100,000) = $100,000.

EXAMPLE #3 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING THE FIRST CONTRACT
YEAR.

If additional Purchase Payments are received, the Highest Anniversary Value will increase by the amount of the Purchase Payment.

                          CONTRACT                                   PURCHASE                DEATH
                           VALUE   PURCHASE             CONTRACT     PAYMENTS     HIGHEST   BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ADJUSTED FOR ANNIVERSARY  UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY   WITHDRAWALS     VALUE    HAV II
--------------------  --- -------- -------- ---------- ----------- ------------ ----------- --------
Beginning of Year 1.. 67        -- $100,000     --      $100,000     $100,000    $100,000   $100,000
Activity 6 months
  later.............. 67  $105,000 $ 20,000     --      $125,000     $120,000    $120,000   $125,000

After the additional Purchase Payment:

Highest Anniversary Value = Highest Anniversary Value prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($125,000, $120,000, $120,000) = $125,000.

EXAMPLE #4 -- HIGHEST ANNIVERSARY VALUE INCREASE ON CONTRACT ANNIVERSARY.

On each Contract Anniversary the Highest Anniversary Value will be increased to the Contract Value if the Contract Value is greater than the Highest Anniversary Value.

                          CONTRACT                                   PURCHASE                DEATH
                           VALUE   PURCHASE             CONTRACT     PAYMENTS     HIGHEST   BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ADJUSTED FOR ANNIVERSARY  UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY   WITHDRAWALS     VALUE    HAV II
--------------------  --- -------- -------- ---------- ----------- ------------ ----------- --------
Beginning of Year 1.. 67        -- $100,000     --      $100,000     $100,000    $100,000   $100,000
Activity 6 months
  later.............. 67  $105,000 $ 20,000     --      $125,000     $120,000    $120,000   $125,000
Beginning of Year 2.. 68  $130,000       --     --      $130,000     $120,000    $130,000   $130,000

After the increase:

Highest Anniversary Value = greater of Contract Value on Anniversary or prior Highest Anniversary Value = maximum of ($130,000, $120,000) = $130,000.

Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($130,000, $120,000, $130,000) = $130,000.

EXAMPLE #5 -- WITHDRAWAL FROM CONTRACT VALUE.

Amounts withdrawn will result in an adjustment on a Pro-rata Basis to the Highest Anniversary Value. The adjustment will be based on the Contract Value prior to the withdrawal.

                          CONTRACT                                   PURCHASE                DEATH
                           VALUE   PURCHASE             CONTRACT     PAYMENTS     HIGHEST   BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ADJUSTED FOR ANNIVERSARY  UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY   WITHDRAWALS     VALUE    HAV II
--------------------  --- -------- -------- ---------- ----------- ------------ ----------- --------
Beginning of Year 1.. 67        -- $100,000       --    $100,000     $100,000    $100,000   $100,000
Activity 6 months
  later.............. 67  $105,000 $ 20,000       --    $125,000     $120,000    $120,000   $125,000
Beginning of Year 2.. 68  $130,000       --       --    $130,000     $120,000    $130,000   $130,000
Activity 6 months
  later.............. 68  $126,000       --   $5,000    $121,000     $115,238    $124,841   $124,841

After the withdrawal:

Purchase Payments adjusted for withdrawals = Purchase Payments adjusted for withdrawals prior to the withdrawal - [Purchase Payments adjusted for withdrawals prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 - [$120,000 x $5,000 / $126,000] = $115,238.

Highest Anniversary Value = Highest Anniversary Value prior to the withdrawal - [Highest Anniversary Value prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $130,000 - [$130,000 x $5,000 / $126,000] = $124,841.

Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($121,000, $115,238, $124,841) = $124,841.

           APPENDIX E -- EXAMPLES OF PREMIER II DEATH BENEFIT OPTION

Below are several examples that are designed to help show how the Premier II death benefit option functions. A complete description of this optional contract feature can be found in the prospectus section "Death Benefits -- Optional Death Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- SINGLE PURCHASE PAYMENT OF $100,000, NO WITHDRAWALS, AND CORRESPONDING RIDER VALUES.

The table below is meant to provide a numeric example of how the Highest Anniversary Value, Purchase Payments adjusted for withdrawals, 5% Increase Value and Contract Value vary relative to one another during periods of positive and negative market fluctuations.

                          CONTRACT                                   PURCHASE                          DEATH
                           VALUE   PURCHASE             CONTRACT     PAYMENTS     HIGHEST      5%     BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ADJUSTED FOR ANNIVERSARY INCREASE   UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY   WITHDRAWALS     VALUE     VALUE   PREMIER II
--------------------  --- -------- -------- ---------- ----------- ------------ ----------- -------- ----------
Beginning of Year 1.. 67        -- $100,000     --      $100,000     $100,000    $100,000   $100,000  $100,000
Beginning of Year 2.. 68  $106,000       --     --      $106,000     $100,000    $106,000   $105,000  $106,000
Beginning of Year 3.. 69  $120,000       --     --      $120,000     $100,000    $120,000   $110,250  $120,000
Beginning of Year 4.. 70  $128,000       --     --      $128,000     $100,000    $128,000   $115,763  $128,000
Beginning of Year 5.. 71  $108,000       --     --      $108,000     $100,000    $128,000   $121,551  $128,000
Beginning of Year 6.. 72  $100,000       --     --      $100,000     $100,000    $128,000   $127,628  $128,000
Beginning of Year 7.. 73  $156,000       --     --      $156,000     $100,000    $156,000   $134,010  $156,000
Beginning of Year 8.. 74  $160,000       --     --      $160,000     $100,000    $160,000   $140,710  $160,000
Beginning of Year 9.. 75  $125,000       --     --      $125,000     $100,000    $160,000   $147,746  $160,000
Beginning of Year 10. 76  $141,000       --     --      $141,000     $100,000    $160,000   $155,133  $160,000
Beginning of Year 11. 77  $160,000       --     --      $160,000     $100,000    $160,000   $162,889  $162,889
Beginning of Year 12. 78  $155,000       --     --      $155,000     $100,000    $160,000   $171,034  $171,034
Beginning of Year 13. 79  $163,000       --     --      $163,000     $100,000    $163,000   $179,586  $179,586
Beginning of Year 14. 80  $140,000       --     --      $140,000     $100,000    $163,000   $188,565  $188,565
Beginning of Year 15. 81  $155,000       --     --      $155,000     $100,000    $163,000   $188,565  $188,565
Beginning of Year 16. 82  $165,000       --     --      $165,000     $100,000    $163,000   $188,565  $188,565

In the example above, the beginning of year 2 illustrates the impact on rider values when the Contract Value increases. The Contract Value has increased to $106,000 and the Highest Anniversary Value is increased to the current Contract Value. The 5% Increase Value is calculated as the prior 5% Increase Value, accumulated at 5% for a year ($100,000 * 1.05 ^ (365 / 365) = $105,000). The death benefit is the greater of the Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value, resulting in a death benefit of $106,000.

In the example above, the beginning of year 5 illustrates the impact on rider values when the Contract Value decreases. The Contract Value has decreased to $108,000 and since that is less than the prior year, the Highest Anniversary Value remains $128,000 and is not increased. The prior 5% Increase Value is accumulated at 5% ($115,763 * 1.05 ^ (365 / 365) = $121,551). The death benefit is the greater of the Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value, resulting in a death benefit of $128,000.

In the example above, the beginning of year 14 illustrates the Contract Anniversary following the oldest Owner's 80th birthday; the last anniversary at which the Highest Anniversary Value and 5% Increase Value have the potential to increase.

EXAMPLE #2 -- INITIAL VALUES AT ISSUE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

Examples 2 -- 5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the oldest Owner.

                          CONTRACT                                   PURCHASE                          DEATH
                           VALUE   PURCHASE             CONTRACT     PAYMENTS     HIGHEST      5%     BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ADJUSTED FOR ANNIVERSARY INCREASE   UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY   WITHDRAWALS     VALUE     VALUE   PREMIER II
--------------------  --- -------- -------- ---------- ----------- ------------ ----------- -------- ----------
Beginning of Year 1.. 67     --    $100,000     --      $100,000     $100,000    $100,000   $100,000  $100,000

Initial Highest Anniversary Value = initial Purchase Payment = $100,000.

Initial 5% Increase Value = initial Purchase Payment = $100,000.

Initial Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($100,000, $100,000, $100,000, $100,000) = $100,000.

EXAMPLE #3 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING THE FIRST CONTRACT
YEAR.

If additional Purchase Payments are received, the Highest Anniversary Value and 5% Increase Value will increase by the amount of the Purchase Payment.

                          CONTRACT                                   PURCHASE                          DEATH
                           VALUE   PURCHASE             CONTRACT     PAYMENTS     HIGHEST      5%     BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ADJUSTED FOR ANNIVERSARY INCREASE   UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY   WITHDRAWALS     VALUE     VALUE   PREMIER II
--------------------  --- -------- -------- ---------- ----------- ------------ ----------- -------- ----------
Beginning of Year 1.. 67        -- $100,000     --      $100,000     $100,000    $100,000   $100,000  $100,000
Activity 6 months
  later.............. 67  $105,000 $ 20,000     --      $125,000     $120,000    $120,000   $122,470  $125,000

After the additional Purchase Payment:

Highest Anniversary Value = Highest Anniversary Value prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

5% Increase Value = 5% Increase Value prior to the Purchase Payment accumulated until the time of the Purchase Payment + Purchase Payment amount, subject to the Maximum Increase Value of 200% of Purchase Payments adjusted for withdrawals = Minimum of ($100,000 * (1.05 ^ (6/12)) + $20,000, 200% *
$120,000) = $122,470.

Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($125,000, $120,000, $120,000, $122,470) = $125,000.

EXAMPLE #4 -- HIGHEST ANNIVERSARY VALUE INCREASE ON CONTRACT ANNIVERSARY.

On each Contract Anniversary the Highest Anniversary Value will be increased to the Contract Value if the Contract Value is greater than the Highest Anniversary Value.

                          CONTRACT                                   PURCHASE                          DEATH
                           VALUE   PURCHASE             CONTRACT     PAYMENTS     HIGHEST      5%     BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ADJUSTED FOR ANNIVERSARY INCREASE   UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY   WITHDRAWALS     VALUE     VALUE   PREMIER II
--------------------  --- -------- -------- ---------- ----------- ------------ ----------- -------- ----------
Beginning of Year 1.. 67        -- $100,000     --      $100,000     $100,000    $100,000   $100,000  $100,000
Activity 6 months
  later.............. 67  $105,000 $ 20,000     --      $125,000     $120,000    $120,000   $122,470  $125,000
Beginning of Year 2.. 68  $130,000       --     --      $130,000     $120,000    $130,000   $125,494  $130,000

After the increase:

Highest Anniversary Value = greater of Contract Value on Anniversary or prior Highest Anniversary Value = maximum of ($130,000, $120,000) = $130,000.

5% Increase Value = prior 5% Increase Value accumulated until the beginning of year 2 = Minimum of ($122,470 * (1.05 ^ (6/12)), 200% * $120,000) = $125,494.

Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($130,000, $120,000, $130,000, $125,494) = $130,000.

EXAMPLE #5 -- WITHDRAWAL FROM CONTRACT VALUE.

Amounts withdrawn will result in an adjustment on a Pro-rata Basis to the Highest Anniversary Value. The adjustment will be based on the Contract Value prior to the withdrawal. The 5% Increase Value will be reduced by the amount of the withdrawal.

                          CONTRACT                                   PURCHASE                          DEATH
                           VALUE   PURCHASE             CONTRACT     PAYMENTS     HIGHEST      5%     BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ADJUSTED FOR ANNIVERSARY INCREASE   UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY   WITHDRAWALS     VALUE     VALUE   PREMIER II
--------------------  --- -------- -------- ---------- ----------- ------------ ----------- -------- ----------
Beginning of Year 1.. 67        -- $100,000       --    $100,000     $100,000    $100,000   $100,000  $100,000
Activity 6 months
  later.............. 67  $105,000 $ 20,000       --    $125,000     $120,000    $120,000   $122,470  $125,000
Beginning of Year 2.. 68  $130,000       --       --    $130,000     $120,000    $130,000   $125,494  $130,000
Activity 6 months
  later.............. 68  $126,000       --   $5,000    $121,000     $115,238    $124,841   $123,593  $124,841

After the withdrawal:

Purchase Payments adjusted for withdrawals = Purchase Payments adjusted for withdrawals prior to the withdrawal - [Purchase Payments adjusted for withdrawals prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 - [$120,000 x $5,000 / $126,000] = $115,238.

Highest Anniversary Value = Highest Anniversary Value prior to the withdrawal - [Highest Anniversary Value prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $130,000 - [$130,000 x $5,000 / $126,000] = $124,841.

5% Increase Value = 5% Increase Value prior to the withdrawal accumulated until the time of the withdrawal and reduced for the withdrawal = Minimum of ($125,494 * (1.05 ^ (6/12)) - $5,000, 200% * $115,238) = $123,593.

Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($121,000, $115,238, $124,841, $123,539) = $124,841.

        APPENDIX F -- EXAMPLES OF ESTATE ENHANCEMENT BENEFIT II OPTION

Below are several examples that are designed to help show how the Estate Enhancement Benefit II option functions. A complete description of this optional contract feature can be found in the prospectus section "Death Benefits -- Optional Death Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- INITIAL VALUES ON ISSUE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

Examples 1-5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the oldest Owner.

                          CONTRACT
                           VALUE   PURCHASE             CONTRACT   REMAINING   MAXIMUM     ESTATE
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER PURCHASE  ENHANCEMENT ENHANCEMENT
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY   PAYMENTS     BASIS      BENEFIT
--------------------  --- -------- -------- ---------- ----------- --------- ----------- -----------
Beginning of Year 1.. 69     --    $100,000     --      $100,000   $100,000   $200,000       --

Initial Maximum Enhancement Basis = Purchase Payments * 200% = 100,000 * 200% = 200,000.

Initial Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (Contract Value less remaining Purchase Payments) = 0.40 * ($100,000 - $100,000) = 0.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING THE FIRST CONTRACT
YEAR.

If additional Purchase Payments are received, the Contract Value, Purchase Payments adjusted for withdrawals, and remaining Purchase Payments are increased by the Purchase Payment.

                             CONTRACT
                              VALUE   PURCHASE             CONTRACT   REMAINING   MAXIMUM     ESTATE
                              BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER PURCHASE  ENHANCEMENT ENHANCEMENT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY   PAYMENTS     BASIS      BENEFIT
--------------------     --- -------- -------- ---------- ----------- --------- ----------- -----------
Beginning of Year 1..... 69        -- $100,000     --      $100,000   $100,000   $200,000         --
Activity 6 months later. 69  $105,000 $ 20,000     --      $125,000   $120,000   $240,000     $2,000

After the additional Purchase Payment:

Maximum Enhancement Basis = Purchase Payments adjusted for withdrawals * 200% = ($100,000 + $20,000) * 200% = $240,000.

Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (Contract Value less remaining Purchase Payments) = 0.40 * ($125,000 - $120,000) = $2,000.

EXAMPLE #3 -- WITHDRAWAL FROM CONTRACT VALUE.

Amounts withdrawn will result in an adjustment on a Pro-rata Basis to Purchase Payments in the Maximum Enhancement Basis calculation based on the Contract Value prior to the withdrawal.

                             CONTRACT
                              VALUE   PURCHASE             CONTRACT   REMAINING   MAXIMUM     ESTATE
                              BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER PURCHASE  ENHANCEMENT ENHANCEMENT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY   PAYMENTS     BASIS      BENEFIT
--------------------     --- -------- -------- ---------- ----------- --------- ----------- -----------
Beginning of Year 1..... 69        -- $100,000       --    $100,000   $100,000   $200,000         --
Activity 6 months later. 69  $105,000 $ 20,000       --    $125,000   $120,000   $240,000     $2,000
Beginning of Year 2..... 70  $130,000       --       --    $130,000   $120,000   $240,000     $4,000
Activity 6 months later. 70  $133,000       --   $5,000    $128,000   $120,000   $230,977     $3,200

After the withdrawal:

Purchase Payments adjusted for withdrawals are adjusted on a Pro-rata Basis = Purchase Payments adjusted for withdrawals prior to the withdrawal - [Purchase Payments adjusted for withdrawals prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 - [$120,000 x $5,000 / $133,000] = $115,489.

Maximum Enhancement Basis = Purchase Payments adjusted for withdrawals * 200% = $115,489 * 200% = $230,977.

Remaining Purchase Payments: the withdrawal will be allocated to contract gain up to the free withdrawal amount, and then to Purchase Payments on a first in, first out, basis. Therefore, remaining Purchase Payments = $120,000.

Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (Contract Value less remaining Purchase Payments) = 0.40 * ($128,000 - $120,000) = $3,200.

EXAMPLE #4 -- DECREASES IN CONTRACT VALUES.

Decreases in Contract Value can cause a drop in benefit amount; however, this amount will never be less than $0.

                             CONTRACT
                              VALUE   PURCHASE             CONTRACT   REMAINING   MAXIMUM     ESTATE
                              BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER PURCHASE  ENHANCEMENT ENHANCEMENT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY   PAYMENTS     BASIS      BENEFIT
--------------------     --- -------- -------- ---------- ----------- --------- ----------- -----------
Beginning of Year 1..... 69        -- $100,000       --    $100,000   $100,000   $200,000         --
Activity 6 months later. 69  $105,000 $ 20,000       --    $125,000   $120,000   $240,000     $2,000
Beginning of Year 2..... 70  $130,000       --       --    $130,000   $120,000   $240,000     $4,000
Activity 6 months later. 70  $133,000       --   $5,000    $128,000   $120,000   $230,977     $3,200
Beginning of Year 3..... 71  $122,000       --       --    $122,000   $120,000   $230,977     $  800
Beginning of Year 4..... 72  $115,000       --       --    $115,000   $120,000   $230,977         --
Beginning of Year 5..... 73  $118,000       --       --    $118,000   $120,000   $230,977         --
Beginning of Year 6..... 74  $123,000       --       --    $123,000   $120,000   $230,977     $1,200

Values in the beginning of year 4:

Maximum Enhancement Basis = Purchase Payments adjusted for withdrawals * 200% = $115,489 * 200% = $230,977.

Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (Contract Value less remaining Purchase Payments) = 0.40 * ($115,000 - $120,000) = -$2,000.

Benefit may not be less than zero so no benefit is due.

    APPENDIX G -- EXAMPLES OF THE GUARANTEED MINIMUM INCOME BENEFIT OPTION

Below are several examples that are designed to help show how the Guaranteed Minimum Income Benefit option functions. A complete description of this optional contract feature can be found in the prospectus section "Optional Living Benefit Riders -- Guaranteed Minimum Income Benefit Option." The following examples use hypothetical contract activity and are not representative of projected future returns or how your contract will actually perform.

EXAMPLE #1 -- SINGLE PURCHASE PAYMENT OF $50,000, NO WITHDRAWALS, AND CORRESPONDING RIDER VALUES.

The chart below is meant to provide a graphic example of how the Highest Anniversary Value, Roll-up Value and Contract Value vary relative to one another during periods of positive and negative market fluctuations (as reflected by the 'Contract Value' line). The table below provides a numeric example of these features. The values reflected in the table correspond to the values reflected in the chart. The columns to the right entitled 'GMIB Fixed Annuity Payment' and 'Fixed Annuity Payment Guaranteed under the Base Contract' demonstrate Annuity Payment amounts using the default Annuity Payment option of life with a period certain of 60 months.

                                    [CHART]



                                                                                                           FIXED
                                                                                                          ANNUITY
                                                                                                          PAYMENT
                          CONTRACT                                                                GMIB   GUARANTEED
                           VALUE   PURCHASE             CONTRACT     HIGHEST                      FIXED  UNDER THE
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ANNIVERSARY ROLL-UP  BENEFIT  ANNUITY    BASE
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      VALUE     VALUE    BASE    PAYMENT  CONTRACT
--------------------  --- -------- -------- ---------- ----------- ----------- -------- -------- ------- ----------
Beginning of Year 1.. 67       --  $50,000      --       $50,000     $50,000   $ 50,000 $ 50,000     --        --
Beginning of Year 2.. 68  $53,000       --      --       $53,000     $53,000   $ 52,500 $ 53,000     --        --
Beginning of Year 3.. 69  $60,000       --      --       $60,000     $60,000   $ 55,125 $ 60,000     --        --
Beginning of Year 4.. 70  $64,000       --      --       $64,000     $64,000   $ 57,881 $ 64,000     --        --
Beginning of Year 5.. 71  $54,000       --      --       $54,000     $64,000   $ 60,775 $ 64,000     --        --
Beginning of Year 6.. 72  $60,000       --      --       $60,000     $64,000   $ 63,814 $ 64,000     --        --
Beginning of Year 7.. 73  $78,000       --      --       $78,000     $78,000   $ 78,000 $ 78,000     --        --
Beginning of Year 8.. 74  $80,000       --      --       $80,000     $80,000   $ 81,900 $ 81,900     --        --
Beginning of Year 9.. 75  $62,500       --      --       $62,500     $80,000   $ 85,995 $ 85,995     --        --
Beginning of Year 10. 76  $70,500       --      --       $70,500     $80,000   $ 90,295 $ 90,295     --        --
Beginning of Year 11. 77  $80,000       --      --       $80,000     $80,000   $ 94,809 $ 94,809 $5,859    $6,650
Beginning of Year 12. 78  $85,000       --      --       $85,000     $85,000   $ 99,550 $ 99,550 $6,371    $7,364
Beginning of Year 13. 79  $80,000       --      --       $80,000     $85,000   $104,527 $104,527 $6,931    $7,215

                                                                                                           FIXED
                                                                                                          ANNUITY
                                                                                                          PAYMENT
                          CONTRACT                                                                GMIB   GUARANTEED
                           VALUE   PURCHASE             CONTRACT     HIGHEST                      FIXED  UNDER THE
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ANNIVERSARY ROLL-UP  BENEFIT  ANNUITY    BASE
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      VALUE     VALUE    BASE    PAYMENT  CONTRACT
--------------------  --- -------- -------- ---------- ----------- ----------- -------- -------- ------- ----------
Beginning of Year 14. 80  $70,000     --        --       $70,000     $85,000   $109,754 $109,754 $7,547    $6,575
Beginning of Year 15. 81  $68,000     --        --       $68,000     $85,000   $109,754 $109,754 $7,831    $6,652
Beginning of Year 16. 82  $73,000     --        --       $73,000     $85,000   $109,754 $109,754 $8,132    $7,439

In the example above, the beginning of year 2 illustrates the impact on benefit values when the Contract Value increases. The Contract Value has increased to $53,000 and the Highest Anniversary Value is reset to the current Contract Value. The Roll-up Value is calculated as the prior Roll-up Value, accumulated at 5% ($50,000 * 1.05 = $52,500). The benefit base is the greater of the Highest Anniversary Value or the Roll-up Value, resulting in a benefit base at this point of $53,000.

In the example above, the beginning of year 5 illustrates the impact on benefit values when the Contract Value decreases. The Contract Value has decreased to $54,000 and since that is less than the prior year, the Highest Anniversary Value remains at $64,000 and is not reset. The prior Roll-up Value is accumulated at 5% ($60,775 * 1.05 = $63,814). The benefit base is the greater of the Highest Anniversary Value or the Roll-up Value, resulting in a benefit base of $64,000. In this example, there is no increase or decrease to the benefit base when compared to the prior Contract Anniversary.

Beginning with the 10th Contract Anniversary (beginning of year 11), monthly annualized income is illustrated assuming the contract is annuitized under a life with 60 months certain option for a male Annuitant. The GMIB Fixed Annuity Payment column reflects the amount of income provided by the GMIB benefit base if the GMIB is exercised. The Fixed Annuity Payment Guaranteed under the base contract reflects the amount of Fixed Annuity Payment provided by the Contract Value under the minimum contract guarantees.

EXAMPLE #2 -- INITIAL VALUES ON THE EFFECTIVE DATE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

Examples 2-5 are progressive, starting with an initial Purchase Payment of $100,000 and illustrating the impact of additional contract activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. At any point in time the benefit base is equal to the greater of the Highest Anniversary Value or the Roll-up Value.

                          CONTRACT
                           VALUE   PURCHASE             CONTRACT     HIGHEST
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      VALUE     VALUE    BASE
--------------------  --- -------- -------- ---------- ----------- ----------- -------- --------
Beginning of Year 1.. 60     --    $100,000     --      $100,000    $100,000   $100,000 $100,000

EXAMPLE #3 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.

As shown below, additional Purchase Payments are added to the Highest Anniversary Value. The prior Roll-up Value is accumulated at 5% ($100,000 *
1.05 (6 / 12) = $102,470) and then increased by the new Purchase Payment ($102,470 + $10,000 = $112,470). The Roll-up Value exceeds the Highest Anniversary Value and therefore the benefit base is $112,470.

                          CONTRACT
                           VALUE   PURCHASE             CONTRACT     HIGHEST
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      VALUE     VALUE    BASE
--------------------  --- -------- -------- ---------- ----------- ----------- -------- --------
Beginning of Year 1.. 60        -- $100,000     --      $100,000    $100,000   $100,000 $100,000
Activity 6 months
  later.............. 60  $102,000 $ 10,000     --      $112,000    $110,000   $112,470 $112,470

EXAMPLE #4 -- WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING 5% OF THE ROLL-UP VALUE.

At the beginning of year 2 the Contract Value of $115,000 is greater than the previous Highest Anniversary Value, $110,000, and thus the Highest Anniversary Value is reset to $115,000. Also, the Roll-up Value is accumulated at 5% for the latter 6 months in year 1 ($112,470 * 1.05 ^ (6 / 12) = $115,247).

The withdrawal of $5,000 during the second Contract Year is less than 5% of the Roll-up Value as of the prior Contract Anniversary (5% * $115,247 = $5,762) and thus the withdrawal adjustment for the Roll-up Value is applied on a dollar-for-dollar basis. The Roll-up Value is first increased at 5% for 6 months of interest and then the withdrawal is subtracted ($115,247 * 1.05 ^ (6 / 12) - $5,000 = $113,093).

Withdrawals are always applied to the Highest Anniversary Value on a Pro-rata Basis. A pro rata adjustment reduces the value by the same proportion as the withdrawal bears to the Contract Value immediately before the withdrawal. The Contract Value prior to the withdrawal is $117,000 and the $5,000 withdrawal during the second Contract Year is applied on a Pro-rata Basis to adjust the Highest Anniversary Value to $110,085 ($115,000 - $115,000 * ($5,000 /
$117,000) = $110,085).

                          CONTRACT
                           VALUE   PURCHASE             CONTRACT     HIGHEST
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      VALUE     VALUE    BASE
--------------------  --- -------- -------- ---------- ----------- ----------- -------- --------
Beginning of Year 1.. 60        -- $100,000       --    $100,000    $100,000   $100,000 $100,000
Activity 6 months
  later.............. 60  $102,000 $ 10,000       --    $112,000    $110,000   $112,470 $112,470
Beginning of Year 2.. 61  $115,000       --       --    $115,000    $115,000   $115,247 $115,247
Activity 6 months
  later.............. 61  $117,000       --   $5,000    $112,000    $110,085   $113,093 $113,093

EXAMPLE #5 -- WITHDRAWALS DURING THE THIRD CONTRACT YEAR EXCEEDING 5% OF THE ROLL-UP VALUE.

At the beginning of year 3, the Contract Value of $118,000 is greater than the previous Highest Anniversary Value of $110,085, and the Highest Anniversary Value is reset. The Roll-up Value accumulates at 5% for the latter 6 months in year 2 ($113,093 * 1.05 ^ (6 / 12) = $115,886).

The withdrawal of $8,000 during the third Contract Year is greater than 5% of the Roll-up Value as of the prior Contract Anniversary ( 5% * $115,886 = $5,794) and thus the withdrawal adjustment for the Roll-up Value is applied on a Pro-rata Basis. The Contract Value immediately prior to the withdrawal is $102,000 and the Roll-up Value is first accumulated at 5% for 6 months ($115,886 * 1.05 ^ (6 / 12) = $118,748) and then the withdrawal is applied
($118,748 - $118,748 * $8,000 / $102,000 = $109,434).

Withdrawals are always applied to the Highest Anniversary Value on a Pro-rata Basis. The $8,000 withdrawal is taken by applying a pro rata adjustment to the Highest Anniversary Value ($118,000 - $118,000 * $8,000 / $102,000 = $108,745).

                             CONTRACT
                              VALUE   PURCHASE             CONTRACT     HIGHEST
                              BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      VALUE     VALUE    BASE
--------------------     --- -------- -------- ---------- ----------- ----------- -------- --------
Beginning of Year 1..... 60        -- $100,000       --    $100,000    $100,000   $100,000 $100,000
Activity 6 months later. 60  $102,000 $ 10,000       --    $112,000    $110,000   $112,470 $112,470
Beginning of Year 2..... 61  $115,000       --       --    $115,000    $115,000   $115,247 $115,247
Activity 6 months later. 61  $117,000       --   $5,000    $112,000    $110,085   $113,093 $113,093
Beginning of Year 3..... 62  $118,000       --       --    $118,000    $118,000   $115,886 $118,000
Activity 6 months later. 62  $102,000       --   $8,000    $ 94,000    $108,745   $109,434 $109,434

EXAMPLE #6 -- A RESET IN THE GMIB IS ELECTED AT THE BEGINNING OF CONTRACT YEAR
4.

The Owner may elect to reset the Roll-up Value to the Contract Value beginning with the 3rd anniversary after rider election. A written request within 30 days prior to the Contract Anniversary will be required. If the reset is not elected on the first available anniversary, it will be available on future anniversaries. Once elected, the reset may not be elected for another 3 year period. A reset will only occur if the Contract Value is greater than the Roll-up Value on the date of reset. The reset is not available after age 80. The optional reset was elected in the example on the highlighted Contract Anniversary. Upon reset, the Roll-up Value is set to the current Contract Value and future Roll-up Values will be based on the new amount. The charge may increase upon reset and there is a new 10 year period before GMIB may be annuitized. In this example, the Owner could not annuitize until their 13th Contract Anniversary (10 years after the latest reset). Annualized monthly income based on a life with 60 months certain and a male Annuitant is illustrated below for the first benefit date. The GMIB Fixed Annuity Payment column reflects the amount of income provided by the GMIB Benefit Base if the GMIB is exercised. The Fixed Annuity Payment Guaranteed under the base contract reflects the amount of Fixed Annuity Payment provided by the Contract Value under the minimum contract guarantees.

                                                                                                   FIXED
                                                                                                  ANNUITY
                                                                                                  PAYMENT
                  CONTRACT                                                                GMIB   GUARANTEED
                   VALUE   PURCHASE             CONTRACT     HIGHEST                      FIXED  UNDER THE
CONTRACT           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ANNIVERSARY ROLL-UP  BENEFIT  ANNUITY    BASE
ANNIVERSARY   AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      VALUE     VALUE    BASE    PAYMENT  CONTRACT
-----------   --- -------- -------- ---------- ----------- ----------- -------- -------- ------- ----------
Beginning of
  Year 1..... 60        -- $100,000     --      $100,000    $100,000   $100,000 $100,000      --       --
Beginning of
  Year 2..... 61  $105,000       --     --      $105,000    $105,000   $105,000 $105,000      --       --
Beginning of
  Year 3..... 62  $113,000       --     --      $113,000    $113,000   $110,250 $113,000      --       --
Beginning of
  Year 4..... 63  $126,000       --     --      $126,000    $126,000   $126,000 $126,000      --       --
Beginning of
  Year 5..... 64  $128,000       --     --      $128,000    $128,000   $132,300 $132,300      --       --
Beginning of
  Year 6..... 65  $125,000       --     --      $125,000    $128,000   $138,915 $138,915      --       --
Beginning of
  Year 7..... 66  $129,000       --     --      $129,000    $129,000   $145,861 $145,861      --       --
Beginning of
  Year 8..... 67  $134,000       --     --      $134,000    $134,000   $153,154 $153,154      --       --
Beginning of
  Year 9..... 68  $126,000       --     --      $126,000    $134,000   $160,811 $160,811      --       --
Beginning of
  Year 10.... 69  $138,000       --     --      $138,000    $138,000   $168,852 $168,852      --       --
Beginning of
  Year 11.... 70  $141,000       --     --      $141,000    $141,000   $177,295 $177,295      --       --
Beginning of
  Year 12.... 71  $146,000       --     --      $146,000    $146,000   $186,159 $186,159      --       --
Beginning of
  Year 13.... 72  $148,000       --     --      $148,000    $148,000   $195,467 $195,467      --       --
Beginning of
  Year 14.... 73  $149,000       --     --      $149,000    $149,000   $205,241 $205,241 $10,632  $11,122

   APPENDIX H -- EXAMPLES OF THE OVATION LIFETIME INCOME II SINGLE AND JOINT
                                    OPTIONS

Below are several examples that are designed to help show how the Ovation Lifetime Income II (Single and Joint) rider functions. The examples assume the Single option for purposes of the applicable Annual Income Percentage and corresponding GAI. Under the Joint option, the Benefit Base calculations are identical to Single but the applicable Annual Income Percentage and GAI are less and will be based on the age of the youngest Designated Life. A complete description of this optional rider can be found in the section of this Prospectus entitled 'Optional Living Benefit Riders'. Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1-5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. This example assumes the rider was elected when the contract was issued. The initial values are based on an initial Purchase Payment of $100,000 and the age of the oldest Owner for Ovation II -- Single.

                         CONTRACT                                          GUARANTEED
                          VALUE   PURCHASE             CONTRACT              ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE      (GAI)
-------------        --- -------- -------- ---------- ----------- -------- ----------
Beginning of Year 1. 64     --    $100,000     --      $100,000   $100,000   $4,500

Initial benefit base = initial Purchase Payment = 100,000.

Initial GAI = initial benefit base X annual income percentage = 100,000 X 4.5% = 4,500.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT.

If additional Purchase Payments are received, the benefit base will increase by the amount of the Purchase Payment. For each subsequent Purchase Payment, the GAI will be increased by an amount equal to the amount of the Purchase Payment multiplied by the annual income percentage based on the applicable age as of the date of the Purchase Payment.

                                 CONTRACT                                          GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE      (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ----------
Beginning of Year 1......... 64       --  $100,000     --      $100,000   $100,000   $4,500
Activity (Purchase Payment). 65  $99,000  $ 20,000     --      $119,000   $120,000   $5,500

After the additional Purchase Payment:

Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = 100,000 + 20,000 = 120,000.

GAI = existing GAI + (Purchase Payment amount X annual income percentage) = 4,500 + (20,000 X 5%) = 5,500.

EXAMPLE #3 -- BENEFIT BASE RESET.

On each Contract Anniversary (reset date), the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. The GAI will be reset to the annual income percentage based on the applicable age as of the reset date multiplied by the benefit base, but will never be lower than the GAI immediately prior to the reset date.

                                 CONTRACT                                          GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE      (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ----------
Beginning of Year 1......... 64        -- $100,000     --      $100,000   $100,000   $4,500
Activity (Purchase Payment). 65  $ 99,000 $ 20,000     --      $119,000   $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --     --      $122,000   $122,000   $6,100

After the reset:

Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of (122,000, 120,000) = 122,000.

GAI = greater of benefit base X annual income percentage or GAI prior to the reset = maximum of (122,000 X 5% or 5,500) = 6,100.

EXAMPLE #4 -- BENEFIT BASE ENHANCEMENT.

On each Contract Anniversary, for the first 10 years following the rider effective date, after each Contract Year in which there have been no withdrawals, the benefit base from the prior Contract Anniversary, plus any Purchase Payments made during the Contract Year, will be increased by 6%. If the resulting amount is greater than the current benefit base, it will become the new benefit base. The GAI will be the annual income percentage based on the applicable age as of the Contract Anniversary (i.e., 4.5% at age 64 and 5% at age 65) multiplied by the new benefit base. This example demonstrates the benefit base enhancement at the first Contract Anniversary.

                                 CONTRACT                                          GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE      (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ----------
Beginning of Year 1......... 64        -- $100,000     --      $100,000   $100,000   $4,500
Activity (Purchase Payment). 65  $ 99,000 $ 20,000     --      $119,000   $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --     --      $122,000   $122,000   $6,100
Benefit Base Enhancement.... 65  $122,000       --     --      $122,000   $127,200   $6,360

After the enhancement:

Benefit base = the greater of the current benefit base or the benefit base at the prior Contract Anniversary plus Purchase Payments received, multiplied by 106%. The current benefit base is 122,000. The benefit base at the prior Contract Anniversary plus Purchase Payments multiplied by 106% equals 127,200. Thus, the benefit base becomes 127,200.

GAI = benefit base X annual income percentage = 127,200 X 5% = 6,360.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAI, FOLLOWED BY SUBSEQUENT YEARS OF NO WITHDRAWALS.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustment to the GAI. The benefit base will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a Contract Year will not be carried over to the next Contract Year.

                                      CONTRACT                                          GUARANTEED
                                       VALUE   PURCHASE             CONTRACT              ANNUAL
                                       BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME
CONTRACT YEAR                     AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE      (GAI)
-------------                     --- -------- -------- ---------- ----------- -------- ----------
Beginning of Year 1.............. 64        -- $100,000       --    $100,000   $100,000   $4,500
Activity (Purchase Payment)...... 65  $ 99,000 $ 20,000       --    $119,000   $120,000   $5,500
Benefit Base Reset............... 65  $122,000       --       --    $122,000   $122,000   $6,100
Benefit Base Enhancement......... 65  $122,000       --       --    $122,000   $127,200   $6,360
Beginning of Year 2.............. 65  $122,000       --       --    $122,000   $127,200   $6,360
Activity (withdrawal)............ 66  $120,000       --   $6,360    $113,640   $120,840   $6,360
Beginning of Year 3.............. 66  $118,500       --       --    $118,500   $120,840   $6,360
Beginning of Year 4 Benefit Base
  Enhancement.................... 67  $119,600       --       --    $119,600   $128,090   $6,404

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - withdrawal amount = 127,200 - 6,360 = 120,840.

The GAI remains unchanged.

At the beginning of year 3, the Contract Value is less than the current benefit base so no benefit base reset occurs. Since there were withdrawals during year 2, the benefit base is not eligible for the benefit base enhancement and the benefit base and GAI remain unchanged.

At the beginning of year 4, the Contract Value is still less than the current benefit base so no benefit base reset occurs. However, because there were no withdrawals in the prior year, the benefit base is increased as a result of the benefit base enhancement feature.

Benefit base = benefit base on the prior Contract Anniversary plus Purchase Payments received, multiplied by 106%. No additional Purchase Payments were received so the new benefit base is $120,840 X 106% = $128,090.

GAI = benefit base X annual income percentage = 128,090 X 5% = 6,404.

EXAMPLE #6 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustment to the GAI. Amounts withdrawn in excess of the GAI will result in a pro-rata adjustment to both the benefit base and GAI. The adjustment will be based on the Contract Value prior to the amount of the withdrawal that exceeds the GAI for the Contract Year.

                                 CONTRACT                                          GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE      (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ----------
Beginning of Year 1......... 64        -- $100,000       --    $100,000   $100,000   $4,500
Activity (Purchase Payment). 65  $ 99,000 $ 20,000       --    $119,000   $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --       --    $122,000   $122,000   $6,100
Benefit Base Enhancement.... 65  $122,000       --       --    $122,000   $127,200   $6,360
Beginning of Year 2......... 65  $122,000       --       --    $122,000   $127,200   $6,360
Activity (withdrawal)....... 66  $120,000       --  $ 6,360    $113,640   $120,840   $6,360
Activity (withdrawal)....... 66  $113,640       --  $53,640    $ 60,000   $ 63,801   $3,358

After the second withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal X amount of excess withdrawal / Contract Value prior to the withdrawal] = 120,840 - [120,840 X 53,640 / 113,640] = 63,801. Thus, the
benefit base becomes 63,801.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal X amount of excess withdrawal / Contract Value prior to the withdrawal] = 6,360 - [6,360 X 53,640 / 113,640] = 3,358. Thus, the GAI becomes 3,358.

NOTE -- IF THERE WAS ONE WITHDRAWAL OF 60,000 RATHER THAN TWO WITHDRAWALS, THE CALCULATIONS ARE:

Benefit base = benefit base prior to the excess withdrawal - [benefit base prior to the excess withdrawal X amount of excess withdrawal / Contract Value prior to the excess withdrawal] = (127,200 - 6,360) - [(127,200 - 6,360) X
(60,000 - 6,360) / (120,000 - 6,360)] = 63,801. Thus, the benefit base becomes
63,801.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal X amount of excess withdrawal / Contract Value prior to the excess withdrawal] = 6,360 - [6,360 X (60,000 - 6,360) / (120,000 - 6,360)] = 3,358. Thus, the GAI becomes
3,358.

EXAMPLE #7 -- YOUNGER OWNER(S) WITH WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in a pro-rata adjustment based on Contract Value to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage based on the applicable age as of the date of the withdrawal.

                                 CONTRACT                                          GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE      (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ----------
Beginning of Year 1......... 44        -- $100,000       --    $100,000   $100,000   $4,500
Activity (Purchase Payment). 45  $ 99,000 $ 20,000       --    $119,000   $120,000   $5,400
Benefit Base Reset.......... 45  $122,000       --       --    $122,000   $122,000   $5,490
Benefit Base Enhancement.... 45  $122,000       --       --    $122,000   $127,200   $5,724
Beginning of Year 2......... 45  $122,000       --       --    $122,000   $127,200   $5,724
Activity (withdrawal)....... 46  $120,000       --   $5,724    $114,276   $121,133   $5,451

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = 127,200 - [127,200 X 5,724 / 120,000] = 121,133. Thus, the benefit base becomes
121,133.

GAI = benefit base after the withdrawal X 4.5% = 121,133 X 4.5% = 5,451. Thus, the GAI becomes 5,451.

EXAMPLE #8 -- 200% BENEFIT BASE GUARANTEE.

On the later of the 10th Contract Anniversary or the Contract Anniversary on or immediately following the 70/th/ birthday of the oldest Owner (or Annuitant if non-natural), if no previous withdrawals have been taken, the benefit base is guaranteed to be at least: 200% of the initial benefit base + 200% of Purchase Payments in the first rider year + 100% of Purchase Payments after the first rider year.

                                 CONTRACT                                          GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE      (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ----------
Beginning of Year 1......... 64        -- $100,000     --      $100,000   $100,000  $ 4,500
Purchase Payment............ 65  $ 99,000 $ 20,000     --      $119,000   $120,000  $ 5,500
Benefit Base Reset.......... 65  $122,000       --     --      $122,000   $122,000  $ 6,100
Benefit Base Enhancement.... 65  $122,000       --     --      $122,000   $127,200  $ 6,360
Beginning of Year 2......... 65  $122,000       --     --      $122,000   $127,200  $ 6,360
Beginning of Year 3......... 66  $128,000       --     --      $128,000   $134,832  $ 6,742
Beginning of Year 4......... 67  $113,000       --     --      $113,000   $142,922  $ 7,146
Beginning of Year 5......... 68  $108,000       --     --      $108,000   $151,497  $ 7,575
Beginning of Year 6......... 69  $110,000       --     --      $110,000   $160,587  $ 8,029
Beginning of Year 7......... 70  $126,000       --     --      $126,000   $170,222  $ 8,511
Beginning of Year 8......... 71  $130,000       --     --      $130,000   $180,436  $ 9,022
Activity (Purchase Payment). 71  $132,000 $ 15,000     --      $147,000   $195,436  $ 9,772
Beginning of Year 9......... 72  $141,000       --     --      $141,000   $207,162  $10,358
Beginning of Year 10........ 73  $145,000       --     --      $145,000   $219,591  $10,980
200% Benefit Base Guarantee. 74  $150,000       --     --      $150,000   $255,000  $12,750

After the adjustment for the 200% Benefit Base Guarantee:

Benefit base = the greater of (a) or (b) or (c), where:

   (a) is the [Prior Contract Anniversary benefit base + Purchase Payments received during the Contract Year] x 106%, and

   (b) is the Contract Value, and

   (c) is 200% of the initial benefit base + 200% of Purchase Payments in the first rider year + 100% of Purchase Payments after the first rider year.

= the greater of

   (a) 219,591 X 106% = 232,766

   (b) 150,000

   (c) 200% x [100,000 + 20,000] + 100% x 15,000 = 255,000

Thus, the benefit base becomes 255,000.

GAI = benefit base x annual income percentage = 255,000 x 5% = 12,750. Thus, the GAI becomes 12,750.

 APPENDIX I -- EXAMPLES OF THE MYPATH HIGHEST ANNIVERSARY DEATH BENEFIT SINGLE
                               AND JOINT OPTIONS

Below are several examples that are designed to help show how the MyPath Highest Anniversary Death Benefit -- Single and MyPath Highest Anniversary Death Benefit -- Joint riders function. A level GAI of $4,000 is assumed for illustration purposes in the examples below. Additional information on how to calculate GAI can be found in the MyPath Core Flex and MyPath Value descriptions in the section of this Prospectus entitled "Optional Living Benefit Riders." A complete description of this optional contract feature can be found in the section of this Prospectus entitled "Death Benefits - Optional Death Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1-5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the Designated Life (youngest Designated Life for the Joint option).

                            CONTRACT                     CONTRACT   HIGHEST
                             VALUE   PURCHASE             VALUE   ANNIVERSARY
                             BEFORE  PAYMENTS WITHDRAWAL  AFTER      DEATH
   CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY   BENEFIT
   -------------        --- -------- -------- ---------- -------- -----------
   Beginning of Year 1. 63     $0    $100,000     --     $100,000  $100,000

Initial Highest Anniversary Death Benefit = initial Purchase Payment = $100,000.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT IN THE FIRST CONTRACT YEAR.

If additional Purchase Payments are received, the Highest Anniversary Death Benefit will increase by the amount of the Purchase Payment.

                                 CONTRACT                     CONTRACT   HIGHEST
                                  VALUE   PURCHASE             VALUE   ANNIVERSARY
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER      DEATH
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY   BENEFIT
-------------                --- -------- -------- ---------- -------- -----------
Beginning of Year 1......... 63  $      0 $100,000     --     $100,000  $100,000
Activity (purchase payment). 63  $105,000 $ 20,000     --     $125,000  $120,000

After the additional Purchase Payment:

Highest Anniversary Death Benefit = Highest Anniversary Death Benefit prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

EXAMPLE #3 -- HIGHEST ANNIVERSARY DEATH BENEFIT ON CONTRACT ANNIVERSARY.

On each Contract Anniversary, prior to age 80, the Highest Anniversary Death Benefit is increased to the Contract Value if the Contract Value is greater than the then current Highest Anniversary Death Benefit.

                                 CONTRACT                     CONTRACT   HIGHEST
                                  VALUE   PURCHASE             VALUE   ANNIVERSARY
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER      DEATH
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY   BENEFIT
-------------                --- -------- -------- ---------- -------- -----------
Beginning of Year 1......... 63  $      0 $100,000     --     $100,000  $100,000
Activity (purchase payment). 63  $105,000 $ 20,000     --     $125,000  $120,000
Beginning of Year 2......... 64  $126,000 $      0     --     $126,000  $126,000

After the Contract Anniversary:

Highest Anniversary Death Benefit = greater of Contract Value or Highest Anniversary Death Benefit prior to the Contract Anniversary = maximum of ($126,000, $120,000) = $126,000.

EXAMPLE #4 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING A CONTRACT YEAR LESS THAN OR EQUAL TO GAI.

After the benefit date, cumulative amounts withdrawn up to the $4,000 GAI will result in a dollar for dollar adjustment to the Highest Anniversary Death Benefit.

                                 CONTRACT                     CONTRACT   HIGHEST
                                  VALUE   PURCHASE             VALUE   ANNIVERSARY
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER      DEATH
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY   BENEFIT
-------------                --- -------- -------- ---------- -------- -----------
Beginning of Year 1......... 63  $      0 $100,000       --   $100,000  $100,000
Activity (purchase payment). 63  $105,000 $ 20,000       --   $125,000  $120,000
Beginning of Year 2......... 64  $126,000 $      0       --   $126,000  $126,000
Activity (withdrawal)....... 64  $130,000 $      0   $4,000   $126,000  $122,000

After the withdrawal:

Highest Anniversary Death Benefit = Highest Anniversary Death Benefit prior to the withdrawal -- amount of the withdrawal = $126,000 - $4,000 = $122,000.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING A CONTRACT YEAR THAT EXCEED THE GAI.

After the benefit date, cumulative amounts withdrawn in excess of the $4,000 GAI will result in a dollar for dollar adjustment to the Highest Anniversary Death Benefit on the amounts less than or equal to the remaining GAI and an adjustment on a Pro-rata Basis to the Highest Anniversary Death Benefit for the amount of the excess withdrawal. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.

                                 CONTRACT                     CONTRACT   HIGHEST
                                  VALUE   PURCHASE             VALUE   ANNIVERSARY
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER      DEATH
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY   BENEFIT
-------------                --- -------- -------- ---------- -------- -----------
Beginning of Year 1......... 63  $      0 $100,000       --   $100,000  $100,000
Activity (purchase payment). 63  $105,000 $ 20,000       --   $125,000  $120,000
Beginning of Year 2......... 64  $126,000 $      0       --   $126,000  $126,000
Activity (withdrawal)....... 64  $130,000 $      0   $4,000   $126,000  $122,000
Beginning of Year 3......... 65  $129,000 $      0       --   $129,000  $129,000
Activity (withdrawal)....... 65  $130,000 $      0   $8,000   $122,000  $121,032

At the beginning of year 3:

Highest Anniversary Death Benefit = greater of Contract Value or Highest Anniversary Death Benefit prior to the Contract Anniversary = maximum of ($129,000, $122,000) = $129,000

After the excess withdrawal:

Highest Anniversary Death Benefit = [Highest Anniversary Death Benefit prior to the withdrawal -- remaining GAI] -- [(Highest Anniversary Value prior to withdrawal -- remaining GAI) x amount of excess withdrawal / (Contract Value prior to the withdrawal -- remaining GAI)] = ($129,000 - $4,000) - [($129,000 -
$4,000) x ($8,000 - $4,000) / ($130,000 - $4,000)] = $121,032.

EXAMPLE #6 -- WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the Highest Anniversary Death Benefit.

                                 CONTRACT                     CONTRACT   HIGHEST
                                  VALUE   PURCHASE             VALUE   ANNIVERSARY
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER      DEATH
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY   BENEFIT
-------------                --- -------- -------- ---------- -------- -----------
Beginning of Year 1......... 45  $      0 $100,000       --   $100,000  $100,000
Activity (purchase payment). 45  $105,000 $ 20,000       --   $125,000  $120,000
Beginning of Year 2......... 46  $126,000 $      0       --   $126,000  $126,000
Activity (withdrawal)....... 46  $130,000 $      0   $4,000   $126,000  $122,123

After the withdrawal:

Highest Anniversary Death Benefit = Highest Anniversary Death Benefit prior to the withdrawal -- [Highest Anniversary Death Benefit prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $126,000 - [$126,000 X $4,000 / $130,000] = $122,123.

    APPENDIX J - EXAMPLES OF THE MYPATH CORE FLEX SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the MyPath Core Flex (Single and Joint) riders function. The examples assume the Single option for purposes of the applicable annual income percentage and corresponding GAI. Under the Joint option, the benefit base calculations are identical to Single, but the applicable annual income percentage is less and will be based on the age of the youngest Designated Life. A complete description of this optional rider can be found in the section of this Prospectus entitled "Optional Living Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

The examples are based on contracts applied for on or after July 21, 2014, for purposes of the applicable annual income percentage and corresponding GAI. For contracts applied for prior to July 21, 2014, the benefit base calculations are identical to the examples provided in the appendices, but the annual income percentage and corresponding GAI will be different based on the applicable annual income percentage in effect at that time.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1-5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the Designated Life.

                         CONTRACT                     CONTRACT                                 GUARANTEED
                          VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------        --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1. 63     $0    $100,000     --     $100,000 $100,000  $100,000      4.10%     $4,100

Initial benefit base = initial Purchase Payment = $100,000.

Enhancement base = initial Purchase Payment = $100,000.

Annual income percentage = based on current age = 4.10%.

Initial GAI = initial benefit base X annual income percentage = $100,000 X 4.10% = $4,100.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT BEFORE FIRST WITHDRAWAL.

Until the later of the first Contract Anniversary or the first withdrawal, if additional Purchase Payments are accepted, the benefit base and enhancement base will increase by the amount of the Purchase Payment. For eligible Purchase Payments, the GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --     $100,000 $100,000  $100,000      4.10%     $4,100
Activity (purchase payment). 63  $105,000 $ 20,000     --     $125,000 $120,000  $120,000      4.10%     $4,920

After the additional Purchase Payment:

Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

Enhancement base = enhancement base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

GAI = new benefit base X annual income percentage = $120,000 X 4.10% = $4,920.

EXAMPLE #3 -- BENEFIT BASE ENHANCEMENT.

On each Contract Anniversary during the enhancement period, in each Contract Year where there is no withdrawal activity, the benefit base will be increased by the enhancement rate multiplied by the enhancement base. Following any applicable benefit base enhancement, the benefit base will be automatically reset to the current Contract Value, if higher (this is a benefit base reset). The GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --     $100,000 $100,000  $100,000      4.10%     $4,100
Activity (purchase payment). 63  $105,000 $ 20,000     --     $125,000 $120,000  $120,000      4.10%     $4,920
Beginning of Year 2......... 64  $126,000 $      0     --     $126,000 $127,200  $120,000      4.10%     $5,215

After the enhancement:

Enhancement = the enhancement base X enhancement rate = $120,000 X 6.0% =
$7,200.

Benefit base = the benefit base prior to the enhancement plus the enhancement amount = $120,000 + $7,200 = $127,200

On a benefit base reset:

Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($126,000, $127,200) = $127,200; No benefit base reset occurred.

Enhancement base = no impact = $120,000.

Annual income percentage = based on the current age as there have been no withdrawals yet = 4.10%.

GAI = new benefit base X annual income percentage = $127,200 X 4.10% = $5,215.

EXAMPLE #4 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR LESS THAN OR EQUAL TO THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --   $100,000 $100,000  $100,000      4.10%     $4,100
Activity (purchase payment). 63  $105,000 $ 20,000       --   $125,000 $120,000  $120,000      4.10%     $4,920
Beginning of Year 2......... 64  $126,000 $      0       --   $126,000 $127,200  $120,000      4.10%     $5,215
Activity (withdrawal)....... 64  $130,000 $      0   $5,215   $124,785 $127,200  $120,000      4.10%     $5,215

After the withdrawal: Benefit base = no impact = $127,200.

Enhancement base = no impact= $120,000.

Annual income percentage = determined based on the current age as of the withdrawal date and will no longer change except in the case of a benefit base reset = 4.10%.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, BENEFIT BASE RESET FOLLOWED BY CUMULATIVE WITHDRAWALS DURING THE THIRD CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI. Amounts withdrawn in excess of the GAI will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --   $100,000 $100,000  $100,000      4.10%     $4,100
Activity (purchase payment). 63  $105,000 $ 20,000       --   $125,000 $120,000  $120,000      4.10%     $4,920
Beginning of Year 2......... 64  $126,000 $      0       --   $126,000 $127,200  $120,000      4.10%     $5,215
Activity (withdrawal)....... 64  $130,000 $      0  $ 5,215   $124,785 $127,200  $120,000      4.10%     $5,215
Beginning of Year 3......... 65  $129,000 $      0       --   $129,000 $129,000  $129,000      5.10%     $6,579
Activity (withdrawal)....... 65  $130,000 $      0  $60,000   $ 70,000 $ 73,164  $ 73,164      5.10%     $3,731

At the beginning of year 3:

Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($129,000, $127,200) = $129,000.

Enhancement base = due to the benefit base reset is increased to the value of the benefit base = $129,000.

Note: there is no enhancement due to the withdrawal that was taken during the year.

Annual income percentage = re-evaluated based on age at the time of the benefit base reset = 5.10%

GAI = new benefit base X annual income percentage = $129,000 X 5.10% = $6,579.

After the excess withdrawal:

Benefit base = benefit base prior to the excess withdrawal -- [benefit base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 - [$129,000 X ($60,000 - $6,579) / ($130,000 -
$6,579)] = $73,164.

Enhancement base = enhancement base prior to the excess withdrawal -- [enhancement base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 - [$129,000 X ($60,000 - $6,579) / ($130,000 - $6,579)] = $73,164.

GAI = new benefit base X annual income percentage = $73,164 X 5.10% = $3,731.

EXAMPLE #6 -- WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 45  $      0 $100,000       --   $100,000 $100,000  $100,000      4.10%     $4,100
Activity (purchase payment). 45  $105,000 $ 20,000       --   $125,000 $120,000  $120,000      4.10%     $4,920
Beginning of Year 2......... 46  $126,000 $      0       --   $126,000 $127,200  $120,000      4.10%     $5,215
Activity (withdrawal)....... 46  $130,000 $      0   $5,215   $124,785 $122,097  $115,186      4.10%     $5,006

After the withdrawal:

Benefit base = benefit base prior to the withdrawal -- [benefit base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $127,200 - [$127,200 X $5,215 / $130,000] = $122,097.

Enhancement base = enhancement base prior to the withdrawal -- [enhancement base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 - [$120,000 X $5,215 / $130,000] = $115,186.

GAI = new benefit base X annual income percentage = $122,097 X 4.10% = $5,006.

      APPENDIX K - EXAMPLES OF THE MYPATH ASCEND SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the MyPath Ascend (Single and Joint) riders function. The examples assume the Single option for purposes of the applicable annual income percentage and corresponding GAI. Under the Joint option, the benefit base calculations are identical to Single, but the applicable annual income percentage is less and will be based on the age of the youngest Designated Life. A complete description of this optional rider can be found in the section of this Prospectus entitled "Optional Living Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

The examples are based on contracts applied for on or after July 21, 2014, for purposes of the applicable annual income percentage and corresponding GAI. For contracts applied for prior to July 21, 2014, the benefit base calculations are identical to the examples provided in the appendices, but the annual income percentage and corresponding GAI will be different based on the applicable annual income percentage in effect at that time.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1-5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the Designated Life.

                         CONTRACT                     CONTRACT                                 GUARANTEED
                          VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------        --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1. 63     $0    $100,000     --     $100,000 $100,000  $100,000      4.10%     $4,100

Initial benefit base = initial Purchase Payment = $100,000.

Enhancement base = initial Purchase Payment = $100,000.

Annual income percentage = based on current age = 4.10%.

Initial GAI = initial benefit base X annual income percentage = $100,000 X 4.10% = $4,100.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT BEFORE FIRST WITHDRAWAL.

Until the later of the first Contract Anniversary or the first withdrawal, if additional Purchase Payments are accepted, the benefit base and enhancement base will increase by the amount of the Purchase Payment. For eligible Purchase Payments, the GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
       CONTRACT YEAR         AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
       -------------         --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --     $100,000 $100,000  $100,000      4.10%     $4,100
Activity (purchase payment). 63  $105,000 $ 20,000     --     $125,000 $120,000  $120,000      4.10%     $4,920

After the additional Purchase Payment:

Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

Enhancement base = enhancement base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

GAI = new benefit base X annual income percentage = $120,000 X 4.10% = $4,920.

EXAMPLE #3 -- BENEFIT BASE ENHANCEMENT.

On each Contract Anniversary during the enhancement period, in each Contract Year where there is no withdrawal activity, the benefit base will be increased by the enhancement rate multiplied by the enhancement base. Following any applicable benefit base enhancement, the benefit base will be automatically reset to the current Contract Value, if higher (this is a benefit base reset). The GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --     $100,000 $100,000  $100,000      4.10%     $4,100
Activity (purchase payment). 63  $105,000 $ 20,000     --     $125,000 $120,000  $120,000      4.10%     $4,920
Beginning of Year 2......... 64  $126,000 $      0     --     $126,000 $128,400  $120,000      4.10%     $5,264

After the enhancement:

Enhancement = the enhancement base X enhancement rate = $120,000 X 7.0% =
$8,400.

Benefit base = the benefit base prior to the enhancement plus the enhancement amount = $120,000 + $8,400 = $128,400

On a benefit base reset:

Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($126,000, $128,400) = $128,400; No benefit base reset occurred.

Enhancement base = no impact = $120,000.

Annual income percentage = based on the current age as there have been no withdrawals yet = 4.10%.

GAI = new benefit base X annual income percentage = $128,400 X 4.10% = $5,264.

EXAMPLE #4 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR LESS THAN OR EQUAL TO THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --   $100,000 $100,000  $100,000      4.10%     $4,100
Activity (purchase payment). 63  $105,000 $ 20,000       --   $125,000 $120,000  $120,000      4.10%     $4,920
Beginning of Year 2......... 64  $126,000 $      0       --   $126,000 $128,400  $120,000      4.10%     $5,264
Activity (withdrawal)....... 64  $130,000 $      0   $5,264   $124,736 $128,400  $120,000      4.10%     $5,264

After the withdrawal:

Benefit base = no impact = $128,400.

Enhancement base = no impact= $120,000.

Annual income percentage = determined based on the current age as of the withdrawal date and will no longer change except in the case of a benefit base reset = 4.10%.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, BENEFIT BASE RESET FOLLOWED BY CUMULATIVE WITHDRAWALS DURING THE THIRD CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI. Amounts withdrawn in excess of the GAI will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --   $100,000 $100,000  $100,000      4.10%     $4,100
Activity (purchase payment). 63  $105,000 $ 20,000       --   $125,000 $120,000  $120,000      4.10%     $4,920
Beginning of Year 2......... 64  $126,000 $      0       --   $126,000 $128,400  $120,000      4.10%     $5,264
Activity (withdrawal)....... 64  $130,000 $      0  $ 5,264   $124,736 $128,400  $120,000      4.10%     $5,264
Beginning of Year 3......... 65  $129,000 $      0       --   $129,000 $129,000  $129,000      5.10%     $6,579
Activity (withdrawal)....... 65  $130,000 $      0  $60,000   $ 70,000 $ 73,164  $ 73,164      5.10%     $3,731

At the beginning of year 3:

Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($129,000, $128,400) = $129,000.

Enhancement base = due to the benefit base reset is increased to the value of the benefit base = $129,000.

Note: there is no enhancement due to the withdrawal that was taken during the year.

Annual income percentage = re-evaluated based on age at the time of the benefit base reset = 5.10%

GAI = new benefit base X annual income percentage = $129,000 X 5.10% = $6,579.

After the excess withdrawal:

Benefit base = benefit base prior to the excess withdrawal -- [benefit base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 - [$129,000 X ($60,000 - $6,579) / ($130,000 -
$6,579)] = $73,164.

Enhancement base = enhancement base prior to the excess withdrawal -- [enhancement base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 - [$129,000 X ($60,000 - $6,579) / ($130,000 - $6,579)] = $73,164.

GAI = new benefit base X annual income percentage = $73,164 X 5.10% = $3,731.

EXAMPLE #6 -- WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
       CONTRACT YEAR         AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
       -------------         --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 45  $      0 $100,000       --   $100,000 $100,000  $100,000      4.10%     $4,100
Activity (purchase payment). 45  $105,000 $ 20,000       --   $125,000 $120,000  $120,000      4.10%     $4,920
Beginning of Year 2......... 46  $126,000 $      0       --   $126,000 $128,400  $120,000      4.10%     $5,264
Activity (withdrawal)....... 46  $130,000 $      0   $5,264   $124,736 $123,200  $115,141      4.10%     $5,051

After the withdrawal:

Benefit base = benefit base prior to the withdrawal -- [benefit base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $128,400 - [$128,400 X $5,264 / $130,000] = $123,200.

Enhancement base = enhancement base prior to the withdrawal -- [enhancement base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 - [$120,000 X $5,264 / $130,000] = $115,141.

GAI = new benefit base X annual income percentage = $123,200 X 4.10% = $5,051.

      APPENDIX L - EXAMPLES OF THE MYPATH SUMMIT SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the MyPath Summit (Single and Joint) riders function. The examples assume the Single option for purposes of the applicable annual income percentage and corresponding GAI. Under the Joint option, the benefit base calculations are identical to Single, but the applicable annual income percentage is less and will be based on the age of the youngest Designated Life. A complete description of this optional rider can be found in the section of this Prospectus entitled "Optional Living Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

The examples are based on contracts applied for on or after July 21, 2014, for purposes of the applicable annual income percentage and corresponding GAI. For contracts applied for prior to July 21, 2014, the benefit base calculations are identical to the examples provided in the appendices, but the annual income percentage and corresponding GAI will be different based on the applicable annual income percentage in effect at that time.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1-5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the Designated Life.

                         CONTRACT                     CONTRACT                     GUARANTEED
                          VALUE   PURCHASE             VALUE              ANNUAL     ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME     INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE    PERCENTAGE   (GAI)
-------------        --- -------- -------- ---------- -------- -------- ---------- ----------
Beginning of Year 1. 63     $0    $100,000     --     $100,000 $100,000    4.35%     $4,350

Initial benefit base = initial Purchase Payment = $100,000.

Annual income percentage = based on current age = 4.35%.

Initial GAI = initial benefit base X annual income percentage = $100,000 X 4.35% = $4,350.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT BEFORE FIRST WITHDRAWAL.

Until the later of the first Contract Anniversary or the first withdrawal, if additional Purchase Payments are accepted, the benefit base will increase by the amount of the Purchase Payment. For eligible Purchase Payments, the GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                     GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --     $100,000 $100,000    4.35%     $4,350
Activity (purchase payment). 63  $105,000 $ 20,000     --     $125,000 $120,000    4.35%     $5,220

After the additional Purchase Payment:

Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

GAI = new benefit base X annual income percentage = $120,000 X 4.35% = $5,220.

EXAMPLE #3 -- BENEFIT BASE RESET.

On each Contract Anniversary the benefit base will be automatically reset to the current Contract Value, if higher (this is a benefit base reset). The GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                     GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --     $100,000 $100,000    4.35%     $4,350
Activity (purchase payment). 63  $105,000 $ 20,000     --     $125,000 $120,000    4.35%     $5,220
Beginning of Year 2......... 64  $126,000 $      0     --     $126,000 $126,000    4.35%     $5,481

On a benefit base reset:

Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($126,000, $120,000) = $126,000.

Annual income percentage = based on the current age as there have been no withdrawals yet = 4.35%.

GAI = new benefit base X annual income percentage = $126,000 X 4.35% = $5,481.

EXAMPLE #4 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR LESS THAN OR EQUAL TO THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base or the GAI.

                                 CONTRACT                     CONTRACT                     GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --   $100,000 $100,000    4.35%     $4,350
Activity (purchase payment). 63  $105,000 $ 20,000       --   $125,000 $120,000    4.35%     $5,220
Beginning of Year 2......... 64  $126,000 $      0       --   $126,000 $126,000    4.35%     $5,481
Activity (withdrawal)....... 64  $130,000 $      0   $5,481   $124,519 $126,000    4.35%     $5,481

After the withdrawal:

Benefit base = no impact = $126,000.

Annual income percentage = determined based on the current age as of the withdrawal date and will no longer change except in the case of a benefit base reset = 4.35%.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, BENEFIT BASE RESET FOLLOWED BY CUMULATIVE WITHDRAWALS DURING THE THIRD CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base or the GAI. Amounts withdrawn in excess of the GAI will result in an adjustment on a Pro-rata Basis to the benefit base. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.

                                 CONTRACT                     CONTRACT                     GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --   $100,000 $100,000    4.35%     $4,350
Activity (purchase payment). 63  $105,000 $ 20,000       --   $125,000 $120,000    4.35%     $5,220
Beginning of Year 2......... 64  $126,000 $      0       --   $126,000 $126,000    4.35%     $5,481
Activity (withdrawal)....... 64  $130,000 $      0  $ 5,481   $124,519 $126,000    4.35%     $5,481
Beginning of Year 3......... 65  $129,000 $      0       --   $129,000 $129,000    5.35%     $6,902
Activity (withdrawal)....... 65  $130,000 $      0  $60,000   $ 70,000 $ 73,356    5.35%     $3,925

At the beginning of year 3:

Benefit base = due to the benefit base reset is reset to Contract Value = $129,000.

Annual income percentage = re-evaluated based on age at the time of the benefit base reset = 5.35%

GAI = new benefit base X annual income percentage = $129,000 X 5.35% = $6,902.

After the excess withdrawal:

Benefit base = benefit base prior to the excess withdrawal -- [benefit base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 - [$129,000 X ($60,000 - $6,902) / ($130,000 -
$6,902)] = $73,356.

GAI = new benefit base X annual income percentage = $73,356 X 5.35% = $3,925.

EXAMPLE #6 -- WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                     GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ---------- ----------
Beginning of Year 1......... 55  $      0 $100,000       --   $100,000 $100,000    4.35%     $4,350
Activity (purchase payment). 55  $105,000 $ 20,000       --   $125,000 $120,000    4.35%     $5,220
Beginning of Year 2......... 56  $126,000 $      0       --   $126,000 $126,000    4.35%     $5,481
Activity (withdrawal)....... 56  $130,000 $      0   $5,481   $124,519 $120,688    4.35%     $5,250

After the withdrawal:

Benefit base = benefit base prior to the withdrawal -- [benefit base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $126,000 - [$126,000 X $5,481 / $130,000] = $120,688.

GAI = new benefit base X annual income percentage = $120,688 X 4.35% = $5,250.

      APPENDIX M - EXAMPLES OF THE MYPATH VALUE SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the MyPath Value (Single and Joint) riders function. The examples assume the Single option for purposes of the applicable annual income percentage and corresponding GAI. Under the Joint option, the benefit base calculations are identical to Single, but the applicable annual income percentage is less and will be based on the age of the youngest Designated Life. A complete description of this optional rider can be found in the section of this Prospectus entitled "Optional Living Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

The examples are based on contracts applied for on or after July 21, 2014, for purposes of the applicable annual income percentage and corresponding GAI. For contracts applied for prior to July 21, 2014, the benefit base calculations are identical to the examples provided in the appendices, but the annual income percentage and corresponding GAI will be different based on the applicable annual income percentage in effect at that time.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1-5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000.

                         CONTRACT                     CONTRACT                     GUARANTEED
                          VALUE   PURCHASE             VALUE              ANNUAL     ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME     INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE    PERCENTAGE   (GAI)
-------------        --- -------- -------- ---------- -------- -------- ---------- ----------
Beginning of Year 1. 63     $0    $100,000     --     $100,000 $100,000    4.10%     $4,100

Initial benefit base = initial Purchase Payment = $100,000.

Annual income percentage = 4.10%

Initial GAI = initial benefit base X annual income percentage = $100,000 X 4.10% = $4,100.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT BEFORE FIRST WITHDRAWAL.

Until the later of the first Contract Anniversary or the first withdrawal, if additional Purchase Payments are accepted, the benefit base will increase by the amount of the Purchase Payment. For eligible Purchase Payments, the GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                     GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --     $100,000 $100,000    4.10%     $4,100
Activity (purchase payment). 63  $105,000 $ 20,000     --     $125,000 $120,000    4.10%     $4,920

After the additional Purchase Payment:

Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

GAI = new benefit base X annual income percentage = $120,000 X 4.10% = $4,920.

EXAMPLE #3 -- BENEFIT BASE RESET.

On each Contract Anniversary the benefit base will be automatically reset to the current Contract Value, if higher (this is a benefit base reset). The GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                     GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --     $100,000 $100,000    4.10%     $4,100
Activity (purchase payment). 63  $105,000 $ 20,000     --     $125,000 $120,000    4.10%     $4,920
Beginning of Year 2......... 64  $126,000 $      0     --     $126,000 $126,000    4.10%     $5,166

On a benefit base reset:

Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($126,000, $120,000) = $126,000.

GAI = new benefit base X annual income percentage = $126,000 X 4.10% = $5,166.

EXAMPLE #4 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR LESS THAN OR EQUAL TO THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base or the GAI.

                                 CONTRACT                     CONTRACT                     GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --   $100,000 $100,000    4.10%     $4,100
Activity (purchase payment). 63  $105,000 $ 20,000       --   $125,000 $120,000    4.10%     $4,920
Beginning of Year 2......... 64  $126,000 $      0       --   $126,000 $126,000    4.10%     $5,166
Activity (withdrawal)....... 64  $130,000 $      0   $5,166   $124,834 $126,000    4.10%     $5,166

After the withdrawal:

Benefit base = no impact = $126,000.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, BENEFIT BASE RESET FOLLOWED BY CUMULATIVE WITHDRAWALS DURING THE THIRD CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base or the GAI. Amounts withdrawn in excess of the GAI will result in an adjustment on a Pro-rata Basis to the benefit base. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.

                                 CONTRACT                     CONTRACT                     GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --   $100,000 $100,000    4.10%     $4,100
Activity (purchase payment). 63  $105,000 $ 20,000       --   $125,000 $120,000    4.10%     $4,920
Beginning of Year 2......... 64  $126,000 $      0       --   $126,000 $126,000    4.10%     $5,166
Activity (withdrawal)....... 64  $130,000 $      0  $ 5,166   $124,834 $126,000    4.10%     $5,166
Beginning of Year 3......... 65  $129,000 $      0  $     0   $129,000 $129,000    4.10%     $5,289
Activity (withdrawal)....... 65  $130,000 $      0  $60,000   $ 70,000 $ 72,407    4.10%     $2,969

At the beginning of year 3:

Benefit base = due to the benefit base reset is reset to Contract Value = $129,000.

GAI = new benefit base X annual income percentage = $129,000 X 4.10% = $5,289.

After the excess withdrawal:

Benefit base = benefit base prior to the excess withdrawal -- [benefit base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 - [$129,000 X ($60,000 - $5,289) / ($130,000 -
$5,289)] = $72,407.

GAI = new benefit base X annual income percentage = $72,407 X 4.10% = $2,969.

EXAMPLE #6 -- WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                     GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --   $100,000 $100,000    4.10%     $4,100
Activity (purchase payment). 63  $105,000 $ 20,000       --   $125,000 $120,000    4.10%     $4,920
Beginning of Year 2......... 64  $126,000 $      0       --   $126,000 $126,000    4.10%     $5,166
Activity (withdrawal)....... 64  $130,000 $      0   $5,166   $124,834 $120,993    4.10%     $4,961

After the withdrawal:

Benefit base = benefit base prior to the withdrawal -- [benefit base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $126,000 - [$126,000 X $5,166 / $130,000] = $120,993.

GAI = new benefit base X annual income percentage = $120,993 X 4.10% = $4,961.

   APPENDIX N -- EXAMPLES OF THE MYPATH ASCEND 2.0 SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the MyPath Ascend
2.0 (Single and Joint) riders function. The examples assume the Single option for purposes of the applicable annual income percentage and corresponding GAI. Under the Joint option, the benefit base calculations are identical to Single but the applicable annual income percentage is less and will be based on the age of the youngest Designated Life. A complete description of this optional rider can be found in the section of this Prospectus entitled "Optional Living Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

Examples 1-5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example.

EXAMPLE #1 -- INITIAL VALUES.

The initial values are based on an initial Purchase Payment of $100,000 and the age of the Designated Life.

                         CONTRACT                     CONTRACT                                 GUARANTEED
                          VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------        --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1. 63     $0    $100,000     --     $100,000 $100,000  $100,000      4.1%      $4,100

Initial benefit base = initial Purchase Payment = $100,000.

Enhancement base = initial Purchase Payment = $100,000.

Annual income percentage = based on current age = 4.1%.

Initial GAI = initial benefit base X annual income percentage = $100,000 X 4.1% = $4,100.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT BEFORE FIRST WITHDRAWAL.

Until the later of the first Contract Anniversary or the first withdrawal, if additional Purchase Payments are accepted, the benefit base and enhancement base will increase by the amount of the Purchase Payment. For eligible Purchase Payments, the GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --     $100,000 $100,000  $100,000      4.1%      $4,000
Activity (purchase payment). 63  $105,000 $ 20,000     --     $125,000 $120,000  $120,000      4.1%      $4,920

After the additional Purchase Payment:

Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

Enhancement base = enhancement base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

GAI = new benefit base X annual income percentage = $120,000 X 4.1% = $4,920.

EXAMPLE #3 -- BENEFIT BASE ENHANCEMENT.

On each Contract Anniversary during the enhancement period, in each Contract Year where there is no withdrawal activity, the benefit base will be increased by the enhancement rate multiplied by the enhancement base. Following any applicable benefit base enhancement, the benefit base will be automatically reset to the current Contract Value, if higher (this is a benefit base reset). The GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --     $100,000 $100,000  $100,000      4.1%      $4,100
Activity (purchase payment). 63  $105,000 $ 20,000     --     $125,000 $120,000  $120,000      4.1%      $4,920
Beginning of Year 2......... 64  $126,000 $      0     --     $126,000 $128,400  $120,000      4.1%      $5,264

After the enhancement:

Enhancement = the enhancement base X enhancement rate = $120,000 X 7.0% =
$8,400.

Benefit base = the benefit base prior to the enhancement plus the enhancement amount = $120,000 + $8,400 = $128,400.

On a benefit base reset:

Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($126,000, $128,400) = $128,400; No benefit base reset occurred.

Enhancement base = no impact = $120,000.

Annual income percentage = based on the current age as there have been no withdrawals yet = 4.1%.

GAI = new benefit base X annual income percentage = $128,400 X 4.1% = $5,264.

EXAMPLE #4 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR LESS THAN OR EQUAL TO THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --   $100,000 $100,000  $100,000      4.1%      $4,100
Activity (purchase payment). 63  $105,000 $ 20,000       --   $125,000 $120,000  $120,000      4.1%      $4,920
Beginning of Year 2......... 64  $126,000 $      0       --   $126,000 $128,400  $120,000      4.1%      $5,264
Activity (withdrawal)....... 64  $130,000 $      0   $5,264   $124,736 $128,400  $120,000      4.1%      $5,264

After the withdrawal:

Benefit base = no impact = $128,400.

Enhancement base = no impact = $120,000.

Annual income percentage = determined based on the current age as of the withdrawal date and will no longer change except in the case of a benefit base reset = 4.1%.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, BENEFIT BASE RESET FOLLOWED BY CUMULATIVE WITHDRAWALS DURING THE THIRD CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI. Amounts withdrawn in excess of the GAI will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --   $100,000 $100,000  $100,000      4.1%      $4,100
Activity (purchase payment). 63  $105,000 $ 20,000       --   $125,000 $120,000  $120,000      4.1%      $4,920
Beginning of Year 2......... 64  $126,000 $      0       --   $126,000 $128,400  $120,000      4.1%      $5,264
Activity (withdrawal)....... 64  $130,000 $      0  $ 5,264   $124,736 $128,400  $120,000      4.1%      $5,264
Beginning of Year 3......... 65  $129,000 $      0       --   $129,000 $129,000  $129,000      5.1%      $6,579
Activity (withdrawal)....... 65  $130,000 $      0  $60,000   $ 70,000 $ 73,164  $ 73,164      5.1%      $3,731

At the beginning of year 3:

Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($129,000, $128,400) = $129,000.

Enhancement base = due to the benefit base reset is increased to the value of the benefit base = $129,000.

Note: there is no enhancement due to the withdrawal that was taken during the year.

Annual income percentage = re-evaluated based on age at the time of the benefit base reset = 5.1%

GAI = new benefit base X annual income percentage = $129,000 X 5.1% = $6,579.

After the excess withdrawal:

Benefit base = benefit base prior to the excess withdrawal - [benefit base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 - [$129,000 X ($60,000 - $6,579) / ($130,000 -
$6,579)] = $73,164.

Enhancement base = enhancement base prior to the excess withdrawal - [enhancement base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 - [$129,000 X ($60,000 - $6,579) / ($130,000 - $6,579)] = $73,164.

GAI = new benefit base X annual income percentage = $73,164 X 5.1% = $3,731.

EXAMPLE #6 -- WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 45  $      0 $100,000       --   $100,000 $100,000  $100,000      4.1%      $4,100
Activity (purchase payment). 45  $105,000 $ 20,000       --   $125,000 $120,000  $120,000      4.1%      $4,920
Beginning of Year 2......... 46  $126,000 $      0       --   $126,000 $128,400  $120,000      4.1%      $5,264
Activity (withdrawal)....... 46  $130,000 $      0   $5,264   $124,736 $123,200  $115,141      4.1%      $5,051

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $128,400 - [$128,400 X $5,264 / $130,000] = $123,200.

Enhancement base = enhancement base prior to the withdrawal - [enhancement base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 - [$120,000 X $5,264 / $130,000] = $115,141.

GAI = new benefit base X annual income percentage = $123,200 X 4.1% = $5,051.

EXAMPLE #7 -- 200% BENEFIT BASE GUARANTEE.

On the later of the 12th Contract Anniversary following the rider effective date, or the Contract Anniversary on or following the 67th birthday of the Designated Life (youngest designated life if Joint), if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of all Purchase Payments made before the first Contract Anniversary multiplied by 200%, and all subsequent Purchase Payments made on or after the first Contract Anniversary.

If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, the benefit base will be set equal to the 200% benefit base guarantee. The benefit base after adjustment remains subject to the benefit base maximum of $4,000,000. If you take a withdrawal on or before the date your benefit base is eligible for the 200% benefit base guarantee, the 200% benefit base guarantee terminates without value.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 54  $      0 $100,000     --     $100,000 $100,000  $100,000      4.1%     $ 4,100
Activity (purchase payment). 55  $105,000 $ 20,000     --     $125,000 $120,000  $120,000      4.1%     $ 4,920
Beginning of Year 2......... 55  $112,000 $      0     --     $112,000 $128,400  $120,000      4.1%     $ 5,264
Beginning of Year 3......... 56  $112,000 $      0     --     $112,000 $136,800  $120,000      4.1%     $ 5,609
Beginning of Year 4......... 57  $117,000 $      0     --     $117,000 $145,200  $120,000      4.1%     $ 5,953
Beginning of Year 5......... 58  $122,000 $      0     --     $122,000 $153,600  $120,000      4.1%     $ 6,298
Beginning of Year 6......... 59  $128,000 $      0     --     $128,000 $162,000  $120,000      4.1%     $ 6,642
Beginning of Year 7......... 60  $132,000 $      0     --     $132,000 $170,400  $120,000      4.1%     $ 6,986
Beginning of Year 8......... 61  $134,000 $      0     --     $134,000 $178,800  $120,000      4.1%     $ 7,331
Beginning of Year 9......... 62  $138,000 $      0     --     $138,000 $187,200  $120,000      4.1%     $ 7,675
Beginning of Year 10........ 63  $141,000 $      0     --     $141,000 $195,600  $120,000      4.1%     $ 8,020
Beginning of Year 11........ 64  $145,000 $      0     --     $145,000 $204,000  $120,000      4.1%     $ 8,364
Beginning of Year 12........ 65  $148,000 $      0     --     $148,000 $212,400  $120,000      5.1%     $10,832
Beginning of Year 13........ 66  $152,000 $      0     --     $152,000 $220,800        --      5.1%     $11,261
Beginning of Year 14........ 67  $168,000 $      0     --     $168,000 $240,000        --      5.1%     $12,240

After the 12th Contract Anniversary:

After the enhancement is credited, the Enhancement Base is no longer applicable as the Enhancement Period has ended.

After the 13th Contract Anniversary:

200% Benefit Base Guarantee = [200% * (total purchase payments in 1st contract year)] + (total purchase payments made after the 1st contract anniversary) = [200% * ($100,000 + $20,000)] + ($0) = $240,000

Benefit Base = the greater of the benefit base after any applicable benefit base enhancement or benefit base reset and the 200% Benefit Base Guarantee = maximum of ($220,800, $240,000) = $240,000.

GAI = new benefit base X annual income percentage = $240,000 X 5.1% = $12,240.

             APPENDIX O - EXAMPLES OF THE SURETRACK PLUS 90 OPTION

Below are several examples that are designed to help show how the SureTrack Plus 90 rider functions. A complete description of this optional rider can be found in the section of this Prospectus entitled "Optional Living Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1-6 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000.

                     CONTRACT                                  CONTRACT               YEARS
                      VALUE   ACCUMULATION PURCHASE             VALUE   ACCUMULATION  UNTIL
                      BEFORE  BASE BEFORE  PAYMENTS WITHDRAWAL  AFTER    BASE AFTER  BENEFIT
CONTRACT YEAR        ACTIVITY   ACTIVITY   RECEIVED   AMOUNT   ACTIVITY   ACTIVITY    DATE
-------------        -------- ------------ -------- ---------- -------- ------------ -------
Beginning of Year 1.    $0         $0      $100,000     $0     $100,000   $100,000     10

Initial accumulation base = initial Purchase Payment = $100,000.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT WITHIN 12 MONTHS OF ISSUE.

Within 12 months after issue and after each optional reset, if additional Purchase Payments are accepted, the accumulation base will increase by the amount of the Purchase Payment.

                             CONTRACT                                  CONTRACT               YEARS
                              VALUE   ACCUMULATION PURCHASE             VALUE   ACCUMULATION  UNTIL
                              BEFORE  BASE BEFORE  PAYMENTS WITHDRAWAL  AFTER    BASE AFTER  BENEFIT
CONTRACT YEAR                ACTIVITY   ACTIVITY   RECEIVED   AMOUNT   ACTIVITY   ACTIVITY    DATE
-------------                -------- ------------ -------- ---------- -------- ------------ -------
Beginning of Year 1......... $      0   $      0   $100,000     $0     $100,000   $100,000     10
Activity (purchase payment). $110,000   $100,000   $ 20,000     $0     $130,000   $120,000

After the additional Purchase Payment:

Accumulation base = accumulation base prior to Purchase Payment + Purchase Payment = $100,000 + $20,000 = $120,000.

EXAMPLE #3 -- AUTOMATIC ACCUMULATION BASE INCREASE ON RIDER ANNIVERSARY.

On each rider anniversary, the accumulation base will be set equal to the greater of 90% of the Contract Value or the accumulation base immediately before the anniversary.

                             CONTRACT                                  CONTRACT               YEARS
                              VALUE   ACCUMULATION PURCHASE             VALUE   ACCUMULATION  UNTIL
                              BEFORE  BASE BEFORE  PAYMENTS WITHDRAWAL  AFTER    BASE AFTER  BENEFIT
CONTRACT YEAR                ACTIVITY   ACTIVITY   RECEIVED   AMOUNT   ACTIVITY   ACTIVITY    DATE
-------------                -------- ------------ -------- ---------- -------- ------------ -------
Beginning of Year 1......... $      0   $      0   $100,000     $0     $100,000   $100,000     10
Activity (purchase payment). $110,000   $100,000   $ 20,000     $0     $130,000   $120,000
Beginning of Year 2......... $140,000   $120,000   $      0     $0     $140,000   $126,000      9

On an automatic increase:

90% of Contract Value = 90% X $140,000 = $126,000.

Accumulation base = greater of 90% of Contract Value or accumulation base prior to the increase = maximum of ($126,000, $120,000) = $126,000.

EXAMPLE #4 -- WITHDRAWAL.

A withdrawal of any amount at any time will reduce the accumulation base by the same proportion by which it reduces the Contract Value.

                             CONTRACT                                  CONTRACT               YEARS
                              VALUE   ACCUMULATION PURCHASE             VALUE   ACCUMULATION  UNTIL
                              BEFORE  BASE BEFORE  PAYMENTS WITHDRAWAL  AFTER    BASE AFTER  BENEFIT
CONTRACT YEAR                ACTIVITY   ACTIVITY   RECEIVED   AMOUNT   ACTIVITY   ACTIVITY    DATE
-------------                -------- ------------ -------- ---------- -------- ------------ -------
Beginning of Year 1......... $      0   $      0   $100,000  $     0   $100,000   $100,000     10
Activity (purchase payment). $110,000   $100,000   $ 20,000  $     0   $130,000   $120,000
Beginning of Year 2......... $140,000   $120,000   $      0  $     0   $140,000   $126,000      9
Activity (withdrawal)....... $130,000   $126,000   $      0  $13,000   $117,000   $113,400

After the withdrawal:

Accumulation base = accumulation base prior to withdrawal -- [accumulation base prior to withdrawal X withdrawal amount / Contract Value prior to withdrawal] = $126,000 - [$126,000 X $13,000 / $130,000] = $113,400.

EXAMPLE #5 -- OPTIONAL RESET ELECTED.

On any rider anniversary before the benefit date and while the oldest Owner is not older than 80, the client may elect an optional reset if the Contract Value exceeds the accumulation base. The accumulation base will be reset to the full Contract Value and a new benefit period will begin.

                             CONTRACT                                  CONTRACT               YEARS
                              VALUE   ACCUMULATION PURCHASE             VALUE   ACCUMULATION  UNTIL
                              BEFORE  BASE BEFORE  PAYMENTS WITHDRAWAL  AFTER    BASE AFTER  BENEFIT
CONTRACT YEAR                ACTIVITY   ACTIVITY   RECEIVED   AMOUNT   ACTIVITY   ACTIVITY    DATE
-------------                -------- ------------ -------- ---------- -------- ------------ -------
Beginning of Year 1......... $      0   $      0   $100,000  $     0   $100,000   $100,000     10
Activity (purchase payment). $110,000   $100,000   $ 20,000  $     0   $130,000   $120,000
Beginning of Year 2......... $140,000   $120,000   $      0  $     0   $140,000   $126,000      9
Activity (withdrawal)....... $130,000   $126,000   $      0  $13,000   $117,000   $113,400
Beginning of Year 3......... $125,000   $113,400   $      0  $     0   $125,000   $125,000     10

At the Beginning of Year 3:

Accumulation base = Due to the optional reset is reset to the Contract Value = $125,000.

Note: The number of years until the benefit date is reset to 10.

EXAMPLE #6 -- ADJUSTMENT TO CONTRACT VALUE ON BENEFIT DATE.

On the benefit date (the rider anniversary that coincides with the end of the most recent 10-year benefit period), if the accumulation base is greater than the Contract Value, the Contract Value will be adjusted by an amount equal to the accumulation base less the Contract Value.

                             CONTRACT                                  CONTRACT               YEARS
                              VALUE   ACCUMULATION PURCHASE             VALUE   ACCUMULATION  UNTIL
                              BEFORE  BASE BEFORE  PAYMENTS WITHDRAWAL  AFTER    BASE AFTER  BENEFIT
CONTRACT YEAR                ACTIVITY   ACTIVITY   RECEIVED   AMOUNT   ACTIVITY   ACTIVITY    DATE
-------------                -------- ------------ -------- ---------- -------- ------------ -------
Beginning of Year 1......... $      0   $      0   $100,000  $     0   $100,000   $100,000     10
Activity (purchase payment). $110,000   $100,000   $ 20,000  $     0   $130,000   $120,000
Beginning of Year 2......... $140,000   $120,000   $      0  $     0   $140,000   $126,000      9
Activity (withdrawal)....... $130,000   $126,000   $      0  $13,000   $117,000   $113,400
Beginning of Year 3......... $125,000   $113,400   $      0  $     0   $125,000   $125,000     10
End of Year 12.............. $ 90,000   $125,000   $      0  $     0   $125,000        N/A      0

After the adjustment:

Contract Value = Contract Value prior to adjustment + [accumulation base prior to adjustment -- Contract Value prior to adjustment] = $90,000 + [$125,000 - $90,000] = $125,000.

Note: After the adjustment is made, this rider will terminate and the accumulation base will no longer exist.

    APPENDIX P -- HISTORIC BENEFIT BASE ENHANCEMENT RATES AND ANNUAL INCOME
                                  PERCENTAGES

Below are the historic benefit base enhancement rates and annual income percentages applicable to the optional living benefit riders described in this Prospectus. If a rider is not listed, it means that the enhancement rates and the annual income percentages have not changed for the particular rider and are as stated in the current prospectus. A complete description of the riders can be found in the section of this Prospectus entitled "Optional Living Benefit Riders".

CONTRACTS APPLIED FOR BEFORE JULY 21, 2014

The tables below list the enhancement rates and annual income percentages applicable for contracts with optional living benefit riders applied for before JULY 21, 2014.

MYPATH CORE FLEX (SINGLE AND JOINT) OPTION
BENEFIT BASE ENHANCEMENT RATE: 6.0%

AGE             SINGLE ANNUAL INCOME PERCENTAGE  JOINT ANNUAL INCOME PERCENTAGE
---             ------------------------------- -------------------------------
Through age 64.              4.00%                           3.50%
65-74..........              5.00%                           4.50%
75-79..........              5.25%                           4.75%
80+............              6.00%                           5.50%

MYPATH ASCEND (SINGLE AND JOINT) OPTION*
BENEFIT BASE ENHANCEMENT RATE: 7.0%

AGE             SINGLE ANNUAL INCOME PERCENTAGE  JOINT ANNUAL INCOME PERCENTAGE
---             ------------------------------- -------------------------------
Through age 64.              4.00%                           3.50%
65-74..........              5.00%                           4.50%
75-79..........              5.25%                           4.75%
80+............              6.00%                           5.50%

*New sales of MyPath Ascend (Single and Joint) Option were discontinued on October 15, 2014

MYPATH SUMMIT (SINGLE AND JOINT) OPTION
BENEFIT BASE ENHANCEMENT RATE: not applicable

AGE             SINGLE ANNUAL INCOME PERCENTAGE  JOINT ANNUAL INCOME PERCENTAGE
---             ------------------------------- -------------------------------
Through age 64.              4.25%                           3.75%
65-74..........              5.25%                           4.75%
75-79..........              5.50%                           5.00%
80+............              6.25%                           5.75%

MYPATH VALUE (SINGLE AND JOINT) OPTION
BENEFIT BASE ENHANCEMENT RATE: not applicable

   AGE       SINGLE ANNUAL INCOME PERCENTAGE  JOINT ANNUAL INCOME PERCENTAGE
   ---       ------------------------------- -------------------------------
   All ages.              4.00%                           3.50%

      APPENDIX Q -- EXAMPLES OF THE PREMIER PROTECTOR DEATH BENEFIT RIDER

Below are several examples that are designed to help show how the Premier Protector (Premier Protector DB) death benefit option functions. A complete description of this optional contract feature can be found in the prospectus section "Death Benefits -- Optional Death Benefits". Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by sub-account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- SINGLE PURCHASE PAYMENT OF $100,000, NO WITHDRAWALS, AND CORRESPONDING RIDER VALUES.

The table below is meant to provide a numeric example of how the Highest Anniversary Value, 4% Increase Value and Contract Value vary relative to one another during periods of positive and negative market fluctuations.



                          CONTRACT                                                       PREMIER
                           VALUE   PURCHASE             CONTRACT     HIGHEST      4%    PROTECTOR
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ANNIVERSARY INCREASE   DEATH
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      VALUE     VALUE    BENEFIT
--------------------  --- -------- -------- ---------- ----------- ----------- -------- ---------
Beginning of Year 1.. 72        -- $100,000     --      $100,000    $100,000   $100,000 $100,000
Beginning of Year 2.. 73  $108,000       --     --      $108,000    $108,000   $104,000 $108,000
Beginning of Year 3.. 74  $119,000       --     --      $119,000    $119,000   $108,160 $119,000
Beginning of Year 4.. 75  $125,000       --     --      $125,000    $125,000   $112,486 $125,000
Beginning of Year 5.. 76  $112,000       --     --      $112,000    $125,000   $116,986 $125,000
Beginning of Year 6.. 77  $102,000       --     --      $102,000    $125,000   $121,665 $125,000
Beginning of Year 7.. 78  $121,000       --     --      $121,000    $125,000   $126,532 $126,532
Beginning of Year 8.. 79  $155,000       --     --      $155,000    $155,000   $131,593 $155,000
Beginning of Year 9.. 80  $130,000       --     --      $130,000    $155,000   $136,857 $155,000
Beginning of Year 10. 81  $140,000       --     --      $140,000    $155,000   $142,331 $155,000
Beginning of Year 11. 82  $156,000       --     --      $156,000    $156,000   $148,024 $156,000
Beginning of Year 12. 83  $150,000       --     --      $150,000    $156,000   $153,945 $156,000
Beginning of Year 13. 84  $165,000       --     --      $165,000    $165,000   $160,103 $165,000
Beginning of Year 14. 85  $166,000       --     --      $166,000    $166,000   $166,507 $166,507
Beginning of Year 15. 86  $160,000       --     --      $160,000    $166,000   $166,507 $166,507
Beginning of Year 16. 87  $170,000       --     --      $170,000    $166,000   $166,507 $166,507



In the example above, the beginning of year 2 illustrates the impact on rider values when the Contract Value increases. The Contract Value has increased to $108,000 and the Highest Anniversary Value is increased to the current Contract Value. The 4% Increase Value is calculated as the prior 4% Increase Value, accumulated at 4% for a year ($100,000 * 1.04 ^ (365 / 365) = $104,000). The death benefit for this rider is the greater of the Highest Anniversary Value and 4% Increase Value, resulting in a Premier Protector death benefit of $108,000.

In the example above, the beginning of year 5 illustrates the impact on rider values when the Contract Value decreases. The Contract Value has decreased to $112,000 and since that is less than the current Highest Anniversary Value of $125,000, it remains unchanged. The prior 4% Increase Value is accumulated at 4% ($112,486 * 1.04 ^ (365 / 365) = $116,986). The rider death benefit is the greater of the Highest Anniversary Value and 4% Increase Value, resulting in a Premier Protector death benefit of $125,000.

In the example above, the beginning of year 14 illustrates the Contract Anniversary following the oldest Owner's 85th birthday; the last anniversary at which the Highest Anniversary Value and 4% Increase Value have the potential to increase.

EXAMPLE #2 -- INITIAL VALUES AT ISSUE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

Examples 2 -- 5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the oldest Owner.



                          CONTRACT                                                       PREMIER
                           VALUE   PURCHASE             CONTRACT     HIGHEST      4%    PROTECTOR
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ANNIVERSARY INCREASE   DEATH
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      VALUE     VALUE    BENEFIT
--------------------  --- -------- -------- ---------- ----------- ----------- -------- ---------
Beginning of Year 1.. 67     --    $100,000     --      $100,000    $100,000   $100,000 $100,000



Initial Highest Anniversary Value = initial Purchase Payment = $100,000.

Initial 4% Increase Value = initial Purchase Payment = $100,000.

Initial Premier Protector Death Benefit = Maximum of Highest Anniversary Value and 4% Increase Value = maximum of ($100,000, $100,000) = $100,000.

EXAMPLE #3 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING THE FIRST CONTRACT
YEAR.

If additional Purchase Payments are received prior to age 85, the Highest Anniversary Value and 4% Increase Value will increase by the amount of the Purchase Payment.



                             CONTRACT                                                       PREMIER
                              VALUE   PURCHASE             CONTRACT     HIGHEST      4%    PROTECTOR
                              BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ANNIVERSARY INCREASE   DEATH
 CONTRACT ANNIVERSARY    AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      VALUE     VALUE    BENEFIT
 --------------------    --- -------- -------- ---------- ----------- ----------- -------- ---------
Beginning of Year 1..... 67        -- $100,000     --      $100,000    $100,000   $100,000 $100,000
Activity 6 months later. 67  $105,000 $ 20,000     --      $125,000    $120,000   $121,980 $121,980



After the additional Purchase Payment:

Highest Anniversary Value = Highest Anniversary Value prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

4% Increase Value = 4% Increase Value prior to the Purchase Payment accumulated until the time of the Purchase Payment + Purchase Payment amount = $100,000 * (1.04 ^ (6/12)) + $20,000 = $121,980.

Premier Protector Death Benefit = Maximum of Highest Anniversary Value and 4% Increase Value = maximum of ($120,000, $121,980) = $121,980.

EXAMPLE #4 -- HIGHEST ANNIVERSARY VALUE INCREASE ON CONTRACT ANNIVERSARY.

On each Contract Anniversary the Highest Anniversary Value will be increased to the Contract Value if the Contract Value is greater than the Highest Anniversary Value.



                             CONTRACT                                                       PREMIER
                              VALUE   PURCHASE             CONTRACT     HIGHEST      4%    PROTECTOR
                              BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ANNIVERSARY INCREASE   DEATH
 CONTRACT ANNIVERSARY    AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      VALUE     VALUE    BENEFIT
 --------------------    --- -------- -------- ---------- ----------- ----------- -------- ---------
Beginning of Year 1..... 67        -- $100,000     --      $100,000    $100,000   $100,000 $100,000
Activity 6 months later. 67  $105,000 $ 20,000     --      $125,000    $120,000   $121,980 $121,980
Beginning of Year 2..... 68  $130,000       --     --      $130,000    $130,000   $124,396 $130,000

After the increase:

Highest Anniversary Value = greater of Contract Value on Anniversary or prior Highest Anniversary Value = maximum of ($130,000, $120,000) = $130,000.

4% Increase Value = prior 4% Increase Value accumulated until the beginning of year 2 = $121,980 * (1.04 ^ (6/12)) = $124,396.

Premier Protector Death Benefit = Maximum of Highest Anniversary Value and 4% Increase Value = maximum of ($130,000, $124,396) = $130,000.

EXAMPLE #5 -- WITHDRAWAL FROM CONTRACT VALUE.

Amounts withdrawn will result in an adjustment on a Pro-rata Basis to the Highest Anniversary Value and the 4% Increase Value. The adjustment will be based on the Contract Value prior to the withdrawal.



                             CONTRACT                                                       PREMIER
                              VALUE   PURCHASE             CONTRACT     HIGHEST      4%    PROTECTOR
                              BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ANNIVERSARY INCREASE   DEATH
 CONTRACT ANNIVERSARY    AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      VALUE     VALUE    BENEFIT
 --------------------    --- -------- -------- ---------- ----------- ----------- -------- ---------
Beginning of Year 1..... 67        -- $100,000       --    $100,000    $100,000   $100,000 $100,000
Activity 6 months later. 67  $105,000 $ 20,000       --    $125,000    $120,000   $121,980 $121,980
Beginning of Year 2..... 68  $130,000       --       --    $130,000    $130,000   $124,396 $130,000
Activity 6 months later. 68  $126,000       --   $5,000    $121,000    $124,841   $121,825 $124,841



After the withdrawal:

Highest Anniversary Value = Highest Anniversary Value prior to the withdrawal - [Highest Anniversary Value prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $130,000 - [$130,000 * $5,000 / $126,000] = $124,841.

4% Increase Value = 4% Increase Value prior to the withdrawal - [4% Increase Value prior to the withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $124,396 * (1.04 ^ (6/12)) - [$124,396 * (1.04 ^ (6/12)) *
$5,000 / $126,000] = $121,825.

Premier Protector Death Benefit = Maximum of Highest Anniversary Value and 4% Increase Value = maximum of ($124,841, $121,825) = $124,841.

                                    PART B

                           INFORMATION REQUIRED IN A
                      STATEMENT OF ADDITIONAL INFORMATION

                           VARIABLE ANNUITY ACCOUNT
         CROSS REFERENCE SHEET TO STATEMENT OF ADDITIONAL INFORMATION

                                   FORM N-4

ITEM NUMBER      CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
---------------  --------------------------------------------------------------
   15.           Cover Page
   16.           Cover Page
   17.           General Information and History
   18.           Not applicable
   19.           Not applicable
   20.           Distribution of Contract
   21.           Performance
   22.           Independent Registered Public Accounting Firm
                 Registration Statement
   23.           Financial Statements

                           VARIABLE ANNUITY ACCOUNT
              ("VARIABLE ANNUITY ACCOUNT"), A SEPARATE ACCOUNT OF

                       MINNESOTA LIFE INSURANCE COMPANY
                              ("MINNESOTA LIFE")
                            400 ROBERT STREET NORTH
                        ST. PAUL, MINNESOTA 55101-2098

                           TELEPHONE: 1-800-362-3141

                      STATEMENT OF ADDITIONAL INFORMATION


THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: May 1, 2017


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Therefore, this Statement should be read in conjunction with the Variable Annuity Account's current Prospectus, bearing the same date, which may be obtained by calling Securian at 1-800-362-3141; or writing to Securian at Securian Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098.

       General Information and History
       Distribution of Contract
       Performance Data
       Independent Registered Public Accounting Firm
       Registration Statement
       Financial Statements

                        GENERAL INFORMATION AND HISTORY

The Variable Annuity Account is a separate investment account of the Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a stock life insurance company named Minnesota Life. Minnesota Life is a subsidiary of Securian Financial Group, Inc. which in turn is a wholly-owned subsidiary of Securian Holding Company, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

On May 1, 2014, Minnesota Life and its affiliates undertook a substitution of certain underlying investments in a transaction approved by the SEC. As part of that transaction, Minnesota Life and Securian Life (the Life Companies) agreed to make a reduction in Separate Account (or Sub-Account) expenses to those Contracts with assets allocated to specified Funds on May 1, 2014, as follows:

   . SECURIAN FUNDS TRUST - T.ROWE PRICE VALUE FUND - to the extent the Fund's annual net operating expenses exceed 0.98%, the Life Companies will make a corresponding reduction in Sub-Account expenses, until April 30, 2016, to those Contract Owners whose Sub-Account invests in the Fund.

   .   SECURIAN FUNDS TRUST - IVY(R)SMALL CAP GROWTH FUND -

       (i) to the extent the Fund's management fee exceeds 0.83% on assets over $1 billion, the Life Companies will make a corresponding reduction in Sub-Account expenses, until September 30, 2016, to those Contract Owners whose Sub-Account invests in the Fund; and

       (ii) to the extent the Fund's annual net operating expenses exceed 1.16%, the Life Companies will make a corresponding reduction in Sub-Account expenses, until April 30, 2016, to those Contract Owners whose Sub-Account invests in the Fund.

   . SECURIAN FUNDS TRUST - PYRAMIS(R)CORE EQUITY FUND - to the extent the Fund's annual net operating expenses exceeds 0.89% (Class 2 Shares) or 0.64% (Class 1 Shares), the Life Companies will make a corresponding reduction in Sub-Account expenses, for the life of each Contract outstanding on May 1, 2014, to those Contract Owners whose Sub-Account invests in the Fund.

                           DISTRIBUTION OF CONTRACT

The contract will be sold in a continuous offering by our life insurance agents who are also registered representatives of our affiliated broker-dealer, Securian Financial Services, Inc. ("Securian Financial") or other affiliated or unaffiliated broker-dealers who have entered into selling agreements with Securian Financial and Minnesota Life. Securian Financial acts as principal underwriter of the contracts.

Securian Financial and Advantus Capital Management, Inc. are wholly-owned subsidiaries of Securian Financial Group, Inc. Advantus Capital Management, Inc., is a registered investment adviser and the investment adviser to the following Securian Funds Trust, Portfolios: Bond, Government Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap, and Real Estate Securities. Securian Financial is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.


Amounts paid by Minnesota Life to the underwriter for 2016, 2015 and 2014 were $42,812,746, $47,222,709 and $43,100,936 respectively, for payment to associated dealers on the sale of the contracts, which includes other contracts issued through the Variable Annuity Account. Securian Financial also receives amounts from some of the Portfolios for services provided under a 12b-1 plan of distribution.


Agents of Minnesota Life who are also registered representatives of Securian Financial are compensated directly by Minnesota Life. Agents or registered representatives of other broker-dealers are paid by their broker-dealer. Minnesota Life makes payment to the broker-dealers and does not determine your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations providing in connection with the sale of your contract.

The categories of payments Minnesota Life provides are described in the prospectus. These categories are not mutually exclusive and Minnesota Life may choose to make additional types of payments in the future. Firms may receive payments under more than one, or all categories. Not all firms receive additional compensation and the amount of compensation varies. Minnesota Life determines which firms to provide support and the extent of any payments. It generally chooses to compensate firms that have an ability to distribute the contracts and that are willing to cooperate with our promotional efforts. We do not attempt to make an independent assessment of the cost of providing any service(s).

The following is a list of names of the registered broker-dealers, which are members of FINRA, that with respect to annuity business related to this contract, during the last calendar year , we are aware received additional payments of more than $5,000 with respect to annuity business during the last calendar year. While we endeavor to update this list annually, please note that interim changes or new arrangements may not be reflected in this information. We assume no duty to notify contractowners whether his or her registered representative should be included.

H Beck Inc.
6600 Rockledge Drive, Sixth Floor
Bethesda, Maryland 20817-1806

Commonwealth Financial Network
29 Sawyer Road
Waltham, MA  02453

Questar Capital
5701 Golden Hills Drive
Minneapolis, MN  55416

The Leaders Group
26 W. Dry Creek Circle #575
Littleton, CO  80120

Crump Life Insurance Services, Inc.
4250 Crums Mill Road
Harrisburg, PA  17112

Ameriprise Financial Services, Inc.
570 Ameriprise Financial Center
Minneapolis, MN 55474

Cetera Financial Group, Inc.
200 North Sepulveda Boulevard, Suite 1200
El Segundo, CA 90245

Summit Brokerage Services Inc.
595 South Federal Highway, Suite 500
Boca Raton, FL 33432

Valmark Securities, Inc.
130 Springside Drive, Suite 300
Akron, OK 44333

                                  PERFORMANCE

From time to time our advertising and other promotional material may quote the performance (yield and total return) of a sub-account. In addition, our reports or other communications to current or prospective contract owners may also quote the yield on total return of the sub-account. Quoted results are based on past performance and reflect the performance of all assets held in that sub-account for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

Total Returns

A sub-account may advertise its "average annual total return" over various periods of time. "Total return" represents the percentage change in value of an investment in the sub-account from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a sub-account's average annual total return for a specific measuring period, we take a hypothetical $1,000 investment in that sub-account, at its then applicable sub-account unit value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that sub-account ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a contract owner under the contract, including the mortality and expense risk fee, the administrative fee and the deduction of the applicable deferred sales charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any non-recurring fees or charges or any increase in the mortality and expense risk fee for an optional death benefit rider or any charge for other optional benefits. The annual maintenance fee is also taken into account if the contract has such fee. Because this fee may vary with the size of the account, we calculate the fee by taking the total amount of annual maintenance fee collected for the prior year and dividing it by the average contract value for the prior year and apply it in that fashion in accordance with SEC guidance. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                                     (1/N)
                               T = (ERV/P)  -1

Where  T    =   average annual total return
       ERV  =   ending redeemable value
       P    =   hypothetical initial payment of  $1,000
       N    =   number of years

Average annual total return figures will generally be given for recent one, five, and ten year periods (if applicable), and may be given for other periods as well (such as from commencement of the sub-account's operations, or on a year by year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant sub-account's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Non-Standardized Returns

We may also calculate non-standardized returns which may or may not reflect any annual maintenance fee, and/or deferred sales charges, charges for premium taxes and/or any other taxes, or any charge for an optional rider or optional death benefit, and any non-recurring fees or charges. For periods prior to the date of this prospectus, calculations may be based on the assumption that the contracts described in this prospectus were issued when the underlying portfolios first became available to the variable annuity account. There may also be other "hypothetical" performance information which will include a more detailed description of the information and its calculation in the specific piece.

Standardized return calculations will always accompany any non-standardized returns shown.

Yields

Government Money Market Sub-Account

The "yield" (also called "current yield") of the Government Money Market Sub-Account is computed in accordance with a standard method prescribed by the SEC. The net change in the sub-account's unit value during a seven day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. The "effective yield" of the Government Money Market Sub-Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (365/7)] -1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Government Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any deduction of charges for any applicable premium taxes and/or any other taxes, or any charge for an optional death benefit rider, or any charge for an optional rider, but do reflect a deduction for the annual maintenance fee, the mortality and expense fee and the administrative fee.

Other Sub-accounts

"Yield" of the other sub-accounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per sub-account unit earned during a specified one month of 30 day period is divided by the sub-account unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30 day period for a year), according to the following formula, which assumes semi-annual compounding:

                              a-b   6
                   YIELD = 2[(--- + 1) -1]
                              CD

Where  a   =   net investment income earned during the period by the portfolio attributable to the sub-account.
       b   =   expenses accrued for the period (net of reimbursements)
       c   =   the average daily number of sub-account units outstanding during the period that were entitled to receive dividends.
       d   =   the unit value of the sub-account units on the last day of the period.

The yield of each sub-account reflects the deduction of all recurring fees and charges applicable to the sub-account, such as the mortality and expense fee, the administrative fee, the annual maintenance fee but does not reflect any charge for applicable premium taxes and/or any other taxes, any charge for an optional death benefit rider, any charge for any other optional rider, or any non-recurring fees or charges.

The sub-accounts' yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the sub-account's performance in the future. Yield should also be considered relative to changes in sub-account unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a sub-account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries and the financial statements of the Variable Annuity Account included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.



                            REGISTRATION STATEMENT

We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the contract offered hereby. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable annuity account, Minnesota Life, and the contract. Statements contained in this Prospectus as to the contents of contracts and other legal instruments are summaries, and reference is made to such instruments as filed.

                                    PART C

                               OTHER INFORMATION

                           Variable Annuity Account

                  Cross Reference Sheet to Other Information

Form N-4

Item Number    Caption in Other Information

   24.         Financial Statements and Exhibits

   25.         Directors and Officers of the Depositor

   26. Persons Controlled by or Under Common Control with the Depositor or Registrant

   27.         Number of Contract Owners

   28.         Indemnification

   29.         Principal Underwriters

   30.         Location of Accounts and Records

   31.         Management Services

   32.         Undertakings

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


(a) Audited Financial Statements of Variable Annuity Account for the year ended December 31, 2016, are included in Part B of this filing and consist of the following:

     1.  Report of Independent Registered Public Accounting Firm.

     2.  Statements of Assets and Liabilities, as of December 31, 2016.

     3.  Statements of Operations, year or period ended December 31, 2016.

     4. Statements of Changes in Net Assets, years or periods ended December 31, 2016 and 2015.

     5.  Notes to Financial Statements.

     Audited Consolidated Financial Statements and Supplementary Schedules of the Depositor, Minnesota Life Insurance Company and subsidiaries, are included in Part B of this filing and consist of the following:

     1. Independent Auditor's Report - Minnesota Life Insurance Company and Subsidiaries.

     2. Consolidated Balance Sheets - Minnesota Life Insurance Company and subsidiaries, as of December 31, 2016 and 2015.

     3. Consolidated Statements of Operations and Comprehensive Income Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2016, 2015 and 2014.

     4. Consolidated Statements of Changes in Stockholder's Equity - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2016, 2015 and 2014.

     5. Consolidated Statements of Cash Flows - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2016, 2015 and 2014.

     6. Notes to Consolidated Financial Statements - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2016, 2015 and 2014.

     7. Schedule I - Summary of Investments-Other than Investments in Related Parties - Minnesota Life Insurance Company and subsidiaries, as of December 31, 2016.

     8. Schedule III - Supplementary Insurance Information - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2016, 2015 and 2014.

     9. Schedule IV - Reinsurance - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2016, 2015 and 2014.

    (b)  Exhibits

         1. The Resolution of The Minnesota Mutual Life Insurance Company's Executive Committee of its Board of Trustees establishing the Variable Annuity Account previously filed on February 28, 2005 as exhibit 24(c)(1) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 1, is hereby incorporated by reference.

         2.  Not applicable.

         3. (a) The Amended and Restated Distribution Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed on April 27, 2009, as exhibit 24(c)(3) to Registrant's Form N-4, File Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

             (b) The Dealer Selling Agreement previously filed on July 2, 2002 as exhibit 24(c)(3)(b) to Variable Annuity Account's Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

             (c) Variable Contract Broker-Dealer Sales Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc. and Waddell & Reed, Inc. previously filed on April 21, 2006 as exhibit 24(c)(3)(c) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 12, is hereby incorporated by reference.

         4. (a) The Premier II Death Benefit Rider, form ICC 12-70235, previously filed on July 20, 2012 as exhibit 24(c)(4)(a) to Variable Annuity Account's Form N-4, File Number 333-182763, Initial Registration Statement is hereby incorporated by reference.

             (b) The Highest Anniversary Value II Death Benefit Rider, form ICC 12-70234, previously filed on July 20, 2012 as exhibit 24(c)(4)(b) to Variable Annuity Account's Form N-4, File Number 333-182763, Initial Registration Statement is hereby incorporated by reference.

             (c) The Annuity Payment Endorsement, form MHC-83-9060 previously filed on May 21, 1999 as exhibit 24(c)(4)(f) to Variable Annuity Account's Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

             (d) The Flexible Payment Deferred Variable Annuity Contract, B Series, form number ICC 12-70232, previously filed on July 20, 2012 as exhibit 24(c)(4)(d) to Variable Annuity Account's Form N-4, File Number 333-182763, Initial Registration Statement is hereby incorporated by reference.

             (e) The Flexible Payment Deferred Variable Annuity Contract, L Series, form number ICC 12-70233, previously filed on July 20, 2012 as exhibit 24(c)(4)(e) to Variable Annuity Account's Form N-4, File Number 333-182763, Initial Registration Statement is hereby incorporated by reference.

             (f) The Estate Enhancement Benefit II Rider, form number ICC 12-70236, previously filed on July 20, 2012 as exhibit 24(c)(4)(f) to Variable Annuity Account's Form N-4, File Number 333-182763, Initial Registration Statement is hereby incorporated by reference.

             (g) The Guaranteed Minimum Income Benefit Rider, Form 09-70165, previously filed on October 9, 2009 as exhibit 24(c)(4)(o) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 8, is hereby incorporated by reference.

             (h) The Individual Retirement Annuity Endorsement Traditional and SEP Annuity, form 09-70161, previously filed on February 25, 2010 as exhibit 24(b)(4)(r) to Variable Annuity

                       Account's Form N-4, File Number 333-136242,
                       Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

                  (i) The Individual Retirement Annuity Endorsement Roth Annuity, form 09-70164, previously filed on February 25, 2010 as exhibit 24(b)(4)(t) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

                  (j) The Ovation Lifetime Income II - Single Rider, form F. 12-70227 previously filed on February 28, 2012 as exhibit 24(b)(4)(aa) to Variable Annuity Account's
                       Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 29 and 183, is hereby incorporated by reference.

                  (k) The Ovation Lifetime Income II - Joint Rider, form F. 12-70228 previously filed on February 28, 2012 as exhibit 24(b)(4)(bb) to Variable Annuity Account's
                       Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 29 and 183, is hereby incorporated by reference.

                  (l) MyPath Value - Single Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC13-70252, previously filed on June 26, 2013 as Exhibit 24(b)(4)(p) to Variable Annuity Account's Form N-4, File Number 333- 189593, Initial Registration Statement is hereby incorporated by reference.

                  (m) MyPath Value - Joint Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC 13-70253, previously filed on June 26, 2013 as Exhibit 24(b)(4)(q) to Variable Annuity Account's Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.

                  (n) MyPath Core Flex - Single Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC13-70254, previously filed on June 26, 2013 as Exhibit 24(b)(4)(r) to Variable Annuity Account's Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.

                  (o) MyPath Core Flex - Joint Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC 13-70255, previously filed on June 26, 2013 as Exhibit 24(b)(4)(s) to Variable Annuity Account's Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.

                  (p) MyPath Ascend - Single Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC 13-70256, previously filed on June 26, 2013 as Exhibit 24(b)(4)(f) to Variable Annuity Account's Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.

                  (q) MyPath Ascend - Joint Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC 13-70257, previously filed on June 26, 2013 as Exhibit 24(b)(4)(u) to Variable Annuity Account's Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.

                  (r) MyPath Summit - Single Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC13-70258, previously filed on June 26, 2013 as Exhibit 24(b)(4)(v) to Variable Annuity Account's Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.

                  (s) MyPath Summit - Joint Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC13-70259, previously filed on June 26, 2013 as Exhibit 24(b)(4)(w) to Variable Annuity Account's Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.

                  (t) MyPath Highest Anniversary - Single Death Benefit Rider, form number ICC 13-70260, previously filed on June 26, 2013 as Exhibit 24(b)(4)(x) to Variable Annuity Account's Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.

                  (u) MyPath Highest Anniversary - Joint Death Benefit Rider, form number ICC13-70261, previously filed on June 26, 2013 as

                    Exhibit 24(b)(4)(y) to Variable Annuity Account's
                    Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.

            (V) MyPath Ascend 2.0 - Single Rider, form number ICC 14-70270 previously filed on August 1, 2014 as Exhibit 24(b)(4)(v) to Variable Annuity Account's Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 7 and 236, is hereby incorporated by reference.

            (W) MyPath Ascend 2.0 - Joint Rider, form number ICC 14-70271 previously filed on August 1, 2014 as Exhibit 24(b)(4)(w) to Variable Annuity Account's Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 7 and 236, is hereby incorporated by reference.

            (x) SureTrack Plus 90 Guaranteed Minimum Accumulation Benefit, form number ICC 15-70285. Previously filed on February 26, 2015 as Exhibit 24(b)(4)(x) to Variable Annuity Account's Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 9 and 241, is hereby incorporated by reference.

            (y) Endorsement, form number 14-70265. Previously filed on February 26, 2015 as Exhibit 24(b)(4)(y) to Variable Annuity Account's Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 9 and 241, is hereby incorporated by reference.

            (z) Premier Protector Death Benefit Rider, 16-70307, previously filed as Exhibit 24(b)(r) to Variable Annuity Account's Form N-4, File Number 333-212515, Initial Registration Statement, on July 14, 2016, is hereby incorporated by reference.

        5.  (a)     The Variable Annuity Application, form ICC 15-70296.
                    Previously filed on February 18, 2016 as Exhibit
                    24(b)(5)(a), File Number 333-182763, Post-Effective
                    Amendment Numbers 12 and 258 is hereby incorporated by reference.

        6.  Certificate of Incorporation and Bylaws.

            (a) The Restated Certificate of Incorporation previously filed on February 28, 2005 as exhibit 24(c)(6)(a) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 1, is hereby incorporated by reference.

            (b) The Bylaws of the Depositor previously filed as Exhibit 26(f)(2) to Minnesota Life Variable Life Account's
                    Form N-6, File Number 333-120704, Initial Registration Statement, on November 23, 2004, is hereby incorporated by reference.

        7.  Not applicable.

        8.  (a)     Participation Agreement among Securian Funds Trust,
                    Advantus Capital Management, Inc., previously filed on
                    September 30, 2014 as Exhibit 24(b)(8)(a) to Variable
                    Annuity Account's Form N-4, File Number 333-182763,
                    Post-Effective Amendment Numbers 8 and 239, is hereby incorporated by reference Minnesota Life Insurance Company dated May 1, 2014.

            (a)(1) Shareholder Information Agreement among Securian Funds Trust and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(1)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

            (b) Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company filed on February 27, 2003 as exhibit 27(h)(2)(i) to Minnesota Life Variable Universal Life Account's
                    Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (i) Addendum Dated May 1, 2000 to Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company filed on February 27, 2003 as exhibit 27(h)(2)(ii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment

                          Number 10, is hereby incorporated by reference.

                    (ii) Amendment to Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company filed on February 27, 2003 as exhibit 27(h)(2)(iii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                   (iii) Amendment Dated December 1, 2002 to Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company filed on February 27, 2003 as exhibit 27(h)(2)(iv) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (iv) Amendment Dated March 1, 2004 to Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, filed on April 22, 2005 as Exhibit 26(h)(2)(v) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 14, is hereby incorporated by reference.

                     (v)  Amendment dated May 1, 2005 to the Fund
                          Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(2)(vi) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                    (vi) Amendment Number Two to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(d)(vi) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                   (vii) Amendment Number Seven to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed on October 4, 2007 as
                          Exhibit 24(c)(8)(b)(vii) to Variable Annuity
                          Account's Form N-4, File Number 333-136242,
                          Post-Effective Amendment Number 3, is hereby incorporated by reference.

                  (viii) Amendment Number Eight to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(2)(x) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, on April 27, 2015, is hereby incorporated by reference.

            (c) Amended and Restated Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(3) to Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

            (d) Fund Shareholder Services Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed on July 20, 2012 as exhibit 24(c)(8)(d) to Variable Annuity Account's Form N-4, File Number 333-182763, Initial Registration Statement is hereby incorporated by reference.

            (e) Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company filed on February 26, 2003 as exhibit 24(c)(8)(v) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.

                   (i) First Amendment to Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(l)(b) to the Securian Life Variable Universal Life Account's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

            (f) Administration Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company filed on February 26, 2003 as exhibit 24(c)(8)(w) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.

                   (i) First Amendment to Administration Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(2)(b) to the Securian Life Variable Universal Life Account's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

            (g) Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(y) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                   (i) Amendment No. 1 to Participation Agreement among Panorama Series Fund Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(y)(i) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                  (ii) Amendment No. 2 to Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(y)(ii) to Minnesota Life Variable Universal Life Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                 (iii) Amendment No. 3 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(8)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

                  (iv) Amendment No. 4 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(8)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                   (v) Amendment No. 5 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(l)(v) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                  (vi) Amendment No. 6 to the Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as
                        Exhibit 26(h)(6)(vii) to Minnesota Life Variable Life Accounts Form N-6, File Number 33-3233, Post Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

                 (vii) Amendment No.7 to Participation Agreement by and among Oppenheimer Variable Account Funds, OppenheimerFunds,

                         Inc. and Minnesota Life Insurance Company effective August 1, 2010 previously filed on April 25, 2011 as exhibit 24(c) (8) (g) (vii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

                 (viii) Amendment No.8 to Participation Agreement by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(5)(ix) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on April 25, 2014, is hereby incorporated by reference.

                   (ix) Amendment No.9 to Participation Agreement by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(5)(x) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on April 25, 2014, is hereby incorporated by reference.

            (h) Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(z) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                    (i) Schedule A (as amended May 1, 2003 to Minnesota Life Insurance Company Participation Agreement filed on April 29, 2003 as exhibit 24(c)(8)(z)(i) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                   (ii) Amendment No. 1 to Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(m)(ii) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                  (iii) Amendment No. 2 to Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company. Previously filed on December 15, 2008 as exhibit 24(c)(8)(i)(iii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 17, is hereby incorporated by reference.

                   (iv) Third Amendment to Supplement to Participation Agreement among Putnam Variable Trust, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company filed April 25, 2011 as Exhibit 24(c)8(i)(iv) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #26 and #171, is hereby incorporated by reference.

                    (v) Fourth Amendment to Participation Agreement among Putnam Variable Trust, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company, previously filed on April 27, 2015 as exhibit 24 (b) (8) (h) (v) to Variable Annuity Account's Form N-4, File Number 333-182763 Post-Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.

            (i) Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(10)(i) to Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                    (i)  Schedule A as amended May 1, 2003 to the
                         Participation Agreement among AIM Variable Insurance Funds, AIM

                         Distributors, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(10)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                   (ii) Amendment No. 1 to the Participation Agreement dated March 4, 2002, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(10)(iii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

                  (iii) Amendment No. 2 to the Participation Agreement dated March 2, 2002, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(10)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                   (iv) Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(n)(iv) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                    (v) Amendment No. 4 to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc. effective April 30, 2010 filed April 25, 2011 as Exhibit 24(c)8(j)(v) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #26 and #171, is hereby incorporated by reference.

            i(1) Administrative Services Agreement between Invesco Advisers, Inc. and Minnesota Life Insurance Company dated October 1, 2016, previously filed on November 8, 2016 as exhibit 24(b)(8)(i)(1) to Variable Annuity Account's Form N-4, File Number 333-212515, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

            (j) Shareholder Services Agreement among American Century Investment Services, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(11) to Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                    (i) Amendment No. 1 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investments, Inc., previously filed as Exhibit 26(h)(11)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                   (ii) Amendment No. 2 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investment Services, Inc. , previously filed on October 4, 2007 as Exhibit 24(c)(8)(k)(ii) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

                  (iii) Amendment No. 3 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investment Services, Inc., previously filed as Exhibit 26(h)(9)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, on April 27, 2015, is hereby incorporated by reference.

                   (iv) Amendment No. 4 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investment Services, Inc., previously filed as Exhibit 26(h)(9)(vi) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, on April 27, 2015, is hereby incorporated by reference.

            (k) Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(13)(i) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                    (i) Amendment No. 1 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(13)(ii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                   (ii) Amendment No. 2 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(13)(iii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                  (iii) Amendment No. 3 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                   (iv) Amendment No. 4 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                    (v)  Letter dated December 7, 2005 amending
                         Participation Agreement among MFS Variable
                         Insurance Trust, Massachusetts Financial
                         Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on
                         April 21, 2006, is hereby incorporated by reference.

                   (vi) Amendment No. 5 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(p)(vi) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                  (vii) Fee letter dated September 1, 2010 referencing the Participation Agreement by and among the MFS Variable Insurance Trust, Minnesota Life Insurance and Massachusetts Financial Services Company filed April 25, 2011 as Exhibit 24(c)8(l)(vii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #26 and #171, is hereby incorporated by reference.

                 (viii) Amendment No. 6 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota Life Insurance Company and Massachusetts Financial Services Company effective September 1, 2010 filed April 25, 2011 as Exhibit 24(c)8(l)(viii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #26 and #171, is hereby incorporated by reference.

                  (viv)  Joinder to Participation Agreement among MFS
                         Variable Insurance Trust, Massachusetts
                         Financial Services Company, and Minnesota Life Insurance Company,
                        previously filed on September 7, 2011 as Exhibit 24(c)8(l)(viv) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #28 and #182, is hereby incorporated by reference.

                   (x) Amendment No. 7 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota Life Insurance Company, and Massachusetts Financial Services Company, previously filed on April 27, 2015 as exhibit 26(h)(6)(xi) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.

                  (xi) Amendment No. 8 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota Life Insurance Company, and Massachusetts Financial Services Company, previously filed on April 27, 2015 as exhibit 26(h)(6)(xii) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.

            (l) Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(14)(i) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                   (i) Amendment to Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(14)(ii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                  (ii) Amendment No. 2 to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(14)(iii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                 (iii) Amendment No. 3 to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(14)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

                  (iv) Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed as Exhibit 26(h)(14)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                   (v) Amendment No. 5 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(q)(v) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                  (vi) Amendment No. 6 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust,

                         Franklin/Templeton Distributors, Inc., and Minnesota Life Insurance Company, previously filed on October 4, 2007 as Exhibit 24(c)(8)(m)(vi) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

                  (vii) Amendment to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc. effective August 16, 2010 filed April 25, 2011 as Exhibit 24(c)8(m)(vii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #26 and #171, is hereby incorporated by reference.

                 (viii) Amendment No.7 Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc., previously filed as Exhibit 26(h)(12)(x) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

                   (ix) Participation Agreement Addendum dated May 1, 2012 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc., previously field as Exhibit 26(h)(12)(xi) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

                    (x)  Amendment No. 8 to Participation Agreement dated
                         May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc., previously filed as Exhibit 26(h)(12)(xii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment Number 34, on
                         April 24, 2013, is hereby incorporated by reference.

                   (xi)  Amendment No. 10 to Participation Agreement dated
                         May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc., previously filed as Exhibit 26(h)(12)(xiii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment Number 34, on
                         April 24, 2013, is hereby incorporated by reference.

            (m) Waddell & Reed Target Funds, Inc. Participation Agreement, previously filed on February 19, 2004 as exhibit 27(h)(15) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-109853, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

                    (i) Amendment Number One to the Target Funds Participation Agreement among Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed as Exhibit 26(h)(15)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                   (ii) Second Amendment to the Target Funds Participation Agreement among Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target Funds, Inc. previously filed as Exhibit 24(c)8(n)(ii) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 6 on February 27, 2009, is hereby incorporated by reference.

                 (iii) Third Amendment to Target Funds Participation Agreement among Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios, and Minnesota Life Insurance Company filed April 25, 2011 as Exhibit 24(c)8(n)(iii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #26 and #171, is hereby incorporated by reference.

                  (iv) Fourth Amendment to Ivy Funds Variable Insurance Portfolios Participation Agreement (Excludes Products Sold Through W&R Distribution System) among Minnesota Life Insurance Company, Waddell & Reed, Inc., and Ivy Funds Variable Insurance Portfolios, previously filed as Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on April 25, 2014, is hereby incorporated by reference.

            (n) Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Minnesota Life Insurance Company previously filed on April 29, 2003 as Exhibit 24 (c)(z) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                   (i) Amendment Number one to the Agreement between Van Kampen Asset Management, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(s)(i) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                  (ii) Amendment Number Two to Participation Agreement among Minnesota Life Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds, Inc. and Van Kampen Asset Management previously filed on April 27, 2010 as exhibit 26(h)(15)(iii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 30, is hereby incorporated by reference.

            (o) Rule 22c-2 Shareholder Information Agreement between Janus Capital Management, LLC, Janus Services LLC, Janus Distributors LLC, Janus Aspen Series and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(2)(viii) to Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

            (p) Shareholder Information Agreement among Ivy Funds Distributor, Inc., Waddell & Reed, Inc. and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(5)(iii) to Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

            (q) Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 between AIM Investment Services, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(s) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

            (r) Shareholder Information Agreement between American Century Investment Services, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(t) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

            (s) Rule 22c-2 Agreement between Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(u) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

            (t) Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(v) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

            (u) Shareholder Information Agreement Under Rule 22c-2 of the Investment Company Act of 1940 among OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(w) to Variable Annuity Account's
                 Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

            (v) Rule 22c-2 Agreement among Putnam Fiduciary Trust Company, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(x) to Variable Annuity Account's
                 Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

            (w) Van Kampen Life Investment Trust Shareholder Information Agreement among Van Kampen Funds Inc., Van Kampen Life Investment Trust, and Minnesota Life Insurance Agreement previously filed on September 6, 2007 as exhibit 24(c)(8)(y) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

            (x) Fund Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, Alps Advisers, Inc. and Alps Distributors, Inc. , previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

                   (i) Amendment Number One to the Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc. filed on February 25, 2010 as exhibit 24(b)(8)(aa)(i) to Variable Annuity Account's Form N-4, File Number 333-136242 Post-Effective Amendments 11 amd 161 is hereby incorporated by reference.

                  (ii) Amendment Number Two to Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc. previously filed on April 27, 2010 as exhibit 26(h)(18)(iii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 30, is hereby incorporated by reference.

                 (iii) Amendment Number Three to Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed as
                        Exhibit 26(h) (18)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on April 25,2014, is hereby incorporated by reference.

                  (iv) Amendment Number Four to Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed as Exhibit 26(h)
                        (18)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on April 25,2014, is hereby incorporated by reference.

                   (v) Amendment Number Five to Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed as Exhibit 26(h)(18)(vi) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on April 25, 2014, is hereby incorporated by reference.

              (y) Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., Morgan Stanley Investment Management Inc., and Minnesota Life Insurance Company , previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

                    (i) Amendment Number One to Participation Agreement among Minnesota Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc. previously filed on April 27, 2010 as exhibit 26(h)(17)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 30, is hereby incorporated by reference.

                    (ii) Second Amendment to Participation Agreement among Minnesota Life Insurance Company, The Universal Institutional Funds, Inc. Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc., previously filed on April 27, 2015 as exhibit 24 (b) (8) (y) (ii) to Variable Annuity Account's Form N-4, File Number 333-182763 Post-Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.

                    (iii) Third Amendment to Participation Agreement among Minnesota Life Insurance Company, The Universal Institutional Funds, Inc, Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc., previously filed on April 27, 2015 as exhibit 24 (b) (8) (y) (iii) to Variable Annuity Account's Form N-4, File Number 333-182763 Post- Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.

               (z) Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and Minnesota Life Insurance Company, previously filed on October 9, 2009 as Exhibit 24(c)(8)(cc) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 8, is hereby incorporated by reference.

              (aa) Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust between Allianz Global Investors Distributors LLC and Minnesota Life Insurance Company filed April 25, 2011 as Exhibit 24(c)8(dd) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #26 and #171, is hereby incorporated by reference.

                    (i) Amendment to Selling Agreement between Minnesota Life Insurance Company, and PIMCO Investments LLC, previously filed as Exhibit 26(h)(22)(vi) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

                    (ii) Second Amendment to the Participation Agreement by and among PIMCO Investments LLC, PIMCO Variable Insurance Trust, and Minnesota Life Insurance Company, previously filed on April 27, 2015 as exhibit 26(h)(8)(viii) to Minnesota Life
                           Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.

              (bb) PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust between Pacific Investment Management Company LLC and Minnesota Life Insurance Company filed April 25, 2011 as Exhibit 24(c)8(ee) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #26 and #171, is hereby incorporated by reference.

                    (i)    Amendment No. 1 to PIMCO Services Agreement for
                           Advisor

                         Class Shares of PIMCO Variable Insurance Trust Effective May 1, 2013, previously filed as Exhibit 26(h)(22)(vii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

            (cc) Participation Agreement among Minnesota Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed April 25, 2011 as Exhibit 24(c)8(ff) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #26 and #171, is hereby incorporated by reference.

                    (i) Termination, New Agreements and Amendments Relating to Intermediary Agreements for PIMCO Variable Insurance Trust among Allianz Global Investors Distributors LLC, PIMCO Investments LLC and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(22)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

                   (ii) Amendment to Participation Agreement among Minnesota Life Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Investments LLC, previously filed as
                         Exhibit 26(h)(22)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

            (dd) Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Minnesota Life Insurance Company filed April 25, 2011 as
                  Exhibit 24(c)8(gg) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #26 and #171, is hereby incorporated by reference.

                    (i) Amendment to Participation Agreement between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Minnesota Life Insurance Company, previously filed on July 20, 2012 as exhibit 24(c)(8)(dd)(i) to Variable Annuity Account's Form N-4, File Number 333-182763, Initial Registration Statement is hereby incorporated by reference.

                   (ii) Second Amendment to Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(23)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment 34, on April 24, 2013, is hereby incorporated by reference.

                  (iii) Third Amendment to Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(23)(vi) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

            (ee) Administrative Services Agreement between Goldman Sachs Asset Management, L.P. and Minnesota Life Insurance Company filed April 25, 2011 as Exhibit 24(c)8(hh) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #26 and #171, is hereby incorporated by reference.

                  (i) Amendment to Administrative Services Agreement Between Goldman Sachs Asset Management, L.P. and Minnesota Life Insurance Company , previously filed as Exhibit 26(h)(23)(vii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

            (ff) Services Agreement between Goldman, Sachs & Co. and Minnesota Life Insurance Company filed April 25, 2011 as

                  Exhibit 24(c)8(ii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #26 and #171, is hereby incorporated by reference.

            (gg) Fund Participation and Service Agreement among Minnesota Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and American Funds Insurance Series filed April 25, 2011 as Exhibit 24(c)8(jj) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #26 and #171, is hereby incorporated by reference.

                   (i) Amendment No. 1 to Fund Participation and Service Agreement among Minnesota Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and American Funds Insurance Series, previously filed as Exhibit 26(h)(24)(iv) to Minnesota Life Variable Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on April 25, 2014, is hereby incorporated by reference.

                  (ii) Second Amendment to the Business Agreement by and among Minnesota Life Insurance Company, Securian Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and Management Company, previously filed as Exhibit 26(h)(24)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, on
                        April 27, 2015, is hereby incorporated by reference.

            (hh) Business Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., American Funds Distributors, Inc. and Capital Research and Management Company filed April 25, 2011 as Exhibit 24(c)8(kk) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #26 and #171, is hereby incorporated by reference.

            (ii) American Funds Rule 22c-2 Agreement among American Funds Service Company and Minnesota Life Insurance Company filed April 25, 2011 as Exhibit 24(c)8(ll) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #26 and #171, is hereby incorporated by reference.

            (jj) Distribution and Shareholder Services Agreement dated March 9, 2012 between Northern Lights Variable Trust and Minnesota Life Insurance Company, previously filed on April 27, 2012 as Exhibit 24(c)(8)(mm) to Variable Annuity Account's Form N-4, File Number 333-136242, POst-Effective Amendment Numbers 15 and 192, is hereby incorporated by reference.

            (kk) Fund Participation Agreement dated March 12, 2012 among Northern Lights Variable Trust, Minnesota Life Insurance Company, Northern Lights Distributors, LLC and ValMark Advisers, Inc., previously filed on April 27, 2012 as
                  Exhibit 24(c)(8)(nn) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 15 and 192, is hereby incorporated by reference.

                   (i) First Amendment to the Participation Agreement among Northern Lights Variable Trust, Northern Lights Distributors, LLC, Valmark Advisers, Inc., and Minnesota Life Insurance Company dated October 8,
                        2012, previously filed on April 25, 2014 as exhibit 24(c)(8)(kk)(i) to Variable Annuity Account's Form
                        N-4, File Number 333-182763, Post-Effective Amendment Numbers 5 and 226, is hereby incorporated by reference.

                  (ii) Second Amendment to the Participation Agreement among Northern Lights Variable Trust, Northern Lights Distributors, LLC, ValMark Advisers, Inc., and Minnesota Life Insurance Company dated March 12, 2012 as authorized November 5, 2013, previously filed on April 25, 2014 as exhibit 24(c)(8)(kk)(ii) to Variable Annuity Account's Form N-4, File Number 333-182763,

                            Post-Effective Amendment Numbers 5 and 226, is hereby incorporated by reference.

                 (ll) Participation Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., and AllianceBernstein Investments, Inc., previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

                       (i) First Amendment to the Participation Agreement among Northern Lights Variable Trust, Northern Lights Distributors, LLC, Valmark Advisers, Inc., and Minnesota Life Insurance Company dated
                            October 8, 2012, previously filed on April 25, 2014 as exhibit 24(c)(8)(kk)(i) to Variable Annuity Account's Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 5 and 226, is hereby incorporated by reference.

                       (ii) Second Amendment to the Participation Agreement
                            among Northern Lights Variable Trust, Northern Lights Distributors, LLC, Valmark Advisers, Inc., and Minnesota Life Insurance Company dated
                            March 12, 2012 as authorized November 5, 2013, previously filed on April 25, 2014 as exhibit 24(c)(8)(kk)(i) to Variable Annuity Account's Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 5 and 226, is hereby incorporated by reference.

                 (mm) Participation Agreement among Minnesota Life Insurance Company, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Fund Advisor, LLC and Legg Mason Investor Services, LLC, previously filed on April 27, 2015 as exhibit 24 (b) (8) (mm) to Variable Annuity Account's Form N-4, File Number 333-182763 Post-Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.

                 (nn) Administrative Services Agreement between Minnesota Life Insurance Company and Legg Mason Investor Services, LLC, previously filed on April 27, 2015 as exhibit 24 (b) (8) (nn) to Variable Annuity Account's Form N-4, File Number 333-182763 Post-Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.

         9.  Opinion and consent of Michael P. Boyle, Esq.

        10. Opinion and Consent of KPMG LLP, to be filed by subsequent amendment.

        11.  Not applicable.

        12.  Not applicable.

        13. Minnesota Life Insurance Company Power of Attorney to sign Registration Statements.

 Item 25. Directors and Officers of the Minnesota Life Insurance Company

 Name and Principal                     Position and Offices
 Business Address                       with Minnesota Life
 ------------------                     -------------------------------------

 Eric J. Bentley                        Second Vice President
 Minnesota Life Insurance Company
 400 Robert Street North
 St. Paul, MN 55101

 Michael P. Boyle                       Second Vice President
 Minnesota Life Insurance Company
 400 Robert Street North
 St. Paul, MN 55101

 Mary K. Brainerd                       Director
 HealthPartners
 8170 33rd Avenue South
 Bloomington, MN 55425

 John W. Castro                         Director
 898 Glouchester Street
 Boca Raton, FL 33487

 Gary R. Christensen                    Director, Attorney-in-Fact,
 Minnesota Life Insurance Company       Senior Vice President, General
 400 Robert Street North                Counsel and Secretary
 St. Paul, MN 55101

 Susan L. Ebertz                        Vice President
 Minnesota Life Insurance Company
 400 Robert Street North
 St. Paul, MN 55101

 Robert J. Ehren                        Senior Vice President
 Minnesota Life Insurance Company
 400 Robert Street North
 St. Paul, MN 55101

 Julio A. Fesser                        Second Vice President
 Minnesota Life Insurance Company
 400 Robert Street North
 St. Paul, MN 55101

 Craig J. Frisvold                      Vice President
 Minnesota Life Insurance Company
 400 Robert Street North
 St. Paul, MN 55101

 Sara H. Gavin                          Director
 Weber Shandwick Minneapolis
 8000 Norman Center Drive
 Suite 400
 Bloomington, MN 55437

 Eric B. Goodman                        Director
 101 North 7th St
 Suite 202
 Louisville, KY 40202

 Christopher M. Hilger                  President, CEO and Director
 Minnesota Life Insurance Company
 400 Robert Street North
 St. Paul, MN 55101

 John H. Hooley                         Director

 4623 McDonald Drive Overlook
 Stillwater, MN 55082

 Daniel H. Kruse                        Vice President
 Minnesota Life Insurance Company
 400 Robert Street North
 St. Paul, MN 55101

 David J. LePlavy                       Senior Vice President, Treasurer
 Minnesota Life Insurance Company       and Controller
 400 Robert Street North
 St. Paul, MN 55101

 Jean Delaney Nelson                    Senior Vice President
 Minnesota Life Insurance Company
 400 Robert Street North
 St. Paul, MN 55101

 Maria H. O'Phelan                      Second Vice President
 Minnesota Life Insurance Company
 400 Robert Street North
 St. Paul, MN 55101

 Kathleen L. Pinkett                    Senior Vice President
 Minnesota Life Insurance Company
 400 Robert Street North
 St. Paul, MN 55101

 Daniel P. Preiner                      Director of Corporate Compliance
 Minnesota Life Insurance Company
 400 Robert Street North
 St. Paul, MN 55101

 Trudy A. Rautio                        Director
 Carlson
 701 Carlson Parkway
 Minnetonka, MN 55305-8215

 Robert L. Senkler                      Chairman and Director
 Minnesota Life Insurance Company
 400 Robert Street North
 St. Paul, MN 55101

 Bruce P. Shay                          Director and Executive
 Minnesota Life Insurance Company       Vice President
 400 Robert Street North
 St. Paul, MN 55101

 Loyall E. Wilson                       Second Vice President
 Minnesota Life Insurance Company
 400 Robert Street North
 St. Paul, MN 55101

 Warren J. Zaccaro                      Director, Executive Vice President
 Minnesota Life Insurance Company       and Chief Financial Officer
 400 Robert Street North
 St. Paul, MN 55101

ITEM 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

         .  Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

         .  Securian Financial Group, Inc. (Delaware)
         .  Capitol City Property Management, Inc.
         .  Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

         .  Minnesota Life Insurance Company


         .  Securian Ventures, Inc.
         .  Advantus Capital Management, Inc.
         .  Securian Financial Services, Inc.
         .  Securian Casualty Company


         .  H. Beck, Inc. (Maryland)
         .  Ochs, Inc.

         .  Lowertown Capital, LLC

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

         .  Personal Finance Company LLC (Delaware)


         .  Allied Solutions, LLC (Indiana)
         .  Securian Life Insurance Company

         .  American Modern Life Insurance Company (Ohio)


         .  Marketview Properties, LLC
         .  Marketview Properties II, LLC
         .  Marketview Properties IV, LLC

         .  Marketview Properties III, LLC

         .  Securian AAM Holdings, LLC (Delaware)

         .  Oakleaf Service Corporation


Majority-owned subsidiary of Securian AAM Holdings, LLC:


         .  Asset Allocation & Management Company, L.L.C. (Delaware)




Wholly-owned subsidiary of American Modern Life Insurance Company:

         .  Southern Pioneer Life Insurance Company (Arkansas)

Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:

         .  Securian Funds Trust

Majority-owned subsidiary of Securian Financial Group, Inc.:

         .  Securian Trust Company, N.A.


Fifty percent-owned subsidiary of Minnesota Life Insurance Company:


         .  CRI Securities, LLC

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

ITEM 27. NUMBER OF CONTRACT OWNERS


As of February 2, 2017, the number of holders of securities of this class were as follows:



       Title of Class            Number of Record Holders
       --------------            ------------------------
Variable Annuity Contracts --             9,486
  MultiOption Guide


ITEM 28. INDEMNIFICATION

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Variable Annuity Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Variable Annuity Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Variable Annuity Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Variable Annuity Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Variable Annuity Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

         (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:
              Variable Fund D
              Variable Annuity Account
              Minnesota Life Variable Life Account

              Minnesota Life Individual Variable Universal Life Account Minnesota Life Variable Universal Life Account
              Securian Life Variable Universal Life Account

         (b)  Directors and Officers of Securian Financial Services, Inc.:

                                                  Positions and
Name and Principal                                Offices
Business Address                                  with Underwriter
----------------                                  ----------------
George I. Connolly                                President, Chief
Securian Financial Services, Inc.                 Executive Officer and
400 Robert Street North                           Director
St. Paul, MN 55101

Gary R. Christensen                               Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, MN 55101

Warren J. Zaccaro                                 Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, MN 55101

Loyall E. Wilson                                  Executive Vice President, Chief
Securian Financial Services, Inc.                 Compliance Officer and
400 Robert Street North                           Secretary
St. Paul, MN 55101

Peter G. Berlute                                  Vice President-Business
Securian Financial Services, Inc.                 Operations and Treasurer
400 Robert Street North
St. Paul, MN 55101

Suzanne M. Chochrek                               Vice President-
Securian Financial Services, Inc.                 Business and Market
400 Robert Street North                           Development
St. Paul, MN 55101

Jeffrey D. McGrath                                Vice President
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, MN 55101

Kimberly K. Carpenter                             Vice President-Compliance
Securian Financial Services, Inc.                 and Assistant Secretary
400 Robert Street North
St. Paul, MN 55101

Kjirsten G. Zellmer                               Vice President & Business
Securian Financial Services, Inc.                 Operations
400 Robert Street North
St. Paul, MN 55101

         (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


  Name of             Net Underwriting  Compensation on
 Principal             Discounts and     Redemption or   Brokerage     Other
Underwriter             Commissions      Annuitization  Commissions Compensation
-----------          ----------------- ---------------- ----------- ------------
Securian Financial,
  Services Inc.         $42,812,746          ---            ---         ---


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101-2098.

ITEM 31.  MANAGEMENT SERVICES

None.

ITEM 32.  UNDERTAKINGS

    (a) Minnesota Life Insurance Company hereby represents that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

    (b) Minnesota Life Insurance Company hereby represents that it will include as part of the prospectus, a toll-free number and a written communication included within the prospectus, that allows an applicant to call or write to request a Statement of Additional Information.

    (c) Minnesota Life Insurance Company hereby represents that it will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

    (d) Minnesota Life Insurance Company hereby represents that, as to the variable annuity contract which is the subject of this Registration Statement, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Minnesota Life Insurance Company.

                                  SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant, Variable Annuity Account certifies that it and has caused this Registration Statement to be signed on its behalf in the City of St. Paul and the State of Minnesota on the 17th day of February, 2017.


                                               VARIABLE ANNUITY ACCOUNT
                                               (Registrant)

                                          By:  MINNESOTA LIFE INSURANCE COMPANY
                                               (Depositor)

                                          By      /s/ Christopher M. Hilger
                                               ---------------------------------
                                                     Christopher M. Hilger
                                                          President
                                                 and Chief Executive Officer


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, Minnesota Life Insurance Company certifies that it has caused this Registration Statement to be signed on its behalf in the City of Saint Paul, and the State of Minnesota, on the 17th day of February, 2017.


                                               MINNESOTA LIFE INSURANCE COMPANY

                                           By     /s/ Christopher M. Hilger
                                               ---------------------------------
                                                    Christopher M. Hilger
                                                          President
                                                 and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.


        Signature            Title                                  Date
        ---------            -----                                  ----
/s/ Christopher M. Hilger    President and Chief Executive Officer  February 17, 2017
---------------------------
Christopher M. Hilger

*                          Chairman of the Board
-------------------------
Robert L. Senkler

*                          Director
-------------------------
Mary K. Brainerd

*                          Director
-------------------------
John W. Castro

*                          Director
-------------------------
Gary R. Christensen

*                          Director
-------------------------
Sara H. Gavin

*                          Director
-------------------------
Eric B. Goodman

*                          Director
-------------------------
John H. Hooley

*                          Director
-------------------------
Trudy A. Rautio

*                          Director
-------------------------
Bruce P. Shay

*                          Director
-------------------------
Warren J. Zaccaro

                           Executive Vice President          February 17, 2017
/s/ Warren J. Zaccaro      and Chief Financial Officer
-------------------------  (chief financial officer)
Warren J. Zaccaro

                           Executive Vice President and      February 17, 2017
/s/ Warren J. Zaccaro      Chief Financial Officer
-------------------------  (chief accounting officer)
Warren J. Zaccaro

/s/ David J. LePlavy       Senior Vice President, Treasurer  February 17, 2017
-------------------------  and Controller (treasurer)
David J. LePlavy

                           Director, Attorney-in-Fact,       February 17, 2017
/s/ Gary R. Christensen    Senior Vice President,
-------------------------  General Counsel and Secretary
Gary R. Christensen


* Pursuant to power of attorney October 17, 2016 a copy of which is filed herewith.

                                 EXHIBIT INDEX


Exhibit Number  Description of Exhibit
--------------  ----------------------
9.              Opinion and consent of Michael P. Boyle, Esq.

                Minnesota Life Insurance Company Power of Attorney to sign
13.             Registration Statements.